PROXY MATERIALS

Robeco-Sage Multi-Strategy TEI Fund, L.L.C.
Robeco-Sage Triton Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Robeco-Sage Multi-Strategy Fund, L.L.C.
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy Master Fund, L.L.C.

909 Third Avenue
32nd Floor
New York, New York 10022

Dear Member:

I am writing to inform you of a joint meeting (the "Meeting") that will be held on September 9, 2011 of members ("Members") of Robeco-Sage Multi-Strategy TEI Fund, L.L.C. ("TEI"), Robeco-Sage Triton Fund, L.L.C. ("Triton"), Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. ("TEI Inst.," and together with TEI and Triton, the "TEI Feeder Funds"), Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. ("TEI MF," and together with the TEI Feeder Funds, the "TEI Funds"), Robeco-Sage Multi-Strategy Fund, L.L.C. ("MS"), Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. ("MS Inst.," and together with MS, the "MS Feeder Funds") and Robeco-Sage Multi-Strategy Master Fund, L.L.C. ("MSMF," and together with the MS Feeder Funds, the "MS Funds") (individually, a "Fund," and collectively, the "Funds").  The purpose of the Meeting is for Members of the Funds to vote on important proposals that affect the Funds and your investment in them.

At the Meeting, Members of each Fund will vote on a proposal to approve a new investment advisory agreement between each Fund and Arden Asset Management LLC ("Arden"), pursuant to which Arden would replace Robeco Investment Management, Inc. ("Robeco") as the investment adviser of the Funds (each, a "New Advisory Agreement," and collectively, "New Advisory Agreements").  Approval of the New Advisory Agreements is being sought in connection with the agreement reached between Arden and Robeco under which Robeco Groep, N.V. will transfer to Arden management of the Robeco-Sage fund of funds complex (the "Transaction").  The Transaction is expected to close effective October 1, 2011 (the "Closing"), subject to meeting certain conditions to closing.  Each Fund's currently effective investment advisory agreement with Robeco (each, a "Current Advisory Agreement," and collectively, the "Current Advisory Agreements") will terminate in connection with the Transaction, effective upon the Closing.  Other than the identity of the new adviser, the terms of the New Advisory Agreements will be substantially the same as the terms of the Current Advisory Agreements, as further described below.

Additionally, at the Meeting, Members of each TEI Fund will vote on a proposal to reorganize TEI MF into MSMF, and Members of TEI will also vote on a proposal to reorganize TEI into MS (collectively, the "Reorganization").  As a result of the Reorganization, Members of TEI will become Members of MS, and Members of TEI MF will become Members of MSMF.  Although Triton and TEI Inst. will not be merging with other funds, they will become feeder funds into MSMF after the Reorganization (in lieu of being feeder funds into TEI MF).  TEI and TEI MF would be terminated and dissolved.  Thus, the New Advisory Agreements for TEI and TEI MF would only take effect if the Reorganization is not implemented (either because Member approval of the Reorganization is not obtained or some other condition precedent to the Reorganization is not met).

More about the New Advisory Agreements

After careful consideration, the Boards of Managers of the Funds (each, and collectively, the "Board") determined to approve the New Advisory Agreements to enable Arden to serve as investment adviser of the Funds and to assume responsibility for providing all of the services that are now provided to the Funds by Robeco, through its Robeco-Sage division.  There will be no change in fees payable by any of the Funds under the New Advisory Agreements, nor is it expected that the Funds will bear any increase in fees or expenses as a result of the Transaction.  In addition, the Transaction is not expected to result in any change in the investment objectives or investment policies of the Funds or a change in the personnel responsible for the day-to-day management of the investment portfolios of the Master Funds (as defined below).  (However, in lieu of Robeco-Sage's investment committee, investment decisions for the Master Funds' portfolios would be made under the oversight of Arden's investment committee, which would include, with respect to the Funds, Robeco-Sage's current Chief Investment Officer, Paul S. Platkin.)

To become effective for each Fund, the New Advisory Agreement for that Fund must be approved by Members of the Fund.  With respect to MSMF and TEI MF (each, a "Master Fund"), the MS Feeder Funds and the TEI Feeder Funds (the "Feeder Funds") will each cause their respective interests in the relevant Master Fund to be voted on the proposal to approve the New Advisory Agreement for the Master Fund in the same proportion (for and against the proposal) as Members of the Feeder Funds vote their interests with respect to the approval of the New Advisory Agreement.

More about the Reorganization

The Reorganization is being proposed to consolidate funds currently managed by Robeco (and which are proposed to be managed by Arden) that have substantially identical investment objectives and policies.  This consolidation is expected to result in lower expenses that should benefit Members of the TEI Funds.

With respect to the Reorganization, it would result in the following:

•	substantially all of the assets and liabilities of TEI would be acquired by MS in exchange for units of limited liability company interests ("Units") of MS;

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•	substantially all of the assets and liabilities of TEI MF would be acquired by MSMF, in exchange for Units of MSMF; and
•	Triton and TEI Inst. would receive Units of MSMF and become feeder funds into MSMF.

As a result, the Units of MS would be distributed to Members of TEI, in liquidation of TEI, and the Units of MSMF would be distributed to Members of TEI MF (which are TEI, Triton and TEI Inst.), in liquidation of TEI MF.  Consequently, Members of TEI will become Members of MS, and Members of TEI MF will become Members of MSMF.  Each Member of TEI will receive Units of MS having an aggregate value, determined at the time the Reorganization is consummated, that is the same as the value of their Units in TEI.  Although Triton and TEI Inst. will not be merging with other funds (and therefore Members of Triton and TEI Inst. will continue to hold their Units in Triton and TEI Inst., as applicable), they will become feeder funds into MSMF after the Reorganization (in lieu of being feeder funds into TEI MF).  Consummation of the Reorganization is subject to the approval of Members of each of the TEI Feeder Funds.

The Board of each of the TEI Funds has approved the Reorganization and believes that consummation of the Reorganization would be in the best interests of each TEI Fund and its Members.

If the Reorganization is consummated and if the New Advisory Agreements are approved, Arden would serve as the investment adviser of the MS Funds, Triton and TEI Inst. (because TEI and TEI MF would have been eliminated by the Reorganization).  In the event that the Reorganization is not approved, but the New Advisory Agreements are approved, Arden would serve as the investment adviser of all of the MS Funds and the TEI Funds.

Although Members of all Funds will be voting on the New Advisory Agreements, only Members of the TEI Funds will be voting on the Reorganization.  Each TEI Feeder Fund will vote its interest in TEI MF proportionately for and against approval of the Reorganization of TEI MF in accordance with the votes of the TEI Feeder Funds' Members at the Meeting for and against the proposal.  Consummation of the Reorganization is also subject to certain other conditions, as described in the enclosed Prospectus/Proxy Statement.

You will not incur any sales loads or other transaction charges as a result of the Reorganization.  Additional information about the investment objectives and policies of the MS Funds and additional details about the Reorganization are contained in the attached combined Prospectus/Proxy Statement.

Please take the time to familiarize yourself with this Prospectus/Proxy Statement.

The Board unanimously recommends that you vote to approve the New Advisory Agreements (all Funds) and the Reorganization (TEI Funds only).

If you have any questions about these matters, please call the Funds at (866) 773-7145.  You may indicate your approval of the New Advisory Agreements and the Reorganization, as applicable, by completing the enclosed proxy card and mailing it in the enclosed postage-paid envelope, calling toll-free at 1-800-622-1291 to vote by phone with a proxy voting representative (please have the enclosed proxy card available for reference only and do not mail the paper proxy card), logging on to www.proxyonline.com (please have the enclosed proxy card available for reference only, follow the on-screen instructions and do not mail the paper

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proxy card) or voting in-person at the Meeting. Whether or not you plan to attend the Meeting, please vote your Units by mail, phone or Internet.  It is very important that you vote and that your voting instructions be received prior to the Meeting.

Thank you for considering and participating in this process.

Sincerely,

/s/ Timothy J. Stewart
Timothy J. Stewart
President and Chief Executive Officer
Robeco-Sage Multi-Strategy TEI Fund, L.L.C.
Robeco-Sage Triton Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Robeco-Sage Multi-Strategy Fund, L.L.C.
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy Master Fund, L.L.C.

July 14, 2011

YOUR VOTE IS IMPORTANT.  PLEASE VOTE BY RETURNING YOUR PROXY CARD PROMPTLY (OR BY FOLLOWING THE ALTERNATIVE VOTING METHODS IDENTIFIED IN THE ATTACHED PROSPECTUS/PROXY STATEMENT).  MEMBERS ARE INVITED TO ATTEND THE MEETING IN PERSON.  ANY MEMBER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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Question and Answers

At the Joint Special Meeting of Members ("Members") of the Funds to be held on September 9, 2011, Members will have the opportunity to vote on proposals relating to the Funds.  We recommend that you carefully read the enclosed Prospectus/Proxy Statement, which describes the proposals in detail.  The following "Questions and Answers" are provided as a supplement to the Prospectus/Proxy Statement and to answer questions you may have.

Why are the Funds holding a Special Meeting of Members?

The Joint Special Meeting of Members is being called to consider the following significant proposals: (i) a new advisory agreement between each Fund and Arden Asset Management LLC ("Arden"); and (ii) for TEI Fund Members only, an Agreement and Plan of Reorganization that will have the effect of reorganizing the TEI Funds into the MS Funds (the "Reorganization").  As a result of the Reorganization, Members of TEI will become Members of MS, and Members of TEI MF will become Members of MSMF.  Although Triton and TEI Inst. will not be merging with other funds, they will become feeder funds into MSMF after the Reorganization (in lieu of being feeder funds into TEI MF).

Why are the Members being asked to approve a new Advisory Agreement with Arden?

On June 2, 2011, Robeco Groep, N.V. ("Robeco Groep") and Arden announced an agreement under which Robeco Groep will transfer to Arden management of the Robeco-Sage fund of funds complex (the "Transaction").  The Transaction is expected to close effective October 1, 2011 (the "Closing"), subject to meeting certain conditions to closing.

Each Fund's currently effective investment advisory agreement with Robeco Investment Management, Inc. ("Robeco") (each, a "Current Advisory Agreement," and collectively, the "Current Advisory Agreements") will terminate in connection with the Transaction, effective upon the Closing.  Accordingly, Robeco and Arden proposed to the Board that each Fund enter into a new investment advisory agreement with Arden (each, a "New Advisory Agreement," and, collectively, the "New Advisory Agreements") under which Arden will have responsibility for providing all of the services that Robeco now provides to the Funds and will be responsible for the day-to-day management of the investment portfolio of the Funds (although the individuals who are currently responsible for the day-to-day portfolio management of the Funds will remain the same).

The New Advisory Agreements are subject to approval by Members before they can become effective.  Accordingly, the Board of the Funds has called a Joint Special Meeting of Members to be held on September 9, 2011 (the "Meeting") to seek Member approval for the New Advisory Agreement for each Fund.

Why is the Reorganization being proposed?

The Reorganization has been proposed in order to consolidate the Robeco-Sage fund of funds complex, which currently consists of seven closed-end funds (in two master/feeder structures) all of which have substantially identical investment objectives and policies.  MS and MSMF would survive the Reorganization. MSMF, as the surviving Master Fund, would hold the combined

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investment assets of the fund complex.  Triton and TEI Inst., while not merging, would survive the Reorganization and become feeder funds into MSMF.  The Reorganization is anticipated to have the following benefits for members of the TEI Funds:

•
Members of the TEI Funds would become members of a combined larger fund structure, which is expected to lead to a decrease in fund expenses (due to economies of scale associated with a higher asset base); and

•
The Reorganization will facilitate a more concentrated selling effort on a single master fund complex, as opposed to marketing two substantially identical sets of products with identical investment objectives as is currently the case.

How will the approval of the New Advisory Agreements affect me as a Member of a Fund?

If the New Advisory Agreements are approved, Arden will have responsibility for providing all of the services that Robeco now provides to the Funds and will be responsible for the day-to-day management of the investment portfolio of the Funds (although the individuals who are currently responsible for the day-to-day portfolio management of the Funds will remain the same).  Other than the identity of the new adviser, the terms of the New Advisory Agreement will be substantially the same as the terms of the Current Advisory Agreements, as further described in the Prospectus/Proxy Statement.  There will be no change in fees payable by any of the Funds under the New Advisory Agreements, nor is it expected that the Funds will bear any increase in fees or expenses as a result of the Transaction.  In addition, the Transaction is not expected to result in any change in the investment objectives or investment policies of the Funds or any change in the personnel responsible for the day-to-day management of the investment portfolio of TEI MF and MSMF (together, the "Master Funds").  However, following the Closing, investment decisions for the Master Funds' portfolios will be made with the oversight of Arden's investment committee, which, with respect to the Funds, would include Robeco-Sage's current Chief Investment Officer, Paul S. Platkin.

How will the approval of the Reorganization affect me as a Member of a TEI Fund?

For Members of TEI: If the Reorganization is approved, you will become a Member of MS and will receive Units of MS having a net asset value equal to the net asset value of your investment in TEI.

For Members of Triton or TEI Inst.: If the Reorganization is approved, you will remain a Member of your Fund, but your Fund will become a Feeder Fund into MSMF.

What will occur if the New Advisory Agreements are not approved?

If a New Advisory Agreement is not approved by Members for any Fund prior to the Closing, Arden will enter into an interim investment advisory agreement with that Fund (each, an "Interim Advisory Agreement," and collectively, the "Interim Advisory Agreements"), pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), with effectiveness of not more than 150 days from the Closing, and during such period Arden and the Fund would continue to seek the approval of Members of the New Advisory Agreement for that Fund.  If any of the New Advisory Agreements are not approved but the Reorganization is

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approved, Arden will only enter into an Interim Advisory Agreement with those Funds that have not merged (i.e., all Funds except TEI and TEI MF).  In the event that a New Advisory Agreement for any Fund is not approved within 150 days from the Closing, the Board will take such actions as it deems necessary and appropriate and in the best interest of the Fund.

What will occur if one or more New Advisory Agreements are approved, but the Reorganization is not approved and implemented?

In the event that the Reorganization is not approved but one or more New Advisory Agreements are approved, Arden would serve as the investment adviser of the Funds for which the New Advisory Agreements were approved and would enter into Interim Advisory Agreements for any other Funds.

How does the Board recommend that I vote?

The Board has carefully considered each of the proposals that will be voted on at the Meeting and unanimously recommends that you vote "For" approval of the New Advisory Agreement for your Fund, and "For" approval of the Reorganization (for Members of the TEI Funds only).

How can I vote?

Whether or not you attend the Meeting, you may vote by using one of the following options:

•	By mail: Mark, sign and date the enclosed proxy card and return it in the enclosed envelope.

•	By telephone: Call toll-free at 1-800-622-1291 to vote by phone with a proxy voting representative. Have the enclosed proxy card available for reference. Do not mail the paper proxy card.

•	By Internet: Log on to www.proxyonline.com. Have the enclosed proxy card available for reference. Follow the on-screen instructions. Do not mail the paper proxy card.

If you attend the Meeting, you may vote in person.

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ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C.
ROBECO-SAGE TRITON FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY INSTITUTIONAL FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

909 Third Avenue
32nd Floor
New York, New York 10022
(212) 908-9660

NOTICE OF JOINT SPECIAL MEETING OF MEMBERS
To be held on September 9, 2011

To the Members:

NOTICE IS HEREBY GIVEN that a joint special meeting (the "Meeting") of members ("Members") of Robeco-Sage Multi-Strategy TEI Fund, L.L.C. ("TEI"), Robeco-Sage Triton Fund, L.L.C. ("Triton"), Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. ("TEI Inst.," and together with TEI and Triton, the "TEI Feeder Funds"), Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. ("TEI MF," and together with the TEI Feeder Funds, the "TEI Funds"), Robeco-Sage Multi-Strategy Fund, L.L.C. ("MS"), Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. ("MS Inst.," and together with MS, the "MS Feeder Funds") and Robeco-Sage Multi-Strategy Master Fund, L.L.C. ("MSMF," and together with the MS Feeder Funds, the "MS Funds") (individually, a "Fund," and collectively, the "Funds"), has been called by the Board of Managers of each of the Funds (each, and collectively, the "Board") and will be held at the offices of Robeco Investment Management, Inc., 909 Third Avenue, 32nd Floor, New York, New York 10022 on September 9, 2011 at 4:00 p.m., Eastern Time.  The Meeting is being called for the following purposes:

1.
To approve a new investment advisory agreement between each Fund and Arden Asset Management LLC (each, a "New Advisory Agreement," and collectively, the "New Advisory Agreements"). (To be voted on by the Members of each Fund); and

2.
To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of: (a) TEI would be acquired by MS in exchange for units of limited liability company interests ("Units") of MS; and (b) TEI MF would be acquired by MSMF, in exchange for Units of MSMF.  (As a result of the Reorganization, Triton and TEI Inst., though not merging, would receive Units of MSMF and become feeder funds into MSMF, in lieu of being feeder funds into TEI MF). (To be voted on by the Members of each TEI Fund only.)

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3.	To act on such other business as may properly come before the Meeting or any adjournment thereof.

The following table shows the applicability of each proposal to each Fund:

Fund	1. New Advisory Agreement	2. Reorganization
Robeco-Sage Multi-Strategy TEI Fund, L.L.C.	X	X
Robeco-Sage Triton Fund, L.L.C.	X	X
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.	X	X
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	X	X
Robeco-Sage Multi-Strategy Fund, L.L.C.	X
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.	X
Robeco-Sage Multi-Strategy Master Fund, L.L.C.	X

Members of record of the Funds as of the close of business on July 11, 2011 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your Units by returning the proxy card by mail in the enclosed postage-paid envelope provided (or by following the alternative voting methods identified in the attached Prospectus/Proxy Statement).  Your vote is important.

By Order of the Board of Managers,
/s/ Timothy J. Stewart
Timothy J. Stewart
President and Chief Executive Officer
Robeco-Sage Multi-Strategy TEI Fund, L.L.C.
Robeco-Sage Triton Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Robeco-Sage Multi-Strategy Fund, L.L.C.
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy Master Fund, L.L.C.

July 14, 2011

To secure the largest possible representation and to save the expense of further mailings, please vote your proxy using one of the methods below.  If voting by mail, no postage is required if mailed in the United States.  You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting, as provided in the attached Prospectus/Proxy Statement.

•	By mail: Mark, sign and date the enclosed proxy card and return it in the enclosed envelope.
•	By telephone: Call toll-free at 1-800-622-1291 to vote by phone with a proxy voting representative. Have the enclosed proxy card available for reference. Do not mail the paper proxy card.
•	By Internet: Log on to www.proxyonline.com. Have the enclosed proxy card available for reference. Follow the on-screen instructions. Do not mail the paper proxy card.

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PROSPECTUS/PROXY STATEMENT

OF

ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

AND

ROBECO-SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

Dated July 14, 2011

AND PROXY STATEMENT OF

ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C.
ROBECO-SAGE TRITON FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY INSTITUTIONAL FUND, L.L.C.

(together, the "Prospectus/Proxy Statement")

This Prospectus/Proxy Statement solicits proxies to be voted at a joint special meeting (the "Meeting") of members ("Members") of each of Robeco-Sage Multi-Strategy TEI Fund, L.L.C. ("TEI"), Robeco-Sage Triton Fund, L.L.C. ("Triton"), Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. ("TEI Inst.," and together with TEI and Triton, the "TEI Feeder Funds"), Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. ("TEI MF," and together with the TEI Feeder Funds, the "TEI Funds"), Robeco-Sage Multi-Strategy Fund, L.L.C. ("MS"), Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. ("MS Inst.," and together with MS, the "MS Feeder Funds") and Robeco-Sage Multi-Strategy Master Fund, L.L.C. ("MSMF," and together with the MS Feeder Funds, the "MS Funds") (individually, a "Fund," and collectively, the "Funds").  The Meeting has been called by the Boards of Managers of the Funds (each, and collectively, the "Board") to vote on (i) the approval of a new investment advisory agreement between each Fund and Arden Asset Management LLC (each, a "New Advisory Agreement," and collectively, the "New Advisory Agreements") (to be voted on by the Members of each Fund); and (ii) the approval of a proposal to reorganize each of the TEI Funds (to be voted on by the Members of the TEI Funds only).

The following table shows the applicability of each proposal to each Fund:

Fund	1. New Advisory Agreement	2. Reorganization
Robeco-Sage Multi-Strategy TEI Fund, L.L.C.	X	X
Robeco-Sage Triton Fund, L.L.C.	X	X
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.	X	X
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	X	X
Robeco-Sage Multi-Strategy Fund, L.L.C.	X
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.	X
Robeco-Sage Multi-Strategy Master Fund, L.L.C.	X

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This Prospectus/Proxy Statement is first being mailed to Members on or about July 14, 2011.

Approval of the New Advisory Agreements is being sought in connection with the announced acquisition by Arden of the investment advisory business of a division of Robeco Investment Management, Inc. ("Robeco"), the Robeco-Sage fund of funds complex (the "Transaction").  The Transaction is expected to close effective October 1, 2011 (the "Closing"), subject to the satisfaction of certain conditions.  Each Fund's currently effective investment advisory agreement with Robeco (each, a "Current Advisory Agreement," and collectively, the "Current Advisory Agreements") will terminate in connection with the Transaction, effective upon the Closing.  Other than the identity of the new adviser (Arden), the terms of the New Advisory Agreements will be substantially the same as the terms of the Current Advisory Agreements, as further described under "Proposal 1: To Approve New Investment Advisory Agreements" below.

In the reorganization of the TEI Funds, substantially all of the assets and liabilities of TEI would be acquired by MS in exchange for units of limited liability company interests ("Units") of MS, and substantially all of the assets and liabilities of TEI MF would be acquired by MSMF, in exchange for Units of MSMF (the "Reorganization").  Both the TEI Funds and the MS Funds are structured as master/feeder structures.   In lieu of being feeder funds into TEI MF, Triton and TEI Inst., though not merging, would receive Units of MSMF and become feeder funds into MSMF.  Each of the TEI Funds and the MS Funds is a Delaware limited liability company.  This Proposal is further described under "Proposal 2: To Approve an Agreement and Plan of Reorganization" below.

The principal office and telephone number of each of the Funds is 909 Third Avenue, 32nd Floor, New York, New York 10022 and (212) 908-9660.  Robeco, through its Robeco-Sage division, is currently the investment adviser of the Funds, each of which is a non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Implementation of the Reorganization is not contingent on approval of the New Advisory Agreements.  Further, the proposed New Advisory Agreements are not conditioned on the Reorganization being consummated.  If the Reorganization is consummated and if the New Advisory Agreements are approved, Arden would serve as the investment adviser of only those Funds surviving the Reorganization (i.e., the MS Funds, Triton and TEI Inst.).  In the event that the Reorganization is not approved but the New Advisory Agreements are approved, Arden would serve as the investment adviser of all of the MS Funds and the TEI Funds.

The Meeting will be held at the offices of Robeco, which are located at 909 Third Avenue, 32nd Floor, New York, New York 10022, on September 9, 2011 at 4:00 p.m., Eastern Time.  You can reach the offices of Robeco by calling (212) 908-9660.  This Prospectus/Proxy Statement will first be sent to Members on or about July 14, 2011.

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For TEI Fund Members, this Prospectus/Proxy Statement gives you information about an investment in MS and MSMF (each, an "Acquiring Fund," and collectively, the "Acquiring Funds") and about other matters that you should know before voting and investing.  You should retain it for future reference.  A statement of additional information dated July 14, 2011 (the "Statement of Additional Information"), relating to this Prospectus/Proxy Statement, containing more information about the Acquiring Funds and the TEI Funds and the Reorganization, has been filed with the U.S. Securities and Exchange Commission (the "SEC"), and is incorporated herein by reference.  The Statement of Additional Information is available without charge by calling (212) 908-9660, or by writing to the Funds c/o Robeco at 909 Third Avenue, 32nd Floor, New York, New York 10022.

Also for TEI Fund Members, the Prospectus of MS, dated July 19, 2010, as amended to date (the "Acquiring Funds Prospectus"), and the annual reports of the Acquiring Funds for the period ended March 31, 2011, all of which are incorporated by reference into this Prospectus/Proxy Statement, are enclosed with and are considered a part of this Prospectus/Proxy Statement and are intended to provide you with additional information about the Acquiring Funds.

For the Members of all Funds, all properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein.  If no instructions are marked, properly executed proxies will be voted "For" each of the Proposals (as applicable) and will be voted in accordance with the judgment of the persons appointed as proxies on any other matter that may properly come before the Meeting or any adjournment thereof.  Members who execute proxies retain the right to revoke them by (i) submitting a written notice of revocation to the Fund; (ii) submitting a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) providing notice of revocation via the Internet or by telephone.  In addition, any Member who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  See "Proxy Voting and Member Meeting Information."

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  See "Proxy Voting and Member Meeting Information."

The close of business on July 11, 2011 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

Members of the TEI Funds are entitled to vote in proportion to their capital account balances, as of the Record Date, and Members of the MS Funds are entitled to one vote with respect to each Unit held by the Member as of the Record Date (and a proportionate fractional vote in the case of a fractional Unit).  As of the close of business on the Record Date, the approximate number of Units outstanding of each Fund was as follows:

Robeco-Sage Multi-Strategy TEI Fund, L.L.C.	18,361.85
Robeco-Sage Triton Fund, L.L.C.	78,406.35
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.	34,538.37
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	125,068.17
Robeco-Sage Multi-Strategy Fund, L.L.C.	94,607.94
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.	18,975.98
Robeco-Sage Multi-Strategy Master Fund, L.L.C.	102,463.56

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If not enclosed, copies of each Fund's most recent annual report and semi-annual report are available upon request, without charge, by calling the number indicated under "Other Matters and Additional Information–Contacting the Funds" on page 55 or by writing to Robeco, 909 Third Avenue, New York, New York 10022.  You may also view or obtain these documents from the SEC (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-202-551-8090, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail:  publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

Information regarding persons known to own five percent or more of the interests in any of the Funds ("Interests") and information regarding the ownership of Interests by Managers of the Funds is contained in Exhibit C.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Members to Be Held on September 9, 2011

The following materials and information relating to this Prospectus/Proxy Statement are available at www.proxyonline.com by entering the control number that appears on your proxy card:  (i) the Prospectus/Proxy Statement and accompanying Notice of Joint Special Meeting of Members; (ii) proxy cards and any other proxy materials; (iii) information on how to obtain directions to attend the Meeting in person; and (iv) a copy of each Fund's Annual Report to Members for the fiscal year ended March 31, 2011.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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PROSPECTUS/PROXY STATEMENT

Page

PROPOSAL 1: TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS	16
1940 Act Requirements	17
Overview of Arden	18
Description of the New Advisory Agreements and Current Advisory Agreements	20
Board Consideration of New Advisory Agreements	22
Required Vote	24
Additional Information	25

PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION	26

Summary	27
What is the purpose of the Proposal?	27
How will the Reorganization be effected?	28
How do the investment objectives, strategies and policies of the TEI Funds and the Acquiring Funds compare?	28
Who manages the Funds?	29
Proposed change in management of the Funds	31
How would each Fund be impacted by the consummation of the Reorganization?	31
What are the fees and expenses of each Fund and what might they be after the Reorganization?	31
How do the performance records of the Funds compare?	37
Where can I find more financial information about the Funds?	37
How do the purchase and repurchase procedures of the Funds compare?	37
What are other key features of the Funds?	38

Comparison of Principal Risk Factors	40

Information about the Reorganization and the Plan	43
How will the Reorganization be carried out?	43
What are the tax consequences of the Reorganization?	44
What are the tax consequences of Non-U.S. investors in the TEI Feeder Funds becoming investors in MS or in a Fund that becomes a feeder fund into MSMF?	44
What are the tax consequences of TEI MF transferring a Portfolio Fund prior to the Reorganization?	44
What should I know about Units of the Acquiring Funds?	45
What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?	45

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Reasons for the Reorganization and Board Considerations	46

Comparison of Investment Objectives, Strategies, Policies and Risks	49
Are there any significant differences between the investment objectives of the TEI Funds and the Acquiring Funds?	49
Are there any significant differences between the investment strategies and policies of the TEI Funds and the Acquiring Funds?	49
How do the fundamental investment restrictions of the Funds differ?	49

More Information about the Funds	50

Proxy Voting and Member Meeting Information	52
How will solicitations be made?	52
How will Member voting be handled?	52
What vote is necessary to approve the Proposals?	52
How do I ensure my vote is accurately recorded?	53
May I revoke my proxy?	53
What other matters will be voted upon at the Meeting?	53
Who is entitled to vote?	53
Who will pay the expenses of soliciting proxies?	54
How do I submit a member proposal?	54

Other Matters and Additional Information	55

Principal Holders of Units	56

EXHIBITS

Exhibit A – Form of New Investment Advisory Agreements
Exhibit B – Form of Agreement and Plan of Reorganization
Exhibit C – Principal Holders of Units as of July 11, 2011

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PROPOSAL 1: TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS

On June 2, 2011, Robeco Groep, N.V. ("Robeco Groep") and Arden Asset Management LLC ("Arden") announced an agreement under which Robeco Groep will transfer to Arden management of the Robeco-Sage fund of funds complex (the "Transaction").  The Transaction is expected to close effective October 1, 2011 (the "Closing"), subject to meeting certain conditions to closing.  Additionally, under the terms of the Transaction, Arden and Robeco Investment Management, Inc. ("Robeco") have agreed not to take actions that would cause non-adherence to Section 15(f) of the 1940 Act, as further described under "1940 Act Requirements" below.

Each Fund's currently effective investment advisory agreement with Robeco (each, a "Current Advisory Agreement," and collectively, the "Current Advisory Agreements") will terminate in connection with the Transaction, effective upon the closing of the Transaction.  Accordingly, Robeco and Arden proposed to the Board that each Fund enter into a new investment advisory agreement with Arden (each, a "New Advisory Agreement," and, collectively, the "New Advisory Agreements") under which Arden will have responsibility for providing all of the services that Robeco, through its Robeco-Sage division, now provides to the Funds and will be responsible for the day-to-day management of the investment portfolio of the Funds (although the individuals who are currently responsible for the day-to-day portfolio management of the Funds will remain the same).  Other than the identity of the new adviser (Arden), the terms of the New Advisory Agreements are substantially the same as the terms of the Current Advisory Agreements, as further described below.  Assuming approval of the New Advisory Agreements by Members, Arden will enter into expense limitation agreements with the Funds that have substantially the same terms, including the same expense limitation amount, as the current expense limitation agreements in effect between the Funds and Robeco.  The costs associated with soliciting proxies for approval of the New Advisory Agreements and the Reorganization will be borne by Robeco.

The New Advisory Agreements were considered by the Board at in-person meetings held on May 25, 2011 and June 6, 2011.  At these meetings, the Board reviewed information relating to Arden, including materials relating to Arden's business, personnel and financial resources, and met with and asked questions of senior management of Arden.  The Board also reviewed the terms of the New Advisory Agreements.

After careful consideration of various matters, and evaluation of all factors deemed relevant, the Board, at its meeting held on June 6, 2011, unanimously approved the New Advisory Agreement for each Fund.  To become effective for a Fund, the New Advisory Agreement must be approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act and the rules thereunder) held by Members of the Fund.

The New Advisory Agreements are substantially the same as the corresponding Current Advisory Agreements, except for the replacement of the investment adviser and the dates of their effectiveness.  A form of the New Advisory Agreement for a Feeder Fund and a Master Fund is contained in Exhibit A to this Prospectus/Proxy Statement.

There will be no change in fees payable by any of the Funds under the New Advisory Agreements, nor is it expected that the Funds will bear any increase in the aggregate amount of

16

other fees or expenses as a result of the Transaction.  In addition, the Transaction is not expected to result in any change in the investment objectives or investment policies of the Funds or any change in the personnel responsible for the day-to-day management of the investment portfolio of TEI MF and MSMF (together, the "Master Funds").  However, following the Closing, investment decisions for the Master Funds' portfolios will be made with the oversight of Arden's investment committee, which, with respect to the Funds, would include Robeco-Sage's current Chief Investment Officer, Paul S. Platkin, as well as Averell H. Mortimer, Henry P. Davis, Ian McDonald and Matthew Bianco.

1940 Act Requirements.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser of a registered investment company, such as the Funds, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company.  Therefore, the approval of the New Advisory Agreements by Members is required to implement the New Advisory Agreements.  Pursuant to the requirements of agreements between the Feeder Funds and the Master Funds, each Feeder Fund will vote its interest in its corresponding Master Fund proportionately, for and against approval of the New Advisory Agreements, in accordance with the votes cast by Members of the Feeder Funds at the Meeting for and against the proposal to approve the New Advisory Agreements.  If the New Advisory Agreements are not approved by Members for any Fund, Arden will enter into an interim investment advisory agreement that has been approved by the Board, pursuant to Rule 15a-4 under the 1940 Act, with effectiveness of not more than 150 days from the Closing, and during such 150 day period Arden and the Fund would continue to seek the approval of Members of the New Advisory Agreement.  In the event that a New Advisory Agreement for any Fund is not approved by Members within 150 days from the Closing, the Board will take such actions as it deems necessary and appropriate and in the best interest of the Fund.  Any interim advisory agreement entered into between Arden and a Fund would meet the requirements of Rule 15a-4(b)(2), including that (i) the compensation rate paid to Arden would be no greater than the compensation rate received under the Current Advisory Agreements, (ii) the agreement would provide for termination by the Board or a majority of Members at any time, without the payment of penalty, on not more than 10 calendar days' written notice to Arden, and (iii) compensation earned by Arden under the interim investment advisory agreement would be held in an interest-bearing escrow account with the Fund's custodian until the New Advisory Agreements are approved.  If the New Advisory Agreements are not approved within the 150 day period from Closing, Arden would be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the interim contract (plus interest) or (ii) the total amount in the escrow account (plus interest).

If the New Advisory Agreements are approved by Members, they will become effective and will have an initial term expiring two years from the Closing.  The New Advisory Agreements may continue in effect from year to year after their initial term, provided that such continuance is approved annually by:  (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined by the 1940 Act and the rules thereunder) held by Members; and, that, in either event, such continuance also is approved by a majority of the managers who are not "interested persons," as defined by the 1940 Act, of the Funds (the "Independent Managers of the Funds"), by vote cast in person at a meeting called for the purpose of voting on such approval.

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In connection with the Transaction, Robeco and Arden will not take any action that would have the effect of causing the requirements of any "safe harbor" provisions afforded by Section 15(f) of the 1940 Act not to be met.  Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser of an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied.  First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto.  The term "unfair burden" is defined to include any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person," as defined by the 1940 Act, of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or the holders of its securities (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company.  The Board is not aware of any circumstances that would result in an unfair burden being imposed on the Funds.

The second condition of Section 15(f) is that, during the three-year period following consummation of a transaction, at least 75% of the investment company's board must not be "interested persons," as defined by the 1940 Act, of the investment adviser or predecessor adviser of the investment company.  With respect to this second condition, three of the four Managers are not "interested persons" of Robeco or Arden.  Thus, the Board currently satisfies the 75% requirement.

Arden has agreed with Robeco to not take, and to use reasonable best efforts to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of the provisions of Section 15(f) not to be met in connection with the Transaction.

Overview of Arden.

Arden is a limited liability company organized under the laws of Delaware.  Arden has been registered as an investment adviser with the SEC since 2002 through its predecessor, Arden Asset Management, Inc. ("AAM INC").  AAM INC assigned all of its investment management activities to Arden effective January 1, 2006.  Arden is controlled primarily by AAM INC as the controlling member although various individual senior Arden staff have been issued membership interests entitling them to share in the profits of Arden.  Averell H. Mortimer owns 65% of AAM INC and he has contributed a non-controlling 35% interest to The Mortimer Family 2009 Trust, a trust established for the benefit of his children.  Arden provides investment advisory services and management services to commingled private investment funds.  Arden also serves as investment manager or management company to other customized portfolios, or provides investment advice and management services to customized portfolios, on either a discretionary or non-discretionary basis.  As of January 31, 2011 Arden had more than $7 billion in assets under management.  The address of each of Arden and AAM INC is 375 Park Avenue, 32nd Floor, New York, NY 10152.

The following chart sets forth the name, address and principal occupation of the principal executive officer of Arden:

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Name	Address	Principal Occupation
Averell H. Mortimer	375 Park Avenue, 32nd Floor, New York, NY 10152	Chief Executive Officer

As noted above, following the Closing, investment decisions for the Master Funds' portfolios will be made with the oversight of Arden's investment committee, which, with respect to the Funds, would include Robeco-Sage's current Chief Investment Officer, Paul S. Platkin, as well as Averell H. Mortimer, Henry P. Davis, Ian McDonald and Matthew Bianco.

Averell H. Mortimer. Averell H. Mortimer is the Founder, President and Chief Executive Officer of Arden (1993 – present). Mr. Mortimer is the Chairman of Arden's Investment Committee, and works closely with the other members of the Investment Committee, as well as Arden's team of research professionals, to develop and implement the Firm's investment policies. With 27 years experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University's School of Business in 1984.

Henry P. Davis. Mr. Davis is a Managing Director at Arden (2001 – present) and is a member of Arden's Investment Committee. Mr. Davis is responsible for managing the firm's research activities, including supervising ongoing manager monitoring. Prior to joining Arden, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions. Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles.  Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

Ian McDonald. Mr. McDonald is a Managing Director at Arden (2002 – present) and is a member of Arden's Investment Committee. Mr. McDonald is responsible for European & Asian manager research.  Mr. McDonald works out of, and is responsible for managing, Arden's London office. Prior to joining Arden, Mr. McDonald worked at Morgan Stanley in the International Prime Brokerage Group's European Capital Introduction division. In this role, he was responsible for introducing hedge funds to a variety of prospective investors, including fund of funds, private banks, pension funds, endowments and foundations. Before joining Morgan Stanley, Mr. McDonald was an investment consultant in the London office of Cambridge Associates and was responsible for monitoring European hedge fund managers. Prior to that, he was based in Cambridge's Boston office where he focused on manager selection and due diligence of U.S. hedge funds. Mr. McDonald graduated with an M.A. (Honors) degree in Economic and Social History from the University of St. Andrews in Scotland.

Matthew Bianco, CFA, FRM. Mr. Bianco is a Managing Director at Arden (2007 – present) and is a member of Arden's Investment Committee. Mr. Bianco is head of Risk Management and oversees the firm's quantitative analysis and portfolio construction functions. Mr. Bianco is also actively involved in strategy selection and other general investment research activities of the firm. Prior to joining Arden, Mr. Bianco was the head of Market Risk Management for WestLB in New York (1994 – 2007).  He was responsible for the analysis and optimization of risk for all

19

activities in North America, with a focus on structured finance, asset securitization and structured credit products. Mr. Bianco earned a Bachelor of Engineering degree in Electrical Engineering from Cooper Union, as well as an MS in Computer Engineering from Rutgers University. Mr. Bianco also received an M.B.A. in banking and financial markets from the NYU Stern School of Business. He holds the Financial Risk Manager certification from the Global Association of Risk Professionals, and the Chartered Financial Analyst designation from the CFA Institute.

Description of the New Advisory Agreements and Current Advisory Agreements.

Robeco, through its Robeco-Sage division, has served as investment adviser of Triton since its commencement of operations in 2003, of MS since its commencement of operations in 2005, of TEI MF and TEI Inst. since their commencement of operations in 2008, of MSMF and MS Inst. since their commencement of operations in 2009, and of TEI since its commencement of operations in 2010.  The Current Advisory Agreements were approved by the Board at meetings held on November 20, 2003 with respect to Triton, September 12, 2005 with respect to MS, September 8, 2008 with respect to MSMF, TEI MF, TEI Inst. and MS Inst. and February 22, 2010 with respect to TEI.  After their initial terms, the Current Advisory Agreements have been continued in effect annually by action of the Board (with the exception of the Current Advisory Agreement for TEI, which is still within its initial two year term).  These continuances were last approved at a meeting held on September 2, 2010.  The Current Advisory Agreements were last approved by the organizational members of each Fund on November 20, 2003 with respect to Triton, September 12, 2005 with respect to Multi-Strategy, September 8, 2008 with respect to MSMF, TEI MF, TEI Inst. and MS Inst. and February 22, 2010 with respect to TEI.

The terms of the Current Advisory Agreements and the New Advisory Agreements are described generally below.

Advisory Services. Under the Current Advisory Agreements, Robeco is responsible for managing the investment activities of the Funds, subject to the supervision of the Board, in a manner consistent with the Funds' investment objectives.  The New Advisory Agreements require that Arden provide the same services.

Advisory Fee.  In consideration of services provided by Robeco under the Current Advisory Agreements, a quarterly advisory fee computed at the annual rate of 0.75% of the average net assets of the Funds during each calendar quarter, after adjustment for any subscriptions effective on such date, is payable by the Funds to Robeco and is due and payable in arrears within five business days after the end of such calendar quarter.  However, so long as substantially all of a Feeder Fund's assets are invested in its corresponding Master Fund, the Feeder Fund will not be subject to the advisory fee at the Feeder Fund level and will indirectly bear the advisory fee paid at the Master Fund level as an investor in the Master Fund.  The same fees will be payable to Arden under the New Advisory Agreements.  For the fiscal year ended March 31, 2011, Robeco received advisory fees from MSMF and TEI MF (excluding the impact of any expense limitation) of $738,229 and $914,695, respectively.

Pursuant to the current expense limitation agreements in effect between the Funds and Robeco, the expense limitation for each Feeder Fund is: 1.70% with respect to Triton, 2.25%

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with respect to MS, 1.15% with respect to TEI Inst., 1.40% with respect to MS Inst. and 2.25% with respect to TEI.  Pursuant to each expense limitation agreement, Robeco has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to the per annum percentage of the Fund's average monthly net assets set forth above.  In consideration of Robeco's agreement to limit the Fund's expenses, the Fund carries forward the amount of expenses paid or absorbed by Robeco (or its affiliate) in excess of the expense limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse Robeco (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the expense limitation in effect at the time the expense was paid or absorbed.  The expense limitation agreement will remain in effect until terminated by the Fund.  None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the expense limitation agreement.  Upon the effectiveness of the New Advisory Agreements, Arden will be entering into an expense limitation agreement with each Feeder Fund providing for identical levels of expense limitations.

Liability and Indemnification. The Current Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence on the part of Robeco or reckless disregard of its obligations, Robeco, including its directors, officers, employees, affiliates, successors or other legal representatives (collectively, the Affiliates), shall not be liable to the Funds for any error of judgment, for any mistake of law or for any act or omission by Robeco or any of the Affiliates or for any loss suffered by the Funds.  The provisions of the New Advisory Agreements relating to the liability of Arden are the same as those in the Current Advisory Agreements.

Effective Date and Term.  The Current Advisory Agreements had initial terms that expired two years after their effective dates and continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities (as defined by the 1940 Act and the rules thereunder) held by Members or by the Board; and provided that in either event such continuance is also approved by a majority of the Independent Managers of the Funds, by vote cast in person at a meeting called for the purpose of voting on such approval.  The provisions of the New Advisory Agreements relating to the term of effectiveness of the New Advisory Agreements are the same as those of the Current Advisory Agreements, except that the New Advisory Agreements will become effective on the Closing (or if the approval of Members has not yet been obtained, as soon as reasonably practicable thereafter, in which case, the Funds would enter into interim agreements consistent with the provisions of Rule 15a-4 as further described in "1940 Act Requirements" above) and will have an initial term expiring two years thereafter.

Termination.  The Funds have the right, at any time and without payment of any penalty, to terminate the Current Advisory Agreements upon sixty days' prior written notice to Robeco, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities (as defined by the 1940 Act and the rules thereunder) held by Members.

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Robeco has the right, at any time, without payment of penalty, to terminate the Current Advisory Agreements upon sixty days' prior written notice to the Funds.  The New Advisory Agreements have the same termination provisions.

Board Consideration of New Advisory Agreements.

In making their determination to approve the New Advisory Agreements and to recommend their approval by Members, the Board considered all information they deemed reasonably necessary to evaluate the terms of the New Advisory Agreements and the ability of Arden to provide services to the Funds of the same scope and quality as are now provided.  The Board, including the Independent Managers of the Funds, reviewed materials furnished by Arden, including information regarding Arden and its personnel, operations and financial condition.  At its meetings, the Board also met with representatives of Arden's management and discussed various matters relating to the operations of the Funds and Arden's plans with respect to the Funds.  Representatives of Arden addressed questions regarding the experience and qualifications of Arden and its ability to provide the full range of services required for the operations of the Funds, and the Arden representatives informed the Board that Arden expects to provide services to the Funds of at least the same scope, nature and quality of the services currently being provided to the Funds.  These representatives stated that the personnel responsible for the day-to-day management of the investment portfolio of the Master Funds will continue to provide day-to-day management after the Closing.  However, they noted that following the Closing, investment decisions for the Master Funds' portfolios will be made with the oversight of Arden's investment committee, which, with respect to the Funds, would include Robeco-Sage's current Chief Investment Officer, Paul S. Platkin, rather than with the oversight of Robeco-Sage's investment committee.

Based on its review, and after careful consideration of the factors discussed below, the Board (including each of the Independent Managers of the Funds) unanimously approved the New Advisory Agreements.  In connection with the Board's review, the Independent Managers met in an executive session, during which they were advised by and had the opportunity to discuss with legal counsel various matters relating to the New Advisory Agreements.  The Board determined, in approving the New Advisory Agreements, that the New Advisory Agreements will enable the Funds to obtain high quality investment advisory services at a cost that is reasonable and appropriate.  No single factor was considered in isolation, nor was any single factor considered to be determinative to the decision to approve the New Advisory Agreements.

In connection with their deliberations, the Board requested, received and reviewed information regarding the New Advisory Agreements and relevant materials furnished by Arden.  These materials included information regarding Arden and its management, history, qualifications, personnel, operations and financial condition and other pertinent information.  In addition, the representations made by representatives of Arden were considered.  In particular, the Board considered the following:

(a) The nature, extent and quality of services to be provided by Arden.  The Board reviewed the proposed services that Arden would provide to the Funds and reviewed various presentations from Arden's management in this regard.  In connection with the investment advisory services that would be provided to the Funds, the Board discussed, in detail, with representatives of

22

Arden the proposed management of the Funds' investments in accordance with the Funds' stated investment objectives and policies.  The Board observed that the nature and scope of services proposed to be provided under the New Advisory Agreements are substantially the same as those that are currently provided to the Funds by Robeco.  The Board considered the fact that the Current Advisory Agreements and the New Advisory Agreements, including the terms relating to the services proposed to be performed by Arden, and the fees payable by the Funds, are substantially the same except for the replacement of the investment adviser and the date of the Agreements.  The Board also considered Arden's capability to manage a fund registered under the 1940 Act, including the adequacy of Arden's compliance program and resources.  The Board also took into account representations by Arden that it does not expect to make any changes to (i) the investment objectives or principal strategies of the Funds; or (ii) the day-to-day portfolio management of the Funds.  Paul S. Platkin and Darren S. Wolf, who currently have responsibility for the day-to-day management of the Funds, have indicated their intent to join Arden and continue to provide such portfolio management services, and Arden confirmed to the Board its retention of these individuals.  The Managers considered the amount of assets under the management of Arden, as well as the experience of the individuals comprising Arden's investment committee, which, with respect to the Funds, would include Robeco-Sage's current Chief Investment Officer, Paul S. Platkin.  Based on its review of the information provided at the meeting, and the discussions with the representatives of Arden and counsel (as well as the review of Arden's past performance, discussed below), the Board concluded that it was reasonable to expect that the Funds would receive the services required from Arden under the New Advisory Agreements and that these services should be of reasonably high quality.

(b) Investment performance of the Funds and Arden.  In connection with the evaluation of the services to be provided by Arden, the Board generally reviewed the performance of Arden with respect to other funds and accounts managed by it, including comparisons of such performance to that of the Funds and that of other registered funds employing similar investment strategies.  The Board found that Arden's performance compared favorably to that of the Funds and other comparable registered funds, recognizing though that Arden's performance was for unregistered funds with strategies somewhat different from those of the Funds.

(c) Cost of the services to be provided and profits to be realized by Arden from the relationship with the Funds.  The Board also considered the cost of the services to be provided by Arden.  It considered that under the New Advisory Agreements, as with the Current Advisory Agreements, each Fund would be required to pay a fee at the annual rate of 0.75% of the Fund's average net assets, except that this fee will not be charged to a Feeder Fund so long as the Feeder Fund remains substantially invested in the corresponding Master Fund.  The Board also considered that, in addition to the fees to be charged by Arden, each Feeder Fund will also bear its pro rata portion of the advisory fees charged by the portfolio funds in which the corresponding Master Fund invests.  The Board reviewed information comparing the proposed advisory fee rates and the estimated Fund total expense ratios to those of other similar registered funds of hedge funds.  Additionally, the Board considered that Arden has agreed to an expense limitation with respect to each Feeder Fund (identical to those that are currently in effect) and evaluated the impact of the expense limitations on Arden and the Funds.

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The Board found that the Funds' proposed advisory fee rates compared favorably to the fee rates paid by other similar registered funds.  The Board also found that the proposed fee rate compared favorably to the fees charged by Arden to other accounts it manages.

The Board also considered an estimate of the profits to be realized by Arden from its relationship with the Funds (the "Profitability Analysis").  After reviewing the information contained in the Profitability Analysis, the Board concluded that, given the investment strategy of the Funds and the quality of services proposed to be provided, the profitability of Arden with respect to the Funds seemed reasonable.

(d) The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.  The Board was cognizant of the fact that economies of scale in costs of providing services may be realized when there is a significant increase in a fund's assets.  The Board concluded that, although net assets of the Funds have grown since their inception, the Funds have not yet reached an appropriate size to support fee reduction based on economies of scale to be realized by Arden.

(e) Other factors.  The Board also considered that the Transaction will likely result in a change in the Funds' distributor following the Closing.  The Board, however, took into account representations from both Arden and Robeco that this change should not impact, in any material respect, the Funds' sales and marketing arrangements.  The Board thus concluded that this factor should not be material to its consideration of the New Advisory Agreements.

The Board also considered possible alternatives to approval of the New Advisory Agreements, including the possibility of retaining a different adviser.  The Board concluded, however, that for a variety of reasons, these alternatives would not be in the best interest of the Funds.  The Board concluded, among other things, that the retention of Arden would best position the Funds to continue or improve upon the relatively good performance of the Funds to date, while limiting any risk of a potential disruption of services to the Funds or a significant reduction in assets.  Moreover, the Board determined that Arden has the requisite expertise, personnel and resources to enable it to provide high quality services to the Funds.

Furthermore, the Board considered potential economic costs/benefits to Arden/Robeco as a result of the Transaction, including that under the terms of the transaction agreement between Arden and Robeco, Arden (out of its own resources) has agreed to pay Robeco a portion of Arden's revenues earned from the Funds.

After consideration, the Board and the Independent Managers (voting separately), unanimously concluded that the proposed fees under each New Advisory Agreement were fair and reasonable in light of the quality of services proposed to be provided, and approved each New Advisory Agreement.

Required Vote.

Approval of each of the New Advisory Agreements by Members requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act and the rules thereunder) held by Members, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding interests in the Fund or (2) 67% or more of the outstanding

24

interests in the Fund present in person or by proxy at the Meeting, if more than 50% of the outstanding interests in the Fund are represented at the Meeting.  Members of each Feeder Fund will vote to approve a New Advisory Agreement for their respective Feeder Fund, and each Feeder Fund will vote its interest in its corresponding Master Fund proportionately for and against approval of a New Advisory Agreement for that Master Fund in accordance with the votes of its Members at the Meeting for and against the proposal to approve the New Advisory Agreement.

Additional Information.

In the event that Proposal 2 is not approved by Members of the TEI Funds, but the New Advisory Agreements are approved, Arden would serve as the investment adviser of all of the MS Funds and the TEI Funds.

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PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Members of each of the TEI Funds are being asked to consider and approve an Agreement and Plan of Reorganization (the "Plan") that will have the effect of reorganizing the TEI Funds into the MS Funds (the "Reorganization").  Under the Plan, TEI would be reorganized into MS, TEI MF would be reorganized into MSMF and Triton and TEI Inst. would receive Units of MSMF and become feeder funds into MSMF, in lieu of being feeder funds into TEI MF.

The Reorganization has been proposed in order to consolidate the Robeco-Sage fund of funds complex, which currently consists of seven closed-end funds in two master/feeder structures.  MS and MSMF would survive the Reorganization.  MSMF would hold the combined investment assets of the fund complex.  Triton and TEI Inst., while not merging, would become feeder funds into MSMF.  The Reorganization is anticipated to have the following benefits for Members of the TEI Funds:

•	Members of the TEI Funds would become members of a combined larger fund, which is expected to lead to a decrease in fund expenses (due to economies of scale associated with a higher asset base);
•
The Reorganization will facilitate a more concentrated selling effort on a single master fund complex, as opposed to marketing two substantially identical sets of products with identical investment objectives as is currently the case; and

•
Because TEI MF and MSMF have substantially identical investment strategies, the Reorganization will streamline portfolio management efforts, as the portfolio of only one master fund will need to be managed by Robeco after the Reorganization.

MS, MS Inst. (another feeder fund into MSMF) and MSMF were organized on June 8, 2005, July 25, 2008 and July 25, 2008, respectively, and commenced operations on December 1, 2005, January 1, 2009 and January 1, 2009, respectively.  As of March 31, 2011, the net assets of MS, MS Inst. and MSMF were $100,912,751, $13,607,000 and $115,500,576, respectively.  TEI, Triton, TEI Inst. and TEI MF commenced operations on April 1, 2010, September 30, 2003, November 1, 2008 and October 1, 2008, respectively.  As of March 31, 2011, the net assets of TEI, Triton, TEI Inst. and TEI MF were $15,318,409, $79,637,876, $38,547,797 and $133,617,522, respectively.

At a special joint meeting of the Boards of Managers of the TEI Funds (each, and collectively, the "TEI Board") held on June 6, 2011, the TEI Board, including all of the Independent Managers, approved the Plan substantially in the form attached to this Prospectus/Proxy Statement as Exhibit B, which qualifies the following discussion in its entirety.  The TEI Board has determined that the Reorganization is in the best interests of the Members of each of the TEI Funds.

More specifically, pursuant to the Plan, substantially all of the assets and liabilities of: (a) TEI would be acquired by MS in exchange for units of limited liability company interests ("Units") of MS; and (b) TEI MF would be acquired by MSMF, in exchange for Units of MSMF.  In addition, in lieu of being feeder funds into TEI MF, Triton and TEI Inst. would receive Units of MSMF and would become feeder funds into MSMF.  Under the Plan, the Units of MS and MSMF received by TEI and TEI MF, respectively, will be distributed pro rata to Members of

26

TEI and TEI MF in liquidation of the Units of Members in TEI and TEI MF, and upon such distribution, TEI and TEI MF will be terminated and actions will be taken to dissolve TEI and TEI MF under Delaware law.

The Plan is subject to the separate approval of Members of each of the TEI Funds (voting separately).  A vote by Members of TEI to approve the Plan will also constitute a vote for TEI to approve the Plan with respect to TEI MF.  Although Triton and TEI Inst. would not themselves merge (but rather would become feeder funds in MSMF under the terms of the Plan), Members of Triton and TEI Inst. will be requested to vote on the reorganization of TEI MF into MSMF. (Pursuant to the requirements of the master/feeder agreement between each TEI Feeder Fund and TEI MF, each TEI Feeder Fund will vote its Interest in TEI MF proportionately for and against approval of the Reorganization in accordance with the actual votes of the TEI Feeder Funds' Members at the Meeting for and against the Reorganization.  Accordingly, the vote of each member of TEI will apply towards both the vote of the Reorganization of TEI, as well as the Reorganization of TEI MF.)  If the Reorganization is consummated, each member of TEI MF (i.e., the TEI Feeder Funds) will receive Units of MSMF having a net asset value equal to the net asset value of that TEI Feeder Fund's investment in the TEI MF.  Similarly, each member of TEI will receive Units of MS having a net asset value equal to the net asset value of that member's investment in TEI.  Members of Triton and TEI Inst. will continue to be Members of those Funds and to hold their Units of Triton and TEI Inst., as applicable.

The Reorganization of a TEI Fund is contingent upon the Reorganization of each other TEI Fund.  Accordingly, in the event the Reorganization is not approved by all three TEI Feeder Funds, no Reorganization will be consummated as to any of the TEI Funds.

Summary

This is only a summary of certain information contained in the Prospectus/Proxy Statement.  You should read the complete information contained in the rest of this Prospectus/Proxy Statement, including the form of Plan (attached as Exhibit B), and in the Prospectuses of MS and the Acquiring Funds' Annual Reports, which are included with this Prospectus/Proxy Statement.

What is the purpose of the Proposal?

The Reorganization is intended to consolidate the TEI Funds with the MS Funds.  Like the TEI Funds, the MS Funds are managed by Robeco.  It is expected that the Reorganization will achieve certain efficiencies and cost savings that are anticipated to result from the consolidation of the Funds.  (See "What are the fees and expenses of each Fund and what might they be after the Reorganization?" below.)

Additionally, each MS Fund recently elected to be classified as an association taxable as a corporation and to seek to qualify as a "regulated investment company" ("RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code").  The RIC status of the MS Funds allows the MS Funds to accept investments from U.S. taxable, U.S. tax-exempt or Non-U.S. investors, whereas the TEI Funds accept investments only from U.S. tax-exempt or Non-U.S. investors.  Because MS Funds accept U.S. tax-exempt and Non-U.S. investors, and because the MS Funds and the TEI Funds have substantially the same investment

27

objectives, investment policies and investment portfolio, the TEI Funds are a redundant product in the Robeco-Sage fund of funds complex.

How will the Reorganization be effected?

The TEI Board has approved the Plan and recommends that Members of each of the TEI Funds vote to approve the Plan.  If the Members of each of the TEI Funds approve the Plan, substantially all of each of TEI's and TEI MF's net assets will be transferred to the corresponding Acquiring Fund, in exchange for Units of the respective Acquiring Fund equal in value to the net assets of the TEI Fund that are transferred to the Acquiring Fund.  The respective Acquiring Fund's Units will then be distributed pro rata to the respective TEI Fund's Members and TEI and TEI MF will be terminated and dissolved under Delaware law.

If the Reorganization is approved and consummated, Members of TEI will become Members of MS, and Members of TEI MF will become Members of MSMF.  Members of Triton and TEI Inst. will remain as Members of those Funds, but Triton and TEI Inst. will become feeder funds into MSMF.  MS and MS Inst. will remain as feeder funds into MSMF.  The Reorganization will occur on a date agreed to by the parties to the Plan (the "Closing Date"), which is expected to be September 30, 2011.

For the reasons set forth below under "Reasons for the Reorganization," the TEI Board and the Board of Managers of the MS Funds (the "MS Funds Board," and collectively, the "Board") have concluded that the Reorganization is in the best interests of the TEI Funds and the Acquiring Funds, respectively.  The TEI Board and the MS Funds Board have also concluded that no dilution in value would result to the Members of a TEI Fund and the corresponding Acquiring Fund as a result of the Reorganization.

How do the investment objectives, strategies and policies of the TEI Funds and the Acquiring Funds compare?

Like the TEI Funds, the Acquiring Funds are non-diversified, closed-end management investment companies managed by Robeco.  The investment objective of each TEI Fund is identical to the investment objective of the respective MS Fund, as noted in the following chart:

Investment Objective Comparison
TEI, Triton, TEI Inst. and TEI MF	MS, MS Inst. and MSMF
Achieve long-term capital appreciation while attempting to reduce risk and volatility	Achieve long-term capital appreciation while attempting to reduce risk and volatility

TEI, Triton and TEI Inst. operate in a master/feeder structure and, thus, pursue their investment objectives by investing substantially all of their investable assets in TEI MF.  Likewise, MS and MS Inst. operate in a master/feeder structure and, thus, pursue their investment objectives by investing substantially all of their investable assets in MSMF.  Both TEI MF and MSMF invest their assets primarily in hedge funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of

28

alternative investment strategies.  TEI MF invests primarily in Portfolio Funds managed by the same Portfolio Managers that manage the Portfolio Funds held by MSMF.  Because of tax and other considerations, the Portfolio Funds held by TEI MF are generally organized outside of the U.S., whereas the Portfolio Funds held by MSMF are generally domestic.   However, the Master Funds' Non-U.S. and domestic Portfolio Funds managed by the same Portfolio Manager typically have investment programs that are run in a substantially identical manner to each other.  It is expected that, if the Reorganization is approved, TEI MF will transfer some of its current investments in offshore Portfolio Funds into the domestic version of such Portfolio Fund.  These transfers are currently expected to involve slightly more than 40% of the TEI MF portfolio.  The tax consequences of these transfers are discussed below under "What are the tax consequences of TEI MF redeeming from a Portfolio Fund prior to the Reorganization?"

Other than with respect to these transfers, it is currently expected that TEI MF will not dispose of any of its Portfolio Funds in connection with the Reorganization, either because MSMF currently holds the same Portfolio Funds or because MSMF anticipates seeking to continue to hold such Portfolio Funds following the Reorganization.  The dispositions of Portfolio Funds are not expected to result in any portfolio transaction costs.  The investment policies of the TEI Funds and those of the MS Funds are substantially identical.

For further information about the investment objectives and policies of the Funds, see "Comparison of Investment Objectives, Strategies, Policies and Risks" below.

Who manages the Funds?

Oversight of the business and affairs of each Fund is the responsibility of the TEI Board, or of the MS Funds Board, as applicable.  The Board selects officers of the TEI Funds or MS Funds, as applicable, who are responsible for the day-to-day operations of the Funds.  Each of the officers for the TEI Funds serves in the same role for the MS Funds.

Robeco manages the assets of the TEI Funds and the MS Funds, and in such capacity, makes all investment decisions.  Robeco's principal offices are located at 909 Third Avenue, 32nd Floor, New York, New York 10022.  Robeco is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

A discussion of the basis for the Board's approval of each Fund's investment advisory arrangements is available in the Funds' semi-annual report to Members for the six months ended September 30, 2010.

The personnel responsible for the day-to-day management of the investment portfolios of TEI MF and MSMF are the same individuals.  The Reorganization will not cause any management changes.  The TEI Funds' and the MS Funds' portfolios are both overseen by Robeco-Sage's Investment Committee, which consists of Paul S. Platkin, Andrew Rudolph, Jill Schurtz, Glenn Sloat and Darren S. Wolf.

Paul S. Platkin, CFA, Chief Investment Officer and Managing Director of Robeco-Sage.  Mr. Platkin joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending nine years at General Motors Corporation, most recently as General Director of

29

the Absolute Return Strategies Unit of GM Asset Management.  Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co.  Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

Mr. Platkin is currently responsible for the day-to-day management of the Funds.  He also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.

Andrew Rudolph, Senior Vice President and Robeco-Sage's Long/Short Equity Sector Head.  Mr. Rudolph joined Robeco-Sage in 2009. Prior to joining the firm, he was Head of Research and Portfolio Manager with Sirius Investment Management, where he was responsible for manager research and ongoing due diligence for a broad spectrum of fund of hedge funds products. Previously, Mr. Rudolph served as the Head of Research and Strategy Head for Credit and International Hedge Funds with Bank of America Fund of Funds. Prior affiliations include Richcourt Fund Advisors, where he conducted research in both Europe and Asia, and trading positions with Arbinet, Hess Energy Trading Company and Sempra Energy Trading. Mr. Rudolph holds a B.S. degree in Finance from State University of New York at Albany, a J.D. from Brooklyn Law School, and an MBA degree in Finance from New York University. He has 15 years of industry experience.

Jill Schurtz, Chief Executive Officer and Managing Director.  Ms. Schurtz joined Robeco-Sage in early 2008 and served as the firm's Chief Operating Officer until June 2010, when she assumed the role of CEO. Prior to joining the firm, she spent a year and a half at Knight Equity Markets, L.P. as a Director in Research Sales, where she worked closely with research analysts and sales traders to introduce the firm's offerings to institutional clients, hedge funds, and other broker/dealers. Ms. Schurtz was also a lawyer with Skadden, Arps, Slate, Meagher, & Flom LLP for six years, focusing on complex tax strategies relating to financial products, capital markets transactions, and mergers and acquisitions. Her other affiliations include two years as an investment banker at U.S. Bancorp Piper Jaffray in the Communications and Computing group where she was a Vice President, and the U.S. military where she served for seven years, attaining the rank of Captain. Ms. Schurtz holds a B.S. degree from the United States Military Academy, West Point and a J.D. from Columbia University School of Law. She has 12 years of industry experience and is admitted to practice law in New York and Illinois.

Glenn Sloat, Director of Operational Due Diligence and Principal of Robeco-Sage.  Mr. Sloat joined Robeco-Sage in 2006.  His career has been dedicated to operations, operations management and management consulting at some of the industry's leading firms, such as JPMorgan Chase, BlackRock, Arthur Andersen, Bankers Trust Company and Merrill Lynch.  Mr. Sloat's diverse background includes extensive experience in custody, trade settlement, daily and monthly fund accounting, buy-side operations, systems analysis and design, project management and securities lending.  Mr. Sloat holds a B.S. degree in Finance and Marketing from SUNY Albany and an M.B.A. degree in Finance and Information Technology from New York University, Stern School of Business.  He has 21 years of investment experience.

Darren S. Wolf, CFA, Head of Research and Managing Director of Robeco-Sage.  Mr. Wolf joined the firm in 2001 as a member of the research team.  He is currently responsible for the day-to-day management of the Funds and is involved in all facets of the manager research and

30

due diligence process and was instrumental in establishing and implementing many of the quantitative and qualitative research tools that are in place today.  Mr. Wolf is a graduate of Yeshiva University's Sy Syms School of Business where he earned a Bachelor of Science in Finance and earned a minor degree in Management Information Systems.  Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has 10 years of investment experience.

Proposed change in management of the Funds.

As described in Proposal 1 herein, the Board of the MS Funds and the TEI Funds has approved New Advisory Agreements between the Funds and Arden, under which Arden would replace Robeco as the investment adviser of all of the Funds. The New Advisory Agreements are subject to the approval of Members of the Funds, which is being sought as part of this Prospectus/Proxy Statement.

Implementation of the Reorganization is not contingent on approval of the new investment advisory agreements.  Further, the proposed approval of Arden is not conditioned on the Reorganization being consummated.  If the Reorganization is consummated and if the New Advisory Agreements are approved, Arden would serve as the investment adviser of the Funds surviving the Reorganization (i.e., the MS Funds, Triton and TEI Inst.).  In the event that the Reorganization is not approved, Arden would serve as the investment adviser of all of the MS Funds and the TEI Funds.  As described in Proposal 1, there is no change expected to the day-to-day management of the Funds, as Mr. Platkin and Mr. Wolf would continue to serve in that role, on behalf of Arden.  However, they would serve under the oversight of Arden's investment committee (as opposed to Robeco-Sage's investment committee), which, with respect to the Funds, would include Mr. Platkin, Robeco-Sage's current Chief Investment Officer, as is further described under Proposal 1.

How would each Fund be impacted by the consummation of the Reorganization?

If the Reorganization is consummated: (i) MS and MS Inst. would continue to be feeder funds into MSMF; (ii) Triton and TEI Inst. would continue their operations, but instead of being feeder funds into TEI MF, they would become feeder funds into MSMF; and (iii) TEI and TEI MF would be terminated.

What are the fees and expenses of each Fund and what might they be after the Reorganization?

TEI and MS have identical fee structures.  The following table describes the fees and expenses that you may pay if you buy and hold Units of TEI and MS.  There is up to a 2.5% sales charge (load) for each of TEI and MS.  Operating expenses shown are based on expenses incurred during the TEI Funds' and MS Funds' fiscal years ended March 31, 2011.  The expenses below are also shown on a pro forma (estimated) basis assuming that the Reorganization is approved by Members of each of the TEI Funds and consummated.

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TEI and MS
	Actual		Pro-forma
	TEI	MS	MS
Investor Transaction Expenses
Maximum sales load (as a percentage of offering price) (1)	2.5%	2.5%	2.5%
Maximum Repurchase Fee	None	None	None
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) (As A Percentage Of Average Net Assets)
Management Fees(2)	0.75%	0.75%	0.75%
Other Expenses (3)	4.00%	1.88%	1.85%
Acquired Fund (Portfolio Funds) Fees and Expenses (4)	5.15%	4.97%	4.97%
Total Annual Expenses (5)	9.90%	7.60%	7.57%
Amount Waived Under Expense Limitation Agreement (5)	2.50%	0.38%	0.35%
Total Annual Expenses After Expense Limitation (5)	7.40%	7.22%	7.22%

(1)
In connection with initial and additional investments, investors may be charged a sales load of up to 2.5% of the amounts transmitted in connection with their capital contributions.  No sales load will be charged to certain types of investors.

(2)
Includes only the Master Fund Advisory Fee.  The Fund's Advisory Fee is not reflected in this table since, under the Advisory Agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund's assets are invested in the Master Fund.

(3)
Reflects an estimate of all expected ordinary operating expenses for the current fiscal year, including a Distribution Fee of 0.85% and a Member Servicing Fee of 0.15%.  "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee, but not the Master Fund Advisory Fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year.  "Other Expenses" do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under "Acquired Fund Fees and Expenses").  The amount of the Fund's net assets used in calculating this percentage was based on net assets of approximately $101 million as of March 31, 2011, with respect to MS, and approximately $15.3 million as of March 31, 2011, with respect to TEI.

(4)
Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested.  Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any).  Fees and expenses of Portfolio Funds are based on historical fees and expenses.  Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.  The amount of the Fund's average net assets used in calculating this percentage was based on net assets of approximately $101 million as of March 31, 2011, with respect to MS, and approximately $15.3 million as of March 31, 2011, with respect to TEI.

(5)
This amount is estimated for the current fiscal year.  Robeco and the Fund have entered into an expense limitation and reimbursement agreement (the "TEI Expense Limitation Agreement") under which Robeco (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses as well as the portion of the Master Fund's fees

32

and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets (the "TEI Expense Limitation").  In consideration of Robeco's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by Robeco (or its affiliate) in excess of the TEI Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which they were incurred, and will reimburse Robeco (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the TEI Expense Limitation in effect at the time the expense was paid or absorbed.  However, if the Reorganization is approved and implemented, any amounts that would be reimbursable to Robeco under the recapture provisions of the TEI Expense Limitation Agreement would be eliminated upon the Reorganization.  MS and Robeco have entered into an expense limitation and reimbursement agreement that has identical terms, including the same expense limitation, to those of the TEI Expense Limitation Agreement (the "MS Expense Limitation Agreement").  If the New Advisory Agreements are approved, Arden will enter into identical expense limitation agreements. The TEI and MS Expense Limitation Agreements will remain in effect for at least one year from the date of this Prospectus/Proxy Statement unless terminated by the Board.  The TEI Expense Limitation Agreement will also terminate automatically upon the closing of the Reorganization.  None of the fees charged to the Master Fund by a Portfolio Fund are subject to the TEI Expense Limitation Agreement.  With respect to the pro forma figures, "Total Annual Expenses" are expected to decrease in connection with the consummation of the Reorganization as a result of certain expenses of MSMF being spread over a combined, larger asset base after the Reorganization.

The following tables describe the fees and expenses that you may pay if you buy and hold Units of Triton and TEI Inst.  There is up to a 2.0% sales charge (load) for investments in Triton.  No sales charge is payable for investments in TEI Inst.  Operating expenses shown are based on expenses incurred during the Triton and TEI Inst. fiscal years ended March 31, 2011.  The expenses below are also shown on a pro forma (estimated) basis assuming that the Reorganization is approved by Members of each of the TEI Funds and consummated.

Triton
	Actual	Pro-forma
	Triton	Triton
Investor Transaction Expenses
Maximum sales load (as a percentage of offering price) (1)	2.0%	2.0%
Maximum Repurchase Fee	None	None
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) (As A Percentage Of Average Net Assets)
Management Fees(2)	0.75%	0.75%
Other Expenses (3)	1.42%	1.47%
Acquired Fund (Portfolio Funds) Fees and Expenses (4)	5.15%	4.97%
Total Annual Expenses (5)	7.32%	7.19%
Amount Waived Under Expense Limitation Agreement (5)	0.47%	0.52%
Total Annual Expenses After Expense Limitation (5)	6.85%	6.67%

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(1)
In connection with initial and additional investments, investors may be charged a sales load of up to 2% of the amounts transmitted in connection with their capital contributions.  No sales load will be charged to certain types of investors.

(2)
Includes only the Master Fund Management Fee.  The Fund's Management Fee is not reflected in this table since, under the Advisory Agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund's assets are invested in the Master Fund.

(3)
Reflects an estimate of all expected ordinary operating expenses for the current fiscal year, including a Distribution Fee of 0.75%.  "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund administration fee, but not the Master Fund management fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year.  "Other Expenses" do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under "Acquired Fund Fees and Expenses").  The amount of the Fund's net assets used in calculating this percentage was based on net assets of approximately $79.6 million as of March 31, 2011.

(4)
Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested.  Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any).  Fees and expenses of Portfolio Funds are based on historical fees and expenses.  Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.  The amount of the Fund's average net assets used in calculating this percentage was based on net assets of approximately $79.6 million as of March 31, 2011.

(5)
This amount is estimated for the current fiscal year.  Robeco and the Fund have entered into an expense limitation and reimbursement agreement (the "Triton Expense Limitation Agreement") under which Robeco (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 1.70% per annum of the Fund's average monthly net assets (the "Triton Expense Limitation").  In consideration of Robeco's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by Robeco (or its affiliate) in excess of the Triton Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which they were incurred, and will reimburse Robeco (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the Triton Expense Limitation in effect at the time the expense was paid or absorbed.  If the New Advisory Agreements are approved, Arden will enter into identical expense limitation agreements. The expense limitation agreement will remain in effect for at least one year from the date of this Prospectus/Proxy Statement unless terminated by the Board.  Consummation of the Reorganization will not have any impact on the Triton Expense Limitation Agreement.  None of the fees charged to the Master Fund by a Portfolio Fund are subject to the Triton Expense Limitation Agreement.  With respect to the pro forma figures, "Total Annual Expenses" are expected to decrease in connection with the consummation of the Reorganization as a result of certain expenses of MSMF being spread over a combined, larger asset base after the Reorganization.

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TEI Inst.
	Actual	Pro-forma
	TEI Inst.	TEI Inst.
Investor Transaction Expenses
Maximum sales load (as a percentage of offering price) (1)	0%	0%
Maximum Repurchase Fee	None	None
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) (As A Percentage Of Average Net Assets)
Management Fees(2)	0.75%	0.75%
Other Expenses (3)	0.71%	0.77%
Acquired Fund (Portfolio Funds) Fees and Expenses (4)	5.15%	4.97%
Total Annual Expenses (5)	6.61%	6.49%
Amount Waived Under Expense Limitation Agreement (5)	0.31%	0.37%
Total Annual Expenses After Expense Limitation (5)	6.30%	6.12%

(1)	Investors in the Fund will not be charged a sales load by the broker-dealer selling the Units.

(2)
Includes only the Master Fund Management Fee.  The Fund's Management Fee is not reflected in this table since, under the Advisory Agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund's assets are invested in the Master Fund.

(3)
Reflects an estimate of all expected ordinary operating expenses for the current fiscal year.  "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund administration fee, but not the Master Fund Management Fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year.  "Other Expenses" do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under "Acquired Fund Fees and Expenses").  The amount of the Fund's net assets used in calculating this percentage was based on net assets of approximately $38.5 million as of March 31, 2011.

(4)
Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested.  Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any).  Fees and expenses of Portfolio Funds are based on historical fees and expenses.  Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.  The amount of the Fund's average net assets used in calculating this percentage was based on net assets of approximately $38.5 million as of March 31, 2011.

(5)
This amount is estimated for the current fiscal year.  Robeco and the Fund have entered into an expense limitation and reimbursement agreement (the "TEI Inst. Expense Limitation Agreement") under which Robeco (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the

35

ordinary operating expenses of the Fund to 1.15% per annum of the Fund's average monthly net assets (the "TEI Inst. Expense Limitation").  In consideration of Robeco's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by Robeco (or its affiliate) in excess of the TEI Inst. Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which they were incurred, and will reimburse Robeco (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.  If the New Advisory Agreements are approved, Arden will enter into identical expense limitation agreements. The expense limitation agreement will remain in effect for at least one year from the date of this Prospectus/Proxy Statement unless terminated by the Board.  Consummation of the Reorganization will not have any impact on the TEI Inst. Expense Limitation Agreement.  None of the fees charged to the Master Fund by a Portfolio Fund are subject to the TEI Inst. Expense Limitation Agreement.  With respect to the pro forma figures, "Total Annual Expenses" are expected to decrease in connection with the consummation of the Reorganization as a result of certain expenses of MSMF being spread over a combined, larger asset base after the Reorganization

The purpose of the tables above and the examples below is to assist prospective investors in understanding the various costs and expenses investors in the Funds will bear directly or indirectly.

Examples

The examples below are intended to help you compare, both before and after the Reorganization the costs of investing in MS with the cost of investing in TEI. You can also use these examples to compare the costs of these Funds with the costs of other funds with similar investment objectives.  This Example assumes that you invest $1,000 in the Fund for the time periods indicated and redeem all your Units at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund's operating expenses are as set forth in the preceding table.  Although actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Class	1 Year	3 Years	5 Years	10 Years
TEI	$96	$276	$438	$779
MS	$95	$236	$370	$675
MS (Pro Forma)	$95	$235	$369	$674

The examples below are intended to help you compare, both before and after the Reorganization the costs of investing in Triton and TEI Inst. You can also use these examples to compare the costs of these Funds with the costs of other funds with similar investment objectives.  This Example assumes that you invest $1,000 in the Fund for the time periods indicated and redeem all your Units at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund's operating expenses are as set forth in the preceding table.  Although actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Class	1 Year	3 Years	5 Years	10 Years
Triton	$87	$224	$355	$658
Triton (Pro Forma)	$85	$220	$350	$650

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Fund/Class	1 Year	3 Years	5 Years	10 Years
TEI Inst.	$63	$191	$315	$609
TEI Inst. (Pro Forma)	$61	$187	$310	$601

These are examples only and do not represent future expenses, which may be greater or less than those shown above.

How do the performance records of the Funds compare?

As described under the section "Reasons for the Reorganization," the TEI Board considered a number of factors when reviewing the Plan and considering the proposed Reorganization.   Specifically, the TEI Board considered the relative performance of the Funds for the 1, 3 and 5 year periods ended March 31, 2011, during which the TEI Funds and the MS Funds had substantially similar performance.  The TEI Board observed that the MS Funds and the TEI Funds have been managed in a virtually identical fashion with only minor differences in their portfolios. Of course, a Fund's past performance is not an indication of future performance.

Where can I find more financial information about the Funds?

Each Fund's annual report contains a discussion of that Fund's performance during the past five fiscal years and shows per share information for each of the past five fiscal years, as applicable.  TEI's and TEI MF's annual reports are included with the Statement of Additional Information to this Prospectus/Proxy Statement.  These documents are also available upon request.  The Acquiring Funds' Annual Reports accompany this Prospectus/Proxy Statement.  (See "More Information About the Funds" below.)  The Prospectuses of the Acquiring Funds also contain further information, including financial information, about the Acquiring Funds and are included with and considered a part of this Prospectus/Proxy Statement.

How do the purchase and repurchase procedures of the Funds compare?

The purchase and repurchase procedures of the TEI Feeder Funds and the MS Feeder Funds are identical.

For both the TEI Feeder Funds and the MS Feeder Funds, Units may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Units more or less frequently as determined by the Board.  In order to purchase Units, an investor must submit a completed investor certification to the Administrator generally five calendar days before the investor's proposed purchase.  Cleared funds must be available in the investor's account no later than five calendar days before the investor's proposed purchase, or such other date as Robeco Securities, L.L.C., the Funds' distributor (the "Distributor"), may determine in its sole discretion and communicate to the investor (the "Funding Deadline").  If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by Selling Agents (as defined below) servicing the investor's account and deposited in a non-interest bearing escrow account pending the deposit of such monies with the Fund.  At the close of business on the Funding Deadline, the Fund will withdraw the monies representing the capital contribution from the escrow account or the Selling Agent servicing the investor's account will remit such monies representing the capital contribution from the investor's account, as applicable, and deposit such monies with the Fund.

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The Fund will then issue the requisite number of Units to the investor on the purchase date.  All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase.  The Board reserves the right to reject any purchase for Units and the Board may, in its sole discretion, suspend purchases of Units at any time.

Generally, for all Feeder Funds (with the exception of Triton), the minimum initial investment by an investor is $50,000 and the minimum additional investment is $25,000.  The minimum initial investment for employees of Robeco or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of Robeco, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000 and subsequent investments must be at least $10,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

No member or other person holding Units acquired from a member has the right to require a Fund to redeem those Units or portion thereof.  There is no public market for Units, and none is expected to develop.  Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by a Fund, as described below.  An investment in a Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.

Each Fund from time to time will offer to repurchase outstanding Units or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board, in its sole discretion.  In determining whether a Fund should offer to repurchase Units or portions thereof from Members, the Board will consider various factors, including the recommendations of Robeco.  Robeco currently expects that it will recommend (and has, in the past, recommended) to the Board that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter, and the Board has, in the past, authorized such repurchase offers.  Please see "Redemption, Repurchases of Units and Transfers—Repurchases of Units" in the attached Prospectus of MS for a summary of the terms of MS's repurchase offers (which are identical to those applicable to TEI).

What are other key features of the Funds?

As noted above, Robeco, through its Robeco-Sage division, is the investment adviser of each of the Funds pursuant to investment advisory agreements.

Under each of the TEI Feeder Funds' and MS Feeder Funds' investment advisory agreements (all of which are substantially identical to each other), a quarterly fee at an annualized rate of 0.75% of the average net assets of the applicable TEI Feeder Fund or MS Feeder Fund (each referred to as the "Fund" in this section) during the calendar quarter (after adjustment for any purchases effective on that date) is payable by the Fund to Robeco (the "Advisory Fee").  However, under the agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund's assets remain invested in the Master Fund.  Each of MSMF and TEI MF has entered into an investment advisory agreement with Robeco pursuant to which Robeco provides substantially similar services to the Master Fund as those set forth in the Fund's Advisory Agreement.  As consideration for these services, the Master Fund pays Robeco a quarterly fee at an annualized

38

rate of 0.75% of the average net assets of the Master Fund during the calendar quarter (after adjustment for any purchases effective on that date).

Pursuant to distribution agreements relating to the Funds (all of which are substantially identical to each other), the Distributor serves as the distributor for both the MS Feeder Funds and for the TEI Feeder Funds.  The Distributor is a wholly-owned subsidiary of Robeco and is a member of the Financial Industry Regulatory Authority.  The Distributor serves as the distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers (collectively with the Distributor, the "Selling Agents") to assist in the distribution of Units.  The principal business address of the Distributor is 909 Third Avenue, New York, New York 10022.

As compensation for the sale and marketing of Units, TEI, MS and Triton each pay the Distributor an ongoing quarterly fee at an annualized rate of 0.85%, 0.85% and 0.75%, respectively, of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Distribution Fee").  The Distribution Fee is payable in arrears within five days after the end of the quarter.  TEI Inst. and MS Inst. are not subject to a distribution fee.

With respect to MS, TEI and Triton, Selling Agents generally will be entitled to a sales load and an ongoing fee for their services.  The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in a Fund, but will not exceed 2.0% (with respect to Triton) and 2.5% (with respect to MS and TEI) of an investor's investment amount.  (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.)  The sales load will be charged as a percentage of an investor's investment amount.  The sales load will not constitute an investment made by the investor in the Fund.  The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund and is expected to be waived for Robeco and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.

MS and TEI have also each entered into a Member Services Agreement with the Distributor to provide (or arrange for the provision of) ongoing Member and account maintenance services.  As consideration for these services, the Fund pays a quarterly Member servicing fee to the Distributor at an annualized rate of 0.15% of the average net assets of the Fund.  The Distributor may pay all or a portion of this amount to retain broker-dealers ("Member Service Providers") to provide Member and account maintenance services.

MS has elected to be classified as an association taxable as a corporation and intends to qualify as a "regulated investment company" under Subchapter M of the Code.  Thus, MS is no longer treated as a partnership for Federal tax purposes.  As a result of a direct or indirect investment in a "regulated investment company" such as MS, non-U.S. investors will generally be subject to a U.S. federal income tax of 30% (or lower treaty rate) on distributions from the "regulated investment company" of investment company taxable income (other than distributions that consist of long-term capital gains).  Non-U.S. investors should consult their tax advisors in their home jurisdictions regarding the tax consequences of the Reorganization.

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TEI currently operates as a partnership for Federal tax purposes that is not a publicly traded partnership taxable as a corporation.  Investors in TEI should review the section entitled "Tax Aspects" in the Prospectus of MS and any related supplements for a discussion of the tax consequences of investing in a "regulated investment company".

Comparison of Principal Risk Factors

As with most investments, investments in the MS Funds involve certain risks.  These risks are substantially similar to the risks of investing in the TEI Funds because the Funds have substantially identical investment objectives, investment strategies and investment policies. (However, the TEI Funds are not subject to the risks relating to RIC status.) These risks include:

•
Investing in the Fund can result in a loss of capital invested.  Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Master Fund and, therefore, the Fund.

•	The Master Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk.

•
The MS Funds each elected to be classified as an association taxable as a corporation and to seek to qualify as a RIC under Subchapter M of the Code.  There are certain tax risks and additional costs associated with an MS Fund's taxation as a RIC.  The MS Funds will need to satisfy various asset diversification and source-of-income tests.  This will require support from Portfolio Funds.  The MS Funds will also be required each December to make certain "excise tax" calculations on certain undistributed income of the MS Funds based on income and gain information that must be obtained by the MS Funds from Portfolio Funds.  If the MS Funds do not receive accurate information from Portfolio Funds or do not satisfy the applicable tests for RIC qualification, the MS Funds could be subject to the excise tax on undistributed income or subject to tax on its income. (See "Tax Aspects" in the MS prospectus.)  With respect to costs, the MS Funds will incur certain costs relating to tax compliance and reinvestment of dividends and other distributions.  In addition, to facilitate investments that Robeco believes to be attractive in a manner consistent with RIC qualification requirements, MSMF might, in certain situations, invest in "passive foreign investment companies" or "PFICs" (which are offshore investment funds that are treated as corporations for U.S. federal tax purposes).  For similar reasons, MSMF also may make investments through subsidiaries, including through U.S. corporate subsidiaries. The net income of a U.S. corporate entity will generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income taxes.  These investments may involve costs or other inefficiencies to the MS Funds, including, with respect to PFICs, U.S. withholding taxes, that MSMF does not incur when it invests in U.S. domestic investment funds.  This risk is not applicable to the TEI Funds, which are treated as partnerships for U.S. federal tax purposes.

•
As a result of a direct or indirect investment in a RIC such as MS or MSMF, non-U.S. investors will generally be subject to a U.S. federal income tax of 30% (or lower treaty rate) on distributions from the RIC of investment company taxable income (other than distributions that consist of long-term capital gains).

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•
Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer.  Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund.  There is no assurance that an investor tendering Units for repurchase in connection with a repurchase offer made by the Fund will have those Units repurchased in that repurchase offer.

•
An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $50,000, could invest directly in Portfolio Funds or with Portfolio Managers.  By investing in Portfolio Funds indirectly through a Fund and the Master Fund, an investor bears a pro rata portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

•
The fees and other expenses borne directly and indirectly by a Fund, including those of the Master Fund, which include fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

In addition, because both the MS Funds and the TEI Funds invest in Portfolio Funds and operate in a master/feeder structure, the following additional risks apply to both the MS Funds and the TEI Funds:

Investing in Portfolio Funds involves special risks, including the following:

•
Portfolio Funds generally will not be registered as investment companies under the 1940 Act.  Therefore, the Master Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

•
Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries.  This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

•
Robeco may have little or no means of independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies.  A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to Robeco, which may involve risks under some market conditions that are not anticipated by Robeco.

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•
The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds.  There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and the amounts Members receive upon the repurchase of Units.  Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts).

•
Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations.  The Master Fund, as an investor in Portfolio Funds (or by retaining a Portfolio Manager to manage a Portfolio Account), will be subject to these fees and allocations, which will reduce the investment returns of a Fund.  These fees and allocations are in addition to the investment management fee a Fund pays to Robeco.

•
The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based fees or allocations.  In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

•
Each Portfolio Manager will receive any performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally.  Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Master Fund, which will be borne indirectly by Members, even if the Master Fund's overall returns are negative.

•
Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other.  As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund.  Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

•
To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

•
The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times.  The Master Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect a Fund's investment returns.

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•
Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital.  Upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value, and which may cause a Fund to incur certain expenses.  In such circumstances, Robeco would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of the Units of Members.

Investing in a master/feeder arrangement involves certain additional risks, including the following:

•
Each Feeder Fund pursues its investment objective by investing in the applicable Master Fund.  The Fund does not have the right to withdraw its investment in the Master Fund.  Instead, it may only do so through periodic repurchases by the Master Fund of the Fund's units in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units.  In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund.  The Fund would incur expenses in liquidating investments received in connection with any in-kind distributions.

•
A change in the investment objective, policies or restrictions of the Master Fund may cause the Feeder Fund to withdraw its investment in the Master Fund.  Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund.  Certain investment policies and restrictions of the Master Fund may be changed without the approval of investors in the Master Fund.  However, the Master Fund will notify the Fund at least 30 days before any material changes are implemented.

•
Units in the Master Fund are held by investors other than a single Feeder Fund.  These investors may include other investment funds, including investment companies that, like the Feeder Fund, are registered under the 1940 Act, and other types of pooled investment vehicles.  When investors in the Master Fund vote on matters affecting the Master Fund, the Feeder Fund could be outvoted by other investors.  The Feeder Fund also may be adversely affected, in other respects, by other investors in the Master Fund.

•
Other investors in the Master Fund may offer units of limited liability company interests to their respective investors that have costs and expenses that differ from those of the Feeder Fund.  Thus the investment returns for investors in other funds that invest in the Master Fund may differ from the investment returns of investors in the Feeder Fund.

Information about the Reorganization and the Plan

This is only a summary of the Reorganization and the Plan.  For more detailed information, you should read the form of Plan, which is attached as Exhibit B to this Prospectus/Proxy Statement and is incorporated herein by reference.

How will the Reorganization be carried out?

If the Members of each of the TEI Funds approve the Plan, the Reorganization will take place after the parties to the Plan satisfy various conditions.  To effect the Reorganization, each of TEI

43

and TEI MF will deliver to the corresponding Acquiring Fund all of its assets on the Closing Date of the Reorganization.  On the Closing Date, each Acquiring Fund will assume the stated liabilities of its corresponding TEI Fund, as reflected in financial statements provided by the TEI Fund to the corresponding Acquiring Fund.  In exchange, each of the Acquiring Funds will issue Units equal to the value of the net assets of the corresponding TEI Fund being acquired, which Units will be distributed by TEI and TEI MF pro rata to its respective Members.  The value of the assets to be delivered to the Acquiring Funds will be the value of such assets computed as of the close of business on the Closing Date, after the payment of dividends, using the valuation procedures of the Acquiring Funds or such other valuation procedures as may be mutually agreed upon by the Funds.  Upon the closing of the transactions, TEI and TEI MF will be terminated and will thereafter be dissolved under Delaware law. Triton and TEI Inst. will become feeder funds into MSMF.

What are the tax consequences of the Reorganization?

Currently, there are no taxable U.S. investors in the TEI Funds.  Tax-exempt U.S. investors (other than certain private foundations as noted below) in the TEI Funds generally are not expected to be subject to U.S. federal income tax on any income or gain as a result of the Reorganization, and non-U.S. investors in the TEI Funds are not expected to be subject to withholding tax or other U.S. federal income tax as a result of the Reorganization.  Certain private foundations may be subject to an excise tax on net investment income recognized as a result of the Reorganization.  Private foundations should consult their own tax advisors regarding a potential excise tax.  Investors should review the section entitled "Tax Aspects" in the Prospectus of MS and any related supplements for a discussion of the tax consequences of a direct or indirect investment in a "regulated investment company".

What are the tax consequences of Non-U.S. investors in the TEI Feeder Funds becoming investors in MS or in a Fund that becomes a feeder fund into MSMF?

Upon the Reorganization, non-U.S. Members of the TEI Feeder Funds that become Members of MS and non-U.S. Members of Triton and TEI Inst. (which will become feeder funds into MSMF) will all generally be subject to a U.S. federal income tax of 30% (or lower treaty rate) on distributions from MS or MSMF of investment company taxable income (other than distributions that consist of long-term capital gains).  Investors in the TEI Feeder Funds should review the section entitled "Tax Aspects" in the Prospectus of MS and any related supplements for a discussion of the tax consequences of investing in a "regulated investment company".  Additionally, non-U.S. Members of the TEI Feeder Funds should consult their tax advisors in their home jurisdictions regarding the tax consequences to them of the Reorganization.

What are the tax consequences of TEI MF transferring a Portfolio Fund prior to the Reorganization?

As discussed above, TEI MF will be consummating transfers (through redemptions and purchases) of certain Portfolio Funds effective immediately before the closing of the Reorganization.  If TEI MF redeems from a Portfolio Fund, TEI MF will recognize a taxable gain or loss in an amount equal to the difference between its tax basis in its interest in the Portfolio Fund and the value of its interest in the Portfolio Fund at the time of the redemption.

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Any such gain or loss will flow through to the TEI Feeder Funds and the investors in the TEI Feeder Funds and be included on the Schedule K-1 of the investors.  Tax-exempt U.S. investors (other than certain private foundations as noted below) in the TEI Feeder Funds generally are not expected to be subject to U.S. federal income tax on any income or gain as a result of a redemption by TEI MF from a Portfolio Fund, and non-U.S. investors in the TEI Feeder Funds are not expected to be subject to withholding tax or other U.S. federal income tax as a result of a redemption by the TEI MF from a Portfolio Fund.  Certain private foundations may be subject to an excise tax on net investment income recognized as a result of the redemption by TEI MF from a Portfolio Fund.  Private foundations should consult their own tax advisors regarding a potential excise tax.

What should I know about Units of the Acquiring Funds?

If the Reorganization is approved by Members of the TEI Funds and consummated, Units of the respective Acquiring Funds will be distributed to Members of TEI and TEI MF in accordance with the procedures described above.  When issued, the Units will be validly issued and fully paid and non-assessable.  For Members of TEI, the Units of MS will be recorded in each member's account, and the MS will then send a confirmation to each member.  Upon the Reorganization, Members of Triton and TEI Inst. will continue to hold their Units of Triton and TEI Inst., as applicable.  However, upon the Reorganization, Triton and TEI Inst. will hold Units of MSMF instead of TEI MF.

The Acquiring Funds' Units to be issued in the Reorganization have substantially the same rights and privileges as your respective TEI Fund Units.  For example, all Units have voting rights.  Like the TEI Funds, the MS Funds do not routinely hold annual meetings of Members. However, the MS Funds and the TEI Funds may hold special meetings of Members for matters requiring member approval.

What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?

The following table sets forth, as of March 31, 2011, the separate capitalizations of the Acquiring Funds and the TEI Funds, and the estimated capitalizations of the Acquiring Funds as adjusted to give effect to the Reorganization.  The capitalizations of the Acquiring Funds are likely to be different when the Reorganization is actually consummated.

(unaudited)	TEI	MS	Pro-forma Adjustments to Capitalization(1)	MS after Reorganization (pro forma)
Net assets	$15,318,409	$100,912,751	$0	$116,231,160
Units outstanding	14,746.45	93,617.26	0	107,828.21
Net asset value per unit	$1,038.79	$1,077.93	$0	$1,077.93

(1)	The adjustments do not reflect the estimated costs of the Reorganization, which will be borne by Robeco.

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(unaudited)	TEI MF	MSMF	Pro-forma Adjustments to Capitalization(1)	MSMF after Reorganization (pro forma)
Net assets	$133,617,522	$115,500,576	$0	$249,118,098

(1)	The adjustments do not reflect the estimated costs of the Reorganization, which will be borne by Robeco.

Reasons for the Reorganization and Board Considerations

The Reorganization has been proposed in order to consolidate the Robeco-Sage fund of funds complex, which currently consists of seven closed-end funds in two master/feeder structures.  MS and MSMF would survive the Reorganization (with Triton and TEI Inst. becoming feeder funds into MSMF).  MSMF would hold the combined investment assets of the complex.  The Reorganization is anticipated to have the following benefits for Members of the TEI Funds:

•	Members of the TEI Funds would become Members of a combined larger fund;
•
It is generally expected that the Acquiring Funds will bear lower expenses than the current TEI Funds, due to the economies of scale associated with the increase in asset base resulting from the Reorganization;

•
The Reorganization will facilitate a more concentrated selling effort on a single master fund complex, as opposed to marketing two substantially identical sets of products with identical investment objectives as is currently the case; and

•
Because TEI MF and MSMF have substantially identical investment strategies, the Reorganization will streamline portfolio management efforts, as the portfolio of only one master fund will need to be managed by Robeco (or by Arden after the Closing of the Transaction described in Proposal 1) after the Reorganization.

The Reorganization was reviewed by the TEI Board, with the advice and assistance of Fund counsel.  At its meeting held on June 6, 2011, the TEI Board considered the Reorganization of the TEI Funds, as proposed by Robeco.  In connection with the TEI Board meeting, Robeco provided background materials, analyses and other information to the TEI Board regarding, among other things, the topics discussed below, and responded to questions raised by the TEI Board at the meeting.

After the TEI Board reviewed, evaluated and discussed the materials, analyses and information provided to it at its meeting, the TEI Board, including the Independent Managers, unanimously approved the Reorganization of each TEI Fund.  The TEI Board, including the Independent Managers, also unanimously determined that participation by each TEI Fund in the Reorganization was in the best interests of such TEI Fund and that the Units of existing Members of each TEI Fund would not be diluted as a result of the Reorganization.

The general factors considered by the TEI Board in assessing and approving the Reorganization included, among others, in no order of priority:

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1.	the potential benefits mentioned above of the Reorganization to the Members of the TEI Funds;

2.
the Reorganization as part of Robeco's (and Arden's, after the Closing of the Transaction described in Proposal 1) overall commitment to streamline its fund offerings for the benefit of Members of the TEI Funds;

3.	the substantial similarity of investment objectives, principal investment strategies and policies of the TEI Funds and the Acquiring Funds;

4.
the estimated operating expenses that Members of each TEI Fund are expected to experience as Members of the Acquiring Funds after the Reorganization relative to the operating expenses currently borne by such Members, including that such expenses are expected to decline as a result of the Reorganization due to the increased asset size of the combined funds (see "Fees and Expenses");

5.	the current assets of each TEI Fund and each Acquiring Fund, and the anticipated combined pro forma assets of the Acquiring Funds after the Reorganization;

6.	the MS Funds' relative prospects for attracting additional assets after the Reorganization and potential economies of scale;

7.
the potential benefits of the Reorganization to Robeco and its affiliates (and to Arden, after the Closing of the Transaction described in Proposal 1), including that under the terms of the transaction agreement between Arden and Robeco, Arden (out of its own resources) has agreed to pay Robeco a portion of Arden's revenues earned from the Funds;

8.	that the direct costs associated with the Reorganization will be borne by Robeco; and

9.	the tax consequences of the Reorganization on Members.

In its deliberations, the TEI Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors.  Certain of the factors considered by the TEI Board are discussed in more detail below.

STREAMLINED PRODUCT LINE

The TEI Board considered that the Reorganization is intended, among other things, to streamline Robeco's (and Arden's, after the Closing of the Transaction described in Proposal 1) product offerings by reducing the number of redundant funds in the fund complex.  It considered that, in light of the recent election by the MS Funds each to be classified as an association taxable as a corporation and to seek to qualify as a RIC under Subchapter M of the Code, the MS Funds now accept investments from U.S. taxable, U.S. tax-exempt and Non-U.S. investors, thus making the TEI Funds a redundant product in the Robeco-Sage fund of funds complex (since U.S. tax-exempt or Non-U.S. investors that would have previously invested in the TEI Funds can now invest in the MS Funds).  Additionally, reducing the number of Funds in the complex is intended to enhance the Funds' prospects for attracting additional assets by better differentiating the Funds for potential members (which should lead to a more concentrated selling effort).  The Board thus concluded that the streamlined product line should benefit TEI investors (see "Economics of Scale" below).

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CONTINUITY OF INVESTMENT

The TEI Board took into account the fact that each TEI Fund and its corresponding Acquiring Fund have substantially identical investment objectives and principal investment strategies.  Specifically, the TEI Board noted that each TEI Fund and MS Fund share an identical investment objective: achieve long-term capital appreciation while attempting to reduce risk and volatility.  The TEI Board also took into account that the Funds share a substantially identical investment portfolio and that the Funds have a common portfolio management team. The Board concluded that the substantial similarities between the TEI Funds and the Acquiring Funds should facilitate the Reorganization and thus should benefit Members of the TEI Funds.

INVESTMENT PERFORMANCE

The TEI Board considered the relative performance record of each Fund, noting, however, that past performance is no guarantee of future results.  Specifically, the TEI Board considered the relative performance of the Funds for the 1, 3 and 5 year periods ended March 31, 2011, during which the TEI Funds had substantially similar performance to the MS Funds.  The TEI Board concluded that the MS Funds and the TEI Funds have been managed in a virtually identical fashion with only minor differences in their portfolios.

ECONOMIES OF SCALE

The TEI Board observed that, in addition to the potential to realize immediate economies of scale associated with consolidating the smaller TEI Funds into larger combined funds, such as the elimination of duplicative costs, the combined Funds may be able to take advantage of other economies of scale associated with larger funds.  For example, a larger fund may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility.  Furthermore, the TEI Board concluded that the combined fixed expenses of the larger combined funds, such as audit and accounting expenses, could be reduced as they are spread across a larger asset base.  The Board further concluded that the Reorganization should lead to lower total expenses for the Members of the TEI Funds (assuming no reductions in Fund assets).  Based on all of the foregoing, the TEI Board, including the Independent Managers, also unanimously determined that participation by each TEI Fund in the Reorganization was in the best interests of such TEI Fund and that the Units of existing Members of each TEI Fund would not be diluted as a result of the Reorganization.

Board Recommendation and Required Vote

The TEI Board recommends that Members of each TEI Fund approve the Plan.  The Plan is subject to the separate approval of Members of each of the TEI Funds (voting separately).  For each TEI Fund, the Plan must be approved by a "majority of the outstanding voting securities" of each TEI Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding interests in the Fund or (2) 67% or more of the outstanding interests in the Fund present in person or by proxy at the meeting, if more than 50% of the outstanding interests in the Fund are represented at the meeting.

A vote by Members of TEI to approve the Plan will also constitute a vote for TEI to approve the Plan with respect to TEI MF.  (Pursuant to the requirements of the master/feeder agreement between each TEI Feeder Fund and TEI MF, each TEI Feeder Fund will vote its Interest in TEI MF proportionately for and against approval of the Reorganization in accordance with the actual

48

votes of the TEI Feeder Funds' Members at the Meeting for and against the proposal. Accordingly, the vote of each member of TEI will apply towards both the vote of Reorganization of TEI as well as TEI MF, while the votes of each member of Triton and TEI Inst. will apply towards the vote of the Reorganization of TEI MF.)

If Members approve the Reorganization, it is anticipated that the Reorganization would occur on or about September 30, 2011 or such later date approved by the officers of the Funds.

FOR THE REASONS DISCUSSED ABOVE, THE TEI BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

Each Reorganization of a TEI Fund is contingent upon the Reorganization of each other TEI Fund.  Accordingly, in the event the Reorganization is not approved by each TEI Feeder Fund, the Reorganization will not be consummated as to any of the Funds.

Comparison of Investment Objectives, Strategies, Policies and Risks

This section describes the investment objectives, principal investment strategies and the key investment policies of the Funds, including certain differences between them, as well as the risks associated with such objectives, strategies and policies.  For a complete description of the Acquiring Funds' investment strategies, policies and risks, you should read the Acquiring Funds' Prospectuses, which are included with this Prospectus/Proxy Statement.

Are there any significant differences between the investment objectives of the TEI Funds and the Acquiring Funds?

No.  The investment objective of each TEI Fund is identical to the investment objective of the corresponding Acquiring Fund.  The investment objective of each of the Funds is to seek to achieve long-term capital appreciation while attempting to reduce risk and volatility.  Both the TEI Funds and the MS Funds operate in a master/feeder structure.  As such, the TEI Feeder Funds and the MS Feeder Funds pursue their investment objective by investing substantially all of their investable assets in TEI MF and MSMF, respectively.

Are there any significant differences between the investment strategies and policies of the TEI Funds and the Acquiring Funds?

No, the investment policies of the TEI Funds and the MS Funds are substantially the same.  TEI MF generally invests in offshore Portfolio Funds managed by the same Portfolio Managers that manage the domestic Portfolio Funds in which MSMF invests.

How do the fundamental investment restrictions of the Funds differ?

The Funds have adopted nearly identical fundamental investment restrictions.  A Fund may not change any of its fundamental investment restrictions without the prior vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).  The Acquiring Funds' fundamental investment restrictions are listed in the Prospectus of MS dated July 19, 2010, as

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supplemented, which is incorporated by reference into this Prospectus/Proxy Statement and is enclosed with and considered a part of this Prospectus/Proxy Statement.

More Information about the Funds

Administration and Transfer Agency Services.  SEI Investments Global Funds Services ("SEI") acts as administrator and transfer agent for each of the Funds.  The principal business address of SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

For administrative services provided to the Funds, SEI is paid fees calculated at the following annual rates: each Fund pays SEI its pro rata portion (based on its net assets) of an annual fee (paid monthly) of up to 0.12% of the aggregate net assets of the Fund and the other Funds in the fund complex (the "Complex Assets"), which fee declines to the extent that the Complex Assets exceed $100 million.  Each Feeder Fund's pro rata portion of this fee is subject to an annual minimum fee of $15,000 and each Master Fund's pro rata portion of this fee is subject to an annual minimum fee of $75,000.  SEI also serves as the transfer agent for the Units.

Custodial Services.  SEI Private Trust Company is the custodian for the assets of the Funds.

Additional Information.  More information about the Acquiring Funds is included in: (1) the Prospectus of MS, which is included with and considered a part of this Prospectus/Proxy Statement; (2) the Statement of Additional Information dated July 14, 2011 to this Prospectus/Proxy Statement, which is incorporated by reference herein (the "SAI"); and (3) the Acquiring Funds' annual reports to member for the year ended March 31, 2011, which are included with and considered a part of this Prospectus/Proxy Statement ("Annual Reports").  You may request free copies of the Annual Reports, which have been filed with the SEC, by calling (866) 773-7145 or by writing to Robeco at 909 Third Avenue, 32nd Floor, New York, New York 10022.  More information about TEI is contained in the Prospectus of TEI, dated July 19, 2010, as supplemented, which is incorporated by reference into the SAI of this Prospectus/Proxy Statement and is available upon request free of charge by calling (866) 773-7145, or by writing to TEI c/o Robeco at 909 Third Avenue, 32nd Floor, New York, New York 10022.

This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by MS with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement.  Reference is hereby made to the Registration Statement filed by MS and to the exhibits and amendments thereto for further information with respect to the Acquiring Funds and the Units they offer.  Statements contained herein describing the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E. Room 1580, Washington, D.C. 20549.  Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed

50

rates or from the SEC's web site at www.sec.gov.  To request information regarding the Funds, you may also send an email to the SEC at publicinfo@sec.gov.

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Proxy Voting and Member Meeting Information

How will solicitations be made?

This proxy solicitation is being made by the Funds for use at the Meeting.  In addition to the solicitation of proxies by mail, officers and employee of Robeco and its affiliates may, without special compensation, solicit proxies by means of telephone, facsimile transmission or other electronic media, or personal contacts.   A proxy solicitor has been retained to assist in the solicitation of proxies, for which Robeco would pay usual and customary fees.  (See "Who will pay the expenses of soliciting proxies" for more information on the proxy solicitor.)

How will Member voting be handled?

Only Members of record of the Funds at the close of business on July 11, 2011 (the "Record Date"), will be entitled to notice of and to vote at the Meeting on the matters described in this Prospectus/Proxy Statement.

For each Fund, the presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date shall constitute a quorum.  For each Fund, each Proposal, as applicable, must be approved by a "majority of the outstanding voting securities" of each Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding interests in the Fund or (2) 67% or more of the outstanding interests in the Fund present in person or by proxy at the meeting, if more than 50% of the outstanding interests in the Fund are represented at the meeting.

If sufficient votes to approve a Proposal with respect to any of the Funds are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.  A majority of the votes cast by Members present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.  It is anticipated that the persons named as proxies on the enclosed proxy card will use the authority granted to them to vote on adjournment in their discretion.

Proxies returned with instructions to withhold authority to vote or abstentions (proxies marked to indicate the member is abstaining from voting on a particular matter) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter.

Members who object to any proposal in this Prospectus/Proxy Statement will not be entitled to compel any sale or appraisal of the Funds' assets or a Member's interests.

What vote is necessary to approve the Proposals?

Provided that quorum requirements described above have been satisfied, the Plan and the New Advisory Agreements must be approved by a "majority of the outstanding voting securities" of the relevant Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding interests in the Fund or (2) 67% or more of the outstanding interests in the Fund present in person or by proxy at the meeting, if more than 50% of the outstanding interests in the Fund are represented at the meeting.  A vote by Members of TEI to approve the Plan will also constitute a vote for TEI to approve the Plan with respect to TEI MF.  (Each TEI

52

Feeder Fund will vote its Interest in TEI MF proportionately for and against approval of the Reorganization in accordance with the actual votes of the TEI Feeder Funds' Members at the Meeting for and against the proposal. Accordingly, the vote of each member of TEI will apply towards both the vote of Reorganization of TEI as well as TEI MF, while the votes of each member of Triton and TEI Inst. will only apply towards the vote of the Reorganization of TEI MF.)

In connection with the vote of Members of the Master Funds on the New Advisory Agreements for the Master Funds, each Feeder will vote its interest in its respective Master Fund proportionately for and against approval in accordance with the votes of its Members at the Meeting for and against the proposal to approve the New Advisory Agreement for that Feeder Fund.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person.  You may also vote by completing, signing and returning the enclosed proxy card in the enclosed postage paid envelope.  You may also vote by telephone or by Internet, as described on the enclosed proxy card.  If you properly authorize your proxy through the Internet or telephonically, or by marking, executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. A proxy card is, in essence, a ballot.  If you simply sign and date the proxy card, but give no voting instructions, your Units will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

May I revoke my proxy?

Members may revoke their proxy at any time before it is voted by (i) submitting a written notice of revocation to the Fund; (ii) submitting a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) providing notice of revocation via the Internet or by telephone.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement and is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Only Members of record on the Record Date will be entitled to vote at the Meeting.  There were 18,361.85 Units of TEI, 78,406.35 Units of Triton, 34,538.37 Units of TEI Inst., 125,068.17 Units of TEI MF, 94,607.94 Units of MS, 18,975.98 Units of MS Inst. and 102,463.56 Units of MSMF outstanding, respectively, entitled to vote as of the Record Date.  Members of the TEI Funds are entitled to vote in proportion to their capital account balances, as of the Record Date, and Members of the MS Funds are entitled to one vote with respect to each Unit held by the Member as of the Record Date (and a proportionate fractional vote in the case of a fractional Unit).

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Who will pay the expenses of soliciting proxies?

Robeco has agreed to bear the costs of soliciting proxies and preparation of the Prospectus/Proxy Statement and the Meeting.

The Altman Group, a third-party solicitor (the "Proxy Solicitor"), has been retained to solicit proxies from Members.  The Proxy Solicitor may solicit proxies in person, by Internet or by telephone.  The fees and expenses of the Proxy Solicitor (which are expected to be approximately $5,000), as well as all other costs associated with the solicitation and preparation of the Prospectus/Proxy Statement and of the Meeting, are being paid by Robeco, as described above.

How do I submit a member proposal?

The Funds are not required to, and do not intend to, hold regular annual Members' meetings.  A member wishing to submit a proposal for consideration for inclusion in a proxy statement for the next Members' meeting, if any, should send his or her written proposal to the Funds, care of Robeco, directed to the attention of Timothy J. Stewart, at the principal office of Robeco located at 909 Third Avenue, 32nd Floor, New York, New York 10022, so that it is received within a reasonable time before any such meeting.  The inclusion and presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act.  Submission of a proposal by a member does not guarantee that the proposal will be included in the Funds' proxy statement or presented at the meeting.

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Other Matters and Additional Information

Communication with the Board

Members wishing to submit written communications to the Board should send their communications to the Chief Executive Officer of the Funds at the principal office of the Funds.  Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Appraisal Rights

Members do not have any appraisal rights in connection with the Proposals.

Results of Voting

Members will be informed of the results of voting at the Meeting in the 2011 semi-annual reports of the Funds, which will be sent to Members on or before November 29, 2011.

Contacting the Funds

Members of the Funds may contact their Fund by calling (866) 773-7145.

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Principal Holders of Units

Exhibit C sets forth those Members of record who owned more than 5% of the outstanding units of any of the Funds as of July 11, 2011.

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EXHIBITS TO
PROSPECTUS/PROXY STATEMENT

Exhibit

A	Form of New Investment Advisory Agreements

B	Form of Agreement and Plan of Reorganization between the TEI Funds and the MS Funds

C	Principal Holders of Units

OTHER DOCUMENTS INCLUDED WITH
THIS PROSPECTUS/PROXY STATEMENT

▪	Prospectus of MS dated July 19, 2010, as supplemented to date (For Proposal 2 only)
▪	Annual Report of MS for the period ended March 31, 2011 (For Proposal 2 only)
▪	Annual Report of MSMF for the period ended March 31, 2011 (For Proposal 2 only)
▪	Proxy Card

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EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [1st] day of October, 2011, by and between Robeco-Sage Multi-Strategy Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Arden Asset Management LLC, a Delaware limited liability company (the "Investment Adviser").

WHEREAS, the Fund engages in business as a closed-end, non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

WHEREAS, the Fund desires to retain the Investment Adviser to render investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Investment Adviser desires to be retained to perform such services on said terms and conditions:

NOW, THEREFORE, in consideration of the terms and conditions hereinafter contained, the Fund and the Investment Adviser agree as follows:

1.         The Fund hereby retains the Investment Adviser to:

(a)        act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Fund (the "Board of Managers"), to manage the investment activities of the Fund as hereinafter set forth.  Without limiting the generality of the foregoing, the Investment Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the Prospectus of the Fund and as may be adopted from time to time by the Board of Managers, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; invest discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) in unregistered investment funds or other investment vehicles and registered investment companies ("Portfolio Funds"), which are managed by investment managers ("Portfolio Managers"), including Portfolio Managers for which separate investment vehicles have been created in which the Portfolio Managers serve as general partners or managing members and the Fund is the sole investor ("Portfolio Accounts") and Portfolio Managers who are retained to manage the Fund's assets directly through separate managed accounts (Portfolio Managers of Portfolio Accounts and of managed accounts are collectively referred to as "Sub-Managers"), and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate.  Consistent with the foregoing, the Investment Adviser may also invest substantially all of the Fund's assets in a registered investment company also advised by the Investment Adviser (the "Master Fund") that has the same investment objective and substantially the same investment policies as the Fund, provided that the Board of Managers has approved an agreement between the Fund and the Master Fund that reflects arrangements that comply with the requirements set forth in Section 12(d)(1)(E) of the 1940 Act.  The Investment Adviser shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request; and

(b)        provide, and the Investment Adviser hereby agrees to provide, certain management, administrative and other services to the Fund.  Notwithstanding the appointment of the Investment Adviser to provide such services hereunder, the Board of Managers shall remain responsible for supervising and controlling the management, business and affairs of the Fund.  The management, administrative and other services to be provided by the Investment Adviser shall include:

(i)	providing office space, telephone and utilities;

(ii)	providing administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(iii)	supervising the entities which are retained by the Fund to provide administration, custody and other services to the Fund;

(iv)	handling investor inquiries regarding the Fund and providing investors with information concerning their investments in the Fund and capital account balances;

(v)	monitoring relations and communications between investors and the Fund;

(vi)	assisting in the drafting and updating of disclosure documents relating to the Fund and assisting in the preparation of offering materials;

(vii)	maintaining and updating investor information, such as change of address and employment;

(viii)	assisting in the preparation and mailing of investor subscription documents and confirming the receipt of such documents and funds;

(ix)	assisting in the preparation of regulatory filings with the Securities and Exchange Commission and state securities regulators and other Federal and state regulatory authorities;

(x)	preparing reports to and other informational materials for members and assisting in the preparation of proxy statements and other member communications;

(xi)	monitoring compliance with regulatory requirements and with the Fund's investment objective, policies and restrictions as established by the Board of Managers;

(xii)
reviewing accounting records and financial reports of the Fund, assisting with the preparation of the financial reports of the Fund and acting as liaison with the Fund's accounting agent and independent auditors;

(xiii)	assisting in the preparation and filing of tax returns;

(xiv)	coordinating and organizing meetings of the Board of Managers and meetings of the members of the Fund, in each case when called by such persons;

(xv)	preparing materials and reports for use in connection with meetings of the Board of Managers;

(xvi)
maintaining and preserving those books and records of the Fund not maintained by any Sub-Adviser (as defined in Paragraph 2 below) of the Fund or the Fund's administrator, accounting agent or custodian (which books and records shall be the property of the Fund and maintained and preserved as required by the 1940 Act and the rules thereunder and shall be surrendered to the Fund promptly upon request);

(xvii)	reviewing and arranging for payment of the expenses of the Fund;

(xviii)	assisting the Fund in conducting offers to members of the Fund to repurchase member interests;

(xix)	reviewing and approving all regulatory filings of the Fund required under applicable law;

(xx)	reviewing investor qualifications and subscription documentation and otherwise assisting in administrative matters relating to the processing of subscriptions for interests in the Fund;

(xxi)	providing the services of persons employed by the Investment Adviser or its affiliates who may be appointed as officers of the Fund by the Board of Managers; and

(xxii)
assisting the Fund in routine regulatory examinations, and working closely with any counsel retained to represent any members of the Board of Managers who are not "interested persons," as defined by the 1940 Act and the rules thereunder (the "Independent Managers") of the Fund in response to any litigation, investigations or regulatory matters.

2.         Provided that the Fund shall not be required to pay any compensation to the Investment Adviser for the services to be provided hereunder other than as provided by the terms of this Agreement, the Investment Adviser is authorized:  (i) to obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services; and (ii) to enter into investment sub-advisory agreements with any registered investment adviser (a "Sub-Adviser"), subject to such approvals of the Board of Managers and members of the Fund ("Members") as may be required to comply with applicable provisions of the 1940 Act, delegating any or all of the investment advisory services required to be provided by the Investment Adviser under Paragraph 1(a) hereof, subject to the supervision of the Investment Adviser.

3.         Without limiting the generality of paragraph 1 hereof, the Investment Adviser and, if applicable, the Sub-Adviser, shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Investment Adviser (or the Sub-Adviser) considers appropriate and that are consistent with the policies of the Fund; and, subject to any policies adopted by the Board of Managers and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws; to pursue and implement the investment policies and strategies of the Fund using a multi-manager strategy whereby some or all of the Fund's assets may be committed from time to time by the Investment Adviser (or the Sub-Adviser) to the discretionary management of one or more Sub-Managers, the selection of which shall be subject to the approval of the Board of Managers in accordance with requirements of the 1940 Act and the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from the provisions of the 1940 Act requiring such approval by security holders; and to identify appropriate Sub-Managers, assess the most appropriate investment vehicles (general or limited partnerships, separate managed accounts or other investment vehicles (pooled or otherwise), and determine the assets to be committed to each Sub-Manager.  The Investment Adviser (or the Sub-Adviser) may, subject to such procedures as may be adopted by the Board of Managers, use affiliates of the Investment Adviser as brokers to effect the Fund's securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

4.         Investment Advisory Fee; Expenses

(a)        In consideration for the provision by the Investment Adviser of its services hereunder and the Investment Adviser's bearing of certain expenses, the Fund shall pay the Investment Adviser a fee payable quarterly, equal to 0.1875% (0.75% on an annualized basis) of the Fund's "net assets" (the "Investment Advisory Fee").  "Net assets" shall equal the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund calculated before giving effect to any repurchases of interests.  However, so long as substantially all of the Fund's assets are invested in the Master Fund, the Fund will not be subject to the Investment Advisory Fee.

(b)        The Investment Advisory Fee will be computed based on the average net assets of the Fund during each calendar quarter, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such calendar quarter.

(c)        If this Agreement is terminated at any time during a quarter, the Fund shall pay the Investment Adviser the pro rata amount of the Investment Advisory Fee for the quarter allocable to that portion of such quarter which is prior to the termination of the Agreement (based on the number of days in such quarter).

(d)        The Investment Adviser is responsible for all costs and expenses associated with the provision of its services hereunder including, but not limited to: expenses relating to the selection and monitoring of Portfolio Managers; fees of any consultants or a Sub-Adviser retained by the Investment Adviser; and expenses relating to qualifying potential investors and reviewing subscription documents.  The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Investment Adviser or furnished to the Fund under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser or made available to the Investment Adviser.

5.         The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

6.         Except as provided herein or in another agreement between the Fund and the Investment Adviser, the Fund shall bear all of its own expenses, including:  all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in the Master Fund or Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Investment Advisory Fee; the management fee; the distribution fee; the Member servicing fee; fees and travel-related and other expenses of members of the Board of Managers who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

7.         The compensation provided to the Investment Adviser pursuant to paragraph 4(a) hereof shall be the entire compensation for the services provided to the Fund hereunder and the expenses assumed by the Investment Adviser under this Agreement.

8.         The Investment Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives (collectively, the "Affiliates") shall not be liable to the Fund for any error of judgment for any mistake of law or for any act or omission by the Investment Adviser or any of the Affiliates or by any Sub-Adviser or Sub-Manager or for any loss suffered by the Fund.

9.         (a)        The Fund shall indemnify the Investment Adviser and its directors, members, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties with respect to the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful (collectively, "disabling conduct").  Indemnification shall be made following:  (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Board of Managers who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board of Managers in a written advice, that the Indemnified Person is entitled to indemnification hereunder.  The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance.  The Investment Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 9.

(b)        Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

10.       Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting.  Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

11.       This Agreement shall remain in effect for an initial term of two years from the date of its execution, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder, or by the Board of Managers; and provided that in either event such continuance is also approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Fund may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Investment Adviser, either by majority vote of the Board of Managers or by the vote of a "majority of the outstanding voting securities of the Fund" (as defined by the 1940 Act and the rules thereunder).  The Investment Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund.  This Agreement shall automatically terminate in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

12.       Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

13.       This Agreement may be amended only by the written agreement of the parties.  Any amendment shall be required to be approved by the Board of Managers and by a majority of the Independent Managers in accordance with the provisions of Section 15(c) of the 1940 Act and the rules thereunder.  If required by the 1940 Act, any amendment shall also be required to be approved by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder.

14.       This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act.  To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

15.       The Fund represents that this Agreement has been duly approved by the Board of Managers, including the vote of a majority of the Independent Managers, and by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder.

16.       The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Managers, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

17.       This Agreement embodies the entire understanding of the parties.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

By: ____________________
Name:
Title:

ARDEN ASSET MANAGEMENT LLC

By: ____________________
Name:
Title:

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [1st] day of October, 2011, by and between Robeco-Sage Multi-Strategy Master Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Arden Asset Management LLC, a Delaware limited liability company (the "Investment Adviser").

WHEREAS, the Fund engages in business as a closed-end, non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

WHEREAS, the Fund desires to retain the Investment Adviser to render investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Investment Adviser desires to be retained to perform such services on said terms and conditions;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter contained, the Fund and the Investment Adviser agree as follows:

1.         The Fund hereby retains the Investment Adviser to:

(a)        act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Fund (the "Board of Managers"), to manage the investment activities of the Fund as hereinafter set forth.  Without limiting the generality of the foregoing, the Investment Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the registration statement of the Fund filed with the Securities and Exchange Commission (the "Commission") on Form N-2 and as may be adopted from time to time by the Board of Managers, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; invest discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) in unregistered investment funds or other investment vehicles and registered investment companies ("Portfolio Funds"), which are managed by investment managers ("Portfolio Managers"), including Portfolio Managers for which separate investment vehicles have been created in which the Portfolio Managers serve as general partners or managing members and the Fund is the sole investor ("Portfolio Accounts") and Portfolio Managers who are retained to manage the Fund's assets directly through separate managed accounts (Portfolio Managers of Portfolio Accounts and of managed accounts are collectively referred to as "Sub-Managers"), and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate.  The Investment Adviser shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request; and

(b)        provide, and the Investment Adviser hereby agrees to provide, certain management, administrative and other services to the Fund.  Notwithstanding the appointment of the Investment Adviser to provide such services hereunder, the Board of Managers shall remain responsible for supervising and controlling the management, business and affairs of the Fund.  The management, administrative and other services to be provided by the Investment Adviser shall include:

(i)	providing office space, telephone and utilities;

(ii)	providing administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(iii)	supervising the entities which are retained by the Fund to provide administration, custody and other services to the Fund;

(iv)	handling investor inquiries regarding the Fund and providing investors with information concerning their investments in the Fund and capital account balances;

(v)	monitoring relations and communications between investors and the Fund;

(vi)	assisting in the drafting and updating of disclosure documents relating to the Fund and assisting in the preparation of offering materials;

(vii)	maintaining and updating investor information, such as change of address and employment;

(viii)	assisting in the preparation and mailing of investor subscription documents and confirming the receipt of such documents and funds;

(ix)	assisting in the preparation of regulatory filings with the Commission and state securities regulators and other Federal and state regulatory authorities;

(x)	preparing reports to and other informational materials for members and assisting in the preparation of proxy statements and other member communications;

(xi)	monitoring compliance with regulatory requirements and with the Fund's investment objective, policies and restrictions as established by the Board of Managers;

(xii)
reviewing accounting records and financial reports of the Fund, assisting with the preparation of the financial reports of the Fund and acting as liaison with the Fund's accounting agent and independent auditors;

(xiii)	assisting in the preparation and filing of tax returns;

(xiv)	coordinating and organizing meetings of the Board of Managers and meetings of the members of the Fund, in each case when called by such persons;

(xv)	preparing materials and reports for use in connection with meetings of the Board of Managers;

(xvi)
maintaining and preserving those books and records of the Fund not maintained by any Sub-Adviser (as defined in Paragraph 2 below) of the Fund or the Fund's administrator, accounting agent or custodian (which books and records shall be the property of the Fund and maintained and preserved as required by the 1940 Act and the rules thereunder and shall be surrendered to the Fund promptly upon request);

(xvii)	reviewing and arranging for payment of the expenses of the Fund;

(xviii)	assisting the Fund in conducting offers to members of the Fund to repurchase member interests;

(xix)	reviewing and approving all regulatory filings of the Fund required under applicable law;

(xx)	reviewing investor qualifications and subscription documentation and otherwise assisting in administrative matters relating to the processing of subscriptions for interests in the Fund;

(xxi)	providing the services of persons employed by the Investment Adviser or its affiliates who may be appointed as officers of the Fund by the Board of Managers; and

(xxii)
assisting the Fund in routine regulatory examinations, and working closely with any counsel retained to represent any members of the Board of Managers who are not "interested persons," as defined by the 1940 Act and the rules thereunder (the "Independent Managers") of the Fund in response to any litigation, investigations or regulatory matters.

2.         Provided that the Fund shall not be required to pay any compensation to the Investment Adviser for the services to be provided hereunder other than as provided by the terms of this Agreement, the Investment Adviser is authorized:  (i) to obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services; and (ii) to enter into investment sub-advisory agreements with any registered investment adviser (a "Sub-Adviser"), subject to such approvals of the Board of Managers and members of the Fund ("Members") as may be required to comply with applicable provisions of the 1940 Act, delegating any or all of the investment advisory services required to be provided by the Investment Adviser under Paragraph 1(a) hereof, subject to the supervision of the Investment Adviser.

3.         Without limiting the generality of paragraph 1 hereof, the Investment Adviser and, if applicable, the Sub-Adviser, shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Investment Adviser (or the Sub-Adviser) considers appropriate and that are consistent with the policies of the Fund; and, subject to any policies adopted by the Board of Managers and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws; to pursue and implement the investment policies and strategies of the Fund using a multi-manager strategy whereby some or all of the Fund's assets may be committed from time to time by the Investment Adviser (or the Sub-Adviser) to the discretionary management of one or more Sub-Managers, the selection of which shall be subject to the approval of the Board of Managers in accordance with requirements of the 1940 Act and the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from the provisions of the 1940 Act requiring such approval by security holders; and to identify appropriate Sub-Managers, assess the most appropriate investment vehicles (general or limited partnerships, separate managed accounts or other investment vehicles (pooled or otherwise), and determine the assets to be committed to each Sub-Manager.  The Investment Adviser (or the Sub-Adviser) may, subject to such procedures as may be adopted by the Board of Managers, use affiliates of the Investment Adviser as brokers to effect the Fund's securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

4.         Investment Advisory Fee; Expenses

(a)        In consideration for the provision by the Investment Adviser of its services hereunder and the Investment Adviser's bearing of certain expenses, the Fund shall pay the Investment Adviser a fee payable quarterly, equal to 0.1875% (0.75% on an annualized basis) of the Fund's "net assets" (the "Investment Advisory Fee").  "Net assets" shall equal the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund calculated before giving effect to any repurchases of interests.

(b)        The Investment Advisory Fee will be computed based on the average net assets of the Fund during each calendar quarter, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such calendar quarter.

(c)        If this Agreement is terminated at any time during a quarter, the Fund shall pay the Investment Adviser the pro rata amount of the Investment Advisory Fee for the quarter allocable to that portion of such quarter which is prior to the termination of the Agreement (based on the number of days in such quarter).

(d)        The Investment Adviser is responsible for all costs and expenses associated with the provision of its services hereunder including, but not limited to: expenses relating to the selection and monitoring of Portfolio Managers; fees of any consultants or a Sub-Adviser retained by the Investment Adviser; and expenses relating to qualifying potential investors and reviewing subscription documents.  The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Investment Adviser or furnished to the Fund under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser or made available to the Investment Adviser.

5.         The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

6.         Except as provided herein or in another agreement between the Fund and the Investment Adviser, the Fund shall bear all of its own expenses, including:  all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Investment Advisory Fee; the management fee; fees and travel-related and other expenses of members of the Board of Managers who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

7.         The compensation provided to the Investment Adviser pursuant to paragraph 4(a) hereof shall be the entire compensation for the services provided to the Fund hereunder and the expenses assumed by the Investment Adviser under this Agreement.

8.         The Investment Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives (collectively, the "Affiliates") shall not be liable to the Fund for any error of judgment for any mistake of law or for any act or omission by the Investment Adviser or any of the Affiliates or by any Sub-Adviser or Sub-Manager or for any loss suffered by the Fund.

9.         (a)        The Fund shall indemnify the Investment Adviser and its directors, members, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties with respect to the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful (collectively, "disabling conduct").  Indemnification shall be made following:  (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Board of Managers who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board of Managers in a written advice, that the Indemnified Person is entitled to indemnification hereunder.  The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance.  The Investment Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 9.

(b)        Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

10.       Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting.  Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

11.       This Agreement shall remain in effect for an initial term of two years from the date of its execution, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder, or by the Board of Managers; and provided that in either event such continuance is also approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Fund may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Investment Adviser, either by majority vote of the Board of Managers or by the vote of a "majority of the outstanding voting securities of the Fund" (as defined by the 1940 Act and the rules thereunder).  The Investment Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund.  This Agreement shall automatically terminate in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

12.       Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

13.       This Agreement may be amended only by the written agreement of the parties.  Any amendment shall be required to be approved by the Board of Managers and by a majority of the Independent Managers in accordance with the provisions of Section 15(c) of the 1940 Act and the rules thereunder.  If required by the 1940 Act, any amendment shall also be required to be approved by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder.

14.       This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act.  To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

15.       The Fund represents that this Agreement has been duly approved by the Board of Managers, including the vote of a majority of the Independent Managers, and by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder.

16.       The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Managers, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

17.       This Agreement embodies the entire understanding of the parties.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

ROBECO-SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

By: ____________________
Name:
Title:

ARDEN ASSET MANAGEMENT LLC

By: ____________________
Name:
Title:

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [ _ ] day of [ _ ], 2011, by and between each of: (i) Robeco-Sage Multi-Strategy TEI Fund, L.L.C. ("TEI") and Robeco-Sage Multi-Strategy Fund, L.L.C. ("MS"); (ii) Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. ("TEI MF," and together with TEI, the "TEI Funds") and Robeco-Sage Multi-Strategy Master Fund, L.L.C. ("MSMF," and together with MS, the "MS Funds"); and (iii) Robeco Investment Management, Inc. ("Robeco"), with respect to Section 9.1 only.

The transactions contemplated by this Agreement (the "Acquisition") will consist of: (i) the transfer of all of the assets of TEI, in exchange solely for units of limited liability company interests ("Units") of MS; (ii) the assumption by MS of the identified liabilities of TEI; (iii) the pro rata distribution as of the Closing Date by TEI of Units of MS to the members of TEI, in complete liquidation of TEI (the transactions identified in the preceding clauses (i), (ii) and (iii), the "Feeder Reorganization"); (iv) the transfer of all of the assets of TEI MF in exchange solely for Units of MSMF; (v) the assumption by MSMF of the identified liabilities of TEI MF; and (vi) the distribution by TEI MF as of the Closing Date of Units pro rata to the members of TEI MF (which includes Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C., in addition to TEI) in liquidation of TEI MF as provided herein (the transactions identified in the preceding clauses (iv), (v) and (vi), the "Master Reorganization"), all upon the terms and conditions hereinafter set forth.

(For purposes of this Agreement, each of the TEI Funds may be referred to as a "Selling Fund," or collectively as, the "Selling Funds" and each of the MS Funds may be referred to as an "Acquiring Fund," or collectively as, the "Acquiring Funds." "Corresponding" Acquiring Funds and Selling Funds are: (i) MS and TEI; and (ii) MSMF and TEI MF.)

WHEREAS, each Selling Fund and each Acquiring Fund are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment companies, and each Selling Fund owns securities that are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, each of the Selling Funds and each of the Acquiring Funds is authorized to offer and issue Units to investors;

WHEREAS, the Board of Managers of each Acquiring Fund has determined that the Acquiring Fund should acquire all of the assets of the corresponding Selling Fund in exchange for its Units and the assumption of the identified liabilities of the corresponding Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth, that these transactions are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing members will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Managers of each Selling Fund has determined that the Selling Fund should transfer all of its assets and the identified liabilities for Units of the corresponding Acquiring Fund on the terms and conditions herein set forth, that these transactions are in the best interests of the Selling Fund and that the interests of the Selling Fund's existing members will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUNDS IN EXCHANGE FOR
UNITS OF THE ACQUIRING FUNDS AND ASSUMPTION OF
LIABILITIES, AND LIQUIDATION OF THE SELLING FUNDS

Section 1.1        The Exchange.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in Section 1.2 to the corresponding Acquiring Fund.  The corresponding Acquiring Fund agrees in exchange therefor:  (i) to deliver to the Selling Fund, as provided in Section 1.6, the Acquiring Fund's Units computed in the manner and as of the time and date set forth in Section 2.2; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3.  Such transactions shall take place as of the Closing Date provided for in Section 3.1.

Section 1.2        Assets To Be Acquired.  The assets of each Selling Fund to be acquired by the corresponding Acquiring Fund shall consist of all property, including, without limitation, all cash (with the exception of that amount of cash necessary to discharge the liabilities and obligations of the Selling Fund that are not being assumed by the corresponding Acquiring Fund as set forth in Section 1.3), securities, commodities, interests in futures and dividends and interest receivable, that is owned by the Selling Fund and all deferred and prepaid expenses shown as assets on the books of the Selling Fund as of the Closing Date.

Section 1.3        Liabilities To Be Assumed.  Each Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.  Each Acquiring Fund shall assume only those of the corresponding Selling Fund's liabilities, expenses, costs, charges, reserves and other obligations in existence as of the Closing Date and reflected on a Statement of Assets and Liabilities of the corresponding Selling Fund prepared on behalf of the Selling Fund, in accordance with generally accepted accounting principles consistently applied from the prior audited period.  Each Acquiring Fund shall assume only those liabilities of the corresponding Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, which other obligations shall remain the obligation of the Selling Fund, and the expenses of the Acquisition contemplated to be paid by the Selling Fund shall not be assumed or paid by the corresponding Acquiring Fund.

Section 1.4        Liquidation And Distribution.  Each Selling Fund will liquidate and distribute pro rata to the Selling Fund's members, determined as of the commencement of business on the Closing Date ("Selling Fund Members"), the corresponding Acquiring Fund's Units received by the Selling Fund pursuant to Section 1.1.  With respect to MSMF and TEI MF, such liquidation and distribution will be accomplished by the transfer of MSMF's Units then credited to the account of TEI MF on the books of MSMF to open capital accounts on the records of MSMF in the names of TEI MF's members, each such account for a TEI MF member representing such member's pro rata share of the Units of MSMF based on the percentage interest of such member in TEI MF (each a "Capital Account"). With respect to MS and TEI, such liquidation and distribution will be accomplished by the transfer of each Acquiring Fund's Units then credited to the account of the corresponding Selling Fund on the books of the Acquiring Fund to record in such books the names of Selling Fund Members with such member's pro rata share of such the Acquiring Fund's Units, which shall be based on the net asset value of the Units of such member in the Selling Fund.  All issued and outstanding Units of Selling Fund Members in each Selling Fund will simultaneously be canceled on the books of the Selling Fund.  No Acquiring Funds shall issue certificates representing its Units in connection with such exchange.  On or as soon as reasonably practicable after the Closing Date, each Selling Fund will thereupon proceed to dissolve as set forth in Section 1.8 below.

Section 1.5        Ownership Of Units.  Each Selling Fund's ownership of the corresponding Acquiring Fund's Units will be shown on the books of the corresponding Acquiring Fund's transfer agent as of the Closing Date.  Each Selling Fund Members' ownership of the corresponding Acquiring Fund's Units following the distributions referred to in Section 1.4 will also be shown on the books of the corresponding Acquiring Fund's transfer agent as of the Closing Date.  Each Acquiring Fund's Units will be issued in the manner described in the Proxy Statement, as defined in Section 4.1(m), which shall have been distributed to Selling Fund Members.

Section 1.6        Transfer Taxes.  Any transfer taxes payable upon issuance of an Acquiring Fund's Units in a name other than the registered holder of the corresponding Selling Fund's Units on the books of the corresponding Selling Fund as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund's Units are to be issued and transferred.

Section 1.7        Reporting Responsibility.  Any reporting responsibility of a Selling Fund is and shall remain the responsibility of such Selling Fund up to and including the Closing Date and such later date on which such Selling Fund is terminated.

Section 1.8        Termination Of The Selling Funds.  After the Closing Date, each Selling Fund shall cease operations and shall not engage in any transactions or activities other than the distribution of the corresponding Acquiring Fund's Units, as contemplated by Section 1.4, and those associated with the winding up of its affairs and its dissolution under the laws of the State of Delaware.  Each Selling Fund shall, as soon after the Closing Date as is reasonably practicable, take all actions as may be necessary to terminate its existence under Delaware law and to obtain an order of the Securities and Exchange Commission (the "Commission"), pursuant to Section 8(f) of the 1940 Act, declaring that such Selling Fund has ceased to be an investment company.

ARTICLE II

VALUATION

Section 2.1        Valuation Of Assets.  The value of each Selling Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be determined as of the close of business on the Closing Date using the valuation procedures of the corresponding Acquiring Fund.

Section 2.2        Valuation Of Units or Units To Be Issued.  The aggregate value of each Acquiring Fund's Units to be issued pursuant to Section 1.1 shall be equal to the value of the acquired assets of the corresponding Selling Fund determined in the manner and as of the time set forth in Section 2.1 less the liabilities of the corresponding Selling Fund assumed by the Acquiring Fund pursuant to Section 1.3.

Section 2.3        Determination Of Value.  All computations of value shall be made by Robeco in accordance with its customary practices in valuing the assets of the Acquiring Fund in accordance with the procedures of each Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

Section 3.1        Closing Date.  The closing of the Acquisition (the "Closing") shall take place on or about September 30, 2011 or such other date as the parties may agree to in writing (the "Closing Date").  All acts taking place as of the Closing shall be deemed to take place simultaneously at the close of business on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m. Eastern time at the offices of the Acquiring Funds, or at such other time or place as the parties may agree.  Any acts or items not required under this Agreement to take place or be delivered on or prior to the Closing Date shall take place or be delivered by no later than November 30, 2011.

Section 3.2        Effect Of Suspension In Trading.  In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities or other investments of investment funds in which the Acquiring Funds or the Selling Funds invest shall be closed to trading or trading thereon shall be restricted, such that it is not reasonably practicable to determine the value of the assets of either the Acquiring Funds or the Selling Funds as of such date or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that accurate determination of the value of the net assets of the Acquiring Funds or the Selling Funds is impracticable, the Closing Date shall be postponed until the last business day of the month during which trading shall have been fully resumed and reporting shall have been restored and it is reasonably practicable to determine the value of the assets of both the Acquiring Funds and the Selling Funds.

Section 3.3        Transfer Agent And Custodian Certificates.  SEI Investments Global Fund Services, Inc. ("SEI"), as the administrator and transfer agent of each Selling Fund, shall deliver, with respect to each Selling Fund: (i) as soon as is reasonably practicable following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Members; and (ii) by November 30, 2011, a certificate of an authorized officer stating (a) with respect to TEI MF, the amount of TEI MF's outstanding Units owned by and the value of the corresponding Capital Account of each Selling Fund Member as of the Closing Date; and (b) with respect to TEI, the amount of outstanding Units of the Fund and the value of the Units held by each Selling Fund Member as of the Closing Date.  SEI Private Trust Company, as custodian for the assets of each Selling Fund, shall deliver, with respect to each Selling Fund:  (x) at the Closing a certificate of an authorized representative as to the assets it holds and acknowledging receipt of instructions to transfer such assets to the corresponding Acquiring Fund effective as of the Closing; and (y) as soon as is reasonably practicable following the Closing, a certificate of an authorized representative stating that it has transferred such assets to the corresponding Acquiring Fund.  SEI, the transfer agent for each Acquiring Fund, shall deliver at the Closing, with respect to each Acquiring Fund, a certificate as to the opening on the Acquiring Fund's member account records of accounts in the names of the corresponding Selling Fund and the corresponding Selling Fund Members.  As soon as is reasonably practicable following the Closing Date, each Acquiring Fund shall cause SEI to issue and deliver a confirmation evidencing such Acquiring Fund's Units have been credited as of the Closing Date to the corresponding Selling Fund's and corresponding Selling Fund Members' accounts on the books of the Acquiring Fund.  As soon as is reasonably practicable following the Closing Date, each Acquiring Fund will cause SEI to provide, to the corresponding Selling Fund evidence satisfactory to the corresponding Selling Fund that the Acquiring Fund's Units have been credited pro rata to the Selling Fund Members as of the Closing Date.  At the Closing, or as soon as reasonably practicable thereafter, each party shall deliver to the other such bills of sale, checks, assignments, receipts and other documents as such other party or its counsel may reasonably request.

Section 3.4        Statement of Assets and Liabilities of the Selling Fund.  As soon as reasonably practicable after the Closing Date, each Selling Fund shall deliver to the corresponding Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1        Representations Of The Selling Fund.  Each Selling Fund (unless otherwise specified) represents and warrants to the corresponding Acquiring Fund as follows:

(a)        The Selling Fund is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)        The Selling Fund is registered under the 1940 Act as a closed-end management investment company and such registration is in full force and effect.

(c)        The Board of Managers of the Selling Fund meets the fund governance standards set forth in Rule 0-1 under the 1940 Act.

(d)        The prospectus of TEI conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and at the time of use did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  TEI Units sold in transactions which required registration have been registered under the 1933 Act.

(e)        The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to member approval and to the Selling Fund obtaining the consents required by Section 5.5 hereof) by the Selling Fund will not result, in violation of any provision of the Selling Fund's amended and restated Limited Liability Company Agreement or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

(f)         The Selling Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of business) that if terminated may result in material liability to the Selling Fund prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in a Statement of Assets and Liabilities prepared by the Selling Fund as of the Closing Date.

(g)        To the knowledge of the Selling Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Selling Fund's financial condition, the conduct of the Selling Fund's business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement.  The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(h)        The audited financial statements of the Selling Fund at March 31, 2011 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the corresponding Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund of a material amount as of such date not disclosed therein.

(i)         Since March 31, 2011 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the corresponding Acquiring Fund.  For purposes of this subsection (i), distributions or accepted tenders of Units are deemed to be in the ordinary course of business.

(j)         All issued and outstanding Units of the Selling Fund are, and as of the Closing Date will be, duly and validly issued and outstanding.  All of the issued and outstanding Units will, as of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent for the Selling Fund as provided in Section 3.3.  The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase Units of the Selling Fund nor any security convertible into Selling Fund Units of the Selling Fund.

(k)        As of the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the corresponding Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than restrictions on the transfer of interests in private investment funds arising under the 1933 Act and such other restrictions as disclosed to the corresponding Acquiring Fund and accepted by the corresponding Acquiring Fund in its sole discretion.

(l)         The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject to its approval by Selling Fund Members and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(m)       The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Commission by MS on Form N-14 relating to MS's Units to be issued hereunder and the proxy statement of the Selling Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement and insofar as they do not relate to MS, (i) will comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the meeting of Selling Fund Members and as of the Closing Date, the Proxy Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement or any supplement or amendment thereto made in reliance upon and in conformity with information furnished by MS for use in the Registration Statement or Proxy Statement or for use in any supplement or amendment thereto.

(n)        The information furnished by TEI to MS for use in the Registration Statement and the Proxy Statement is accurate and complete in all material respects and complies in all material respects with the federal securities and other laws and regulations thereunder applicable thereto.

(o)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

(p)        The schedule of investments delivered to the corresponding Acquiring Fund lists all securities owned by the Selling Fund or in which the Selling Fund has a beneficial interest as of the date of its last audited financial statements and as of the Closing Date.

(q)        The liabilities of the Selling Fund assumed by the corresponding Acquiring Fund  plus the liabilities, if any, to which the transferred assets are subject were incurred by the Selling Fund in the ordinary course of its business and are associated with the assets transferred.

(r)        As of the Closing Date, all federal and other material tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other material taxes (whether or not shown on such returns or reports) shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

Section 4.2        Representations of the Acquiring Funds.  Each Acquiring Fund (unless otherwise specified) represents and warrants to the corresponding Selling Fund as follows:

(a)        The Acquiring Fund is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)        The Acquiring Fund is registered under the 1940 Act as a closed-end, management investment company and such registration is in full force and effect.

(c)        The Board of Managers of the Acquiring Fund meets the fund governance standards set forth in Rule 0-1 under the 1940 Act.

(d)        As of the Closing Date, the current prospectus of MS will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of any provision of the Acquiring Fund's amended and restated Limited Liability Company Agreement or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(f)        To the knowledge of the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition and the conduct of the Acquiring Fund's business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, except for such liabilities as have been incurred in the ordinary course of its business and are duly reflected in its books and records.

(h)        As of the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the corresponding Selling Fund.  For the purposes of this subsection (h), distributions or accepted tenders of Units are deemed to be in the ordinary course of business.

(i)         As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes (whether or not shown on such returns) shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)         The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(k)        The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement, (a) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the meeting of the Selling Fund Members and as of the Closing Date, the Proxy Statement and the Registration Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement or any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the corresponding Selling Fund for use in the Registration Statement or the Proxy Statement or for use in any supplement or amendment thereto.

(l)         The Acquiring Fund's Units to be issued and delivered to the corresponding Selling Fund, for the account of corresponding Selling Fund Members, pursuant to the terms of this Agreement will, as of the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Units and will be fully paid and non-assessable by the Acquiring Fund, and no members of the Acquiring Fund or other person will have any preemptive right of subscription or purchase in respect thereof.

(m)       The information furnished by the Acquiring Fund to the corresponding Selling Fund for use in the Registration Statement and the Proxy Statement is accurate and complete in all material respects and complies in all material respects with the federal securities and other laws and regulations thereunder applicable thereto.

(n)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or shall be obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

(o)        The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase the Acquiring Fund's Units nor any security convertible into the Acquiring Fund's Units.

(p)        No consideration other than the Acquiring Fund's Units (and the Acquiring Fund's assumption of the liabilities of the corresponding Selling Fund, as contemplated by this Agreement) will be issued in exchange for the assets of the corresponding Selling Fund in the Acquisition.

Section 4.3        Mutual Representations.  Each Selling Fund and each Acquiring Fund represent and warrant to the other as follows:

(a)        The fair value of the Acquiring Fund's Units and other consideration received by each Selling Fund Member will be approximately equal to the fair value of the corresponding Selling Fund's Units surrendered in exchange therefor.

(b)        Selling Fund Members will pay their respective expenses, if any, incurred in connection with the transaction.

(c)        None of the compensation received by any Selling Fund Member who is an employee of or service provider to the Selling Fund will be separate consideration for, or allocable to, any of the Selling Fund's Units that such Selling Fund Member held; none of the Acquiring Fund's Units that any such corresponding Selling Fund Member receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Selling Fund Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

ARTICLE V

COVENANTS OF THE ACQUIRING FUNDS AND THE SELLING FUNDS

Section 5.1        Operation In Ordinary Course.  Each Acquiring Fund and each Selling Fund will operate its business in the ordinary course between the date hereof and the Closing Date.

Section 5.2        Investment Representation.  Each Selling Fund covenants that the corresponding Acquiring Fund's Units to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

Section 5.3        Approval By Members.  Each Selling Fund will call a meeting of its Selling Fund Members to be held before the Closing Date to consider and act upon this Agreement and will take all reasonable actions necessary to obtain approval of this Agreement and the transactions contemplated herein by its members.

Section 5.4        Additional Information.  Each Selling Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's Units.

Section 5.5        Transfer Of Investments.  Each Selling Fund will take all actions reasonably necessary: (a) to obtain necessary consents to and to enable the transfer of its investments in private investment funds to the corresponding Acquiring Fund in connection with the Acquisition; and (b) to sell, transfer or otherwise dispose of any such investments as to which such consents have not, prior to the Closing, been obtained.

Section 5.6        D&O Insurance.  Prior to the Closing, each Selling Fund shall have taken such actions as may be necessary to extend the term of the existing directors and officers liability insurance policy of the Selling Fund (the "D&O Policy") so as to provide coverage thereunder to managers of the Selling Fund for a period of five (5) years following the Closing Date.

Section 5.7        Further Action.  Subject to the provisions of this Agreement, each Acquiring Fund and each Selling Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

Section 5.8        Proxy Statement .  In connection with the meeting of the Selling Fund Members referred to in Section 5.3, each Selling Fund will prepare a Proxy Statement for such meeting, to be included in the Registration Statement, which MS files for registration under the 1933 Act of the offering of  MS's Units to be distributed to the Selling Fund Members hereunder, all in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

Section 5.9        Compliance with Rule 17a-8.  In connection with the transactions contemplated herein, each Fund agrees that the determinations made by its respective board of managers as required by Rule 17a-8 under the 1940 Act, and the bases thereof, including the factors considered by the Managers, will be recorded fully in the minute books of each Selling Fund.  Each Acquiring Fund agrees that it will preserve written records that describe the Acquisition and its terms for six years after the Acquisition (and for the first two years in an easily accessible place).

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUNDS

Section 6.1        The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, except as otherwise provided in this Agreement, and, in addition thereto, shall be subject to the condition that all representations, covenants, and warranties of the corresponding Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the corresponding Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the corresponding Acquiring Fund, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

Section 6.2        The obligations of each TEI Fund to consummate the transactions provided for herein and close the Acquisition with respect to such Fund shall be contingent upon the closing of the Acquisition by each other TEI Fund.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date, except as otherwise provided for in this Agreement, and, in addition thereto, shall be subject to the condition that:

Section 7.1        All representations, covenants, and warranties of the corresponding Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the corresponding Selling Fund shall have delivered to the Acquiring Fund a certificate executed in its name by a duly authorized officer of the corresponding Selling Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

Section 7.2        The corresponding Selling Fund shall have delivered to the Acquiring Fund a list of the corresponding Selling Fund's portfolio securities as of the Closing Date, certified by the Treasurer of the Selling Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS
AND THE SELLING FUNDS

If any of the conditions set forth below do not exist on or before the Closing Date with respect to each Selling Fund or each corresponding Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement, except as otherwise provided herein:

Section 8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the Selling Fund's outstanding Units in accordance with the provisions of the Selling Fund's amended and restated Limited Liability Company Agreement and certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund.  Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Section 8.1.

Section 8.2        As of the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

Section 8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

Section 8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

ARTICLE IX

EXPENSES

Section 9.1        Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each of the parties hereto (excluding extraordinary expenses), whether incurred before or after the date of this Agreement, will be borne by Robeco.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund's Units to be issued in connection herewith in each state in which corresponding Selling Fund Members are resident as of the date of the mailing of the Proxy Statement to such members; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

Section 10.1      Each Acquiring Fund and each corresponding Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

Except for the representations, warranties, and covenants in Section 5.7, all other representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

Section 11.1      This Agreement may be terminated by the mutual agreement of each Acquiring Fund and the corresponding Selling Fund.  In addition, either an Acquiring Fund or a corresponding Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)        of a breach by the other of any representation, warranty, or agreement contained herein to be performed as of or prior to the Closing Date, if not cured within 30 days; or

(b)        a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Section 11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund or the corresponding Selling Fund, or their respective Managers or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in Section 9.1.

ARTICLE XII

AMENDMENTS

Section 12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by each Selling Fund and each corresponding Acquiring Fund; provided, however, that following the mailing of the Proxy Statement to Selling Fund Members, no such amendment may have the effect of changing the provisions for determining the aggregate value of the Acquiring Fund's Units to be issued to Selling Fund Members under this Agreement to the detriment of such members without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

Section 13.1      The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Section 13.3      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

Section 13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this Section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Section 13.5      With respect to each Acquiring Fund, each Selling Fund and their respective boards of managers, the names used herein refer respectively to the fund, and, as the case may be, the managers of such funds, as managers but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of each Acquiring Fund and each Selling Fund.  The obligations of each Acquiring Fund and each Selling Fund entered into in the name or on behalf thereof by any of the managers, representatives or agents of the Acquiring Fund and the Selling Fund, respectively, are made not individually, but in such capacities, and are not binding upon any of the managers, members, representatives or agents of the Acquiring Fund and the Selling Fund, as the case may be, personally, but bind only the property of the respective Funds.

{The remainder of this page has been intentionally left blank}

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

By:
Name: Title:

ROBECO-SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

By:
Name: Title:

ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C.

By:
Name: Title:

ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C.

By:
Name: Title:

With respect to Section 9.1 only: ROBECO INVESTMENT MANAGEMENT, INC.

By:
Name: Title:

EXHIBIT C
PRINCIPAL HOLDERS OF UNITS

On July 11, 2011, all officers and Managers of the Funds owned, in the aggregate, less than 1% of the Units of any Fund.

To the best knowledge of the Funds, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding Units of any of the Funds.

Fund Name	Name and Address of Account	Unit Amount	Percentage
TEI	UBS Account A (1) 1285 Avenue of the Americas New York, NY 10019-6028	$1,032,607	5.5%
TEI Inst.	Wells Fargo Account A (2) One North Jefferson Avenue St. Louis, Missouri 63103	$2,987,588	7.4%
	Morgan Stanley Account A (3) 522 Fifth Avenue, 13th Floor New York, NY 10036	$8,939,513	22.2%
	Morgan Stanley Account B (3) 522 Fifth Avenue, 13th Floor New York, NY 10036	$7,752,394	19.2%
	Morgan Stanley Account C (3) 522 Fifth Avenue, 13th Floor New York, NY 10036	$4,490,689	11.1%
Triton	UBS Account B (1) 1285 Avenue of the Americas New York, NY 10019-6028	$3,959,602	5.3%
TEI MF	ROBECO-SAGE TRITON FUND, L.L.C. 909 THIRD AVENUE, 32ND FL. NEW YORK, NY 10022	$75,313,492	56.0%
	ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C. 909 THIRD AVENUE, 32ND FL. NEW YORK, NY 10022	$18,952,303	14.1%
	ROBECO-SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C. 909 THIRD AVENUE, 32ND FL. NEW YORK, NY 10022	$40,330,653	30.0%
MS Inst.	Wells Fargo Account B (2) One North Jefferson Avenue St. Louis, Missouri 63103	$3,138,218	14.0%
	Morgan Stanley Account D (3) 522 Fifth Avenue, 13th Floor New York, NY 10036	$1,244,403	5.6%
MSMF	ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C. 909 THIRD AVENUE, 32ND FL. NEW YORK, NY 10022	$101,122,027	81.9%

Fund Name	Name and Address of Account	Unit Amount	Percentage
ROBECO-SAGE MULTI-STRATEGY INSTITUTIONAL FUND, L.L.C. 909 THIRD AVENUE, 32ND FL. NEW YORK, NY 10022	$22,355,670	18.1%

Notes:
(1)  UBS holds an account for the benefit of an investor where the account comprises more than 5% of the Fund.
(2)  Wells Fargo holds an account for the benefit of an investor where the account comprises more than 5% of the Fund.
(3)  Morgan Stanley holds an account for the benefit of an investor where the account comprises more than 5% of the Fund.

STATEMENT OF ADDITIONAL INFORMATION

OF

ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

AND

ROBECO-SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

Dated July 14, 2011

Acquisition of Substantially All of the Assets of:

Robeco-Sage Multi-Strategy TEI Fund, L.L.C.

By and in exchange for Units of

Robeco-Sage Multi-Strategy Fund, L.L.C.

and

Acquisition of Substantially All of the Assets of:

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.

By and in exchange for Interests of

Robeco-Sage Multi-Strategy Master Fund, L.L.C.

(the "Reorganization")

This Statement of Additional Information ("SAI") relates specifically to the proposed acquisition of substantially all of the assets of: (1) Robeco-Sage Multi-Strategy TEI Fund, L.L.C. ("TEI") in exchange for units of limited liability company interests ("Units") of Robeco-Sage Multi-Strategy Fund, L.L.C. ("MS"), and (2) Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. ("TEI MF," and collectively with the TEI Feeder Funds (defined below), the "TEI Funds") in exchange for Units of Robeco-Sage Multi-Strategy Master Fund, L.L.C. ("MSMF," and collectively with MS, the "MS Funds").  Robeco-Sage Triton Fund, L.L.C. ("Triton") and Robeco-Sage Multi-Strategy TEI Institutional, L.L.C. ("TEI Inst.," and collectively with TEI and Triton, the "TEI Feeder Funds") would receive Units of MSMF and become feeder funds into MSMF, in lieu of being feeder funds into TEI MF.  This SAI contains information which may be of interest to members of the TEI Funds, but which generally is not included in the Prospectus/Proxy Statement dated July 14, 2011 (the "Prospectus/Proxy Statement") relating to the Reorganization.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement.  The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the TEI Funds care of Robeco at 909 Third Avenue, 32nd Floor, New York, New York 10022, or by calling, toll-free, (866) 773-7145.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings given to them in the Prospectus/Proxy Statement.

This SAI consists of this Cover Page and the following documents, each of which is incorporated by reference herein.

1.
Prospectus of MS, dated July 19, 2010, as amended on November 2, 2010 and supplemented, as previously filed via EDGAR is incorporated herein by reference to MS's filings under Rule 497 filed November 3, 2010 and May 5, 2011, and accompanied the mailing of the Prospectus/Proxy Statement dated July 14, 2011, relating to the above-referenced transaction.

2.
Prospectus of TEI, dated July 19, 2010, as supplemented, as previously filed via EDGAR is incorporated herein by reference to TEI's filing under Rule 497 filed July 23, 2010 and will be mailed to any member who requests this SAI.

3.
Annual Report of MS for the fiscal year ended March 31, 2011, as previously filed via EDGAR is incorporated herein by reference to MS's Form N-CSR filed June 9, 2011, and accompanied the mailing of the Prospectus/Proxy Statement dated July 14, 2011, relating to the above-referenced transaction.

4.
Annual Report of MSMF for the fiscal year ended March 31, 2011, as previously filed via EDGAR is incorporated herein by reference to MSMF's Form N-CSR filed June 9, 2011, and accompanied the mailing of the Prospectus/Proxy Statement dated July 14, 2011, relating to the above-referenced transaction.

5.
Annual Report of TEI for the fiscal year ended March 31, 2011, as previously filed via EDGAR is incorporated herein by reference to TEI's Form N-CSR filed June 9, 2011 and will be mailed to any member who requests this SAI.

6.
Annual Report of TEI MF for the fiscal year ended March 31, 2011, as previously filed via EDGAR is incorporated herein by reference to TEI MF's Form N-CSR filed June 9, 2011 and will be mailed to any member who requests this SAI.

Exhibit A –Pro-forma Portfolio of Investments

Exhibit B –Pro-forma Statement of Assets and Liabilities

Exhibit C –Pro-forma Statement of Operations

Exhibit D –Pro-forma Notes to Combined Financial Statements

EXHIBIT A

PRO-FORMA
Schedule of Investments
March 31, 2011
(Unaudited)

Pro Forma
Combined Schedule of Investments (unaudited)

	Robeco-Sage Multi-Strategy Master Fund, L.L.C.			Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.			Combined Master Fund
As of March 31, 2011	Cost	Fair Value	%	Cost	Fair Value	%	Cost	Fair Value	%

Convertible Arbitrage:
Linden Investors, LP (1)	$3,900,000	$4,243,421	3.67%	$3,800,000	$4,161,796	3.11%	$7,700,000	$8,405,217	3.37%
Total Convertible Arbitrage	3,900,000	4,243,421	3.67%	3,800,000	4,161,796	3.11%	7,700,000	8,405,217	3.37%

Distressed:
Anchorage Capital Partners LP (2)	1,612,665	2,385,702	2.07%	698,562	987,674	0.74%	2,311,227	3,373,375	1.35%
Blue Line Credit Distressed Fund, LP (1)	1,687,500	1,997,761	1.73%	2,625,000	3,113,240	2.33%	4,312,500	5,111,001	2.05%
Greywolf Capital Partners II LP (2)	19,791	11,095	0.01%	66,602	38,897	0.03%	86,393	49,992	0.02%
Redwood Domestic Fund, LP	44,188	60,289	0.05%	-	-	0.00%	44,181	60,289	0.02%
Redwood Offshore Fund Limited	2,955,812	4,661,173	4.04%	2,660,000	4,944,276	3.70%	6,946,634	9,605,449	3.86%
York Credit Opportunities Fund LP (1)	2,250,000	2,923,906	2.53%	1,500,000	1,972,403	1.48%	3,750,000	4,896,309	1.97%
Total Distressed	8,569,956	12,039,926	10.42%	7,550,163	11,056,490	8.27%	17,450,934	23,096,415	9.27%

Event Driven:
Altima Global Special Situations Fund, Ltd.	1,857,329	2,207,160	1.91%	1,733,627	2,266,685	1.70%	3,869,740	4,473,845	1.80%
BHR Offshore Fund Ltd	2,550,000	3,037,094	2.63%	2,700,000	3,271,890	2.45%	5,447,902	6,308,985	2.53%
Elliott International LTD	3,000,000	4,056,230	3.51%	3,500,000	6,158,999	4.61%	7,452,665	10,215,229	4.10%
Empyrean Capital Overseas Fund, Ltd	3,700,000	3,724,414	3.22%	3,900,000	3,911,178	2.93%	7,600,000	7,635,592	3.07%
Eton Park Fund, L.P. (2)	1,139,347	1,655,151	1.43%	2,355,783	3,291,779	2.46%	3,519,315	4,982,065	2.00%
Fir Tree Value Fund, LP (1)	3,701,296	4,063,759	3.52%	2,992,712	4,041,214	3.02%	6,694,008	8,104,973	3.25%

See the Notes to the Pro Forma Financial Statements.

Luxor Capital Partners Offshore, Ltd	3,700,000	3,792,583	3.28%	4,300,000	4,410,463	3.30%	8,000,000	8,203,046	3.29%
Magnetar Capital Fund, LP (2)	466,539	390,100	0.34%	846,492	800,603	0.60%	1,313,031	1,190,702	0.48%
Montrica Global Opportunities LP (2)	160,327	123,055	0.11%	149,794	124,797	0.09%	310,121	247,852	0.10%
Octavian Global Fund LP (2)	524,238	356,309	0.31%	680,366	491,567	0.37%	1,204,604	847,876	0.34%
Owl Creek II LP (1)	3,500,000	3,733,990	3.23%	3,650,000	4,011,801	3.00%	7,150,000	7,745,791	3.11%
Perry Partners International Inc	-	-	0.00%	176,269	216,507	0.16%	176,269	216,507	0.09%
Silver Point Capital Fund LP	329,965	401,542	0.35%	-	-	0.00%	329,965	401,542	0.16%
Taconic Opportunities Fund, LP	34,187	36,453	0.03%	-	-	0.00%	34,186	36,453	0.01%
York European Opportunities Fund, LP. (1)	2,550,000	2,651,835	2.30%	3,250,000	3,344,075	2.50%	5,800,000	5,995,911	2.41%
Total Event Driven	27,213,228	30,229,675	26.17%	30,235,043	36,341,559	27.20%	58,901,807	66,606,369	26.74%

Fixed Income Relative Value:
Drake Absolute Return Fund, LP (2)	120,541	90,851	0.08%	251,474	193,145	0.14%	372,015	283,996	0.11%
Pelagus Capital Fund Inc.	2,750,000	2,918,337	2.53%	3,050,000	3,245,723	2.43%	5,853,670	6,164,060	2.47%
QFR Victoria Fund, Ltd.	2,600,000	2,527,158	2.19%	2,600,000	2,527,158	1.89%	5,200,000	5,054,315	2.03%
Total Fixed Income Relative Value	5,470,541	5,536,346	4.79%	5,901,474	5,966,025	4.47%	11,425,685	11,502,370	4.62%

Fundamental Market Neutral:
Level Global LP (1)	25,500	25,551	0.02%	34,130	34,721	0.03%	59,630	60,273	0.02%
Total Fundamental Market Neutral	25,500	25,551	0.02%	34,130	34,721	0.03%	59,630	60,273	0.02%

Long/Short Equity:
Artha Emerging Markets Fund LP (1)	3,450,000	3,506,009	3.04%	3,700,000	3,766,772	2.82%	7,150,000	7,272,781	2.92%
Clovis Capital Partners Institutional, LP (1)	4,100,000	4,339,178	3.76%	4,350,000	4,631,332	3.47%	8,450,000	8,970,509	3.60%
Cobalt Partners LP (1)	4,000,000	4,455,927	3.86%	4,300,000	5,234,420	3.92%	8,300,000	9,690,346	3.89%
Criterion Horizons Fund LP (1)	3,356,383	4,417,393	3.82%	4,628,482	4,734,761	3.54%	8,622,235	9,152,154	3.67%
Henderson Asia Pacific ARF Ltd	2,800,000	2,799,054	2.42%	3,070,175	3,065,336	2.29%	5,870,175	5,864,390	2.35%
Highbridge Long/Short Equity Fund, LP (1)	3,850,000	4,105,867	3.55%	4,000,000	4,302,410	3.22%	7,850,000	8,408,277	3.38%
Highline Capital Partners QP, LP (1)	2,177,264	2,516,296	2.18%	2,831,633	3,439,713	2.57%	5,008,898	5,956,009	2.39%
Kylin Fund, LP (1)	3,750,000	4,034,319	3.49%	4,400,000	4,743,958	3.55%	8,150,000	8,778,277	3.52%
Pennant Windward Offshore Fund	3,750,000	4,526,057	3.92%	5,166,547	6,163,493	4.61%	9,365,309	10,689,550	4.29%
PFM Diversified Fund LP (1)	4,027,927	4,687,026	4.06%	4,950,000	5,867,985	4.39%	8,977,927	10,555,011	4.24%
Total Long/Short Equity	35,261,574	39,387,126	34.10%	41,396,837	45,950,179	34.39%	77,744,543	85,337,304	34.26%

See the Notes to the Pro Forma Financial Statements.

Macro:
Brevan Howard Emerging Markets Strategies Fund	2,146,427	2,596,963	2.25%	2,227,961	2,655,631	1.99%	4,911,684	5,252,594	2.11%
Brevan Howard Fund Limited	1,536,424	1,848,560	1.60%	2,850,000	3,299,641	2.47%	4,674,084	5,148,202	2.07%
GLG Emerging Markets Fund	2,800,000	2,814,350	2.44%	2,500,000	2,508,410	1.88%	5,300,000	5,322,760	2.14%
WCG Offshore Fund Ltd	2,950,000	3,012,022	2.61%	3,500,000	3,771,461	2.82%	6,614,462	6,783,483	2.72%
Wexford Spectrum Fund LP (2)	20,935	24,540	0.02%	42,262	58,206	0.04%	63,196	82,746	0.03%
Woodbine Capital Fund, Ltd.	3,450,000	3,567,108	3.09%	3,700,000	3,934,979	2.94%	7,385,167	7,502,087	3.01%
Total Macro	12,903,786	13,863,543	12.00%	14,820,223	16,228,328	12.15%	28,948,593	30,091,871	12.08%
Multi-Strategy Relative Value:
Bennelong Asia Pacific Multi-Strategy Fund, LP (2)	134,135	124,748	0.11%	242,357	227,727	0.17%	376,491	352,475	0.14%
Broad Peak Fund Ltd	1,393,562	1,244,029	1.08%	1,703,363	1,516,088	1.13%	2,933,613	2,760,117	1.11%
Total Multi-Strategy Relative Value	1,527,697	1,368,777	1.19%	1,945,719	1,743,815	1.31%	3,310,104	3,112,592	1.25%

Structured Credit:
Cerberus SPV, LLC	3,087,966	2,640,656	2.29%	3,115,754	2,897,114	2.17%	6,203,720	5,537,771	2.22%
Dune Capital LP	180,443	111,904	0.10%	184,326	78,665	0.06%	364,769	190,569	0.08%
Fortress Value Recovery Fund I Ltd	-	-	0.00%	113,130	38,816	0.03%	113,130	38,816	0.02%
Sorin Offshore Fund, Ltd.	20,204	25,581	0.02%	20,303	25,410	0.02%	40,457	50,991	0.02%
Total Relative Value	3,288,613	2,778,141	2.41%	3,433,513	3,040,005	2.28%	6,722,076	5,818,147	2.34%

Total Portfolio Funds	98,160,894	109,472,506	94.78%	109,117,102	124,522,918	93.19%	212,263,372	234,030,559	93.94%

Cash Equivalent:
SEI Daily Income Trust Treasury Fund, Cl A, 0.01% (3)	1,093,276	1,093,276	0.95%	715,764	715,764	0.54%	1,809,040	1,809,040	0.73%
Total Cash Equivalent	1,093,276	1,093,276	0.95%	715,764	715,764	0.54%	1,809,040	1,809,040	0.73%

Total Investments	$99,254,170	$110,565,782	95.73%	$109,832,866	$125,238,682	93.73%	$214,072,412	$235,839,599	94.67%

(1)
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. is invested in the offshore fund version of the Portfolio Fund.  Upon the Reorganization, it is anticipated that the investment in the offshore fund will be converted into an investment in the corresponding domestic Portfolio Fund.

(2)
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. is invested in the offshore fund version of the Portfolio Fund.  Upon the Reorganization, it is anticipated that Robeco-Sage Multi-Strategy Master Fund, L.L.C. will continue to hold the offshore investment.

(3)	The rate shown is the 7-day effective yield as of March 31, 2011.

See the Notes to the Pro Forma Financial Statements.

EXHIBIT B

Robeco-Sage Multi-Strategy Fund, L.L.C.
PRO-FORMA
Statement of Assets and Liabilities
March 31, 2011
(Unaudited)

Pro Forma
Combined Statement of Assets and Liabilities (unaudited)

	Robeco-Sage Multi-Strategy Fund, L.L.C.	Robeco-Sage Multi-Strategy TEI Fund, L.L.C.	Pro Forma Adjustments		Combined Fund
As of March 31, 2011

Assets
Investments in Master Fund	$101,911,230	$15,355,524	$		$117,266,754
Investment in advance in Master Fund	4,655,000	1,000,000			5,655,000
Receivable from Master Fund	5,500,000	-			5,500,000
Cash and cash equivalents	33,823	601,370			635,193
Due from Adviser	32,200	19,429			51,629
Total assets	112,132,253	16,976,323		-	129,108,576

Liabilities
Redemptions payable	6,377,129	5,107			6,382,236
Capital contributions received in advance	4,508,750	1,587,200			6,095,950
Distributions fees payable	214,647	30,026			244,673
Member servicing fee payable	38,265	5,299			43,564

See the Notes to the Pro Forma Financial Statements.

Professional fees payable	50,663	20,520		71,183
Administration fee payable	4,126	906		5,032
Board of Managers' fees payable	3,000	3,000		6,000
Other accrued expenses	22,922	5,856		28,778
Total liabilities	11,219,502	1,657,914	-	12,877,416

Net assets	100,912,751	15,318,409	-	116,231,160

Members' capital
Net capital	107,661,967	14,784,384		122,446,351
Accumulated net investment loss	(9,291,527)	(161,145)		(9,452,672)
Accumulated net realized gain allocated from Master Fund	(8,166,062)	400,860		(7,765,202)
Net unrealized appreciation/depreciation	10,708,373	294,310		11,002,683
on investments allocated from Master Fund
Total members' capital	$100,912,751	$15,318,409	$-	$116,231,160

Net asset value per unit	$1,077.93	$1,038.79	$-	$1,077.93

See the Notes to the Pro Forma Financial Statements.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
PRO-FORMA
Statement of Assets and Liabilities
March 31, 2011
(Unaudited)

Pro Forma
Combined Statement of Assets and Liabilities (unaudited)

	Robeco-Sage Multi-Strategy Master Fund, L.L.C.	Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	Pro Forma Adjustments (1)	Combined Fund
As of March 31, 2011

Assets
Investments in Portfolio Funds, at fair value	$109,472,506	$124,522,918		$233,995,424
Fund investments made in advance	11,000,000	10,550,000		21,550,000
Receivable from Portfolio Funds	7,208,629	10,227,659		17,436,288
Cash and cash equivalents	1,340,942	715,764	(1,300,000)	756,706
Other Assets	10,982	-		10,982
Total assets	129,033,059	146,016,341	(1,300,000)	273,749,400

Liabilities
Redemptions payable	5,500,000	4,450,000		9,950,000
Capital contributions rec'd in advance	7,610,000	2,000,000		9,610,000
Line of credit payable	-	5,565,000	(1,300,000)	4,265,000
Advisory fee payable	214,296	240,166		454,462
Administration fee payable	10,785	12,304		23,089

See the Notes to the Pro Forma Financial Statements.

Professional fees payable	128,944	94,203		223,147
Tax fee payable	66,957	-		66,957
Board of Managers fees payable	1,500	1,500		3,000
Line of credit fee payable	-	14,625		14,625
Other accrued expenses	-	21,021		21,021
Total liabilities	13,532,482	12,398,819	(1,300,000)	24,631,301

Net assets	115,500,577	133,617,522	-	249,118,099

Members' capital
Net capital	98,115,475	124,000,297		222,115,772
Accumulated net investment loss	(2,361,586)	(2,843,560)		(5,205,146)
Accumulated net realized gain on Portfolio Funds	(2,644,003)	(1,979,390)		(4,623,393)
Net unrealized appreciation/depreciation	22,390,691	14,440,175		36,830,866
on investments in Portfolio Funds
Total members' capital	$115,500,577	$133,617,522	$-	$249,118,099

(1)	Additional cash held at Master Fund would have decreased line of credit borrowing requirement.

See the Notes to the Pro Forma Financial Statements.

EXHIBIT C

PRO-FORMA
Statement of Operations
Year Ended March 31, 2011
(Unaudited)

Pro Forma
Combined Statement of Operations (Unaudited)

	Robeco-Sage Multi-Strategy Fund, L.L.C.	Robeco-Sage Multi-Strategy TEI Fund, L.L.C.	Pro Forma Adjustments (1)	Combined Fund
For the fiscal year ended March 31, 2011

Net investment loss allocated from the Master Funds:
Interest	$683	$51	$-	$734
Expenses	(1,234,571)	(78,697)	198,642	(1,114,626)
Net investment loss allocated from the Master Funds	(1,233,888)	(78,646)	198,642	(1,113,892)

Net Investment loss
Interest	555	-		555
Other income/(loss)	(4,726)	-		(4,726)
Net investment loss	(4,171)	-	-	(4,171)

Fund Expenses:
Distribution fees	763,047	60,896		823,943
Member servicing fees	134,655	10,746		145,401
Offering costs	-	110,236		110,236

See the Notes to the Pro Forma Financial Statements.

Professional fees	101,965	49,993	(49,993)	101,965
Insurance fees	60,252	3,892		64,144
Administration fee	45,501	5,202		50,703
Board of Managers' fees	12,000	12,000		24,000
Custody fees	2,500	2,500		5,000
Other expenses	73,279	8,367		81,646
Total Fund Expenses	1,193,199	263,832	(49,993)	1,407,038
Fund expenses reimbursed	(348,022)	(181,333)	188,717	(340,638)
Total Net Expenses	845,177	82,499	138,724	1,066,400

Net Investment Loss	(2,083,236)	(161,145)	59,918	(2,184,463)

Net realized and unrealized gain (loss)
on investments in Portfolio Funds
Net realized gain (loss) on investments in Portfolio Funds	384,075	400,860		784,935
Net change in unrealized appreciation/	4,918,217	294,310		5,212,527
depreciation on investments in Portfolio Funds

Net realized and unrealized gain
on investments in Portfolio Funds	5,302,292	695,170	-	5,997,462

Net Increase in Members' Capital
Derived from Investment Activities	3,219,056	534,025	59,918	3,812,999

(1)
Adjustments to expenses relate to the realization of economies of scale at both the Fund and the Master Fund, as well as the higher total assets in the Master Fund. Adjustments to the fund expenses reimbursed are due to the lower projected fees at the Fund and Master Fund and to higher overall assets in the Fund.

See the Notes to the Pro Forma Financial Statements.

PRO-FORMA
Statement of Operations
Year Ended March 31, 2011
(Unaudited)

Pro Forma
Combined Statement of Operations (Unaudited)

	Robeco-Sage Multi-Strategy Master Fund, L.L.C.	Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
For the fiscal year ended March 31, 2011			Pro Forma Adjustments (1)	Combined Fund
Investment Income:
Interest	$745	$992	$-	$1,737

Expenses:
Advisory fee	738,229	914,695		1,652,924
Professional fees	310,824	167,662	(167,662)	310,824
Administration fee	107,320	133,008		240,328
Line of credit fee	68,486	77,340		145,826
Tax expense	66,957	-		66,957
Custody fee	9,843	12,196		22,039
Board of Managers' fees	6,000	6,000		12,000
Other expenses	48,468	31,928	(3,000)	77,396
Total expenses	1,356,127	1,342,829	(170,662)	2,528,294

Net Investment Loss	(1,355,382)	(1,341,837)	170,662	(2,526,557)

See the Notes to the Pro Forma Financial Statements.

Net realized and unrealized gain (loss)
on investments in Portfolio Funds
Net realized gain (loss) on investments in Portfolio Funds	477,770	3,247,319		3,725,089
Net change in unrealized appreciation/	5,402,044	3,830,830		9,232,874
depreciation on investments in Portfolio Funds

Net realized and unrealized gain
on investments in Portfolio Funds	5,879,814	7,078,149		12,957,963

Net Increase in Members' Capital
Derived from Investment Activities	4,524,432	5,736,312	170,662	10,431,406
(1)	Adjustments to expenses relate to the realization of economies of scale at Master Fund.

See the Notes to the Pro Forma Financial Statements.

EXHIBIT D

Notes to Pro-forma Financial Statements
(Unaudited)

1.  ORGANIZATION

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. ("TEI MF") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.  TEI MF is a master fund in a master/feeder structure into which its investors, Robeco-Sage Triton Fund, L.L.C. ("Triton"), Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. ("TEI Inst.") and Robeco-Sage Multi-Strategy TEI Fund, L.L.C. ("TEI", together with Triton and TEI Inst., the "TEI Feeder Funds", and collectively with the other TEI Feeder Funds and TEI MF, the "TEI Funds"), invest substantially all of their assets.  TEI MF commenced operations on October 1, 2008.

Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the "MSMF") is a Delaware limited liability company that is registered under 1940 Act as a non-diversified, closed-end, management investment company.  MSMF is a master fund in a master/feeder structure into which its investors, Robeco-Sage Multi-Strategy Fund, L.L.C. ("MS") and Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. ("MS Inst.", together with MS,  the "MS Feeder Funds" and collectively with MS and MSMF, the "MS Funds"), invest substantially all of their assets.  MSMF commenced operations on January 1, 2009.

TEI is a recently formed Delaware limited liability company that is registered under the 1940 Act, as a non-diversified, closed-end, management investment company.  The Fund is similar to a private investment fund in that, through its investment in the TEI MF, its assets are actively managed and units of limited liability company interests ("Units") in the Fund are sold solely to high net worth individuals and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended  (the "1933 Act").  TEI commenced operations on April 1, 2010.

MS is a Delaware limited liability company that is registered under the 1940 Act, as a non-diversified, closed-end, management investment company.  MS is similar to a private investment fund in that, through its investment in MSMF, its assets are actively managed and Units are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the 1933 Act.  MS commenced operations on December 1, 2005.

Each of the MS Funds' and TEI Funds' investment objectives is to achieve long-term capital appreciation while attempting to reduce risk and volatility.  MSMF and TEI MF each accomplish their investment objectives by investing their assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.   The MS Feeders and TEI Feeders accomplish their investment objectives by investing substantially all of their assets in MSMF and TEI MF (together, the "Master Funds"), respectively.

Per approval of their respective Boards of Managers (each a "Board", and collectively, the "Boards"), members of each TEI Fund will vote on a proposal to reorganize TEI MF into a closed-end investment company that, like TEI MF, is advised by Robeco Investment Management, Inc. (the "Adviser"), and members of TEI will also vote on a proposal to reorganize TEI into a closed-end investment company that is also advised by the Adviser (collectively, the "Reorganization").  As a result of the Reorganization:

•	substantially all of the assets and liabilities of TEI would be acquired MS in exchange for Units of MS;
•	substantially all of the assets and liabilities of TEI MF would be acquired by MSMF in exchange for Units of MSMF; and
•	Triton and TEI Inst. would receive Units of MSMF and become feeder funds into MSMF.

For purposed of these Pro Forma Financial Statements, the financial information covers the period from April 1, 2010 to March 31, 2011.

2.  USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Master Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

3.  BASIS OF COMBINATION

The accompanying unaudited Pro Forma Financial Statements Combining Schedules of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of the Master Funds, TEI and MS for the year ended March 31, 2011.  These statements have been derived from the books and records utilized in calculating the monthly net asset values at March 31, 2011.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Master Funds, TEI and MS.  Each of the TEI Funds and MS Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of TEI MF and TEI for Units of MSMF and MS, respectively.  Under generally accepted accounting principles, MSMF and MS will be the surviving entities for accounting purposes.

The Pro Forma Financial Statements have been adjusted to reflect certain operating costs and anticipated expenses of the combined entities which the Adviser believes would have been different during the year-ended March 31, 2011 had the Reorganization already taken place.  Other costs and expenses which  may  change  as  a  result  of  the  Reorganization  are  currently undeterminable.  Identifiable non-recurring expenses incurred by the Master Funds, TEI and MS have not been removed from the Pro Forma Financials.

The costs associated with the Reorganization will be borne by Robeco.

4.  PORTFOLIO VALUATION AND INVESTMENT TRANSACTIONS

The net asset value of the Master Funds is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Boards. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Boards.

Such fair value generally represents the Master Funds' pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund.  The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value.  Accordingly, the estimates may not be indicative of the amounts the Master Funds or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements.  The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Master Funds' valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets.  The Adviser or, in certain cases, the Boards, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund.  Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption.  In accordance with procedures adopted by the Boards, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Funds could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  Any such decision must be made in good faith, and subject to the review and supervision of the Boards.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis.  Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund.  Interest income is recorded on an accrual basis of interest earned on cash balances.

The Master Fund utilizes the authoritative guidance on fair value measurements and disclosure under GAAP fair value measurements, which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements.  The standard established a three-level hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date.

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Funds have the ability to access at the measurement date;

•
Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.  Investments in Portfolio Funds that are redeemable at net asset value without penalties within 90 days of period-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and

•
Level 3 – Significant unobservable prices or inputs (including the Master Funds' own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.  Investments in Portfolio Funds that are not redeemable at net asset value within 90 days of period-end, or are subject to a redemption penalty extending past March 31, 2011, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds.

Transfers between levels are recognized at the end of the reporting period.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following table summarizes the valuation of the MSMF's Pro Forma investments fair value hierarchy levels as of March 31, 2011:

	Level 1	Level 2	Level 3	Total

Investments by investment strategy:
Convertible Arbitrage	$-	$2,101,304	$6,303,912	$8,405,217
Credit	-	-	-	-
Distressed	-	6,505,425	16,590,990	23,096,415
Event Driven	-	23,609,024	42,962,211	66,571,234
Fixed Income Relative Value	-	6,164,060	5,338,311	11,502,370
Fundamental Market Neutral	-	-	60,273	60,273
Long/Short Equity	-	62,356,089	22,981,215	85,337,304
Macro	-	20,670,332	9,421,539	30,091,871
Multi-Strategy Relative Value	-	1,380,059	1,732,534	3,112,592
Structured Credit	-	-	5,818,147	5,818,147
Total investments by investment strategy	-	122,786,291	111,209,133	233,995,424

Cash & Cash Equivalents	2,056,706	-	-	2,056,706
Total	$2,056,706	$122,786,291	$111,209,133	$236,052,130

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments by Investment Strategy
	Balance as of 3/31/10	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in/(out) of Level 3	Balance as of 3/31/11
Convertible Arbitrage	$-	-	528,913	5,775,000	-	6,303,913
Credit	$149,964	17,335	36,822	(204,120)	-	-
Distressed	$21,335,824	1,645,782	1,348,495	(3,426,836)	(4,312,275)	16,590,990
Event Driven	$28,682,524	732,582	2,403,146	17,728,963	(6,585,004)	42,962,211

Fixed Income Relative Value	$256,745	(5,168)	(101,084)	5,187,817	-	5,338,311
Fundamental Market Neutral	$1,555,342	(207,055)	42,567	(1,363,945)	33,364	60,273
Long/Short Equity	$11,079,818	122,015	1,143,855	15,927,985	(5,292,458)	22,981,215
Macro	$7,519,224	3,380	208,474	6,108,092	(4,417,631)	9,421,539
Multi-Strategy Relative Value	$6,388,557	(396,475)	(6,655)	(2,910,920)	(1,341,973)	1,732,534
Structured Credit	$6,540,964	(4,014,240)	4,604,859	(1,313,435)	-	5,818,147
Total investments by investment strategy	$83,508,961	$(2,101,844)	$10,209,394	$41,508,600	$(21,915,978)	$111,209,133

The following table summarizes the valuation of the MSMF's investments fair value hierarchy levels as of March 31, 2011:

	Level 1	Level 2	Level 3	Total

Investments by investment strategy:
Convertible Arbitrage	$-	$1,060,855	$3,182,566	$4,243,421
Credit	-	-	-	-
Distressed	-	4,250,549	7,789,377	12,039,925
Event Driven	-	8,842,996	21,386,679	30,229,675
Fixed Income Relative Value	-	2,918,337	2,618,009	5,536,345
Fundamental Market Neutral	-	-	25,551	25,551
Long/Short Equity	-	28,654,662	10,732,463	39,387,125
Macro	-	8,615,623	5,247,920	13,863,543
Multi-Strategy Relative Value	-	622,015	746,763	1,368,778
Structured Credit	-	-	2,778,142	2,778,142
Total investments by investment strategy	-	54,965,037	54,507,469	109,472,506

Cash & Cash Equivalents	1,340,942	-	-	1,340,942
Total	$1,340,942	$54,965,037	$54,507,469	$110,813,448

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments by Investment Strategy
	Balance as of 3/31/10	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in/(out) of Level 3	Balance as of 3/31/11
Convertible Arbitrage	$-	-	257,566	2,925,000	-	3,182,566
Credit	$85,816	(11,631)	44,044	(118,229)	-	-
Distressed	$7,860,519	103,420	1,278,966	603,871	(2,057,399)	7,789,377
Event Driven	$12,057,675	319,529	1,231,451	10,628,173	(2,850,149)	21,386,679
Fixed Income Relative Value	$82,107	(1,723)	(58,477)	2,596,102	-	2,618,009
Fundamental Market Neutral	$484,795	15,731	15,364	(502,731)	12,392	25,551
Long/Short Equity	$5,387,267	40,089	543,690	7,759,911	(2,998,494)	10,732,463
Macro	$3,965,927	1,645	20,566	3,540,602	(2,280,820)	5,247,920
Multi-Strategy Relative Value	$3,460,494	(349,462)	127,433	(1,907,773)	(583,929)	746,763
Structured Credit	$3,019,362	(1,882,225)	2,144,989	(503,983)	-	2,778,142
Total investments by investment strategy	$36,403,961	$(1,764,627)	$5,605,591	$25,020,942	$(10,758,399)	$54,507,469

The following table summarizes the valuation of the TEI MF's investments fair value hierarchy levels as of March 31, 2011:

	Level 1	Level 2	Level 3	Total

Investments by investment strategy:
Convertible Arbitrage	$-	$1,040,449	$3,121,347	$4,161,796
Credit	-	-	-	-
Distressed	-	2,254,876	8,801,613	11,056,490
Event Driven	-	14,766,027	21,575,532	36,341,559
Fixed Income Relative Value	-	3,245,723	2,720,302	5,966,025
Fundamental Market Neutral	-	-	34,721	34,721
Long/Short Equity	-	33,701,426	12,248,753	45,950,179
Macro	-	12,054,709	4,173,619	16,228,328
Multi-Strategy Relative Value	-	758,044	985,771	1,743,815
Structured Credit	-	-	3,040,005	3,040,005
Total investments by investment strategy	-	67,821,255	56,701,664	124,522,918

Cash & Cash Equivalents	715,764	-	-	715,764
Total	$715,764	$67,821,255	$56,701,664	$125,238,682

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments by Investment Strategy
	Balance as of 3/31/10	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in/(out) of Level 3	Balance as of 3/31/11
Convertible Arbitrage	$-	-	271,347	2,850,000	-	3,121,347
Credit	$64,148	28,966	(7,221)	(85,892)	-	-
Distressed	$13,475,305	1,542,362	69,529	(4,030,707)	(2,254,876)	8,801,613
Event Driven	$16,624,848	413,053	1,171,695	7,100,790	(3,734,855)	21,575,532
Fixed Income Relative Value	$174,638	(3,444)	(42,607)	2,591,716	-	2,720,302
Fundamental Market Neutral	$1,070,547	(222,786)	27,203	(861,214)	20,972	34,721
Long/Short Equity	$5,692,551	81,926	600,166	8,168,074	(2,293,964)	12,248,753
Macro	$3,553,297	1,735	187,908	2,567,490	(2,136,812)	4,173,619
Multi-Strategy Relative Value	$2,928,063	(47,013)	(134,088)	(1,003,148)	(758,044)	985,771
Structured Credit	$3,521,603	(2,132,015)	2,459,870	(809,452)	-	3,040,005
Total investments by investment strategy	$47,105,000	$(337,217)	$4,603,802	$16,487,658	$(11,157,579)	$56,701,664

The Master Funds recognize transfers into and out of the levels indicated above at the end of the reporting period. The net Level 3 transfers in/(out) noted above are due to a change in liquidity of the underlying Portfolio Funds between the measurement dates. The Master Funds did not have any transfers between Level 1 and Level 2 during the period ended March 31, 2011.

In accordance with a 2009 amendment to the Topic 820 of the Financial Accounting Standards Board codification, if a reporting entity has the ability to redeem its investment in a Fund at the measurement date or within the near-term then the investment is deemed to be a Level 2 investment.

5. CAPITALIZATION

The following table sets forth, as of March 31, 2011, the separate capitalizations of TEI, MS, and the Master Funds, and the estimated capitalizations of MS and MSMF as adjusted to give effect to the Reorganization.  The capitalizations of MS and MSMF are likely to be different when the Reorganization is actually consummated.

(unaudited)	TEI	MS	Pro-forma Adjustments to Capitalization(1)	MS after Reorganization (pro forma)
Net assets	$15,318,409	$100,912,751	$0	$116,231,160
Units outstanding	14,746.45	93,617.26	0	107,828.21
Net asset value per unit	$1,038.79	$1,077.93	$0	$1,077.93

(unaudited)	TEI MF	MSMF	Pro-forma Adjustments to Capitalization(1)	MSMF after Reorganization (pro forma)
Net assets	$133,617,522	$115,500,576	$0	$249,118,098

(1)  The adjustments do not reflect the estimated costs of the Reorganization incurred by each Fund.  Each of the TEI Funds will bear its own expenses relating to the Reorganization.  However, the Adviser has agreed to subject these expenses to each TEI Feeder Fund's expense limitation.  Therefore, because the TEI Feeder Funds are currently operating with expense ratios that exceed the expense limitation, the Adviser, as a practical matter, will be bearing all of the costs of the Reorganization.  These costs, however, may be recaptured by the Adviser from each TEI Feeder Fund pursuant to the Expense Limitation Agreement's recapture provisions (described earlier).  However, if the Reorganization is approved and implemented, any amounts that would be reimbursable to the Adviser under the recapture provisions of the Expense Limitation Agreements of the TEI Feeder Funds would be eliminated upon the Reorganization.

PROXY CARD FOR ROBECO-SAGE TRITON FUND, L.L.C. Proxy for A Special Meeting of Members – September 9, 2011

The undersigned member of the above named Fund hereby appoints Timothy J. Stewart and William R. Stout jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all Units of the Fund, as applicable, held of record by the undersigned on July 11, 2011 at the Joint Special Meeting of members of the Fund to be held on September 9, 2011 at the offices of Robeco Investment Management, Inc., at 909 Third Avenue, 32nd Floor, New York, New York 10022 4:00 p.m. Eastern Daylight Time and at all adjournments thereof, and to vote the Units held in the name of the undersigned on the record for such meeting on the matters listed below.  To be counted, proxies must be received prior to the September 9, 2011 Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-622-1291. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Members to Be Held on September 9, 2011

The proxy statement for this meeting is available at: www.proxyonline.com/docs/robecofunds.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative), by MAIL, via the INTERNET or by E-MAIL.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet, by phone or by e-mail, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-800-622-1291 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

E-MAIL:	To vote via e-mail, please send the control number found on the reverse side of this proxy card to sspence@altmangroup.com along with your voting instructions (for, against or abstain).

NOTE: This proxy must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.  Joint owners must each sign.  By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

Member sign here	Date

Joint member sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY MEMBER’S VOTE IS IMPORTANT.

ROBECO-SAGE TRITON FUND, L.L.C.

CONTROL NUMBER
123456789123

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.  To be counted, proxies must be received prior to the September 9, 2011 Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposals.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting (even if held on a different date due to adjournment), including on whether to adjourn the meeting.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

FOR	AGAINST	ABSTAIN
1. To approve a new Investment Advisory Agreement between the Fund and Arden Asset Management LLC ("Arden"). Such approval also constitutes a separate approval of a new Investment Advisory Agreement between Arden and Robeco-Sage Multi-Strategy TEI  Master Fund, L.L.C. (“TEI MF”) into which the Fund is a feeder.
□	□	□

2. To approve an Agreement and Plan of Reorganization to consolidate certain Robeco-Sage funds such that substantially all of the assets and liabilities of: (a) Robeco-Sage Multi-Strategy TEI Fund, L.L.C. would be acquired by Robeco-Sage Multi-Strategy Fund, L.L.C. (“MS”) in exchange for units of limited liability company interests ("Units") of MS; and (b) TEI MF would be acquired by Robeco-Sage Multi-Strategy Master Fund, L.L.C. (“MSMF”), in exchange for Units of MSMF. (As a result of the Reorganization, the Fund and Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C., though not merging, would receive Units of MSMF and become feeder funds into MSMF, in lieu of being feeder funds into TEI MF).
□	□	□

THANK YOU FOR VOTING

PROXY CARD FOR ROBECO-SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C. Proxy for A Special Meeting of Members – September 9, 2011

The undersigned member of the above named Fund hereby appoints Timothy J. Stewart and William R. Stout jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all Units of the Fund, as applicable, held of record by the undersigned on July 11, 2011 at the Joint Special Meeting of members of the Fund to be held on September 9, 2011 at the offices of Robeco Investment Management, Inc., at 909 Third Avenue, 32nd Floor, New York, New York 10022 4:00 p.m. Eastern Daylight Time and at all adjournments thereof, and to vote the Units held in the name of the undersigned on the record for such meeting on the matters listed below.  To be counted, proxies must be received prior to the September 9, 2011 Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-622-1291. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Members to Be Held on September 9, 2011

The proxy statement for this meeting is available at: www.proxyonline.com/docs/robecofunds.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative), by MAIL, via the INTERNET or by E-MAIL.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet, by phone or by e-mail, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-800-622-1291 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

E-MAIL:	To vote via e-mail, please send the control number found on the reverse side of this proxy card to sspence@altmangroup.com along with your voting instructions (for, against or abstain).

NOTE: This proxy must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.  Joint owners must each sign.  By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

Member sign here	Date

Joint member sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY MEMBER’S VOTE IS IMPORTANT.

ROBECO-SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.

CONTROL NUMBER
123456789123

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.  To be counted, proxies must be received prior to the September 9, 2011 Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposals.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting (even if held on a different date due to adjournment), including on whether to adjourn the meeting.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

FOR	AGAINST	ABSTAIN
1. To approve a new Investment Advisory Agreement between the Fund and Arden Asset Management LLC ("Arden"). Such approval also constitutes a separate approval of a new Investment Advisory Agreement between Arden and Robeco-Sage Multi-Strategy TEI  Master Fund, L.L.C. (“TEI MF”) into which the Fund is a feeder.
□	□	□

2. To approve an Agreement and Plan of Reorganization to consolidate certain Robeco-Sage funds such that substantially all of the assets and liabilities of: (a) Robeco-Sage Multi-Strategy TEI Fund, L.L.C. would be acquired by Robeco-Sage Multi-Strategy Fund, L.L.C. (“MS”) in exchange for units of limited liability company interests ("Units") of MS; and (b) TEI MF would be acquired by Robeco-Sage Multi-Strategy Master Fund, L.L.C. (“MSMF”), in exchange for Units of MSMF. (As a result of the Reorganization, the Fund and Robeco-Sage Triton Fund, L.L.C., though not merging, would receive Units of MSMF and become feeder funds into MSMF, in lieu of being feeder funds into TEI MF).
□	□	□

THANK YOU FOR VOTING

PROXY CARD FOR ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C. Proxy for A Special Meeting of Members – September 9, 2011

The undersigned member of the above named Fund hereby appoints Timothy J. Stewart and William R. Stout jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all Units of the Fund, as applicable, held of record by the undersigned on July 11, 2011 at the Joint Special Meeting of members of the Fund to be held on September 9, 2011 at the offices of Robeco Investment Management, Inc., at 909 Third Avenue, 32nd Floor, New York, New York 10022 4:00 p.m. Eastern Daylight Time and at all adjournments thereof, and to vote the Units held in the name of the undersigned on the record for such meeting on the matters listed below.  To be counted, proxies must be received prior to the September 9, 2011 Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-622-1291. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Members to Be Held on September 9, 2011

The proxy statement for this meeting is available at: www.proxyonline.com/docs/robecofunds.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative), by MAIL, via the INTERNET or by E-MAIL.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet, by phone or by e-mail, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-800-622-1291 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

E-MAIL:	To vote via e-mail, please send the control number found on the reverse side of this proxy card to sspence@altmangroup.com along with your voting instructions (for, against or abstain).

NOTE: This proxy must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.  Joint owners must each sign.  By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

Member sign here	Date

Joint member sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY MEMBER’S VOTE IS IMPORTANT.

ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C.

CONTROL NUMBER
123456789123

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.  To be counted, proxies must be received prior to the September 9, 2011 Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposals.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting (even if held on a different date due to adjournment), including on whether to adjourn the meeting.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

FOR	AGAINST	ABSTAIN
1. To approve a new Investment Advisory Agreement between the Fund and Arden Asset Management LLC ("Arden"). Such approval also constitutes a separate approval of a new Investment Advisory Agreement between Arden and Robeco-Sage Multi-Strategy TEI  Master Fund, L.L.C. (“TEI MF”) into which the Fund is a feeder.
□	□	□

2. To approve an Agreement and Plan of Reorganization to consolidate certain Robeco-Sage funds such that substantially all of the assets and liabilities of: (a) the Fund would be acquired by Robeco-Sage Multi-Strategy Fund, L.L.C. (“MS”) in exchange for units of limited liability company interests ("Units") of MS; and (b) TEI MF would be acquired by Robeco-Sage Multi-Strategy Master Fund, L.L.C. (“MSMF”), in exchange for Units of MSMF. (As a result of the Reorganization, Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C., though not merging, would receive Units of MSMF and become feeder funds into MSMF, in lieu of being feeder funds into TEI MF).
□	□	□

THANK YOU FOR VOTING

PROXY CARD FOR ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C. Proxy for A Special Meeting of Members – September 9, 2011

The undersigned member of the above named Fund hereby appoints Timothy J. Stewart and William R. Stout jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all Units of the Fund, as applicable, held of record by the undersigned on July 11, 2011 at the Joint Special Meeting of members of the Fund to be held on September 9, 2011 at the offices of Robeco Investment Management, Inc., at 909 Third Avenue, 32nd Floor, New York, New York 10022 4:00 p.m. Eastern Daylight Time and at all adjournments thereof, and to vote the Units held in the name of the undersigned on the record for such meeting on the matters listed below.  To be counted, proxies must be received prior to the September 9, 2011 Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-622-1291. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Members to Be Held on September 9, 2011

The proxy statement for this meeting is available at: www.proxyonline.com/docs/robecofunds.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative), by MAIL, via the INTERNET or by E-MAIL.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet, by phone or by e-mail, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-800-622-1291 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

E-MAIL:	To vote via e-mail, please send the control number found on the reverse side of this proxy card to sspence@altmangroup.com along with your voting instructions (for, against or abstain).

NOTE: This proxy must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.  Joint owners must each sign.  By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

Member sign here	Date

Joint member sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY MEMBER’S VOTE IS IMPORTANT.

ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C.

CONTROL NUMBER
123456789123

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.  To be counted, proxies must be received prior to the September 9, 2011 Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposals.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting (even if held on a different date due to adjournment), including on whether to adjourn the meeting.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment Advisory Agreement between the Fund and Arden Asset Management LLC.	□	□	□

2. To approve an Agreement and Plan of Reorganization to consolidate certain Robeco-Sage funds such that substantially all of the assets and liabilities of: (a) Robeco-Sage Multi-Strategy TEI Fund, L.L.C. would be acquired by Robeco-Sage Multi-Strategy Fund, L.L.C. (“MS”) in exchange for units of limited liability company interests ("Units") of MS; and (b) the Fund would be acquired by Robeco-Sage Multi-Strategy Master Fund, L.L.C. ("MSMF"), in exchange for Units of MSMF.  (As a result of the Reorganization, Robeco-Sage Triton Fund, L.L.C. and the Robeco-Sage Multi-Strategy Institutional TEI Fund, L.L.C., though not merging, would receive Units of MSMF and become feeder funds into MSMF, in lieu of being feeder funds into the Fund).
	□	□	□

THANK YOU FOR VOTING

SUPPLEMENT DATED JUNE 23, 2011 TO THE PROSPECTUS
DATED JULY 19, 2010, AS AMENDED ON NOVEMBER 2, 2010

Robeco-Sage Multi-Strategy Fund, L.L.C.
(the "Fund")

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

On June 2, 2011, Robeco Groep, N.V. ("Robeco Groep") and Arden Asset Management LLC ("Arden") announced an agreement under which Robeco Groep will transfer to Arden management of Robeco Investment Management, Inc.'s (the "Adviser") fund of hedge funds division, Robeco-Sage (the “Transaction”).  The Transaction is expected to close effective October 1, 2011 (the “Closing”), subject to meeting certain conditions to closing.  Each Fund's currently effective investment advisory agreement with the Adviser will terminate in connection with the Transaction, effective upon the Closing.

In connection with the Transaction, at an in-person meeting held on June 6, 2011, the Board of Managers ("Board") of the Fund approved a new investment advisory agreement (the "New Advisory Agreement") between the Fund and Arden, to be effective upon the Closing.  The New Advisory Agreement is subject to the approval of Members.

Also at the June 6 meeting, the board of managers of each of the Fund and Robeco-Sage Multi-Strategy TEI Fund, L.L.C. (the "TEI Fund") approved the reorganization of the TEI Fund with and into the Fund, whereby the TEI Fund would transfer all of its assets and liabilities to the Fund and, in return, the Fund would issue Units to members of the TEI Fund in an amount equal to the value of their units in the TEI Fund.  Additionally, in connection with this reorganization, the board of managers of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (the "TEI Master Fund") approved the reorganization of the TEI Master Fund with and into Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the "Multi-Strategy Master Fund"), in which the Fund invests substantially all of its assets, whereby the TEI Master Fund would transfer all of its assets and liabilities to the Multi-Strategy Master Fund and in return, the Multi-Strategy Master Fund would issue its units to members of the TEI Master Fund in an amount equal to the value of their units in the TEI Master Fund (both reorganizations are referred to as the "Reorganization").  The Reorganization is subject to certain conditions, including approval by members of the TEI Fund, and is expected to close on or about October 1, 2011.

It is currently anticipated that proxy materials regarding the New Advisory Agreement will be distributed to Members in the beginning of the third quarter of 2011 and that a meeting of Members to consider the New Advisory Agreement will be held on September 9, 2011.

Additionally, at the June 6 meeting, the Board approved the elimination of the 2% repurchase fee (which had been applicable to repurchases made within one year of investment) chargeable to Members whose Interests are repurchased effective on or after June 30, 2011.

Please retain this Supplement for future reference.

SUPPLEMENT DATED MAY 5, 2011 TO THE PROSPECTUS
DATED JULY 19, 2010, AS AMENDED ON NOVEMBER 2, 2010

Robeco-Sage Multi-Strategy Fund, L.L.C.
(the "Fund")

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

Units in the Fund may now be purchased by non-U.S. investors, including by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the U.S. Internal Revenue Code of 1986, as amended (the "Code").

The section entitled "TAX ASPECTS" beginning on page 58 is supplemented with the following:

Foreign Members

U.S. federal income taxation of a Member who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "Foreign Member") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Member.

Except as provided below, if the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the Foreign Member, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

For taxable years beginning before January 1, 2012, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year).  In order to qualify for this exemption from withholding, a Foreign Member will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8).  There can be no assurance as to what portion of the Fund's distributions will qualify for  favorable treatment as qualified net interest income or qualified short-term capital gains.

If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a Foreign Member, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations.  A corporate Foreign Member may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Member, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Member certifies his foreign status under penalties of perjury or otherwise establishes an exemption.  See "Backup Withholding" in the Prospectus.

Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Members should consult their tax advisors regarding the possible implications of this legislation on their investment in the Fund.

The tax consequences to a Foreign Member entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Foreign Members are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

U.S. Investors
PROSPECTUS
Dated July 19, 2010, as amended on November 2, 2010
Robeco-Sage Multi-Strategy Fund, L.L.C.
_______________

Units of Limited Liability Company Interests
_______________

Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund's investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility.  In pursuing its investment objective, the Fund invests substantially all of its assets in Robeco-Sage Multi-Strategy Master Fund, L.L.C., which, in turn, invests its assets primarily in hedge funds, joint ventures, investment companies and other similar investment vehicles that are managed by a select group of portfolio managers that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

The units of limited liability company interests in the Fund ("Units") are not deposits in, obligations of, or guaranteed by Robeco Investment Management, Inc. or Robeco Groep, N.V. or any of their affiliates or by any bank and are not government guaranteed or insured.  The investment program of the Fund is speculative and involves substantial risks, including the possible loss of the principal amount invested.  See "Investment Practices and Related Risk Factors."

TOTAL OFFERING

Amount(1)	$200,000,000
Sales Load(2)	$5,000,000
Proceeds to the Fund(3)	$200,000,000
_______________

1	Generally, the minimum initial investment in Units by an investor is $50,000 and subsequent investments must be at least $25,000. These minimums may be reduced for certain investors.
2
Assumes a maximum sales load of 2.5%.  The specific amount of the sales load paid with respect to an investor is generally dependent on the size of the investment in the Fund, but will not exceed 2.5% of an investor's investment amount.  Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.  See "Purchases of Units—Distribution and Member Services" for a further discussion of the sales load, as well as a discussion of compensation that may be received by Robeco Securities and Selling Agents in connection with this offering.

3	These estimated proceeds assume the sale of all Units registered under this offering.

Robeco Securities, L.L.C. ("Robeco Securities"), a subsidiary of Robeco Investment Management, Inc., the Fund's investment adviser, serves as the distributor of the Units and serves in that capacity on a reasonable best efforts basis, subject to various conditions.  There is no termination date for the offering of Units, as the Fund expects to conduct a continuous offering.  Monies received from prospective investors in advance of dates when Units may be purchased are held in a non-interest bearing escrow account pending the deposit of such monies with the Fund.  (See "Purchases of Units—Purchase Terms" and "Custodian and Escrow Agent.")  The principal business address of Robeco Securities is 909 Third Avenue, New York, New York 10022.  Robeco Securities may retain broker-dealers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units.  The sales load payable to a Selling Agent is charged as a percentage of an investor's investment amount.  The sales load will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund.  The Fund pays Robeco Securities an ongoing quarterly distribution fee (the "Distribution Fee") at an annualized rate of 0.85% of the average net assets of the Fund during the calendar quarter, as compensation for the sale and marketing of Units.  Robeco Securities also provides or arranges for the provision of certain investor and account maintenance services pursuant to a Member Services Agreement with the Fund for which the Fund pays a quarterly fee at an annualized rate of 0.15% of the average net assets of the Fund during the calendar quarter.  (See "Purchases of Units—Distribution and Member Services.") Units will be sold only to investors qualifying as "Eligible Investors," as described in this Prospectus.

Neither the Securities and Exchange Commission (the "SEC") nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing.  It includes information required to be included in a prospectus and statement of additional information.  Please read it before you invest and keep it for future reference.  A statement of additional information, dated July 19, 2010 (the "SAI"), containing additional information about the Fund, has been filed with the SEC.  The table of contents of the SAI is on page 68 of this Prospectus.  While the Fund does not maintain a website, you may request a free copy of this Prospectus, the SAI, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make inquiries by calling (866) 773-7145 or by writing to the Fund.  Additional information about the Fund has been filed with the SEC and is available on the SEC's website at www.sec.gov.

Robeco Investment Management, Inc.

909 Third Avenue
32nd Floor
New York, New York 10022
(212) 908-9660
Robeco Securities, L.L.C.

TO ALL INVESTORS

This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale.  No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus.  Prospective investors should not rely on any information not contained in this Prospectus.  Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice.  Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor.  This Prospectus is qualified in its entirety by reference to the Fourth Amended and Restated Limited Liability Company Agreement of the Fund, dated August 25, 2010 (the "Company Agreement"), which appears in Appendix A of this Prospectus.  Prospective investors should read this Prospectus and the Company Agreement carefully before investing and retain them for future reference.  Units are subject to restrictions on transferability and resale.

PRIVACY NOTICE

Your privacy is very important to us.  This Privacy Notice sets forth our policies with respect to nonpublic personal information of investors, prospective investors and former investors in the Fund and may be changed at any time, provided that a notice of such change is given to you.

You provide us with personal information, such as your address, social security number, assets and/or income information: (i) in investor certifications and related documents; (ii) in correspondence and conversations with the Fund's representatives; and (iii) through transactions in the Fund.

We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, and, except as permitted by law, such as to our attorneys, auditors, brokers and regulators and, in such case, only as necessary to facilitate the acceptance and management of your investment.  Thus, it may be necessary, under anti-money laundering and similar laws, to disclose information about investors in order to accept investor certifications and payments for Units.  We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We seek to carefully safeguard your private information and, to that end, restrict access to nonpublic personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you.  We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

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Offering Summary	1
Summary of Fund Expenses	15
Financial Highlights	16
The Fund	17
Use of Proceeds; Cash Equivalents	18
Structure	18
Investment Program	18
Investment Practices and Related Risk Factors	23
Additional Risk Factors	31
Performance History	36
Investment Policies and Restrictions	36
Management of the Fund	37
The Adviser	40
The Advisory Agreements	44
Voting	45
Proxy Voting	45
Brokerage	45
Administrator	46
Custodian and Escrow Agent	46
Fees and Expenses	46
Net Asset Valuation	47
Conflicts of Interest	49
Code of Ethics	52
Purchases of Units	52
Redemptions, Repurchases of Units and Transfers	54
Dividends and Capital Gains	57
Tax Aspects	58
ERISA Considerations	63
Additional Information and Summary of Limited Liability Company Agreement	65
Reports to Members	66
Term, Dissolution and Liquidation	66
Fiscal Year	66
Independent Registered Public Accounting Firm	67
Legal Counsel	67
Inquiries	67
Table of Contents of SAI	68
Appendix A – Company Agreement	A-i
Appendix B – Form of Investor Certification	B-i
Appendix C – Adviser Performance Information	C-i

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OFFERING SUMMARY

In making an investment decision, an investor must rely upon his, her or its own examination of Robeco-Sage Multi-Strategy Fund, L.L.C. (f/k/a Sage Multi-Strategy Fund, L.L.C.) and the terms of the offering, including the merits and risks involved in acquiring units of limited liability company interests in Robeco-Sage Multi-Strategy Fund, L.L.C.  This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this Prospectus.  An investor should review the entire Prospectus and the Statement of Additional Information, available upon request, before making a decision to purchase units of limited liability company interests in Robeco-Sage Multi-Strategy Fund, L.L.C.

The Fund
Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.

Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering, and other persons who acquire Units and are admitted to the Fund by its board of managers (the "Board of Managers" and each member of the Board of Managers, a "Manager"), or its delegatee, will become members of the Fund ("Members").

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose.  The Fund provides the benefits of professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.  The Fund is similar to a hedge fund in that, through its investment in Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the "Master Fund"), its assets are actively managed and the Units are sold solely to high net worth individuals and institutional investors, but differs from a typical hedge fund in that it permits investments in relatively modest minimum denominations and it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended (the "1933 Act").

Investment Objective and Investment Program
The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility.  In pursuing its investment objective, the Fund invests substantially all of its assets in the Master Fund, a recently formed Delaware limited liability company, which, like the Fund, is registered under the 1940 Act.  The Master Fund, in turn, invests its assets primarily in hedge funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.  Prior to January 1, 2009, the Fund operated as a stand-alone fund, investing directly in Portfolio Funds.  The Fund now operates through a "master/feeder" structure where investments in Portfolio Funds are made through the Master Fund.  The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund.

The Adviser (as defined below) is responsible for selecting Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager.  Portfolio Managers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program. Portfolio Managers are generally compensated on terms which will usually include asset-based and performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund. (See "Fees and Expenses.")

Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants.  The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales.  In addition, Portfolio Managers are permitted to utilize leverage, without limit.

The Master Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities.  The Master Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment.  In fact, subject to certain limitations described herein, the Master Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation.  The Adviser seeks to monitor each Portfolio Manager on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics.  The identity and number of Portfolio Managers is likely to change over time.  The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds.  Portfolio Funds in which the Master Fund invests are not expected to be registered under the 1940 Act.

Portfolio Funds and Portfolio Accounts.  The Master Fund invests its assets primarily in Portfolio Funds.  The Master Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Master Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Master Fund will be the sole limited partner).  Any arrangement in which the Master Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account."  Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Sub-Managers."

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions.  The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions.  However, to facilitate investments in Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, Portfolio Funds.  This determination is generally made by the Adviser, in consultation with counsel to the Master Fund.  In this regard, the board of managers of the Master Fund (the "Master Fund Board") has adopted procedures relating to the Master Fund's waiver of voting rights, for purposes of assuring adherence to the foregoing limitations.  Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel.  These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Fund Investment Practices.  Portfolio Funds are not expected to be registered under the 1940 Act.  Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and, in some cases, the amount of leverage that may be used.  Portfolio Managers utilized by the Master Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies.  These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities.  The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures.  These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks.  Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Account that the Master Fund may establish.  However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

Temporary Investments.  During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash.  The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.  (See "Investment Practices and Related Risk Factors—Money Market Instruments.")

An investment in the Fund involves substantial risks and no assurance can be given that the Fund will achieve its investment objective.
Potential Benefits of Investing in the Fund
By investing in the Fund, investors gain access to a group of Portfolio Managers whose services typically are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.  The Fund provides investors the opportunity to participate in the investment programs of a professionally selected cross-section of Portfolio Managers, without being subject to the high minimum investment requirements that Portfolio Managers typically would impose on investors.

Allocation of assets among Portfolio Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single Portfolio Manager.

Borrowings
The Fund and the Master Fund generally do not expect to engage in borrowings other than on a short-term or temporary basis.  Borrowings by the Fund or the Master Fund, including any borrowings by the Fund or the Master Fund on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act.  Portfolio Funds that are not registered investment companies are not subject to this requirement.  Borrowings for investment purposes (a practice known as "leverage") involve certain risks.  Any borrowings for investment purposes (other than on a short-term or temporary basis) by the Fund or the Master Fund would be made solely for Portfolio Accounts and are not a principal investment strategy of the Fund or the Master Fund.  (See "Investment Program—Borrowing; Use of Leverage.")

Risk Factors
The investment program of the Fund is speculative and involves substantial risks.  There can be no assurance that the investment objective of the Fund will be achieved.  The investment performance of the Fund will depend on the performance of the Master Fund, which in turn will depend on the performance of the Portfolio Managers with which the Master Fund invests, and the Adviser's ability to select Portfolio Managers and to allocate and reallocate effectively the Master Fund's assets among Portfolio Managers.  The value of an investment in the Fund will fluctuate with changes in the values of the Master Fund's investments.

An investment in the Fund involves the following general risks:

•    Investing in the Fund can result in a loss of capital invested.  Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Master Fund and, therefore, the Fund.

• The Master Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk.

•    Effective as of December 1, 2010, the Fund intends to elect to be classified as an association taxable as a corporation and to seek to qualify as a "regulated investment company" ("RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code").  There would be certain tax risks and additional costs associated with the Fund's taxation as a RIC.  With respect to risks, the Fund would need to satisfy various asset diversification and source-of-income tests.  This will require support from Portfolio Funds.  The Fund would also be required each December to make certain "excise tax" calculations on certain undistributed income of the Fund based on income and gain information that must be obtained by the Fund from Portfolio Funds.  If the Fund does not receive accurate information from Portfolio Funds or does not satisfy the applicable tests for RIC qualification, the Fund could be subject to the excise tax on undistributed income or subject to tax on its income. (See "Tax Aspects.")  With respect to costs, the Fund would incur certain costs relating to tax compliance and reinvestment of dividends and other distributions.  In addition, to facilitate investments that the Adviser believes to be attractive in a manner consistent with RIC qualification requirements, the Fund might, in certain situations, invest in "passive foreign investment companies" or "PFICs" (which are offshore investment funds that are treated as corporations for U.S. federal tax purposes).  For similar reasons, the Master Fund also may make investments through subsidiaries, including through U.S. corporate subsidiaries. The net income of a U.S. corporate entity will generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income taxes.  These investments may involve costs or other inefficiencies to the Fund, including, with respect to PFICs, U.S. withholding taxes, that the Master Fund does not incur when it invests in U.S. domestic investment funds.  The Master Fund also intends to elect to be classified as an association taxable as a corporation and to seek to qualify as a RIC under Subchapter M of the Code and therefore is also subject to the foregoing risks.  (See "Tax Aspects.")

•    The Master Fund is a recently formed entity and has a limited operating history.  However, the Fund commenced operations on December 1, 2005 and, as of January 1, 2009, transferred all of its investments to the Master Fund.  Further, the Master Fund has the same investment objective and substantially the same investment policies as those of the Fund.

•    Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer.  (See "Investment Practices and Related Risk Factors," "Tax Aspects" and "Redemptions, Repurchases of Units and Transfers.")  Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund.  There is no assurance that an investor tendering Units for repurchase in connection with a repurchase offer made by the Fund will have those Units repurchased in that repurchase offer.

•    An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $50,000, could invest directly in Portfolio Funds or with Portfolio Managers.  By investing in Portfolio Funds indirectly through the Fund and the Master Fund, an investor bears a pro rata portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

•    The fees and other expenses borne directly and indirectly by the Fund, including those of the Master Fund, which include fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

Investing in Portfolio Funds involves special risks, including the following:

•    Portfolio Funds generally will not be registered as investment companies under the 1940 Act.  Therefore, the Master Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

•    Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries.  This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

•    The Adviser may have little or no means of independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies.  A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

•    The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds.  There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and the amounts Members receive upon the repurchase of Units.  Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts).

•    Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations.  The Master Fund, as an investor in Portfolio Funds (or by retaining a Portfolio Manager to manage a Portfolio Account), will be subject to these fees and allocations, which will reduce the investment returns of the Fund.  These fees and allocations are in addition to the investment management fee the Fund pays to the Adviser.

•    The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based fees or allocations.  In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

•    Each Portfolio Manager will receive any performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally.  Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Master Fund, which will be borne indirectly by Members, even if the Master Fund's overall returns are negative.

•    Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other.  As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund.  Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

•    To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

•    The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times.  The Master Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment returns.

•    Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital.  Upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value, and which may cause the Fund to incur certain expenses.  In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of the Units of Members.

Investing in a master/feeder arrangement involves certain additional risks, including the following:

•    The Fund pursues its investment objective by investing in the Master Fund.  The Fund does not have the right to withdraw its investment in the Master Fund.  Instead, it may only do so through periodic repurchases by the Master Fund of the Fund's units in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units.  In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund.  The Fund would incur expenses in liquidating investments received in connection with any in-kind distributions.

•     A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to withdraw its investment in the Master Fund.  Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund.  Certain investment policies and restrictions of the Master Fund may be changed without the approval of investors in the Master Fund.  However, the Master Fund will notify the Fund at least 30 days before any material changes are implemented.

•    Units in the Master Fund are held by investors other than the Fund.  These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles.  When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors.  The Fund also may be adversely affected, in other respects, by other investors in the Master Fund.

•    Other investors in the Master Fund may offer units of limited liability company interests to their respective investors that have costs and expenses that differ from those of the Fund.  Thus the investment returns for investors in other funds that invest in the Master Fund may differ from the investment returns of investors in the Fund.

Management
The Board of Managers of the Fund has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations.  Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members.  A majority of the Managers are "Independent Managers" who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser. (See "Management of the Fund" and "Voting.")

The Master Fund Board currently is comprised of the same individuals who comprise the Board of Managers of the Fund.  The Master Fund Board has overall responsibility for the management and supervision of the operations of the Master Fund.

The Adviser
Robeco Investment Management, Inc. (the "Adviser") serves as the investment adviser of the Fund.  Prior to January 1, 2007, Robeco-Sage Capital Management, L.L.C., a wholly-owned subsidiary of Robeco USA, Inc., served as the investment adviser of the Fund.  Effective January 1, 2007, Robeco-Sage Capital Management, L.L.C. was merged into its parent, Robeco USA, Inc. (which changed its name to Robeco Investment Management, Inc. after the merger).  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser is a Delaware corporation and an indirect subsidiary of Robeco Groep, N.V. ("Robeco").  Robeco, headquartered in Rotterdam, the Netherlands, is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles.

Robeco has offices in France, Belgium, Luxembourg, Switzerland, Germany, Spain, the UK, New York, New York (Robeco Investment Management, Inc.), Boston, Massachusetts and Toledo, Ohio (Harbor Capital Advisors).  Robeco is part of Cooperatieve Centrale Raiffeissen–Boerenleen Bank B.A. ("Rabobank").  As of March 31, 2010, Robeco's total assets under management were approximately $197 billion.

Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.  The agreement authorizes the Adviser to implement the Fund's investment program through investing in the Master Fund.  The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services.  To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser.  Under the Advisory Agreement, a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) is payable by the Fund to the Adviser (the "Advisory Fee").  However, under the agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund's assets remain invested in the Master Fund.  The Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement.

The Master Fund has entered into an investment advisory agreement with the Adviser (the "Master Fund Advisory Agreement") pursuant to which the Adviser provides substantially similar services to the Master Fund as those set forth in the Fund's Advisory Agreement.  As consideration for these services, the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Master Fund Advisory Fee").  The Master Fund Advisory Fee is payable in arrears within five business days after the end of the quarter.

Rabobank, the parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies.  The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund.  Rabobank may be deemed to control the Fund for purposes of the BHCA.  (See "Additional Risk Factors.")

Fees and Expenses
The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement and the Master Fund Advisory Agreement, and by the Distributor pursuant to the Distribution Agreement and the Member Services Agreement (both as defined below), including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund and the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management or compliance services to the Fund and the Master Fund; administrative expenses and fees of the Fund and the Master Fund; custody and escrow fees and expenses of the Fund and the Master Fund; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond for the Fund and the Master Fund; the Master Fund Advisory Fee; the Distribution Fee (as defined below); the Member Servicing Fee (as defined below); fees and travel-related and other expenses of members of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds.  Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages.  The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.  If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable or allocable to the Portfolio Manager.  In such cases, the fees or allocations may differ from, and could be higher than, those described above.  Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the

Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement. (See "Fees and Expenses.")
Net Asset Valuation
The Fund sells Units at their offering price, which is equal to the "net asset value" per Unit, plus the applicable sales load described in the "Summary of Fund Expenses". The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

Conflicts of Interest
The investment activities of the Adviser, the Portfolio Managers and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  (See "Conflicts of Interest.")

Purchases of Units
An investor purchases Units in the Fund.  Units are offered at their net asset value per Unit, and each Unit purchased represents a capital contribution to the Fund in that amount.  Generally, the minimum initial investment in Units by an investor is $50,000 and subsequent investments must be at least $25,000.  The minimum initial investment for employees of the Adviser or a Selling Agent (as defined below) and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000 and subsequent investments must be at least $10,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers.  Under certain circumstances, the minimum investment amounts may be waived, subject to the approval of Robeco Securities, L.L.C. ("Robeco Securities").

The Fund expects to offer Units once a month, generally as of the first business day of each month or more or less frequently in the sole discretion of the Board of Managers.  All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase.  The investor must also submit a completed investor certification before the applicable purchase date.  The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Robeco Securities, a subsidiary of the Adviser, to act as the distributor for the sale of Units (the "Distributor").  Robeco Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units. Selling Agents generally will be entitled to a sales load and an ongoing fee for such services.  The specific amount of the sales load paid with respect to a

Member is generally dependent on the size of the investment in the Fund, but will not exceed 2.5% of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.) The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.

In addition, as compensation for the sale and marketing of Units, the Fund pays Robeco Securities an ongoing quarterly fee at an annualized rate of 0.85% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Distribution Fee").  The Distribution Fee is payable in arrears within five days after the end of the quarter.  These payments have been separately authorized by the Board pursuant to a distribution plan adopted by the Board.

The Fund has also entered into a Member Services Agreement with the Distributor to provide (or arrange for the provision of) ongoing Member and account maintenance services.  As consideration for these services, the Fund pays a quarterly Member servicing fee to the Distributor at an annualized rate of 0.15% of the average net assets of the Fund.  The Distributor may pay all or a portion of this amount to retain broker-dealers ("Member Service Providers") to provide Member and account maintenance services.  (See "Purchases of Units—Distribution and Member Services.")

Investor Eligibility
Units are being offered only to investors who represent that: (i) they are individuals or companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1.5 million or that they meet certain other qualification requirements and (ii) they are U.S. persons for Federal income tax purposes.  Units may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the Code.
Before an investor may invest in the Fund, a Selling Agent will require the investor to certify that it meets applicable investor qualification requirements and that it will not transfer its Units except in the limited circumstances permitted under the Fourth Amended and Restated Limited Liability Company Agreement of the Fund, dated August 25, 2010 (the "Company Agreement").  (The form of certification that each investor will be asked to sign is contained in Appendix B of this Prospectus.)  If an investor's executed and completed certification is not received on or before the date Units are to be issued, the investor's order will not be accepted.  The Fund reserves the right to reject any order for the purchase of Units and may, in its sole discretion, suspend the offering of Units at any time.

Investor Suitability
An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors.  You may lose some or all of your investment in the Fund.  Before making a decision to invest in the Fund, you should consider whether the investment is consistent with your investment goals and needs and your financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

Transfer Restrictions
Units held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the consent of the Board of Managers (which may be withheld in its sole discretion).  Under certain circumstances, the Board of Managers has delegated to the Adviser authority to consent to transfers of Units.  The Board of Managers has also delegated to the Adviser authority to admit Members. A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. (See "Redemptions, Repurchase of Units and Transfers—Transfers of Units.")
Redemptions and Repurchases of Units by the Fund
Units are not redeemable and a Member has no right to require the Fund to redeem its Units.  The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders.  Repurchase offers will be made at such times and on such terms as may be determined by the Board of Managers, in its sole discretion.  In determining whether the Fund should offer to repurchase Units from Members, the Board of Managers will consider the recommendations of the Adviser.  The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.  A repurchase fee equal to 2.0% of the value of the Units repurchased, which is retained by the Fund, will apply if the date as of which the Units are to be valued for purposes of repurchase is less than one year following the date of a Member's investment in the Fund.  The fee is intended to offset costs associated with short-term investments in the Fund.  If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.  The Board of Managers will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members: (i) whether any Members have requested the Fund to repurchase their Units; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units.  (See "Redemptions, Repurchases of Units and Transfers—No Right of Redemption" and "—Repurchases of Units.")

The Company Agreement generally provides that the Fund will be dissolved if the Units of any Member that has submitted a written request to the Fund for the repurchase of all of its Units, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a pro rata portion of the Units tendered by each Member.  In addition, a Member who tenders for repurchase only a portion of its Units will be required to maintain a minimum balance of $50,000 (or any lower amount equal to the Member's initial purchase amount), or such other amount as is determined by the Board of Managers.  The Fund maintains the right to reduce the amount to be repurchased from a Member so that the required minimum investment balance is maintained.

The Fund may redeem Units if, among other reasons, ownership of the Units by a Member would cause the Fund, the Master Fund or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

Taxation
Effective as of December 1, 2010, the Fund intends to elect to be classified as an association taxable as a corporation and intends to qualify as a RIC under Subchapter M of the Code, so that the Fund is no longer treated as a partnership for Federal tax purposes.  As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code) it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. Certain requirements under Subchapter M and additional information regarding the Fund's anticipated tax treatment are described in this prospectus. (See "Tax Aspects.") No material changes in the investment program or day-to-day management of the Fund are contemplated in connection with the anticipated tax treatment (although the Adviser will need to obtain certain information from Portfolio Funds and/or structure the Master Fund's investments in Portfolio Funds in such manner so as to assure qualification as a RIC, and the Adviser may determine not to make certain investments that would adversely affect the Fund's ability to qualify as a RIC). In 2010, the Fund's tax reporting to Members will be made on Schedule K-1 for the first eleven months of 2010. Beginning December 1, 2010, the Fund will report its tax items to Members on IRS Form 1099. (See "Tax Aspects.")
ERISA Plans
Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may purchase Units.  It is possible that 25% or more of the aggregate net asset value of the Units may be held by benefit plan investors (as defined in Section 3(42) of ERISA).  However, because the Fund is registered as an investment company under the 1940 Act, the assets of the Fund should not be treated as "plan assets" under ERISA. (See "ERISA Considerations.")

Reports to Members
The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund's ability to provide final Schedules K-1 to Members for the 2010 tax year prior to April 15, 2011 will depend upon when it receives the requisite information from Portfolio Funds.  (See "Additional Risk Factors—Special Risks of Multi-Manager Structure.")  The Fund will provide Schedules K-1 for 2010 as soon as practicable after it receives all necessary information. However, delays frequently occur.  Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns, if any.

The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.  Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter.  Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Company Agreement.
Fiscal Year and Taxable Year	For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending October 31 of each year is the taxable year of the Fund.

Administrator
Pursuant to an administration agreement (the "Administration Agreement"), SEI Investments Global Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.  The Administrator may delegate certain of its administrative functions.  The Administrator also serves as the transfer agent for the Units.

Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund.
Custodian and Escrow Agent	SEI Private Trust Company serves as the custodian for the assets of the Fund and the Master Fund. UMB Bank, n.a. serves as the escrow agent for the assets of the Fund.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
Maximum Sales Load (as a percentage of offering price) (1)	2.50%
Repurchase Fee (as percentage of value of Units repurchased)	2.00%
(applies to repurchases of Units less than one year after date of investment)

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fee (2)	0.75%
Other Expenses (3)	1.83%
Acquired Fund Fees and Expenses (4)	6.05%
Total Annual Expenses (5)	8.63%
Less: Amount Paid or Absorbed Under Expense Limitation Agreement (5)	(0.33%)
Net Annual Expenses (5)	8.30%

(1)
In connection with initial and additional investments, investors may be charged a sales load of up to 2.5% of the amounts transmitted in connection with their capital contributions.  No sales load will be charged to certain types of investors.  (See "Purchases of Units —Distribution and Member Services.")

(2)
Includes only the Master Fund Advisory Fee.  The Fund's Advisory Fee is not reflected in this table since, under the Advisory Agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund's assets are invested in the Master Fund.

(3)
Reflects an estimate of all expected ordinary operating expenses for the current fiscal year, including a Distribution Fee of 0.85% and a Member Servicing Fee of 0.15%.  "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee, but not the Master Fund Advisory Fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year.  "Other Expenses" do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under "Acquired Fund Fees and Expenses").  The amount of the Fund's net assets used in calculating this percentage was based on net assets of approximately $82.5 million as of March 31, 2010.  For a more complete description of the various fees and expenses of the Fund, see "Fees and Expenses," "The Adviser" and "Purchases of Units."

(4)
Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested and intends to invest based upon the anticipated net proceeds from this offering.  Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any).  Fees and expenses of Portfolio Funds are based on historic fees and expenses.  Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.  The amount of the Fund's average net assets used in calculating this percentage was based on net assets of approximately $82.5 million as of March 31, 2010.

(5)
This amount is estimated for the current fiscal year.  The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets (the "Expense Limitation").  In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which they were incurred, and will reimburse the Adviser (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.  The Expense Limitation Agreement will remain in effect until terminated by the Fund.  None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.  (See "Fees and Expenses.")

The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly.  For a more complete description of the various fees and expenses of the Fund, see "The Adviser," "Fees and Expenses" and "Purchases of Units." "Other Expenses," as shown above, is based on Fund net assets of approximately $82.5 million as of March 31, 2010.

EXAMPLE:

The example below is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect for one year only (although it has an indefinite term), and also reflects the maximum 2.5% sales load that may be assessed on a $50,000 investment in the Fund.  It should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  The Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the example.

An investor would pay the following expenses on a $50,000 investment, assuming a 5% annual return:*

1 Year	3 Years	5 Years	10 Years
$5,229	$13,073	$20,358	$36,379

*  On an investment of $1,000, the Example would be as follows:

EXAMPLE:

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$105	$261	$407	$728

FINANCIAL HIGHLIGHTS

The information contained in the table below sets forth selected information derived from the financial statements contained in the Fund's annual reports for the fiscal years ended March 31, 2010, March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006 (each, an "Annual Report" and collectively, the "Annual Reports") which have been audited by Anchin, Block & Anchin LLP ("ABA").  ABA's report, along with the Fund's and the Master Fund's financial statements, are included in the Annual Reports.  The Fund's Annual Reports and semi-annual reports have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov, and are also available upon request by calling (866) 773-7145.  The Fund's financial statements for the fiscal year ended March 31, 2010 are included in the Fund's Statement of Additional Information, dated July 19, 2010 (the "SAI"), which is available upon request from the Fund.  The SAI also contains the financial statements of the Master Fund for the fiscal year ended March 31, 2010, which have been audited by ABA.

	For the year ended March 31, 2010 (audited)	For the year ended March 31, 2009 (audited)	For the year ended March 31, 2008 (audited)	For the year ended March 31, 2007 (audited)	For the period June 8, 2005 (date of inception) through March 31, 2006 (audited)

Per Unit Operating Performance
Beginning net asset value	$920.13	$1,105.12	$1,141.44	$1,061.24	$1,000.00
Income/(loss) from operations*:
Net investment loss	$(16.94)	$(24.12)	$(25.30)	$(26.36)	$(8.03)
Net realized and unrealized appreciation/ (depreciation) from Robeco-Sage Multi-Strategy Master Fund, L.L.C.	$138.32	$(160.87)	$(11.02)	$106.56	$69.27
Net change in net assets resulting from operations	$121.38	$(184.99)	$(36.32)	$80.20	$61.24
Ending net asset value	$1,041.51	$920.13	$1,105.12	$1,141.44	$1,061.24

For the year ended March 31, 2010 (audited)	For the year ended March 31, 2009 (audited)	For the year ended March 31, 2008 (audited)	For the year ended March 31, 2007 (audited)	For the period June 8, 2005 (date of inception) through March 31, 2006 (audited)
Total Return	13.19%		(16.74)%		(3.18)%	7.56%	6.12	%(1)

Net assets, end of period (000's)	$82,496		$84,437		$112,670	$65,647	$21,285

Ratios to Average Net Assets(7)
Expenses, before waivers and reimbursements (2)	3.03%		2.74%		2.34%	3.56%	6.09	%(3)

Expenses, net of waivers and reimbursements (2)	2.36	%(5)	2.37	%(5)	2.25%	2.50%	2.50	%(3)

Net investment loss, before waivers and reimbursements	(2.36)%		(2.70)%		(2.25)%	(3.46)%	(5.90	)%(3)

Net investment loss, net of waivers and reimbursements	(1.68)%		(2.33)%		(2.16)%	(2.40)%	(2.31	)%(3)

Portfolio turnover rate	32.12	%(8)	38.25	%(6)	17.47%	7.82%	0.00	%(4)

* Per share calculations were performed using average shares for the period.
(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized, with the exception of non-recurring organizational expenses of $67,500.
(4)	Not annualized.
(5)
Expense ratio is greater than the expense cap of 2.25% due to inclusion of extraordinary expenses that are not covered by the expense cap as further described in Note 4 to the Fund's financial statements for the fiscal year ended March 31, 2010, which are contained in the SAI.

(6)
Portfolio turnover rate represents the rate for Robeco-Sage Multi-Strategy Fund, L.L.C. from April 1, 2008 to December 31, 2008 and the rate for Robeco-Sage Multi-Strategy Master Fund, L.L.C. from January 1, 2009 to March 31, 2009.

(7)	Includes amounts allocated from the Master Fund.
(8)	Portfolio turnover rate represents the rate for Robeco-Sage Multi-Strategy Master Fund, L.L.C.

Note: The expense ratios, the net investment loss ratio, and the total return percentage are calculated for the Members taken as a whole.  The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

THE FUND

Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.  The Fund invests substantially all of its assets in Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the "Master Fund"), a recently formed Delaware limited liability company that is also registered under the 1940 Act.  Prior to January 1, 2009, the Fund operated as a stand-alone fund, investing directly in Portfolio Funds.  The Fund now operates through a "master/feeder" structure where investments in the Portfolio Funds are made through the Master Fund.  The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund.

The Fund's principal office is located at c/o Robeco Investment Management, Inc., 909 Third Avenue, 32nd Floor, New York, New York, 10022, and its telephone number is (212) 908-9660.  Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the board of managers of the Fund (the "Board of Managers").  Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering being made hereby will become members of the Fund ("Members").

USE OF PROCEEDS; CASH EQUIVALENTS

The net proceeds of the offering of Units (after payment of expenses) are expected to be invested at all times in accordance with the investment objective and policies of the Fund.  During periods of adverse market conditions in the securities markets, as determined by the Adviser (as defined below), the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash.  The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See "Investment Practices and Related Risk Factors—Money Market Instruments.")  The Portfolio Managers may also invest in such cash equivalents.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of a hedge fund with those of a closed-end investment company.  Hedge funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individuals and institutional investors.  The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations.  Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most hedge funds.  They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors.  The managers of these companies are typically compensated through asset-based (but not performance-based) fees.

The Fund is similar to a hedge fund in that, through its investment in the Master Fund, its assets are actively managed and the Units are sold solely to high net worth individuals and institutional investors, but differs from a typical hedge fund in that it permits investments in relatively modest minimum denominations.  The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many hedge funds.

INVESTMENT PROGRAM

Investment Objective

The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility.  The Fund seeks to accomplish its investment objective by investing substantially all of its assets in the Master Fund.  The Master Fund, in turn, invests its assets primarily in hedge funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

At present, there are a number of money managers whose services are not generally available to the investing public.  These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques.  By investing through this diverse group, the Master Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager.  An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.

The Master Fund expects to invest among broad categories of investment strategies and techniques.  Robeco Investment Management, Inc. (the "Adviser") will not follow a rigid investment policy which would limit the Master Fund from participating in any single market, strategy or investment.  Portfolio Managers are permitted to utilize leverage and invest in long and short positions in equities, options, warrants, fixed income securities, financial and commodity futures, currency forwards, over-the-counter derivative instruments, securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments.  When they determine that such an investment policy is warranted, Portfolio Managers may invest without limitation in cash and cash equivalents.

Portfolio Manager Selection Process.  It is the responsibility of the Adviser to research and determine the identity of the Portfolio Managers, to satisfy itself as to the suitability of the terms and conditions of the investment companies they manage (or, where relevant, to negotiate the respective investment advisory agreements) and to allocate and reallocate the Master Fund's assets among Portfolio Managers.  The Adviser will allocate the Master Fund's assets among Portfolio Managers using its proprietary knowledge and experience to seek the optimal mix of investment sectors and styles given its outlook for the economic and investment environment.  The Master Fund will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager.

The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager.  Portfolio Managers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program.  In addition, the Portfolio Manager's ability to provide requested reporting and its internal controls are considered.  Prior to investing with a Portfolio Manager, the Adviser will meet with the Portfolio Manager to discuss the Portfolio Manager's investment program and organization.  Portfolio Managers are generally compensated on terms which will usually include asset-based and performance-based fees or allocations made by, or charged to, the relevant Portfolio Fund.

Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants.  The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales.  In addition, Portfolio Managers are permitted to utilize leverage, without limit.

The Master Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities.  The Master Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment.  In fact, subject to certain limitations described herein, the Master Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation.  The Adviser seeks to monitor each Portfolio Manager on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics.  The identity and number of Portfolio Managers is likely to change over time.  The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

The Adviser has developed a disciplined and detailed program for identifying, evaluating and monitoring Portfolio Managers.  After allocating assets to a Portfolio Manager, the Adviser reviews the Portfolio Manager's investment performance and other factors in determining whether allocation of the Master Fund's assets to the Portfolio Manager continues to be appropriate.

As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds.  Portfolio Funds in which the Master Fund invests are not expected to be registered under the 1940 Act.

Portfolio Funds and Portfolio Accounts.  The Master Fund invests its assets primarily in Portfolio Funds.  Although it is not currently anticipated, the Master Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Master Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Master Fund will be the sole limited partner).  Any arrangement in which the Master Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account."  Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Sub-Managers."

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions.  The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions.  However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, Portfolio Funds.  This determination is generally made by the Adviser, in consultation with counsel to the Master Fund.  In this regard, the board of managers of the Master Fund (the "Master Fund Board") has adopted procedures relating to the

Master Fund's waiver of voting rights, for purposes of assuring adherence to the foregoing limitations.  Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel.  These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Fund Investment Practices.  Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and, in some cases, the amount of leverage that may be used.  Portfolio Managers utilized by the Master Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies.  These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities.  The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures.  These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks.  Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Account that the Master Fund may establish.  However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

Temporary Investments.  During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash.  The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.  (See "Investment Practices and Related Risk Factors—Money Market Instruments.")

The Fund's investment program is speculative and entails substantial risks.  There can be no assurance that the investment objectives of the Fund, the Master Fund or any Portfolio Fund will be achieved or that their investment programs will be successful.  In particular, use of leverage, short sales and derivative transactions by Portfolio Managers, and limited diversification can, in certain circumstances, result in significant losses to the Master Fund, and, therefore, the Fund.  Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors in the Fund could lose some or all of their investment.

Investment Strategies

The Master Fund seeks to provide investors with exposure to a mix of hedge fund strategies by investing in Portfolio Funds.  The Adviser follows a well-developed investment process consisting of a rigorous evaluation of Portfolio Managers.

The Portfolio Managers with whom the Master Fund invests may employ one or more of the investment strategies discussed below, among others.  The discussion of particular strategies below is not, in any way, intended to predict the mix of strategies that will be represented in the Fund's portfolio.  In fact, only a limited selection of the depicted strategies may be represented in the portfolio.

Controlled Risk/Relative Value

Controlled risk/relative value investing involves taking simultaneous long and short positions in closely-related markets.  This strategy relies on the exploitation of market inefficiencies, without speculating on the direction of interest rates, currency exchange rates or equity prices, and without assuming an unhedged exposure to any particular market.

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Convertible Arbitrage.  Convertible arbitrage involves the purchase of an undervalued convertible bond, while hedging with a short position in the underlying equity.  The future relationship of the prices of the two securities can be reasonably predicted, and profits are made as the price of the convertible bond converges to its fair value.

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Mortgage-Backed Securities Arbitrage.  This investment technique exploits relative-value inefficiencies in the mortgage-backed securities market.  Undervalued assets are purchased and hedged and overvalued assets are sold short, resulting in a positive return to the investor regardless of movements in interest rates or the incidence of mortgage prepayments.

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Closed-End Fund Arbitrage.  This strategy involves the purchase of closed-end funds trading at significant discounts to their portfolio values.  The Portfolio Manager hopes to profit from the mispricing of the closed-end fund's net asset value and the value of the fund's underlying financial instruments, but Portfolio Managers typically hedge these positions through index options or futures that closely represent the make-up of the specific closed-end fund or the market in general.

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Multi-Strategy Arbitrage.  Multi-strategy arbitrage funds utilize a combination of arbitrage techniques to achieve their performance objective.  The most common arbitrage strategies used include merger arbitrage, convertible arbitrage, equity and statistical arbitrage, and fixed-income arbitrage.  These Portfolio Managers have the unique ability to shift capital across strategies based on the market environment and the opportunities available in the financial markets.

Event-Driven

Event-driven investing is a strategy that focuses on the securities of companies undergoing some material structural changes.  These changes can come in the form of mergers, acquisitions and other transactions.

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Distressed/High-Yield.  The distressed or high-yield strategy involves investing in the securities of companies experiencing financial or operational difficulties.  These securities generally are of below investment grade quality and trade at substantial discounts to par value and, in part, each strategy is premised on the need for certain classes of investors to sell low-credit instruments.  Profits are made based on two kinds of mispricings: (i) fundamental or intrinsic value; and (ii) relative value between comparable securities.

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Merger Arbitrage.  Merger arbitrage entails investing in the securities of companies involved in mergers or acquisitions.  In a typical stock acquisition transaction, merger arbitrageurs will purchase the stock of the target company and sell short the stock of the acquirer with the objective of realizing profits as the spread between the stock price of the target company converges with the stock price offered by the acquiring company.  In a typical cash tender offer, this strategy may involve the purchase of the stock of the target company with the objective of profiting from the difference between the stock's current market price and the announced offer price.  In both examples, the realization of profit depends on the consummation of the merger or acquisition.  Other sources of income for this strategy include dividend payments and rebates net of expenses.

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Special Situations.  Special situation investing involves the purchase and sale of stocks of companies involved in spin-offs, capital structure reorganizations, liquidations and other similar corporate restructuring events.  This strategy involves seeking profits by taking positions in financial instruments that become mispriced due to these special situations.

Equity

Equity investing involves the purchase and sale of listed equity and equity-related financial instruments usually based on fundamental research and analysis.  Portfolio Managers may invest opportunistically in several sectors or they may be sector specialists.

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Long-Biased Equity.  Long-biased equity investing generally involves the purchase of financial instruments a Portfolio Manager believes are undervalued.  Long-biased Portfolio Managers generally have low short exposure and maintain a net exposure usually in excess of 60% net long.

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Hedged-Equity.  Hedged-equity investing involves the purchase of financial instruments that a Portfolio Manager believes are undervalued and the short sale of financial instruments the Portfolio Manager determines to be overvalued.  Hedged-equity Portfolio Managers seek to manage market risk by varying their levels of long and short exposure.

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Short-Biased Equity.  Short-biased equity investing involves the purchase and short sale of equity and equity-related financial instruments.  A short sale involves selling the securities of issuers that the Portfolio Manager believes are overvalued based upon an assessment of the prospects of those issuers.  Portfolio Managers using this strategy consider a wide range of factors in determining whether a security is overvalued, and may sell a security short because: (a) an issuer has negative cash flows; (b) the security has an exceedingly high market value relative to the value of the assets or the earnings or expected earnings of the issuer; or (c) the issuer is operating at a deficit.  Short-biased Portfolio Managers will generally be net short and maintain higher exposures on the short side relative to the long side.

Macro

Macro strategies involve taking long and short positions in financial instruments based on a top-down view of economic and capital market conditions.  Portfolio Managers begin evaluating opportunities based on economic factors, working their way down to industry, sector, and company specific fundamentals.  Investments are usually made in a wide variety of instruments including stocks, bonds, currencies, derivatives and commodities.  Portfolio Managers pursuing macro strategies make judgments about the expected future price direction of these instruments and express that opinion by taking long or short positions in these instruments.

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Fundamental/Opportunistic.  Macro opportunistic Portfolio Managers use the top-down approach to identify long and short investment opportunities, and rely on a wide range of tools to assist in making these judgments, including, but not limited to, relying on instinct and human judgment.  Interest rates, along with other economic indicators, are the main tools used in the research and security selection process.

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Systematic/Short-term Trading.  Systematic/short-term trading Portfolio Managers utilize proprietary computer-based models and trading strategies in seeking to profit from long and short investment opportunities.  These Portfolio Managers usually employ very active, high portfolio turnover trading strategies in order to capture profits from shorter-term trading patterns and trends that emerge from macro-related factors.

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Commodities.  Portfolio Managers in this area purchase and sell commodity futures and related options contracts based on supply and demand factors affecting pricing within each market.  The commodity futures contracts traded may include agricultural commodities (such as corn, oats, wheat and oils), metals (such as gold, silver, copper, platinum and palladium), energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), along with equity/bond index and currency futures.  Certain Portfolio Managers also use commodity-related equities to implement their strategies.

Negotiation of Terms

In some cases, the Adviser actively negotiates the terms of an investment with a Portfolio Manager.  The primary items that may be negotiated are management and incentive fees, liquidity and reporting transparency.  These revised terms are typically reflected in a "side letter" that modifies the generic offering terms.

Redemption of Investments

When determined to be appropriate, the Adviser will withdraw the Master Fund's investment from a Portfolio Fund.  These withdrawals can be for structural or strategic reasons (e.g., to emphasize a certain strategy based on market conditions) or for specific reasons (e.g., strategy/style drift; departure of key personnel; underperformance relative to peers or relative to expectations).  Withdrawals may also be made to fund repurchase requests.

Portfolio Managers

The identity and number of Portfolio Managers will change over time.  The Adviser may withdraw from or invest in Portfolio Funds in its discretion.  The retention of a Sub-Manager to manage a Portfolio Account is subject to the approval of the Board of Managers and the Master Fund Board, including a majority of the persons comprising the board of managers of each of the Fund and the Master Fund who are not "interested persons," as defined by the 1940 Act, of the Fund or the Master Fund.  It is also subject to the approval of the Adviser.  The retention of a Sub-Manager will in such cases also be subject to approval by investors in the Fund, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement.  The Master Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Sub-Manager be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the Fund's and the Master Fund's contractual arrangements with the Sub-Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts.  The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts do not require the approval of investors in the Fund.

Certain of the Portfolio Managers chosen for the Master Fund's portfolio may be registered as investment advisers under the Advisers Act, or similar state statutes.  The Adviser does not require any Portfolio Managers it selects for the Fund or the Master Fund to be so registered.

Borrowing; Use of Leverage

The Fund and the Master Fund generally do not expect to engage in borrowings other than on a short-term or temporary basis.  Portfolio Funds generally are permitted to borrow money for a variety of purposes.  The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk.  Any borrowings for investment purposes (other than on a short-term or temporary basis) by the Fund or the Master Fund would be made solely for Portfolio Accounts and are not a principal investment strategy of the Fund or the Master Fund.  The investment programs of certain Portfolio Managers may make extensive use of leverage.

The Fund and the Master Fund are subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement").  This means that the value of the Fund's and the Master Fund's total indebtedness may not exceed one-third the value of their total assets (including such indebtedness).  These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the 1940 Act) and, therefore, the Master Fund's and, thus, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds.  (See "Investment Practices and Related Risk Factors—Leverage.")  The Asset Coverage Requirement applies to borrowings by the Fund, as well as to other transactions by the Fund and the Master Fund that can be deemed to result in the creation of a "senior security."  Generally, in conjunction with investment positions for the Fund and the Master Fund that are deemed to constitute senior securities, the Fund and the Master Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities.  Segregation of assets or covering investment positions with offsetting portfolio securities may limit the Fund's and the Master Fund's ability to otherwise invest those assets or dispose of those securities.

INVESTMENT PRACTICES AND RELATED RISK FACTORS

General

All investments made by the Fund and the Master Fund risk the loss of capital. The Portfolio Managers may utilize such investment techniques as margin transactions, short sales, option transactions and forward and futures contracts, which practices can, in certain circumstances, maximize the adverse impact to which the Fund, through the Master Fund, may be subject.  No guarantee or representation is made that the Fund's or the Master Fund's program will be successful, and investment results may vary substantially over time.  (See "Investment Program.")

This section discusses the types of financial instruments that are used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices.  The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Master Fund and, therefore, the Fund.

PAST RESULTS OF THE PORTFOLIO MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.  NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

Equity Securities

Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.  Portfolio Funds also may invest in depositary receipts relating to foreign securities.  (See "Foreign Securities" below.)  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.  The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects.  Portfolio Managers may purchase securities in all available securities trading markets.

Common Stocks.  Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks.  Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure.  Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid.  Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.  If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Bonds and Other Fixed-Income Securities

Portfolio Funds may invest in bonds and other fixed-income securities.  Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Portfolio Managers may invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality.  Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities.  An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default.  In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Foreign Securities

Portfolio Managers may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers.  Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S.  These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.  Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated.  Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies.  A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment.  In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies.  The foregoing risks may be greater in emerging and less developed countries.  (See "Investment Practices and Related Risk Factors—Emerging Market Investments.")

A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security.  This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security.  Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities.  There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings.  Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio.  There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

Non-Diversified Status

The Fund and the Master Fund are "non-diversified" investment companies.  Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer.  Also, there generally are no requirements that the investments of Portfolio Funds be diversified.  The portfolio of the Master Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.  To address this risk, the Master Fund will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager.  The Adviser believes that this approach can help to reduce overall investment risk.

Leverage

Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes.  This practice, which is known as "leverage," is speculative and involves certain risks.  The Fund and the Master Fund may also borrow money as discussed under "Investment Program—Borrowing; Use of Leverage."

Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.  Borrowings to purchase equity securities typically will be secured by the pledge of those securities.  The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice.  In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  These risks are magnified under circumstances where the Fund or the Master Fund engages in permissible borrowing transactions as discussed in "Investment Program—Borrowing; Use of Leverage."

Short Sales

Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged.  In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives.  For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.

To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer.  The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively.  This investment technique is considered speculative.  A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss.  There can be no assurance that securities necessary to cover a short position will be available for purchase.

Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them.  If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund.  Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

Foreign Currency Transactions

Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S.

dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated.  Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange.  A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments

Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances.  The Fund and the Master Fund also may invest in these instruments for liquidity purposes.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings

Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Units.  The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Special Investment Instruments and Techniques

Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective.  These strategies may be executed through derivative transactions.  The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur.  Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives.  Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives").  These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole.  Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance.

If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund's return and result in a loss.  A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures.  Portfolio Managers may utilize options and futures contracts.  They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position.  Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.  A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security.  The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books to fulfill the obligation undertaken.  The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in the price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio Fund's position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.

Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations or published positions of the SEC, a Sub-Manager may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity.  The segregation of such assets will have the effect of limiting the Sub-Manager's ability otherwise to invest those assets.

Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds.  A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds.  An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Portfolio Managers may purchase and sell currency futures.  A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indices.  Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights.  Portfolio Funds may purchase warrants and rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements.  Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a "net basis."  Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make.  If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Forward Trading.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by a Portfolio Manager due to unusually high trading volume, political intervention or other factors.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Managers would otherwise recommend, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Fund.  In addition, managed accounts or investment funds in which the Portfolio Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Portfolio Managers trade as well as risks relating to settlement default.  Such risks could result in substantial losses to the Fund.  To the extent possible, the Adviser will endeavor to select Portfolio Managers that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

Emerging Market Investments.  A Portfolio Manager may invest in securities of companies based in emerging countries or issued by the governments of such countries.  Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Portfolio Manager's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades.  In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries.  There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries.  Placing securities with a custodian in an emerging country may also present considerable risks.

Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral.  Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.  These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund.  When-issued securities and forward commitments may be sold prior to the settlement date.  If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  These transactions, when effected by the Master Fund and by a Portfolio Account managed by a Sub-Manager, will be subject to the Master Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained.  There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation.  In such cases, a Portfolio Fund may incur a loss.

Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (i.e., "side pockets" or "special investment accounts").  Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager.  The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.

Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement.  If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell.  For Portfolio Accounts that are managed by a Sub-Manager, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Managers and by the Master Fund Board.  Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, the Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights.  The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.  (See "Additional Risk Factors—Liquidity Risks.")

ADDITIONAL RISK FACTORS

Incentive Allocation

The Portfolio Managers may receive compensation based on performance-based allocations, expected to range from 15% to 25% of net profits.  Such compensation arrangements may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.  In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

Limited Operating History

The Master Fund is a recently formed entity and has a limited operating history.  However, the Fund commenced operations on December 1, 2005 and, as of January 1, 2009, transferred all of its investments to the Master Fund.  Further, the Master Fund has the same investment objective and substantially the same investment policies as those of the Fund.

Liquidity Risks

Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer.  No Member will have the right to require the Fund to redeem its Units in the Fund.  Although the Fund will offer to repurchase Units from time to time, a Member may not be able to liquidate its Units for up to two years.  The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.  (See "Redemptions, Repurchases of Units and Transfers.")

Limitations on the Master Fund's ability to withdraw its assets from Portfolio Funds may limit the Fund's ability to repurchase Units.  For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Master Fund's investment.  After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually.  Additionally, certain Portfolio Funds may amend their liquidity provisions or otherwise further restrict the Master Fund's ability to make withdrawals from those Portfolio Funds.  Because the primary source of funds to repurchase Units will be withdrawals from Portfolio Funds, the application of these lock-ups and other withdrawal limitations will significantly limit the Fund's ability to tender for repurchase its units in the Master Fund.

Counterparty Credit Risk

Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets.  The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets.  To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default.  These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  This exposes a Portfolio

Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss.  Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties.  Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty.  The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Banking Regulation

The Adviser is an indirect subsidiary of Robeco Groep, N.V. ("Robeco"), which is a subsidiary of Cooperatieve Centrale Raiffeissen-Boerenleen Bank B.A. ("Rabobank"), a financial holding company (an "FHC").  Rabobank and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve").  Because the Adviser is deemed to control the Fund and because the ultimate parent of the Adviser is Rabobank, Rabobank will be deemed to control the Fund for purposes of the BHCA, and the Fund will be subject to certain provisions of the BHCA until ownership of the Fund's voting securities by other investors reduces Rabobank's ownership percentage.  The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, Robeco, Rabobank and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund and the Master Fund.  For example, the BHCA and the rules and regulations of the Federal Reserve currently impose certain restrictions on the ability of bank holding companies to own equity securities of certain issuers.

Under the BHCA, a bank holding company, if it meets certain criteria, may elect to become an FHC.  Rabobank has elected to become an FHC.  An FHC may engage in, and may acquire companies engaged in, a wide range of activities that are "financial in nature" (or, in some circumstances, "incidental" or "complementary" to financial activities), including certain banking, securities, merchant banking and insurance activities.

Until Rabobank's ownership percentage in the Fund is reduced below the amount that would be regarded by the Federal Reserve as constituting control of the Fund for BHCA purposes, each of the Master Fund's investments would have to be a passive investment for purposes of the BHCA.  To be a passive investment, the investment in a Portfolio Fund or in an issuer in which a Portfolio Account invests, by Rabobank and its affiliates, including the Fund (and all other funds "controlled" by Rabobank and its affiliates), must be limited, in the aggregate, to less than 5% of the outstanding shares of any class of voting securities, and less than 25% of the total equity (including subordinated debt), of the Portfolio Fund or such issuer.  The Fund and the Master Fund (including any Portfolio Account) would also be prohibited from exercising a "controlling influence over the management or policies" of any Portfolio Fund or certain issuers in which a Portfolio Account invests.  Alternatively, Rabobank may determine to restructure the Fund so that bank regulatory restrictions on the Fund's investment program are not applicable.  To accomplish this result, the investments of Rabobank and its affiliates in the Fund could be reduced below the amount that would be regarded by the Federal Reserve as constituting control of the Fund for BHCA purposes.  Rabobank may also, in the future, treat the Fund as part of its merchant banking activities (without obtaining the consent of the Fund or of investors in the Fund).

If in the future Rabobank ceases to qualify as an FHC under the BHCA and the regulations of the Federal Reserve, additional restrictions may be imposed on the Fund's activities under applicable banking laws.  There can be no assurance that the bank regulatory requirements applicable to the Fund, or any change in such requirements, would not have an adverse effect on the Fund's or the Master Fund's investment program or performance.

The regulations summarized above may be changed by the Federal Reserve in the future, in which event the requirements applicable to the Adviser, the Fund and the Fund's investments also may change.

Special Risks of Hedge Fund Investing and a Multi-Manager Structure

The Adviser invests assets of the Master Fund through the Portfolio Managers.  The success of the Master Fund and, thus, the Fund depend upon the ability of the Adviser and the Portfolio Managers to develop and implement investment strategies that achieve the Fund's investment objective.  For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund.  Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Investments in Unregistered Portfolio Funds.  The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Master Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager.  There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

Reliance on Information Provided by Portfolio Managers.  The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds.  There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and, therefore, the amounts Members receive upon the repurchase of Units.  Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts).  A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser.  There can be no assurance that a Portfolio Manager will provide advance notice of any material change in a Portfolio Fund's investment program or policies and thus, the Master Fund's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund which, in turn, receives such information from the Portfolio Managers.  A Portfolio Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Fund's annual report.

Additional Fees and Expenses.  An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers.  By investing in the Portfolio Funds indirectly through the Fund, an investor bears a pro rata portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

The fees and other expenses borne directly and indirectly by the Master Fund, including those fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

The Master Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Master Fund's actions or has incurred liabilities arising from the Master Fund's actions.  In addition, the Master Fund may agree to indemnify the Portfolio Manager of a Portfolio Account for certain matters, subject to any applicable limitations imposed by the 1940 Act.

Independent Portfolio Managers.  Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers generally.  Thus, a Portfolio Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from investors in the Fund, even if the Master Fund's overall returns are negative.  Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other.  As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund.  Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Implications.  The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times.  The Master Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Fund's investment return.

Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Master Fund, making withdrawals of capital.  Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value.  In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund.  In the event the Fund was to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Master Fund of all or a portion of its units.

Limitations on Voting Rights of Portfolio Funds.  To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

Special Tax Risks

Special tax risks are associated with an investment in the Fund.  Effective as of December 1, 2010, the Fund intends to elect to be classified as an association taxable as a corporation, and intends to meet the requirements necessary to, qualify as a "regulated investment company" or "RIC" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") (the "Tax Transition").  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements imposed by Subchapter M.  Each of these ongoing requirements for qualification for the favorable tax treatment for RICs requires that the Fund obtain information from the Portfolio Funds in which the Fund, through the Master Fund, is invested.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the Subchapter M asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund, through the Master Fund, may try to acquire additional interests in Portfolio Funds to bring itself into compliance with the Subchapter M asset diversification test.  However, the disposition of non-diversified assets, an action frequently taken by RICs to avert such a failure, may be difficult for the Fund to pursue because the Master Fund may effect withdrawals from a Portfolio Fund only at certain times specified by the governing documents of the particular fund.  While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a withdrawal from a Portfolio Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the Subchapter M asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to the Members.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Units and the amount of the Fund's distributions.  The Master Fund also intends to elect to be classified as an association taxable as a corporation and to seek to qualify as a RIC under Subchapter M of the Code and therefore is also subject to the foregoing risks.  (See "Tax Aspects.")

Valuation Estimates

In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund.  Furthermore, the net asset values received by the Adviser from such Portfolio Managers will typically be estimates only, subject to revision based on the Portfolio Fund's annual audit.  Revisions to the Fund's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Fund's and the Master Fund's annual audits are completed.

Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices.  These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Master Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers.  Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board of Managers.

The valuation of the Master Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date may vary from the fair value of the investment as determined under procedures adopted by the Master Fund Board.  In such event, the Master Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund.  The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Master Fund Board by seeking information from the Portfolio Manager and reviewing all relevant available information.  Such review may result in a determination to change the fair value of the Master Fund's investment.  Investors should recognize that valuations of illiquid securities, such as interests in

Portfolio Funds, involve various judgments and consideration of factors that may be subjective.  As a result, the net asset value of the Master Fund (and thus, the Fund), as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Master Fund would realize on the withdrawal of its investments from the Portfolio Funds.  This could adversely affect the Master Fund, the Fund, new Members and Members whose Units are repurchased.

Other Considerations

Master-Feeder Structure.  The Fund does not invest directly in individual securities.  Instead, it invests substantially all of its assets in the Master Fund.  The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies.  The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of the Fund's units in the Master Fund.  This may limit the ability of the Fund to make offers to repurchase Units.  In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund.  The Fund would incur expenses in liquidating investments received in connection with any in-kind distributions.  A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to seek to have its units in the Master Fund repurchased.  Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund.  Certain investment policies and restrictions of the Master Fund may be changed without the approval of investors in the Master Fund.  These investors may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act.

Considerations for ERISA Plans and Other Tax-Exempt Entities.  Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the prohibited transaction provisions of Section 4975 of the Code, and other tax-exempt investors, may purchase Units.  Because the Fund is a registered investment company, the Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code.  Similarly, because the Master Fund is a registered investment company, the Master Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code.  For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations."  Because the Portfolio Funds and, to a lesser extent, the Fund and the Master Fund may use leverage, and the Portfolio Funds may engage in certain business activities, a tax-exempt investor who was an investor prior to the Tax Transition may have incurred income tax liability to the extent the Fund's transactions were treated as giving rise to unrelated business taxable income.  In such circumstances, investors subject to ERISA and other tax-exempt investors may be required to file tax returns and pay taxes on such UBTI.  Because the Fund intends to elect to be classified as an association taxable as a corporation (and intends to qualify as a RIC) effective as of December 1, 2010, it is expected that tax-exempt U.S. investors will no longer incur unrelated business taxable income as a result of a leveraged investment by the Fund or a Portfolio Fund.  If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units may give rise to unrelated business taxable income to such tax-exempt investor.  (See "Tax Aspects" and "ERISA Considerations.").

Non-U.S. Taxation.  With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries.  An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated.  The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

Dilution.  In the case of Portfolio Managers which limit the amount of additional capital which they will accept from the Master Fund, continued sales of units in the Fund and the Master Fund will dilute the participation of existing Members in such Portfolio Funds.

Changing Market and Economic Conditions.  Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.

Withdrawal by Adviser or its Affiliates.  The Adviser, or an affiliate of the Adviser, has made a substantial investment in the Fund.  The Adviser, or its affiliate, is generally not restricted in its ability to have its Units repurchased by the Fund in connection with a repurchase offer conducted by the Fund in accordance with applicable law.  As a result, the Adviser, or its affiliate, may reduce significantly its Units, or may withdraw completely as a Member.  This could have a negative effect on the Fund including causing the Fund's fixed expenses to increase as a percentage of the Fund's net asset value.

The foregoing list of risk factors does not purport to be a complete enumeration of the risks involved in an investment in the Fund.  Prospective investors should read this entire Prospectus.

PERFORMANCE HISTORY

Appendix C provides the Fund's actual investment performance since it commenced operations.  In addition, Appendix C contains investment performance information for other investment vehicles that are managed by the Adviser using the same personnel that manage the Fund and the Master Fund in accordance with an investment program that is substantially similar to the Fund's and the Master Fund's investment program (the "Other Vehicles").  The information is provided to illustrate the experience and historic investment results obtained by the Adviser.  IT SHOULD NOT BE VIEWED AS INDICATIVE OF THE FUTURE INVESTMENT PERFORMANCE OF THE FUND OR THE MASTER FUND.

Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix C.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).  The Fund may not:

•	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

•	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

•
Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

•
Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

•
Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•
Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that the Fund may invest 25% or more of the value of its total assets in Portfolio Funds.

The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (i) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The Master Fund has adopted substantially similar investment restrictions to those applicable to the Fund. In applying these restrictions, the Master Fund will aggregate its investments and transactions with those of each Portfolio Account, if any, that is advised by a Sub-Manager.

The investment restrictions and other policies described in this Prospectus do not apply to Portfolio Funds.  However, such investment restrictions will apply to Portfolio Accounts.  If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law.  The Fund, the Master Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act.  (See "Conflicts of Interest" and "Brokerage.")

MANAGEMENT OF THE FUND

Board of Managers

The Board of Managers has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program.  It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.  The Board of Managers also oversees the Fund's risk management processes, primarily through the functions (described below) performed by the Audit Committee.

Mr. Stewart, the president and principal executive officer of the Fund and the Chief Financial Officer and a Managing Director of the Robeco-Sage division of the Adviser, serves as chairman of the Board of Managers (the "Chairman").  Although he is an "interested person" of the Fund, as defined by the 1940 Act, the Board of Managers believes that by having the Fund's principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Managers (defined below) have an adequate opportunity to serve as an independent, effective check on management and to protect Members' interests.  Furthermore, as summarized below, the Board of Managers has two committees performing critical functions for the Fund's governance and operations: the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Managers.  Although the Fund does not have a "lead" Independent Manager, the Board of Managers believes that adequate independent leadership is present given the relatively small size of the Board of Managers (75% of which is represented by Independent Managers) and that each of the Fund's critical committees of the Board of Managers (Audit and Nominating) is chaired by an Independent Manager.

Information regarding each of the Managers and officers of the Fund, including their principal occupations during the past five years, is set forth below.  The "Fund Complex" includes the Fund, the Master Fund, Robeco-Sage Multi-Strategy Institutional Fund, L.L.C., Robeco-Sage Triton Fund, L.L.C., Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C., Robeco-Sage Multi-Strategy TEI Fund, L.L.C. and Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. The business address of each Manager and officer is c/o Robeco Investment Management, Inc., 909 Third Avenue, 32nd Floor, New York, New York 10022.

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
DISINTERESTED MANAGERS
Charles S. Crow, III, 60 Manager	Indefinite/Since September 2005	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	7	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Richard B. Gross, 62 Manager	Indefinite/Since September 2005	Mr. Gross is a lawyer and private investor. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150-year old banking firm specializing in investment management and fiduciary services.	7	Member of the Board of Trustees of Randall's Island Sports Foundation, a non-profit public/private partnership with the NYC Parks & Recreation Dept.
David C. Reed, 59 Manager	Indefinite/Since September 2005	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998-present). He is also the Managing Director of Reed & Company (1995-present).	7	Member of the Board of Directors of 1st Constitution Bank.
INTERESTED MANAGER *
Timothy J. Stewart, 36 Manager, President and Chief Executive Officer	Indefinite/Since September 2005	Mr. Stewart is the Chief Financial Officer and a Managing Director of the Robeco-Sage division of the Adviser (2003 - present). From January 1, 2007 to June 1, 2008, he served as the Director of Operations of the Adviser.1 From 2000 through 2003, Mr. Stewart was an Analyst at Robeco-Sage Capital Management, L.L.C.	7	N/A
OFFICERS WHO ARE NOT MANAGERS
Matthew J. Davis, 45 Chief Financial Officer	Indefinite/Since July 2008
Mr. Davis is Senior Managing Director and Chief Financial Officer of the Adviser (July 1, 2008–present).  He is also the Chief Financial Officer of Robeco Securities (June 2005–present).  From June 2005 to June 2008, Mr. Davis served as Managing Director and Controller of the Adviser.  From 2002 through 2005, he served as Controller of Lazard Frères and Co. LLC.
			N/A	N/A
James Noone, 43 Chief Compliance Officer	Indefinite/Since July 2008
Mr. Noone is a Senior Compliance Manager at the Adviser (July 2008 - present).  From 2005 to 2008, he served as Senior Vice President and Associate Counsel for the Adviser.  From 1998 to 2005, Mr. Noone served as in-house counsel to Deutsche Asset Management and certain of its predecessor entities.
			N/A	N/A

* Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

1  Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital Management, L.L.C.

The Managers serve on the Board of Managers for terms of indefinite duration.  A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy.  A Manager may be removed either by a vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.  In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment, at least two-thirds (2/3) of the Managers then serving have been elected by the Members.  The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which the Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

As of the date of this Prospectus, other than as described above, none of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or its affiliates (the "Independent Managers") who is a manager, director or trustee of another investment company whose adviser and principal underwriter is affiliated with the Adviser has held any other position with: (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser; (iii) the Adviser or other affiliate of the Fund; or (iv) any person controlling, controlled by or under common control with the Adviser.

As of the date of this Prospectus, the Managers and officers as a group owned an aggregate of less than 1% of the outstanding Units of the Fund and none of the Independent Managers or any of their immediate family members owned beneficially or of record any securities in the Adviser.

Compensation

The following table sets forth certain information regarding the compensation received by the Independent Managers from the Fund and from all registered investment companies for which the Adviser or its affiliates served as investment adviser for the fiscal year ended March 31, 2010.  No compensation is paid by the Fund to Managers who are "interested persons" (as defined by the 1940 Act), if any, of the Fund, the Adviser or their affiliates.  Seventy-five percent of the Managers are Independent Managers.

COMPENSATION TABLE FOR FISCAL YEAR ENDED MARCH 31, 2010

Name of Person	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex
Charles S. Crow, III	$4,000	$0	$0	$24,000
Richard B. Gross	$4,000	$0	$0	$24,000
David C. Reed	$4,000	$0	$0	$24,000
Timothy J. Stewart*	$0	$0	$0	$0

*  Interested person of the Fund.

Currently, the Independent Managers are each paid an annual retainer of $4,000 by the Fund and $2,000 by the Master Fund, and are reimbursed by the funds in the Fund Complex for travel-related expenses.  It is estimated that each Independent Manager would receive a total of $24,000 per year (plus expenses) from the funds in the Fund Complex.  The Managers do not receive any pension or retirement benefits from the funds in the Fund Complex.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Manager as of December 31, 2009.

Name of Manager	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Manager in Family of Investment Companies*
Charles S. Crow, III	$0	$0
Richard B. Gross	$0	$0
David C. Reed	$0	$0
Timothy J. Stewart	$0	$0

* The family of registered investment companies includes the Fund, the Master Fund, Robeco-Sage Multi-Strategy Institutional Fund, L.L.C., Robeco-Sage Triton Fund, L.L.C., Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C., Robeco-Sage Multi-Strategy TEI Fund, L.L.C. and Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.

No Independent Manager or his immediate family member owns beneficially or of record any security of the Adviser, principal underwriter of the Fund or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund.

Committees

The Board of Managers has formed an Audit Committee consisting of the Independent Managers of the Fund.  The primary duties of the Audit Committee are: (i) to recommend to the full Board of Managers and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year; (ii) to meet with the Fund's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Fund's risk management processes by, among other things, meeting with the Fund's auditors and overseeing the Fund's disclosure controls and procedures (including the Fund's internal controls over financial reporting); and (v) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.  The Board of Managers of the Fund has adopted a written charter for the Audit Committee.  During the fiscal year ended March 31, 2010, the Audit Committee held two meetings.

The Board of Managers has also formed a Nominating Committee comprised of the Independent Managers to which the discretion to select and nominate candidates to serve as Independent Managers has been committed.  While the Nominating Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Nominating Committee may consider nominations for the office of Independent Manager made by investors in the Fund or by Fund management as it deems appropriate. Members who wish to recommend a nominee should send nominations to Mr. Stewart that include biographical information and set forth the qualifications of the proposed nominee.  During the fiscal year ended March 31, 2010, the Nominating Committee held no meetings.

Although the Board of Managers does not have a formal diversity policy, the Board of Managers endeavors to comprise itself of members with a broad mix of professional backgrounds.  Thus, the Nominating Committee and the Board of Managers accorded particular weight to the individual professional background of each Independent Manager, as set forth in their biographies included in the table contained in "Management of the Fund—Board of Managers."  In considering the nominees for election as Managers, the Nominating Committee and the Board of Managers took into account a variety of factors, including each nominee's professional background and experience. In addition, the Board of Managers considered that each Manager also serves as a manager of each of the other funds in the Fund Complex, including the Master Fund.  In this regard, the Board of Managers accorded weight to the efficiencies associated with maintaining a common directorship for a single Fund Complex.  They also took into account the good rapport among these individuals, as they have worked together on the boards of the other funds in the Fund Complex since 2004, and they considered the small size of the Board.  The Independent Managers also considered that Mr. Stewart is not an Independent Manager, but recognized that he is a senior management representative of the Adviser, and, as such, helps foster the Board of Managers' direct access to information regarding the Adviser, which is the Fund's most significant service provider.

THE ADVISER

The Adviser, Robeco Investment Management, Inc., serves as the investment adviser of the Fund.  Prior to January 1, 2007, Robeco-Sage Capital Management, L.L.C., a wholly-owned subsidiary of Robeco USA, Inc., served as the investment adviser of the Fund.  Effective January 1, 2007, Robeco-Sage Capital Management, L.L.C. was merged into its parent, Robeco USA, Inc. (which changed its name to Robeco Investment Management, Inc. after the merger).  The Adviser is registered as an investment adviser under the Advisers Act.

The Adviser is a Delaware corporation and subsidiary of Robeco.  Robeco, headquartered in Rotterdam, the Netherlands, is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide.  Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles.

Robeco distributes its funds for the retail market both directly and through other financial institutions.  Its mutual funds are listed on major stock exchanges such as Amsterdam, Brussels, Paris, Frankfurt, London, Vienna and Zurich.

Robeco has offices in France, Belgium, Luxembourg, Switzerland, Germany, Spain, the UK, New York, New York (Robeco Investment Management, Inc.), Boston, Massachusetts and Toledo, Ohio (Harbor Capital Advisors).  Robeco is part of Rabobank.  As of March 31, 2010, Robeco's total assets under management were approximately $197 billion. As of the date of this Prospectus, the Fund is one of ten funds of hedge funds managed by the Adviser that are registered under the 1940 Act.

Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.  The agreement authorizes the Adviser to implement the Fund's investment program through investing in the Master Fund.  The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services.  To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser.  The Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement.  Under the Advisory Agreement, a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) is payable by the Fund to the Adviser (the "Advisory Fee").  However, under the agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund's assets remain invested in the Master Fund.  Previously, after taking into account the Expense Limitation, the Fund paid fees of $1,319,747 and $335,696 for the fiscal years ended March 31, 2008 and March 31, 2009, respectively.

The Master Fund has entered into an investment advisory agreement with the Adviser (the "Master Fund Advisory Agreement") pursuant to which the Adviser provides substantially similar services to the Master Fund as those set forth in the Fund's Advisory Agreement.  As consideration for these services, the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Master Fund Advisory Fee").  The Master Fund Advisory Fee is payable in arrears within five business days after the end of the quarter.

The Adviser manages both domestic and offshore investment vehicles.

Information Regarding the Individuals Responsible for Portfolio Management

The day-to-day management of the Fund's and the Master Fund's portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Darren S. Wolf, a Vice President of the Robeco-Sage division of the Adviser.  Investment decisions for the Fund and the Master Fund are made with the oversight of the Adviser's Investment Committee, which is comprised of Mr. Platkin, Andrew Rudolph, Jill Schurtz, Glenn Sloat and Mr. Wolf.

Officers of the Adviser on the Investment Committee

Paul S. Platkin, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser.  Mr. Platkin joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending nine years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management.  Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co.  Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

Mr. Platkin is a member of the Investment Committee.  Mr. Platkin also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.

Andrew Rudolph, Senior Vice President and Robeco-Sage's Long/Short Equity Sector Head.  Mr. Rudolph joined Robeco-Sage in 2009. Prior to joining the firm, he was Head of Research and Portfolio Manager with Sirius Investment Management, where he was responsible for manager research and ongoing due diligence for a broad spectrum of fund of hedge funds products. Previously, Mr. Rudolph served as the Head of Research and Strategy Head for Credit and International Hedge Funds with Bank of America Fund of Funds. Prior affiliations include Richcourt Fund Advisors, where he conducted research in both Europe and Asia, and trading positions with Arbinet, Hess Energy Trading Company and Sempra Energy Trading. Mr. Rudolph holds a B.S. degree in Finance from State University of New York at Albany, a J.D. from Brooklyn Law School, and an MBA degree in Finance from New York University. He has 15 years of industry experience.

Mr. Rudolph is a member of the Investment Committee.

Jill Schurtz, Chief Executive Officer and Managing Director.  Ms. Schurtz joined Robeco-Sage in early 2008 and served as the firm's Chief Operating Officer until June 2010, when she assumed the role of CEO. Prior to joining the firm, she spent a year and a half at Knight Equity Markets, L.P. as a Director in Research Sales, where she worked closely with research analysts and sales traders to introduce the firm's offerings to institutional clients, hedge funds, and other broker/dealers. Ms. Schurtz was also a lawyer with Skadden, Arps, Slate, Meagher, & Flom LLP for six years, focusing on complex tax strategies relating to financial products, capital markets transactions, and mergers and acquisitions. Her other affiliations include two years as an investment banker at U.S. Bancorp Piper Jaffray in the Communications and Computing group where she was a Vice President, and the U.S. military where she served for seven years, attaining the rank of Captain. Ms. Schurtz holds a B.S. degree from the United States Military Academy, West Point and a J.D. from Columbia University School of Law. She has 12 years of industry experience and is admitted to practice law in New York and Illinois.

Ms. Schurtz is a member of the Investment Committee.

Glenn Sloat, Director of Operational Due Diligence and Vice President of the Robeco-Sage division of the Adviser.  Mr. Sloat joined Robeco-Sage Capital Management, L.L.C. in 2006 as the firm's dedicated operational due diligence analyst.  Prior to joining Robeco-Sage, Mr. Sloat was a Vice President with JPMorgan Chase Bank where he was a client relationship manager specializing in business development and integration for complex institutional clients.  He began his investment career in 1989 as an Assistant Financial Consultant with Merrill Lynch Inc.  After one year, he moved to Bankers Trust Company, where he became an Assistant Vice President in the firm's Global Institutional Services Group, specializing in systems analysis and business process re-engineering.  Mr. Sloat also worked at Arthur Andersen as a Senior Consultant in their Banking and Capital Markets consulting practice, and at BlackRock Financial Management as a Vice President managing custodian bank operations and relationships.  Mr. Sloat holds a B.S. in Finance and Marketing from SUNY Albany and an M.B.A. in Finance and Information Technology from New York University's Stern School of Business.

Mr. Sloat is a member of the Investment Committee.

Darren S. Wolf, CFA, Vice President of the Robeco-Sage division of the Adviser.  Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the analytical team. Mr. Wolf is a graduate of Yeshiva University's Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA).  He has six years of investment experience.

Mr. Wolf is a member of the Investment Committee.  Mr. Wolf acts as a senior analyst and has responsibilities for on-site due diligence, monitoring of investment managers and portfolio construction.

Other Funds and Accounts Managed

The following tables set forth information about funds and accounts other than the Fund and the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2010.

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund's Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Paul S. Platkin	8	$172,597,000	8	$1,018,196,000	1	$21,340,000
Andrew Rudolph	1	$22,577,000	N/A	N/A	N/A	N/A
Jill Schurtz	N/A	N/A	N/A	N/A	N/A	N/A
Glenn Sloat	8	$172,597,000	8	$1,018,196,000	1	$21,340,000
Darren S. Wolf	8	$172,597,000	8	$1,018,196,000	1	$21,340,000

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund's Portfolio Manager	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
Paul S. Platkin	1	$22,577,000	4	$144,288,967	N/A	N/A
Andrew Rudolph	1	$22,577,000	N/A	N/A	N/A	N/A
Jill Schurtz	N/A	N/A	N/A	N/A	N/A	N/A
Glenn Sloat	1	$22,577,000	4	$144,288,967	N/A	N/A
Darren S. Wolf	1	$22,577,000	4	$144,288,967	N/A	N/A

Investment decisions of the Adviser are made with oversight by the Investment Committee.  The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

Compensation Program

Compensation for the portfolio managers is a combination of a fixed salary and a bonus.  The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or the Master Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser.  The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support.  As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund.  The Adviser's portfolio managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts.  Fees earned by the Adviser may vary among these accounts and the Adviser's portfolio managers may personally invest in these accounts.  These factors could create conflicts of interest because the Adviser's portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund.  A conflict may also exist if the Adviser's portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the Adviser's portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund.  However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser's portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.  (See "Conflicts of Interest.")

Fund Ownership

The following table sets forth the dollar range of Units beneficially owned by the portfolio managers as of March 31, 2010.

Portfolio Manager	Dollar Range
Paul S. Platkin	None
Andrew Rudolph	None
Jill Schurtz	None
Glenn Sloat	None
Darren S. Wolf	None

THE ADVISORY AGREEMENTS

The Advisory Agreement was initially approved by the Board of Managers (including all of the Independent Managers) at a meeting held in person on September 12, 2005, and was approved by the Fund's sole member at that time.  The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by majority vote of the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser.

The Master Fund Advisory Agreement was initially approved by the Master Fund Board (including all of its Independent Managers) at a meeting held in person on September 8, 2008, and was approved by the Master Fund's sole member at that time.  The Master Fund Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by majority vote of the Master Fund Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or by the Adviser.

The Advisory Agreement and the Master Fund Advisory Agreement may each be continued in effect from year to year after its initial two-year term if its continuance is approved annually by either its respective board of managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the respective fund, provided that in either event the continuance is also approved by a majority of its Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement and the Master Fund Advisory Agreement also provide that each will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

The Advisory Agreement and the Master Fund Advisory Agreement both provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund or Master Fund, as the case may be, the Adviser, and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund or Master Fund, as applicable, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund or Master Fund.  The Advisory Agreement and the Master Fund Advisory Agreement also both provide for indemnification, to the fullest extent permitted by law, by the Fund or Master Fund, as applicable, or the Adviser or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense directly arising from such person's performance or non-performance of its duties to the Fund or Master Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Fund or Master Fund.

At a meeting of the Board of Managers held on September 11, 2009, all of the Managers, including all of the Independent Managers, approved the renewal of the Advisory Agreement for an additional one-year term.  In considering whether to renew the Advisory Agreement, the Board of Managers reviewed materials from counsel and from the Adviser which included:  (i) information concerning the services rendered to the Fund by the Adviser and the Adviser's affiliates and the fees to be paid by the Fund to the Adviser and the Adviser's affiliates; (ii) information concerning the portfolio managers; and (iii) a summary of the legal duties of the Board of Managers under the 1940 Act.

A description of the Board of Managers' considerations in connection with the most recent renewal of the Advisory Agreement is included in the Fund's semi-annual report to Members for the fiscal period ended September 30, 2009.  A description of the Master Fund Board's considerations in connection with the approval of the Master Fund Advisory Agreement is included in the Master Fund's annual report for the fiscal year ended March 31, 2009.

VOTING

Each Member has the right to cast a number of votes based on the value of the Member's respective Units at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast.  Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Fund and certain other matters.  Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund or the Master Fund.

Notwithstanding the foregoing, the Fund will seek instructions from Members with regard to voting proxies of the Master Fund and vote such proxies of the Master Fund only in accordance with such instructions, or will vote its units in the Master Fund in the same proportion and in the same manner as the units of all other members of the Master Fund are voted.  Procedures in this regard will require that, upon receipt of Master Fund proxy materials by the Fund, any such Master Fund proxy materials (including the proxy statement and voting instruction card) will be furnished to all Members to solicit their instructions on how to vote the matter(s).

PROXY VOTING

The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Master Fund, relating to the Master Fund's investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund and the Master Fund, taking into account the following factors: (i) the impact on the value of the returns of the Portfolio Fund; (ii) the attraction of additional capital to the Portfolio Fund; (iii) the alignment of the interests of the Portfolio Fund's management with the interests of the Portfolio Fund's beneficial owners, including establishing appropriate incentives for the Portfolio Fund's management; (iv) the costs associated with the proxy; (v) the impact on redemption or withdrawal rights; (vi) the continued or increased availability of portfolio information; and (vii) industry and business practices.  In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund and the Master Fund.  The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of a Portfolio Fund, approval of members of the board of a Portfolio Fund or advisors and various other issues.  It is important to note that the Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the Master Fund.  In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy.  In addition, as described above, the Adviser may waive the Master Fund's voting rights attributable to the Master Fund's interests in Portfolio Funds.  Information regarding how the Adviser voted any proxies on behalf of the Fund during the most recent twelve-month period ended June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year.  Such information can be obtained: (i) without charge, upon request, by calling (866) 773-7145; and (ii) on the SEC's website at www.sec.gov.

BROKERAGE

Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below.  However, no guarantee or assurance can be made that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices.  The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities.

As described below, Portfolio Managers may place orders with brokers that provide research services.  Certain Portfolio Managers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Safe Harbor"), with respect to the receipt of such services.  However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund which are not covered by the Safe Harbor.  The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund.  Each Portfolio Manager generally will seek reasonably competitive commission rates.  However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.

Consistent with the principle of seeking best execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund.  In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Fund invests.  Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Fund invests.

ADMINISTRATOR

Pursuant to an administration agreement (the "Administration Agreement"), SEI Investments Global Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.  The Administrator may delegate certain of its administrative functions.  In consideration for these services, the Fund pays the Administrator its pro rata portion (based on its net assets) of an annual fee (paid monthly) of up to 0.12% of the aggregate net assets of the Fund and the other funds in the Fund Complex (the "Complex Assets"), which fee will decline to the extent that the Complex Assets exceed $100 million.  The Fund's pro rata portion of this fee is subject to an annual minimum fee of $15,000.  The Administrator also serves as the transfer agent for the Units.

Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund.  In consideration for these services, the Master Fund pays the Administrator its pro rata portion (based on its net assets) of an annual fee (paid monthly) of up to 0.12% of the Complex Assets, which fee will decline to the extent that the Complex Assets exceed $100 million.  The Master Fund's pro rata portion of this fee is subject to an annual minimum fee of $75,000.

CUSTODIAN AND ESCROW AGENT

SEI Private Trust Company (the "Custodian") serves as the custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers or the Master Fund Board, as applicable, in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder.  Assets of the Fund and the Master Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account.  The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

UMB Bank, n.a. serves as Escrow Agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. The Escrow Agent's principal business address is 1010 Grand Boulevard, 10th Floor, Kansas City, MO 64106.

FEES AND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement and the Master Fund Advisory Agreement, and the Distributor pursuant to the Distribution Agreement and the Member Services Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management or compliance services to the Fund; administrative expenses and fees of the Fund and the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Advisory Fee; Distribution Fee; the Member Servicing Fee (as defined below); fees and travel-related and other expenses of members of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds.  Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages.  The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.  If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable or allocable to the Portfolio Manager.  In such cases, the fees or allocations may differ from, and could be higher than, those described above.  Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets (the "Expense Limitation").  In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.  The Expense Limitation Agreement will remain in effect until terminated by the Fund.  None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

NET ASSET VALUATION

Net Asset Valuation

The Fund sells Units at their offering price, which is equal to the "net asset value" per Unit, plus the applicable sales load described in the "Summary of Fund Expenses" on page 15. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

In accordance with these policies, investments in Portfolio Funds are valued at their "fair values."  Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers.  As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable.  Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts).  In the unlikely event that a Portfolio Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its assets.  The Master Fund Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments.  In a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and thus, the Fund's net asset value.  This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (i.e., as much as eleven months or longer) before the current monthly computation of the Fund's and the Master Fund's net asset value.  As a result, for any given month, the stated net asset value of the Master Fund and thus, the Fund, may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month.  Although the procedures approved by the Master Fund Board provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

The Fund's and the Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund and the Master Fund value their respective assets.  The Adviser or, in certain cases, the Master Fund Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund.  Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption.  Following procedures adopted by the Master Fund Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  Any such decision must be made in good faith, and subject to the review and supervision of the Master Fund Board.

The Portfolio Funds provide estimated net asset value determinations to the Master Fund on a monthly basis, generally within one or two weeks following the end of the month.  The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds.  Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in an adjustment to the fair value given by the Master Fund to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Master Fund's investment in a Portfolio Fund.  The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time.  For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits.  Other adjustments may occur from time to time.

To the extent the Fund or the Master Fund invests its assets through Portfolio Accounts, and to the extent the Fund or the Master Fund invests in money market instruments, the Fund and the Master Fund will value portfolio securities (other than interests in Portfolio Funds) as follows:

Securities listed on the Nasdaq National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP") (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ's best offer price if the last trade price is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price).  If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Fund and the Master Fund.  If no sale is shown on NASDAQ, the bid price will be used.  If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein.  U.S. exchange traded securities, other than NASDAQ securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded.  If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges.  Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange.  Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported.  Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities.  If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units.  The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Master Fund Board.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Master Fund Board to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service.  Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S.  Foreign exchange rates also are determined before such close.  On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined.  When such significant events materially affect the values of securities held by the Master Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Master Fund's and thus, the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Units and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

CONFLICTS OF INTEREST

General

The Advisory Agreement and the Master Fund Advisory Agreement do not require the Adviser or its affiliates (together with their members, officers and employees, including those involved in the investment activities and business operations of the Fund and the Master Fund) to devote all or any specified portion of their time to managing the Fund's or the Master Fund's affairs, but only to devote so much of their time to the Fund's and the Master Fund's affairs as they reasonably believe necessary in good faith.  The Advisory Agreement and the Master Fund Advisory Agreement do not prohibit the Adviser or its affiliates from engaging in any other existing or future business, and the Adviser or its affiliates may provide investment management services to other clients or family members of the portfolio managers.  In addition, the portfolio managers and affiliates of the Adviser may invest for their own accounts in various investment opportunities, including in hedge funds.  A determination may be made that an investment opportunity in a particular investment fund is appropriate for a portfolio manager or an affiliate of the Adviser, but not for the Fund or the Master Fund.  This determination will be made by the Adviser's investment committee, consistent with the Adviser's allocation policy (which requires the Adviser to allocate opportunities on a fair and equitable basis).

The Adviser is an indirect subsidiary of Robeco Groep, N.V.  The Adviser, Robeco Groep, N.V. and their affiliates (collectively, for the purposes of this section, "Robeco") and their partners, officers and employees, including those involved in the investment activities and business operations of the Fund and the Master Fund, are engaged in businesses unrelated to the Fund and the Master Fund.

Robeco is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide.  As such, Robeco may engage in transactions in the same securities and other instruments in which the Portfolio Managers selected by the Adviser may invest.  In addition, Robeco may have investments or other business relationships with the Portfolio Managers utilized by the Fund or the Master Fund.  Robeco is not under any obligation to share any investment opportunity, idea or strategy with the Fund or the Master Fund.

The proprietary activities or portfolio strategies of Robeco, or the activities or strategies used for accounts managed by Robeco for other customer accounts, could conflict with the transactions and strategies employed by a Portfolio Manager and affect the prices and availability of the securities and instruments in which the Portfolio Manager invests.  Issuers of securities held by a Portfolio Manager may have publicly or privately traded securities in which Robeco is an investor or makes a market.  Robeco's trading activities generally are carried out without reference to positions held directly or indirectly by the Master Fund and may have an effect on the value of the positions so held or may result in Robeco having an interest in the issuer adverse to that of the Master Fund and thus, the Fund.

Brokerage firms affiliated with the Portfolio Managers may execute securities transactions on behalf of the Fund consistent with the provisions of the 1940 Act and, with respect to the Portfolio Funds in which the Fund invests, consistent with best execution.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund.  The Adviser's portfolio managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts.  Fees earned by the Adviser may vary among these accounts and the Adviser's portfolio managers may personally invest in these accounts.  These factors could create conflicts of interest because the Adviser's portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund.  A conflict may also exist if the Adviser's portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the Adviser's portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund.  However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser's portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser is also the investment manager for other investment vehicles (collectively with the Other Vehicles, the "Related Accounts").  The Related Accounts may invest in the same Portfolio Funds as the Fund and the Master Fund.  As a result, the Related Accounts may compete with the Fund and the Master Fund for appropriate investment opportunities.  As a general matter, the Adviser will consider participation by the Fund and the Master Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Related Accounts.  The Adviser will evaluate for the Fund, the Master Fund and the Related Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund, the Master Fund or the Related Accounts at a particular time.  Because these considerations may differ for the Fund, the Master Fund and the Related Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Master Fund and each of the Related Accounts will differ.  The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.

The Fund and the Master Fund, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an account managed by the Adviser is already invested (or seeks to invest) to the extent that the Fund is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an account managed by the Adviser.  Additionally, in the event the Master Fund retains Portfolio Managers as Sub-Managers, there is also the potential for prohibited affiliated transactions to exist.  For example, the Master Fund or a Sub-Manager (or its affiliate), absent SEC exemptive relief, may be precluded from investing any assets in certain hedge funds when accounts managed by a Sub-Manager are already invested in those hedge funds.

The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, Robeco, Rabobank and their affiliates on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund.

Other present and future activities of the Adviser, the portfolio managers, the Administrator and/or their affiliates may give rise to additional conflicts of interest.  In the event that a conflict of interest arises, the Managers will attempt to resolve such conflicts in a fair and equitable manner.

Portfolio Managers

Any Portfolio Manager that is also a Sub-Manager will likely follow practices substantially similar to those described below.  Although it is anticipated that Portfolio Managers that are not also Sub-Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices.  For purposes of this section only, the term "Portfolio Manager" will apply to both a "Portfolio Manager" and a "Sub-Manager."

Participation in Investment Opportunities.  The Adviser anticipates that each Portfolio Manager will consider participation by the relevant Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for its Portfolio Accounts that pursue similar investment programs.  There may be circumstances, however, under which a Portfolio Manager will cause its Portfolio Account to commit a larger percentage of its respective assets to an investment opportunity than to which the Portfolio Manager will commit the relevant Portfolio Fund's assets.  There also may be circumstances under which a Portfolio Manager will consider participation by its Portfolio Account in investment opportunities in which the Portfolio Manager does not intend to invest on behalf of the relevant Portfolio Fund, or vice versa.

Each Portfolio Manager is expected to evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and Portfolio Account at a particular time.  These factors may include the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account; however, particular Portfolio Managers may consider other factors.  Because the relevant considerations may differ for a Portfolio Fund and a relevant Portfolio Account in the context of any particular investment opportunity, the investment activities of a Portfolio Fund, on the one hand, and a Portfolio Account, on the other, may differ considerably from time to time.  In addition, the fees and expenses of the Portfolio Funds will differ from those of the Portfolio Accounts.  Accordingly, prospective Members should note that the future performance of a Portfolio Manager's Portfolio Fund and its Portfolio Account will vary.

When a Portfolio Manager determines that it would be appropriate for its Portfolio Fund and one or more of its Portfolio Accounts to participate in an investment opportunity at the same time, it will likely attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law.  Decisions in this regard are necessarily subjective and there is no requirement that any Portfolio Fund participate, or participate to the same extent as a Portfolio Account, in all trades.  Although no assurances can be made, no participating entity or account will likely receive preferential treatment over any other and each Portfolio Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where a Portfolio Fund could be disadvantaged because of the investment activities conducted by the Portfolio Manager for a Portfolio Account.  Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Portfolio Fund, and the Portfolio Accounts, thereby limiting the size of the Portfolio Fund's position; (ii) the difficulty of liquidating an investment for the Portfolio Fund and the Portfolio Accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

Each Portfolio Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or a Portfolio Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Master Fund.

Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to hedge funds and other entities or accounts managed by the Adviser and its affiliates.  In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide either: (i) to one or more Portfolio Accounts; or (ii) to the Master Fund.

Other Matters.  Except as may be permitted by applicable law, a Portfolio Manager and its affiliates are not expected to buy securities or other property from, or sell securities or other property to, the Portfolio Fund it manages.  In this regard, a Portfolio Fund may effect certain principal transactions in securities with one or more Portfolio Accounts, subject to certain conditions.  Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Account to sell, or the Portfolio Fund to sell and a Portfolio Account to purchase, the same security or instrument on the same day.  Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

CODE OF ETHICS

The Adviser and its affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Master Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and its affiliates (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Master Fund.  In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Master Fund have adopted a code of ethics and furthermore the Adviser and Robeco Securities (as defined below) have adopted a joint code of ethics (collectively with the Fund's and the Master Fund's code of ethics, the "Codes of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.  The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.  The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Future investment activities of the Adviser and its affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

PURCHASES OF UNITS

Purchase Terms

Units may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Units more or less frequently as determined by the Board of Managers.  In order to purchase Units, an investor must submit a completed investor certification to the Administrator generally five calendar days before the investor's proposed purchase.  Cleared funds must be available in the investor's account no later than five calendar days before the investor's proposed purchase, or such other date as Robeco Securities may determine in its sole discretion and communicate to the investor (the "Funding Deadline").  If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by the Selling Agent (as defined below) servicing the investor's account and deposited in a non-interest bearing escrow account pending the deposit of such monies with the Fund.  At the close of business on the Funding Deadline, the Fund will withdraw the monies representing the capital contribution from the escrow account or the Selling Agent servicing the investor's account will remit such monies representing the capital contribution from the investor's account, as applicable, and deposit such monies with the Fund.  The Fund will then issue the requisite number of Units to the investor on the purchase date.  All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

An investor purchases Units in the Fund.  Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount.  Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000.  The minimum initial investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000 and subsequent investments must be at least $10,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers.  Under certain circumstances, the minimum investment amounts may be waived, subject to the approval of Robeco Securities, L.L.C., a Delaware limited liability company that is a subsidiary of the Adviser ("Robeco Securities").  An investor's purchase of Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Units in a tender offering.  (See "Redemptions, Repurchases of Units and Transfers" below.)  The Board of Managers may, in its discretion, cause the Fund to repurchase a Member's entire interest in the Fund (i.e., all Units held by the Member) if the Member's investment balance, as a result of repurchase or transfer requests by the Member, is less than $50,000 (or any lower amount equal to the Member's initial purchase amount).

Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Fund by any Member will be payable in cash.  Initial and any additional contributions to the capital of the Fund will be payable in one installment.  Although the Fund may accept contributions of securities in the sole discretion of the Board of Managers, the Fund has no present intention of accepting contributions of securities.  If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

Each new Member must agree to be bound by all of the terms of the Fourth Amended and Restated Limited Liability Company Agreement of the Fund (the "Company Agreement").  Each potential investor must also represent and warrant in an investor certification, among other things, that the investor is purchasing Units for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Units.

Eligible Investors

Units are being offered only to investors that are "Eligible Investors."  Currently, "Eligible Investors" include: (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1.5 million at the time of investment (or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion); (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; (iii) persons who are "qualified purchasers," as defined by the 1940 Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities.  In addition, Units are offered only to investors that are U.S. persons for Federal income tax purposes, as defined below.   Investors must complete and sign an investor certification that the investor meets these requirements before it may invest in the Fund.  A form of the certification that each investor will be asked to sign is contained in Appendix B of this Prospectus.   Units may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the Code.  The Fund is not obligated to sell through brokers, dealers or other financial institutions, any Units that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Fund.  The Fund reserves the right to reject any order for the purchase of Units and may, in its sole discretion, suspend the offering of Units at any time.

A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation or partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) created or organized in the United States or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Code) which is subject to U.S. tax on its income from all sources; or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Distribution and Member Services

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Robeco Securities, a subsidiary of the Adviser, whose principal business address is 909 Third Avenue, New York, New York 10022, to act as the distributor for the sale of Units (the "Distributor").  Robeco Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units.

Selling Agents generally will be entitled to a sales load and an ongoing fee for such services.  The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund, but will not exceed 2.5% of an investor's investment amount.  (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.)  The sales load will be charged as a percentage of an investor's investment amount.  The sales load will not constitute an investment made by the investor in the Fund.  The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund, and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.

In addition, as compensation for the sale and marketing of Units, the Fund pays Robeco Securities an ongoing quarterly fee at an annualized rate of 0.85% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Distribution Fee").  The Distribution Fee is payable in arrears within five days after the end of the quarter.  These payments have been separately authorized by the Board pursuant to a distribution plan adopted by the Board.  Robeco Securities is not required to use all of the compensation it receives from the Fund to retain and pay Selling Agents.  However, it is currently expected that a significant portion of the compensation paid to Robeco Securities by the Fund will be used to compensate Selling Agents for selling Units.

The Fund has also entered into a Member Services Agreement with the Distributor to provide (or arrange for the provision of) ongoing Member and account maintenance services.  Under the terms of a Member servicing agreement between the Fund and the Distributor (the "Member Services Agreement"), the Distributor is authorized to provide, or retain other broker-dealers ("Member Service Providers") to provide, ongoing Member and account maintenance services to the Members of the Fund.  These services include, but are not limited to, handling Member inquiries regarding the Fund (for example, responding to questions concerning their investment in the Fund and reports and tax information provided by the Fund); assisting in the enhancement of communications between Members and the Fund; notifying the Fund of any changes to Member information, such as changes of address; and providing such other information and Member services as the Fund (or the Distributor) may reasonably request.  Under the Member Services Agreement, the Fund pays an ongoing quarterly Member Servicing fee at an annualized rate of 0.15% of the average net assets of the Fund during the calendar quarter to the Distributor (the "Member Servicing Fee").

Aggregate compensation paid to Robeco Securities and to any Selling Agent in connection with the marketing and sales of Units and for ongoing Member and account related services (including the Distribution Fee and the Member Servicing Fee) may not exceed 5.5% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering ("Offering Proceeds").  Specifically, the Distribution Fee, in the aggregate, will be capped at 4.675% of the Offering Proceeds and the Member Servicing Fee, in the aggregate, will be capped at 0.825% of the Offering Proceeds.  In addition, the sales loads Robeco Securities and Selling Agents receive from investors will be capped at 2.5% of the Offering Proceeds.  All compensation received by Robeco Securities under the Distribution Agreement and Member Services Agreement, and sales loads have been deemed by the Financial Industry Regulatory Authority, Inc. (formerly, the National Association of Securities Dealers) to be underwriting compensation and are subject to this limitation.

REDEMPTIONS, REPURCHASES OF
UNITS AND TRANSFERS

No Right of Redemption

No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem those Units.  There is no public market for Units, and none is expected to develop.  Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.  An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.

Repurchases of Units

The Fund from time to time will offer to repurchase outstanding Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers, in its sole discretion.  A repurchase fee equal to 2.0% of the value of Units repurchased, which is retained by the Fund, will apply if the date as of which the Units are to be valued for purposes of repurchase is less than one year following the date of a Member's investment in the Fund.  The fee is intended to offset costs associated with short-term investments in the Fund.  If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

In determining whether the Fund should offer to repurchase Units from Members, the Board of Managers will consider various factors, including the recommendations of the Adviser.  The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.  The Board of Managers will also consider the following factors, among others, in making this determination:

•	whether any Members have requested the Fund to repurchase their Units;

•	the liquidity of the Master Fund's assets;

•	the investment plans and working capital requirements of the Fund and the Master Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Units.

The Fund will repurchase Units from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Fund and to all Members.  The value of a Member's Units that are being repurchased is equal to the value of the Member's Units (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date.  When the Board of Managers determines that the Fund shall repurchase Units, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Members who are deciding whether to tender Units during the period that a repurchase offer is open may ascertain the net asset value of their Units by contacting the Adviser during the period.  However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Units when making their decision as to whether to tender Units for repurchase.

The Company Agreement provides that the Fund shall be dissolved if the Units of any Member that has submitted a written request for the repurchase of its Units by the Fund, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Fund is unable to repurchase a Member's Units as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.

Repurchases of Units from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind.  However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase.  Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Units from Members.  Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a pari passu basis.  Except as described above, the Fund does not impose any charges in connection with repurchases of Units.

The Fund's ability to conduct a repurchase offer will also be dependent upon the Master Fund's ability to conduct a repurchase offer that would provide the Fund with the liquidity necessary, and within the timeframe needed, to carry out the Fund's repurchase offer.  Like the Fund, the Master Fund's ability to conduct a repurchase offer will be subject to the discretion of the Master Fund Board based on considerations substantially identical to those considered by the Board of Managers and which are described above.  It is currently expected that the Adviser will recommend to the Master Fund Board that the Master Fund offer to repurchase units from its members four times each year, as of the last day of each calendar quarter.

Repurchase Procedures

Due to liquidity restraints associated with the Fund's investments in the Master Fund, which in turn is restricted as to its ability to withdraw from Portfolio Funds and the fact that the Master Fund may have to effect withdrawals from those funds to pay for Units being repurchased, the Adviser expects that, under the procedures applicable to the repurchase of Units, Currently, it is anticipated that Units will be valued for purposes of determining their repurchase price as of a date approximately 95 days after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Units repurchased (or as discussed below, at least 90% of such value if all of a Member's Units are repurchased) up to one month after the Valuation Date.  The value of Units can change significantly between the date by which a Member must decide whether to tender its Units for repurchase and the Valuation Date.  The amount that a Member may expect to receive on the repurchase of the Member's Units will be the value of the Member's Units (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's Units and less the repurchase fee, if applicable.  The balance due to each Member who tenders his Units will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year).  If all of a Member's Units are repurchased, the Member will receive an initial payment equal to at least 90% of the estimated value of the Units and the balance due will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of the Units as of a date proximate to the Valuation Date.  In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from the Fund.  However, promptly after the expiration of a repurchase offer, Members whose Units are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Units.  Payments for repurchased Units may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a pro rata portion of the Units tendered by each Member.  A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain an investment balance of $50,000 (or any lower amount equal to the Member's initial purchase amount), or such other amount as is determined by the Board of Managers.  If a Member tenders a portion of its Units and the repurchase of that portion would cause the Member's investment balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Units to be purchased from the Member so that the required minimum balance is maintained.

Repurchases of Units by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Units as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

The Fund may cancel an offer to repurchase Units (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (a) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Units tendered pursuant to the Offer; (b) there is, in the judgment of the Board of Managers any: (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (ii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (v) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (vi) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (vii) other event or condition that would have a material adverse effect on the Fund or its investors if Units tendered pursuant to the Offer were purchased; or (c) the Board of Managers determines that it is not in the best interest of the Fund to purchase Units pursuant to the Offer.  However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

The Fund is permitted to borrow money to meet repurchase requests.  Borrowing by the Fund involves certain risks for Members.  (See "Investment Practices and Related Risk Factors—Leverage.")

Mandatory Redemption by the Fund

The Company Agreement provides that the Fund may redeem the Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true.

Transfers of Units

Except as otherwise described below, no person shall become a substituted Member without the consent of the Board of Managers, or the Adviser, which consent may be withheld for any reason in its sole discretion.  Units held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the consent of the Board of Managers (which may be withheld in its sole discretion).  Under certain circumstances, the Board of Managers has delegated to the Adviser authority to consent to transfers of Units.  The Board of Managers has also delegated to the Adviser authority to admit Members.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers, or the Adviser, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed investor certification.  The Board of Managers, or the Adviser, may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Units, the investment balance of each of the transferee and transferor is not less than $50,000.  A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

Any transferee that acquires Units in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the Company Agreement and to tender the Units for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement.  If a Member transfers Units with the approval of the Board of Managers, or the Adviser, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

By purchasing Units, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

DIVIDENDS AND CAPITAL GAINS

Dividends

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund by the underlying Portfolio Funds, and, after the Tax Transition, applicable distribution requirements imposed on the Fund by Subchapter M under the Code.

Capital Gains Distributions

A Portfolio Fund may realize capital gains on the sale of portfolio securities.  If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year.  The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Choice for Receiving Distributions

When you open your account, you may specify on your application how you would prefer to receive your dividends and distributions.  Because the Fund's anticipated tax treatment would require the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund.  Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.  Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without sales charge, in additional full and fractional Units.

Dividends and distributions are generally taxable to Members, as discussed below, whether they are reinvested in Units or received in cash.  Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program.  You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained).  If you wish to opt out of the program and to receive your dividends and distributions in cash, please contact UMB Fund Services, Inc. ("UMB"), the Fund's transfer agent at 1-877-491-4991 to complete the necessary instructions.  Members who held Units prior to December 1, 2010 will be enrolled in this program unless they elect otherwise by notice to UMB.  You may request a copy of the automatic reinvestment program by contacting UMB at 1-877-491-4991.

TAX ASPECTS

The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member.  The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change.  This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund.  This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.  Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Units.

Effective as of December 1, 2010, the Fund intends to elect to be classified as an association taxable as a corporation and intends to qualify as a "regulated investment company" under Subchapter M of the Code, so that the Fund is no longer treated as a partnership for Federal tax purposes.  Based on the diversified nature of the Fund's investments, the Adviser believes that the election of the Fund to be classified as an association taxable as a corporation for Federal tax purposes should not be a taxable event to the Members.  Nevertheless, there is no assurance that the Internal Revenue Service (the "IRS") will agree with such position, in which case it may treat the Tax Transition as a taxable event to the Members.  Certain requirements of Subchapter M and additional information regarding the Fund's new tax treatment following the Tax Transition are described below in "Tax Treatment after the Tax Transition."  Upon the Tax Transition, each Member's tax basis in its Units will generally be equal to its tax basis in the Units prior to the Tax Transition.  In the event any gain is recognized as a result of the Tax Transition (although not currently expected), such gain would increase each Member's tax basis.

The Fund's current treatment as a partnership for Federal tax purposes does not subject the Fund itself to Federal income tax.  The Fund will file an annual partnership information return for 2010 with the IRS which reports the results of operations for the period prior to the Tax Transition.  Each investor who was an investor prior to that date will be required to report separately on its income tax return its distributive share of the Fund's income, gain, loss, deduction or credits.  Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

The Master Fund also intends to elect to be classified as an association taxable as a corporation and to seek to qualify as a RIC under Subchapter M of the Code. The summary of certain aspects of the Federal income tax treatment of the Fund in this section "Tax Aspects" is also applicable to the Master Fund.

Members holding Units for any period on or after December 1, 2010 will be subject in respect of the Units to the following tax aspects of the Fund.  Members holding Units before December 1, 2010 will be subject to the tax treatment described above with respect to such period.

Tax Treatment After the Tax Transition

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code as of December 1, 2010.  In each year that the Fund so qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its Members.  This avoids a "double tax" on that income and capital gains, since Members normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Units are held in a retirement account or the Member is otherwise exempt from tax).  Tax-exempt U.S. investors will not incur unrelated business taxable income as a result of a leveraged investment by the Fund.  If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt investor.  The Adviser will be responsible for reviewing, analyzing and interpreting the format and content of the compliance reports, and will be responsible for assessing whether the Fund is in compliance with applicable requirements under Subchapter M of the Code.

You should be aware of the following tax implications of investing in the Fund:

•
Dividends paid from net investment income and short-term capital gains are taxable as ordinary income.  For taxable years beginning on or before December 31, 2010, dividends paid from net investment taxable income that are designated by the Fund as being derived from "qualified dividend income" are taxable to individuals at the reduced rates currently applicable to long-term capital gains.  Distributions of the Fund's long-term capital gains are taxable as long-term capital gains.  It does not matter how long you have held your Units.  Absent future legislation, the reduced rates will cease to apply for taxable years beginning after December 31, 2010.

•
Every calendar year the Fund will send you and the IRS a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income, and other distributions the Fund paid to you in the previous calendar year.  The tax information the Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.

•
Because the Unit prices fluctuate, you may have a capital gain or loss when your Units are repurchased or you exchange them.  A capital gain or loss is the difference between the price you paid for the Units and the price you received when they were accepted for repurchase or exchange.  Generally, when Units you have tendered are repurchased, you must recognize any capital gain or loss on those Units.  Capital gains will be long-term or short-term depending on how long you have held the Units.

•	If you buy Units on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the Units will be returned to you as a taxable distribution.

Returns of Capital Can Occur.  In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to Members.  The Fund will identify returns of capital in Member notices.

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund would not be subject to U.S. Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to Members.  That qualification enables the Fund to "pass through" its distributed income and net capital gains to Members without the Fund having to pay tax on them.  The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year.  If the Fund does not qualify as a RIC during any period, it would be treated for U.S. Federal income tax purposes as an ordinary corporation and would receive no tax deduction for payments made to Members during that period.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year.  The Fund must also satisfy certain other requirements of the Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) or net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code).

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of "other issuers." As to each of those "other issuers," the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer.  In addition, no more than 25% of the value of the Fund's total assets may be invested in (i) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (ii) in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.  For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Satisfaction of the various tests that must be met to maintain the Fund's tax status as a regulated investment company under Subchapter M of the Code requires significant support from the underlying Portfolio Funds.  In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Portfolio Funds.  The risks of not receiving accurate information from the Portfolio Funds include failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.

Excise Tax on Regulated Investment Companies

After the Tax Transition, under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years.  If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed.  To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions.  However, the Board and the Adviser might determine in a particular year that it would be in the best interests of Members for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts.  That would reduce the amount of income or capital gains available for distribution to Members.

Failure to Qualify as a Regulated Investment Company

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its Members will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate Members.  Furthermore, in such event, individual Members of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. Federal income taxation in taxable years beginning on or before December 31, 2010.  Absent future legislation, the reduced rates will cease to apply for taxable years beginning after December 31, 2010.

Distributions

Dividends paid out of the Fund's investment company taxable income will be taxable to a Member as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional Units.  If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate Members may be eligible for the corporate dividends received deduction.  In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the reduced rates currently applicable to long-term capital gain.  Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.  Certain holding period and other requirements must be met by both the Member and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be.  Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a Member as long-term capital gain, regardless of how long the Member has held Units.  Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.  Absent future legislation, the reduced rates on qualified dividends and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.  A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Member as a return of capital, which is applied against and reduces the Member's basis in its Units.  To the extent that the amount of any such distribution exceeds the Member's basis in its Units, the excess will be treated by the Member as gain from a sale or exchange of the Units.  Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Units.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as  undistributed  capital  gains in a notice to its Members,  who will be  treated as if each received a distribution of its pro rata share of such gain, with the result that each Member will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Units by an amount equal to the deemed distribution less the tax credit.

Dividends designated by the Fund and received by corporate Members of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year.  A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed.  Moreover, the dividends received deduction may be disallowed or reduced if the corporate Member fails to satisfy the foregoing requirements with respect to Units or by applications of the Code.

Members will be notified annually as to the U.S. Federal income tax status of distributions, and Members receiving distributions in the form of additional Units will receive a report as to the net asset value of those Units.

Sale or Exchange of Units

Upon the sale or other disposition of Units (including through the repurchase of Units by the Fund) that a Member holds as a capital asset, the Member may realize a capital gain or loss in an amount equal to the difference between the amount realized and the Member's adjusted tax basis in the Units sold.  Such gain or loss will be long-term or short-term, depending upon the Member's holding period for the Units.  Generally, a Member's gain or loss will be a long-term gain or loss if the Units have been held for more than one year.

Any loss realized on a sale or other disposition will be disallowed to the extent that the Units disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Units.  In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a Member on a disposition of Units held by the Member for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received by the Member (or amounts credited as undistributed capital gains) with respect to such Units.

Under Treasury regulations, if a Member recognizes a loss with respect to Units of $2 million or more for an individual Member or $10 million or more for a corporate Member, the Member must attach to its tax return and also separately file with the IRS a disclosure statement on IRS Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, members of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to members of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Members should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Hedging and Derivatives Transactions

Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain  complex  financial  transactions.  These rules could therefore affect the character, amount and timing of distributions to Members.  The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Other Investments

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid.  The Fund may also invest in domestic and foreign "high yield" securities.  A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.

As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received.  Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code.  This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax.  To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Members.

Passive Foreign Investment Companies

If the Fund purchases shares in passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its Members.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund.  The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.  Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC.  In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Section 1256 Contracts

The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts.  A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options.  Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year.  The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year.  Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains.  This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization.  Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time.  Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI if it borrows to acquire Units.  Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by the Fund in certain real estate investment trusts.  Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

Foreign Taxes

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The Fund will not be eligible to "pass through" to its Members the amount of foreign taxes paid by the Fund for foreign tax credit purposes.

Backup Withholding

The Fund may be required to withhold U.S. Federal income tax from all distributions and redemption proceeds payable to Members who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless Congress enacts legislation otherwise).  Corporate Members and certain other Members specified in the Code generally are exempt from such backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the Member's U.S. Federal income tax liability, provided the required information is furnished to the IRS.

Other Taxation

Members may be subject to state, local and foreign taxes on their Fund distributions.

The foregoing is a brief summary of certain material income tax matters that are pertinent to prospective investors.  The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal income tax law which may have an effect on such investments.  This analysis is not intended as a substitute for careful tax planning.  Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

ERISA CONSIDERATIONS

General

Persons who are fiduciaries with respect to a U.S. employee benefit plan or trust within the meaning of, and subject to, the provisions of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA") (an "ERISA Plan"), an individual retirement account or a Keogh plan subject solely to the provisions of the Code2 (an "Individual Retirement Fund") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions and compliance with other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations

2  References hereinafter made to ERISA include parallel references to the Code.

provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, the risk and return factors of the potential investment, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the projected return of the total portfolio relative to the ERISA Plan's funding objectives, and the limitation on the rights of investors to redeem all or any portion of their Units or to transfer their Units.  Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations.  For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan and whether the assets of the ERISA Plan would be sufficiently diversified.  If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Plan Assets Defined

ERISA and applicable DOL regulations describe when the underlying assets of an entity in which benefit plan investors ("Benefit Plan Investors") invest are treated as "plan assets" for purposes of ERISA.  Under ERISA, the term Benefit Plan Investors is defined to include an "employee benefit plan" that is subject to the provisions of Title I of ERISA, a "plan" that is subject to the prohibited transaction provisions of Section 4975 of the Code, and entities the assets of which are treated as "plan assets" by reason of investment therein by Benefit Plan Investors.

Under ERISA, as a general rule, when an ERISA Plan invests assets in another entity, the ERISA Plan's assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity.  However, when an ERISA Plan acquires an "equity interest" in an entity that is neither: (a) a "publicly offered security;" nor (b) a security issued by an investment fund registered under the 1940 Act, then the ERISA Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established that: (i) the entity is an "operating company;" or (ii) the equity participation in the entity by Benefit Plan Investors is limited.

Under ERISA, the assets of an entity will not be treated as "plan assets" if Benefit Plan Investors hold less than 25% (or such higher percentage as may be specified in regulations promulgated by the DOL) of the value of each class of equity interests in the entity.  Equity interests held by a person with discretionary authority or control with respect to the assets of the entity and equity interests held by a person who provides investment advice for a fee (direct or indirect) with respect to such assets or any affiliate of any such person (other than a Benefit Plan Investor) are not considered for purposes of determining whether the assets of an entity will be treated as "plan assets" for purposes of ERISA.  The Benefit Plan Investor percentage of ownership test applies at the time of an acquisition by any person of the equity interests.  In addition, an advisory opinion of the DOL takes the position that a redemption of an equity interest by an investor constitutes the acquisition of an equity interest by the remaining investors (through an increase in their percentage ownership of the remaining equity interests), thus triggering an application of the Benefit Plan Investor percentage of ownership test at the time of the redemption.

Plan Asset Consequences

The Board of Managers anticipates that the investments in the Fund by Benefit Plan Investors may equal or exceed 25% of the value of the Units.  However, because the Fund is registered as an investment company under the 1940 Act, the assets of the Fund should not be treated as "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and ERISA's and the Code's prohibited transaction rules.  Thus, neither the Board of Managers nor the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.  In addition, under the regulation, because the Fund is registered as an investment company under the 1940 Act, it will not be considered to be a Benefit Plan Investor.

Representations by Plans

An ERISA Plan proposing to invest in the Fund will be required to represent that it is, and any fiduciaries responsible for the ERISA Plan's investments are, aware of, and understand, both the Fund's investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

WHETHER OR NOT THE UNDERLYING ASSETS OF THE FUND ARE TREATED AS "PLAN ASSETS" UNDER ERISA, AN INVESTMENT IN THE FUND BY AN ERISA PLAN IS SUBJECT TO ERISA.

ACCORDINGLY, FIDUCIARIES OF ERISA PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA OF AN INVESTMENT IN THE FUND.

ERISA Plans and Individual Retirement Fund Having Prior Relationships with the members of the Adviser and/or any of its Affiliates

Certain prospective ERISA Plan and Individual Retirement Fund investors may currently maintain relationships with the members of the Adviser and/or its affiliates.  Each of such persons may be deemed to be a party in interest to, and/or a fiduciary of, any ERISA Plan or Individual Retirement Fund to which any of them provide investment management, investment advisory or other services.  ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.  Similar provisions are imposed by the Code with respect to Individual Retirement Funds.  ERISA Plan and Individual Retirement Fund investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings.  Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Units.

ADDITIONAL INFORMATION AND SUMMARY OF
LIMITED LIABILITY COMPANY AGREEMENT

The following is a summary description of additional items and of select provisions of the Company Agreement which may not be described elsewhere in this Prospectus.  The description of such items and provisions is not definitive and reference should be made to the complete text of the Company Agreement, which is attached hereto as Appendix A.

Member Units

Persons who purchase Units in the offering being made hereby will be Members.  The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund.

Liability of Members

Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated: (i) to satisfy withholding tax obligations with respect to such Members; or (ii) to return to the Fund amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

Liability of Managers

The Company Agreement provides that a Manager shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office.  The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Fund.  Managers shall not be personally liable to any Member for the repayment of any account balance or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors.  The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

Amendment of the Company Agreement

The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the

Members unless the approval of Members is required by the 1940 Act.  However, certain amendments to the Company Agreement may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender all of its Units for repurchase by the Fund.

Power-of-Attorney

By purchasing Units, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted as part of each Member's investor certification is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of its Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

REPORTS TO MEMBERS

The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund's ability to provide final Schedules K-1 to Members for the 2010 tax year prior to April 15, 2011 will depend upon when it receives the requisite information from Portfolio Funds.  (See "Additional Risk Factors—Special Risks of Multi-Manager Structure.")  The Fund will provide Schedules K-1 for 2010 as soon as practicable after it receives all necessary information.  However, delays frequently occur.  Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns.  (See "Additional Risk Factors—Special Risks of Multi-Manager Structure.")

The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.  Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter.  Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

The Fund's financial statements and the report of the independent registered public accounting firm thereon, appearing in the Fund's Annual Report for the fiscal year ended March 31, 2010 are included in the Fund's SAI, which is available upon request from the Fund.  The Annual Report is filed with the SEC pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder and contains schedules of the Fund's portfolio investments as of March 31, 2010, and certain other financial information.

The audited financial information for the fiscal years ended March 31, 2010, 2009, 2008, 2007 and 2006 included in this Prospectus under the caption "Financial Highlights" has been so included in reliance on the consent of ABA given upon their authority as experts in auditing and accounting.

TERM, DISSOLUTION AND LIQUIDATION

The Fund shall be dissolved:

•	upon the affirmative vote to dissolve the Fund by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

•	upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund;

•
upon the expiration of any two-year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Fund requesting the repurchase of all of its Units by the Fund if those Units have not been repurchased by the Fund; or

•	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets.

Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts owing to the Members; and (iii) finally to the Members in proportion to the relative number of Units held by such Members.  Assets may be distributed in-kind on a pro rata basis if the Board of Managers or liquidator determines that the distribution of assets in-kind would be in the interests of the Members in facilitating an orderly liquidation.

FISCAL YEAR

For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31.  The 12-month period ending October 31 of each year is the taxable year of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Managers and the Audit Committee have selected ABA as the independent registered public accounting firm of the Fund.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.  The principal business address of ABA is located at 1375 Broadway, New York, NY 10018.

LEGAL COUNSEL

Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as U.S. legal counsel to the Fund.  The firm also acts as U.S. legal counsel to the Master Fund and the Adviser and its affiliates with respect to certain other matters.

INQUIRIES

You may request a copy of the Fund's annual and semi-annual reports to Members and the SAI by calling the telephone number below.  Inquiries concerning the Fund and Units (including information concerning purchase and withdrawal procedures) should be directed to:

Timothy J. Stewart
Robeco Investment Management, Inc.
909 Third Avenue
32nd Floor
New York, New York 10022

Telephone: (212) 908-9660
Telecopier: (212) 908-0168

*  *  *  *  *

All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

TABLE OF CONTENTS OF SAI
SAI Page
FINANCIAL STATEMENTS	1
FINANCIAL STATEMENTS OF THE FUND	2
FINANCIAL STATEMENTS OF THE MASTER FUND	20

____________________________________

ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.
(A Delaware Limited Liability Company)
____________________________________

FOURTH AMENDED AND RESTATED LIMITED LIABILITY
COMPANY AGREEMENT
Dated as of August 25, 2010
____________________________________

909 Third Avenue
32nd Floor
New York, New York  10022
(212) 908-9660

A-i

Page
ARTICLE I DEFINITIONS	1
ARTICLE II ORGANIZATION; ADMISSION OF MEMBERS	5
2.1 Formation of Limited Liability Company	5
2.2 Name	5
2.3 Principal and Registered Office	5
2.4 Duration	5
2.5 Business of the Company	5
2.6 Board of Managers	5
2.7 Members	6
2.8 Organizational Member	6
2.9 Both Managers and Members	6
2.10 Limited Liability.	6
ARTICLE III MANAGEMENT	7
3.1 Management and Control	7
3.2 Actions by the Board of Managers	7
3.3 Officers	7
3.4 Meetings of Members	8
3.5 Custody of Assets of the Company	9
3.6 Other Activities of Members and Managers	9
3.7 Duty of Care	9
3.8 Indemnification	9
3.9 Fees, Expenses and Reimbursement	10
ARTICLE IV TERMINATION OF STATUS OR REMOVAL OF ADVISER AND MANAGERS; TRANSFERS AND REPURCHASES	11
4.1 Termination of Status of the Adviser	11
4.2 Termination of Status of a Manager	11
4.3 Removal of the Managers	11
4.4 Transfer of Units of Members	12
4.5 Repurchase of Units	12
ARTICLE V CAPITAL	14
5.1 [Removed and Reserved]	14
5.2 Rights of Members to Capital.	14
5.3 [Removed and Reserved]	14
5.4 [Removed and Reserved]	14
5.5 [Removed and Reserved]	14
5.6 [Removed and Reserved]	14
5.7 [Removed and Reserved]	14
5.8 [Removed and Reserved]	14
5.9 [Removed and Reserved]	14
5.10 Withholding	14
ARTICLE VI SUBCHAPTER M TRANSITION; UNITS	15
6.1 Units.	15
ARTICLE VII DISSOLUTION AND LIQUIDATION	16
7.1 Dissolution	16
7.2 Liquidation of Assets	17
ARTICLE VIII ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS	17
8.1 Accounting and Reports	17
8.2 [Removed and Reserved]	18
8.3 Valuation of Assets	18
ARTICLE IX MISCELLANEOUS PROVISIONS	18
9.1 Amendment of Limited Liability Company Agreement	18
9.2 Special Power of Attorney	19

A-ii

9.3 Notices	20
9.4 Agreement Binding Upon Successors and Assigns	20
9.5 Applicability of 1940 Act and Form N-2	20
9.6 Choice of Law; Arbitration	20
9.7 Not for Benefit of Creditors	21
9.8 Consents	21
9.9 Merger and Consolidation	21
9.10 Pronouns	21
9.11 Confidentiality	21
9.12 Severability	22
9.13 Filing of Returns	22
9.14 Tax Election	22
9.15 [Removed and Reserved]	22
9.16 [Removed and Reserved]	22

A-iii

ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.
FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

THIS FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Company") is amended and restated as of August 25, 2010, by and among Charles S. Crow III, Richard B. Gross, David C. Reed and Timothy J. Stewart, to be effective upon the Subchapter M Transition (as defined herein), and those persons hereinafter admitted as Members.

W I T N E S S E T H :

WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on June 8, 2005;

WHEREAS, the Company has heretofore been governed by an initial Limited Liability Company Agreement dated June 8, 2005 executed by Timothy J. Stewart, in his capacity as the Initial Manager and the Organizational Member;

WHEREAS, the Company has heretofore been governed by a First Amended and Restated Limited Liability Company Agreement dated November 1, 2005 executed by and among Charles S. Crow III, Richard B. Gross, David C. Reed and Timothy J. Stewart and those persons thereafter admitted as Members;

WHEREAS, the Company has heretofore been governed by a Second Amended and Restated Limited Liability Company Agreement dated January 13, 2006 executed by and among Charles S. Crow III, Richard B. Gross, David C. Reed and Timothy J. Stewart and those persons thereafter admitted as Members;

WHEREAS, the Company has heretofore been governed by a Third Amended and Restated Limited Liability Company Agreement dated May 4, 2006 (the "Third Amended and Restated Agreement") executed by and among Charles S. Crow III, Richard B. Gross, David C. Reed and Timothy J. Stewart and those persons thereafter admitted as Members; and

WHEREAS, the Managers of the Company have determined to amend the Third Amended and Restated Agreement under the authority granted them pursuant to Section 8.1 thereof and desire to restate the Third Amended and Restated Agreement to facilitate the operations of the Company after the Subchapter M Transition contemplated by Article VI hereof;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

For purposes of this Agreement:

Administrator	The person who provides administrative services to the Company pursuant to an administrative services agreement.
Adviser	The person who at any particular time serves as the investment adviser to the Company pursuant to an Investment Advisory Agreement.
Advisers Act	The Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Affiliate	An affiliated person, as such term is defined by the 1940 Act, of a person.
Agreement	This Fourth Amended and Restated Limited Liability Company Agreement, as amended from time to time.
Board of Managers	The Board of Managers established pursuant to Section 2.6 hereof.
Certificate	The Certificate of Formation of the Company and any amendments thereto as filed with the office of the Secretary of State of Delaware.
Closing Date	The first date on or as of which a Member other than the Organizational Member is admitted to the Company.
Code	The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.
Company	The limited liability company governed hereby, as such limited liability company may from time to time be constituted.
Delaware Act	The Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.
Fiscal Period
The period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1) the last day of a Fiscal Year;
(2) the last day of a taxable year (if that day is not the last day of a Fiscal Year);
(3) the day preceding any day as of which the Company issues Units; or
(4) any day on which the Company repurchases any Units of any Member.
Fiscal Year
The period originally commencing on the Closing Date and ending on March 31, 2006, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 7.2 hereof), unless and until the Board of Managers shall elect another fiscal year for the Company.

Form N-2	The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.
Independent Managers	Those Managers who are not "interested persons," as such term is defined by the 1940 Act, of the Company.
Investment Advisory Agreement	A separate written agreement entered into by the Company pursuant to which the Adviser provides Management Services to the Company.
Investment Funds	Unregistered investment funds and registered investment companies.

Management Services	Such investment advisory and other services as the Adviser is required to provide to the Company pursuant to the Investment Advisory Agreement as contemplated by Section 3.9(a) hereof.
Manager	An individual designated as a Manager of the Company pursuant to the provisions of Section 2.6 hereof and who serves on the Board of Managers of the Company.
Master Fund	The registered Investment Fund into which the Company invests substantially all of its assets.
Member
Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases all of the Units of such person as a member pursuant to Section 4.5 hereof or a substituted Member or Members are admitted with respect to all of any such person's Units as a member pursuant to Section 4.4 hereof; such term includes the Adviser to the extent the Adviser purchases or holds Units and shall have been admitted to the Company as a member.

Net Assets
The total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Units to be effected as of the date such value is determined in accordance with generally accepted accounting principles.

1940 Act	The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.
Officer	An individual designated as an officer of the Company pursuant to the provisions of Section 3.3 hereof and who serves as an officer of the Company.
Organizational Member	Timothy J. Stewart
Securities
Securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon, as well as investments in registered investment companies and private investment funds.

Subchapter M Transition
That certain close of the Company's books as a partnership for Federal tax purposes to occur on (or on the day before) the effective date of the Company's election to be treated as an association taxable as a corporation for Federal tax purposes.

Taxable Year	The 12-month period ending October 31 of each year.

Transfer	The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of Units, including any right to receive any allocations and distributions attributable to such Units.
Units
Each of the proportionate shares into which the limited liability company interests of all Members in the aggregate are divided, each of which represents an interest in the Company that is equal in all respects to all other Units and as to which the holder thereof has the such appurtenant rights and obligations as are set forth in this Agreement, and including fractional Units.

Valuation Date	A day as of which the Company determines the value of its Net Assets, which shall include, but not be limited to any day as of which the Company repurchases Units.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS

2.1        Formation of Limited Liability Company.

The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

2.2        Name.

The name of the Company shall be "Robeco-Sage Multi-Strategy Fund, L.L.C." or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3        Principal and Registered Office.

The Company shall have its principal office at 909 Third Avenue, 32nd Floor, New York, NY  10022, or at such other place designated from time to time by the Board of Managers.

The Company shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless and until a different registered office or agent is designated by the Board of Managers.

2.4        Duration.

The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 7.1 hereof.

2.5        Business of the Company.

(a)        The business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise.  The Company may execute, deliver and perform all contracts, agreements, purchase orders and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.  The Company shall be operated subject to any applicable restrictions of the Bank Holding Company Act of 1956, as amended.

(b)        The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

2.6        Board of Managers.

(a)        By signing this Agreement or signing an investor application or certification in connection with the purchase of Units, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated.  After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Company.  The number of Managers shall be fixed from time to time by the Board of Managers.

(b)        Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof.  In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity; so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members.  The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

(c)        In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing Managers to the Board of Managers.  If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section 7.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 7.2 hereof.

2.7        Members.

The Board of Managers may admit one or more Members as of the last day of each month; provided, however, that the Company may, in the discretion of the Board of Managers, admit Members more or less frequently.  Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's investor certification pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement.  The Board of Managers may in its absolute discretion reject any purchase of Units.  The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the purchase of Units of such additional Member.

2.8        Organizational Member.

Upon the admission of any Member, the Organizational Member shall withdraw from the Company as the Organizational Member and shall be entitled to the return of the value of his or her Units, if any, without interest or deduction.

2.9        Both Managers and Members.

A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.10      Limited Liability.

Except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in an amount in excess of the Units of such Member, plus such Member's share of undistributed profits and assets.  Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

ARTICLE III

MANAGEMENT

3.1        Management and Control.

(a)        Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder.  No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined by the 1940 Act, of such company.  During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the investment adviser of the Company and to provide the Management Services to the Company.

(b)        The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

(c)        Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(d)        The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Company, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

3.2        Actions by the Board of Managers.

(a)        Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

(b)        The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers.  If applicable provisions of the 1940 Act so require, only an Independent Manager shall serve as the Principal Manager.  Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine.  Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Managers shall constitute a quorum at any meeting.

3.3        Officers.

(a)        The executive Officers of the Company shall be a President, a Treasurer, a Secretary and a Chief Compliance Officer.  If the Board of Managers has designated a Principal Manager pursuant to Section 3.2(b) hereof, then the Principal Manager shall also be an executive Officer.  The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer.  The President shall be the chief executive officer of the Company.  The Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager.  The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable.  Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person.  Unless there are no other officers at the time of acting, a person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Company an instrument required by law to be executed, acknowledged and verified by more than one Officer.

(b)        Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him.  Any Officer may resign at any time by written notice to the Company.  Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of an Officer shall not of itself create contract rights between the Company and such Officer.

(c)        If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers.  Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

(d)        All Officers as between themselves and the Company shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Company as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the President acting under authority delegated by the Board of Managers.

3.4        Meetings of Members.

(a)        Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine.  The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law.  Only matters set forth in the notice of a meeting, and matters incidental thereto, may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes at such meeting.

(b)        Each Member as of the record date for a meeting of Members shall be entitled to cast at such meeting one vote with respect to each Unit held by the Members as of the record date (and a proportionate fractional vote in the case of a fractional Unit).  The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)        A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the

Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.5        Custody of Assets of the Company.

The physical possession of all funds, Securities and other properties of the Company shall at all times be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

3.6        Other Activities of Members and Managers.

(a)        The Managers shall not be required to devote all of their time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

(b)        Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners or general partners of any partnership, members or managing members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

3.7        Duty of Care.

(a)        A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her duties, or otherwise in his or her capacity as a Manager, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of his or her duties to the Company.

(b)        Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member purchased Units shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

3.8        Indemnification.

(a)        To the fullest extent permitted by law, the Company shall, subject to Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost  or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  The rights of indemnification provided under this Section  3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

(b)        Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.8(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c)        As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d)        Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

(e)        An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)         The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

3.9        Fees, Expenses and Reimbursement.

(a)        So long as the Adviser provides Management Services to the Company, it shall be entitled to receive fees for such services as may be agreed to by the Adviser and the Company pursuant to the Investment Advisory Agreement.

(b)        The Board of Managers may cause the Company to compensate each Manager who is not an officer or employee of the Adviser (or of any affiliate of the Adviser) for his or her services as such and each such Manager shall be reimbursed by the Company for travel expenses incurred by him in performing his duties under this Agreement.

(c)        The Company shall bear all of its own costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser or another party pursuant to the Investment Advisory Agreement or another agreement with the Company.  The Adviser shall be entitled to reimbursement from the Company for any expenses that it pays on behalf of the Company.  Costs and expenses to be borne by the Company include, but are not limited to, the following: (i) all costs and expenses related to investment expenses; (ii) any non-investment related interest expense; (iii) fees and disbursements of any attorneys and accountants engaged on behalf of the Company; (iv) audit and tax preparation expenses; (v) administrative expenses and fees; custody and escrow fees and expenses; (vi) the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; (vii) fees and travel-related expenses of Managers who are not employees of the Adviser or any affiliate of the Adviser; (viii) organizational and offering expenses; (ix) all costs and expenses associated with background checks on Managers; (x) all costs and expenses associated with retaining independent third parties to provide risk management services to the Company; (xi) any investment advisory fees, Member servicing fees and management fees, (xii) any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers; and (xiii) all taxes to which the Company maybe subject, directly or indirectly and whether in the United States, any state thereof or any other U.S. or non-U.S. jurisdiction; and

(d)        Subject to such limitations as may be imposed by the 1940 Act or other applicable laws, from time to time the Company may, alone or in conjunction with the Adviser, any Affiliate of the Adviser or other registered or unregistered investment funds or other accounts for which the Adviser or any Affiliate of the Adviser acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

ARTICLE IV

TERMINATION OF STATUS OR REMOVAL OF ADVISER AND
MANAGERS; TRANSFERS AND REPURCHASES

4.1        Termination of Status of the Adviser.

The status of the Adviser shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Company does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

4.2        Termination of Status of a Manager.

The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers, or such lesser notice period agreeable to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

4.3        Removal of a Manager.

Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.4        Transfer of Units.

(a)        Units may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion).  In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers (or its delegate) which may be withheld in its (or its delegate's) sole discretion.  Any pledge, transfer, or assignment not made in accordance with this Section 4.4 shall be void.

(b)        The Board of Managers may not consent to a Transfer of all or any Units held by a Member unless the person or persons to whom the Units are Transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and either: (i) all of the Units held by a Member are Transferred to a single transferee; or (ii) after the Transfer of a portion of Units held by a Member, the value of the Units held by each of the transferee and the transferor is not less than $50,000, or such lesser amount as may be established by the Board of Managers.  Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the right to tender such Units for repurchase by the Company in connection with an offer to purchase Units made by the Company and shall be entitled to receive any dividend and other distributions paid by the Company with respect to Units, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member.  If a Member transfers Units with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that such transferee is admitted to the Company as a Member.  Each Member effecting a Transfer and each transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

(c)        Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member (or such Member's transferee) in connection with any such Transfer.

4.5        Repurchase of Units.

(a)        Except as otherwise provided in this Agreement, no Member or other person holding Units shall have the right to require the Company to repurchase those Units.  The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Units pursuant to written tenders.  In determining whether to cause the Company to make such repurchases, the Board of Managers shall consider, among other things, the recommendation of the Adviser.

The Board of Managers shall cause the Company to repurchase Units pursuant to written tenders and on terms determined by the Board of Managers to be fair to the Company and to all Members (including persons holding Units as may be acquired from Members), as applicable.

(b)        The Adviser may tender its Units that it holds as a Member, if any, under Section 4.5(a) hereof.

(c)        The Board of Managers may cause the Company to repurchase Units of a Member or any person acquiring the same from or through a Member in the event that the Board of Managers determines or has reason to believe that:

(1)
such Units have been transferred in violation of Section 4.4 hereof, or such Units have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member;

(2)
ownership of such Units by a Member or other person will cause the Company to be in violation of, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; or

(3)	any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true.

(d)        Repurchases of Units by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to effect such a repurchase, promptly after the expiration date of the relevant repurchase offer in accordance with the terms of such offer.  Payment of the purchase price for Units shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Units repurchased by the Company determined as of the Valuation Date applicable to such repurchase (the "Initial Payment"); and (ii) if determined to be appropriate by the Board of

Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value of the repurchased Units determined as of the applicable Valuation Date, a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Units repurchased by the Company as of the applicable Valuation Date, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effected, over (y) the Initial Payment.  Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value equal to the value of the repurchased Units as of such Valuation Date, each determined as of the date of repurchase, equal to the amount to be repurchased.  Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Company or the Master Fund has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Units, 10 business days after the Company or the Master Fund has received at least 90% of the aggregate amount withdrawn by the Company or the Master Fund from such Investment Funds.

(e)        A Member may at any time submit to the Company a written request that the Company repurchase all of the Units of such Member, as contemplated by Section 7.1(3) hereof.  Any such request shall be sent to the Company by registered or certified mail, return receipt requested, and shall be deemed valid upon receipt by the Member of a letter from the Company acknowledging its receipt of the request.  The Company shall send such letter to the Member promptly upon its receipt of the Member's request.

(f)         Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Company may impose a fee or charge in connection with repurchases of Units, including a fee or charge applicable to repurchases of Units effected prior to the expiration of a specified period subsequent to a Member's admission to the Company.

ARTICLE V
CAPITAL

5.1        [Removed and Reserved].

5.2        Rights of Members to Capital.

No Member shall be entitled to interest on any capital contributed to the Company through such Member's purchase of Units, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Units pursuant to Section 4.5 hereof or (ii) upon the liquidation of the Company's assets pursuant to Section 7.2 hereof.  No Member shall be liable for the return of any such amounts.  No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

5.3        [Removed and Reserved].

5.4        [Removed and Reserved].

5.5        [Removed and Reserved].

5.6        [Removed and Reserved].

5.7        [Removed and Reserved].

5.8        [Removed and Reserved].

5.9        [Removed and Reserved].

5.10      Withholding.

(a)        The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

(b)        For purposes of this Agreement, any taxes so withheld or paid over by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement.

(c)        The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption.  To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents.  Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

ARTICLE VI

SUBCHAPTER M TRANSITION; UNITS

6.1        Units.

(a)        (1)  The number of the Company's authorized Units and the number of Units that may be issued is unlimited, and, subject to Section 2.7 hereof and Section 6.2(b)(7) hereof, the Managers may issue Units for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Unit dividend or split-up), or may reduce the number of issued Units in proportion to the relative net asset value of the Units then outstanding, all without action or approval of the Members.  All Units when so issued on the terms determined by the Managers shall be fully paid and non-assessable.  The Managers may hold any Units reacquired by the Company as treasury Units, reissue such Units for such consideration and on such terms as they may determine, or cancel such Units, at their discretion from time to time.

(2)        In accordance with Section 2.9 hereof, any Manager, officer or other agent of the Company (including, without limitation, the Adviser), and any organization in which any such person is interested may acquire, own, and dispose of Units of the Company to the same extent as if such person were not a Manager, officer or other agent of the Company; and the Company may issue and sell or cause to be issued and sold and may purchase Units from any such person or any such organization subject only to the limitations, restrictions or other provisions applicable to the sale or purchase of Units generally.

(3)        Units shall not be represented by certificates, but only by notation on the Unit records of the Company, as kept by the Company or by any transfer or similar agent, as the case may be.  The Unit records of the Company, whether maintained by the Company or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Units and as to the number of Units held from time to time by each such person.

(b)        (1)       All consideration received by the Company for the issue or sale of Units, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Company generally and not to the account of any particular Member or holder of Units, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Company.  The treatment of these items under this Section 6.2(b)(1) shall replace and be in lieu of the treatment of the same under the relevant provisions of Article V of the Initial Agreement, replacement treatment to be effective as of the effective date of this Agreement and at all times thereafter.

(2)        The liabilities, expenses, costs, charges and reserves attributable to the Company shall be charged and allocated to the assets belonging to the Company generally and not to the account of any particular Member or holder of Units and shall be so recorded upon the books of account of the Company.  The treatment of these items under this Section 6.2(b)(2) shall replace and be in lieu of the treatment of the same under the relevant provisions of Article V of the Initial Agreement, such replacement treatment to be effective as of the effective date of this Agreement and at all times thereafter.

(3)        Dividends and distributions on Units may be paid to the Members or holders of Units, with such frequency as the Managers may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Managers may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities of the Company.  All dividends and distributions on Units shall be distributed pro rata to the Members or other holders of Units in proportion to the number of Units held by such persons at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Managers may determine that no dividend or distribution shall be payable on Units as to which the Member's purchase order and/or payment have not been received by the time or times established by the Managers under such program or procedure.  Dividends and distributions on Units may be made in cash or Units or a combination thereof as determined by the Managers or pursuant to any program that the Managers may have in effect at the time for the election by each Member or other holder of Units of the mode of the making of such dividend or distribution to that person.  Any dividend or distribution paid in Units will be paid at the net asset value thereof as determined in accordance with Section 8.3 hereof.

Notwithstanding anything in this Agreement to the contrary, the Managers may at any time declare and distribute a dividend of stock or other property pro rata among the Members or other holders of Units at the date and time of record established for the payment of such dividends or distributions.

(4)        Notwithstanding any provision to the contrary contained in this Agreement, the Managers shall not be required to make a distribution to the Members on account of their interest in the Company if such distribution would violate Section 18-607 of the Delaware Act or any other applicable law.

(5)        In the event of the liquidation or dissolution of the Company, the Members or other holders of Units shall be entitled to receive, when and as declared by the Managers, the excess of the assets of the Company over its liabilities.  Upon the liquidation or dissolution of the Company, the Managers shall make provisions for the satisfaction of all of the Company's outstanding obligations, taxes and other liabilities, accrued or contingent.  The assets so distributable (which may, in the discretion of the Managers, include assets distributed in-kind valued at their date of distribution in accordance with Section 8.3 hereof) shall be distributed among the Members or other holders of Units in proportion to the relative number of Units held by such persons.

(6)        Units shall be transferable only in accordance with Section 4.4 hereof.

(7)        Except as provided herein, each Unit shall represent an equal proportionate interest in the assets of the Company (subject to the liabilities of the Company), and each Unit shall be equal with respect to net asset value per Unit as against each other Unit.  The rights attaching to all Units shall be identical as to right of repurchase by the Company (except that fees associated with such transactions may be varied according to reasonable criteria established by the Managers in accord with Section 4.5(f) hereof), dividends and other distributions (whether or not on liquidation), and voting rights (the vote attaching to each Unit or fraction thereof being equal to the dollar value of the same as of the record date for any such vote, if such record date is a Valuation Date, or if such record date is not a Valuation Date, the Valuation Date most recently preceding such record date).  The Managers may from time to time divide or combine the Units into a greater or lesser number of Units provided that such division or combination does not change the proportionate beneficial interest in the assets of the Company of any Member or other holder of Units or in any way affect the rights of Units.

(8)        The Managers, subject to Section 2.7 hereof, may accept investments in the Company by way of Unit purchase, from such persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine.  Such investments may be in the form of cash, Securities or other property in which the Company is authorized to invest, hold or own, valued as provided in Section 8.3 hereof.  The Managers may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Units that conform to such authorized terms and to reject any purchase or sale orders for Units whether or not conforming to such authorized terms.

(9)        Units may be issued as fractions thereof.  Any fractional Unit, if outstanding, shall carry proportionately all the rights and obligations of a whole Unit, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Units, and liquidation of the Company.  Fractions of Units shall be calculated to three decimal points.

ARTICLE VII

DISSOLUTION AND LIQUIDATION

7.1        Dissolution.

The Company shall be dissolved:

(1)	upon the affirmative vote to dissolve the Company by: (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

(2)	upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Company;

(3)
upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.5(e) hereof, a written notice to the Company requesting to tender all of its Units for repurchase by the Company if such Units have not been repurchased by the Company; or

(4)	as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 7.2 hereof and the Certificate has been canceled.

7.2        Liquidation of Assets.

(a)        Upon the dissolution of the Company as provided in Section 7.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Adviser as the liquidator and the Board of Managers or the Adviser shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Board of Managers or the Adviser as the liquidator or the Board of Managers or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company.  The proceeds from liquidation shall be distributed as contemplated by Section 6.2(b)(5) hereof and in accordance with Delaware law.

ARTICLE VIII

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

8.1        Accounting and Reports.

(a)        The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company.  The Company's accounts shall be maintained in U.S. currency.

(b)        As soon as practicable after the end of each taxable year (and/or each calendar year), the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Units as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

(c)        Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 8.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act.  The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards.  The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

8.2        [Removed and Reserved].

8.3        Valuation of Assets.

(a)        Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period (and on any such additional day or days as the Managers in their discretion may determine) in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act.  In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)        The Company will value interests in the Investment Funds at fair value, which ordinarily will be the value determined by the Board of Managers in accordance with the policies established by the Company.

(c)        The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 8.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1        Amendment of Limited Liability Company Agreement.

(a)        Except as otherwise provided in this Section 9.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b)        Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the capital of the Company;

(2)
reduce the rights attaching to the Units held by any person as against the rights attaching to the Units held by any other person, except to the extent specifically contemplated by Section 6.2(b)(7) hereof; or

(3)	modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have all such person's Units repurchased by the Company.

(c)        The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 9.1 shall specifically include the power to:

(1)	restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)
amend this Agreement (other than with respect to the matters set forth in Section 9.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

(3)
amend this Agreement, taking due consideration of the interests of the Members as a whole to make such changes as may be necessary or advisable to ensure that the Company maintains its then-current federal tax treatment.

(d)        The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 9.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

9.2        Special Power of Attorney.

(a)        Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 7.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 9.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

(3)
all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

(b)        Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

(c)        This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

(1)
shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

(2)
shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

9.3        Notices.

Except as otherwise set forth in this Agreement, notices that are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company.  Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

9.4        Agreement Binding Upon Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

9.5        Applicability of 1940 Act and Form N-2.

The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that will affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act, other Federal securities laws and the Form N-2.

9.6        Choice of Law; Arbitration.

(a)        Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such state.

(b)        Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between Members or one or more Members and the Company to arbitration in accordance with the provisions set forth below and understands that:

(1)	arbitration is final and binding on the parties;

(2)	they are waiving their right to seek remedies in court, including the right to a jury trial;

(3)	pre-arbitration discovery is generally more limited and different from court proceedings;

(4)	the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)        All controversies that may arise among Members and one or more Members and the Company concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law.  Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the Financial Industry Regulatory Authority, Inc. ("FINRA") as the Member or entity instituting the arbitration may elect.  If the NYSE or FINRA does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered.  Any notice of such arbitration or for the c onfirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement.  Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d)        No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court.  Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

9.7        Not for Benefit of Creditors.

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Company.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

9.8        Consents.

Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

9.9        Merger and Consolidation.

(a)        The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b)        Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

9.10      Pronouns.

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

9.11      Confidentiality.

(a)        A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

(b)        Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c)        Each Member recognizes that in the event that this Section 9.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys'

fees and other litigation expenses incurred in connection therewith.  In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

(d)        Notwithstanding anything herein to the contrary, each Member (and each employee, representative or other agent of such Member), may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

9.12      Severability.

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

9.13      Filing of Returns.

The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal income tax return in compliance with Section 6012 of the Code and any required state and local income tax and information returns for each tax year of the Company.

9.14      Tax Election.

Any Officer, Manager or Member (at the request of the Board of Managers) is hereby authorized to make any election and to take any necessary or appropriate action in connection therewith to cause the Company to be classified as an association taxable as a corporation for U.S. Federal tax purposes.

9.15      [Removed and Reserved].

9.16      [Removed and Reserved].

EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 9.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 9.11.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGERS:

/s/ Charles S. Crow III
Charles S. Crow III

/s/ Richard B. Gross
Richard B. Gross

/s/ David C. Reed
David C. Reed

/s/ Timothy J. Stewart
Timothy J. Stewart

MEMBERS:

Each person who shall sign an investor application or certification and who shall be accepted by the Board of Managers to the Company as a Member.

APPENDIX B: INVESTOR CERTIFICATION
ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C. (THE "FUND")

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement; or (H) a natural person or an entity that is otherwise an "Eligible Investor" as defined in the Fund's prospectus.

I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true.  I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost.  I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Units and Transfers" provision in the prospectus.

I am a U.S. person and am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations) for purposes of U.S. Federal income taxation.  I agree to notify the Fund within 60 days of the date that I become a foreign person or entity.  I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct.  I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.**  I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am the fiduciary executing this investor certification on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment.  However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund.  I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Robeco Investment Management, Inc. and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Fourth Amended and Restated Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus.  I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

Amount Invested: $__________________	Investor Signature: ________________________	Date: ____________

Print Investor Name: ________________________________	SSN/Tax ID Number:

Investor Address: ______________________________________________________________________________

Please mail completed form to: Robeco Investment Management, Inc. Attn: Operations Department 909 Third Avenue New York, NY 10022 Fax# 212-812-7541	Print Financial Advisor Name: __________________	Financial Advisor Telephone #: ______________

	Financial Advisor Firm: _______________________	Account Number: _______________________

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities.  For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

** The Investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

Date of Fund prospectus _______________________

B-i

APPENDIX C

ADVISER PERFORMANCE INFORMATION

Robeco Investment Management, Inc. (the "Adviser") employs an investment program for Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund") and Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the "Master Fund") that is substantially the same as the investment program that it employs in managing various other investment vehicles (collectively, the "Other Vehicles").  The Other Vehicles have investment objectives, programs, policies and strategies that are substantially the same as those of the Fund and the Master Fund.  The Adviser selects on behalf of the Other Vehicles various portfolio managers with which it will invest the Other Vehicles' assets.  The personnel of the Adviser who are responsible for managing the investment portfolios of the Fund and the Master Fund manage the investment portfolios of the Other Vehicles.
Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Fund and the Master Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicles.  The Adviser will evaluate for the Fund, the Master Fund and the Other Vehicles a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund, the Master Fund or the Other Vehicles at a particular time.  Because these considerations may differ for the Fund, the Master Fund and the Other Vehicles in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund, the Master Fund and each of the Other Vehicles will differ.  (See "Conflicts of Interest.")

The following tables set forth composite monthly performance information of the Fund, the Other Vehicles and various indices for the periods indicated.  The returns shown reflect the actual fees and expenses incurred.  The tables should be read in conjunction with the notes thereto.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER VEHICLES BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND OR THE MASTER FUND.  Prospective investors should recognize that the Fund's fees and expenses may be higher than those of each of the Other Vehicles.  Accordingly, had the Other Vehicles' performance records reflected the Fund's fees and estimated expenses, the Other Vehicles' returns shown in the table may have been lower.  Furthermore, there are certain differences between the investment policies of the Fund and the Other Vehicles.  Unlike the Fund, certain of the Other Vehicles are not subject to certain investment limitations imposed by applicable securities laws which, if applicable, may have adversely affected the Other Vehicles' performance.  The future performance of the Fund, the Other Vehicles and the various indices may differ.

C-i

Performance Information of the Fund
MONTHLY RETURNS AS OF AUGUST  31, 2010
	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.	YTD
2005												1.47%	1.47%
2006	2.57%	0.16%	1.81%	1.53%	-1.57%	-0.79%	-0.04%	0.52%	0.42%	1.26%	1.53%	1.43%	9.11%
2007	1.18%	0.62%	1.28%	1.66%	1.70%	0.29%	-1.11%	-1.74%	1.80%	1.96%	-1.94%	0.16%	5.89%
2008	-3.47%	0.91%	-3.22%	1.39%	1.77%	-0.95%	-2.43%	-1.26%	-7.48%	-4.94%	-3.28%	-2.09%	-22.69%
2009	1.81%	-0.35%	0.07%	0.76%	2.66%	0.60%	1.82%	1.21%	1.67%	0.13%	0.52%	1.06%	12.60%
2010	0.28%	0.68%	1.09%	0.18%	-1.95%	-0.93%	0.48%	0.20%					0.00%

ANNUAL RETURNS FOR EACH CALENDAR YEAR
	20051	2006	2007	2008	2009
Fund	1.47%	9.11%	5.89%	-22.69%	12.60%
S&P 5003,4	0.43%	15.78%	5.49%	-36.99%	26.47%
BC Agg.3,5	0.95%	4.33%	6.97%	5.24%	5.93%
HFRI FoF Composite Index3,6	1.98%	10.39%	10.26%	-21.39%	11.47%

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST  31, 2010
	1 Year	3 Year	5 Year	7 Year	Since Inception7
Fund2	3.42%	-3.90%	N/A	N/A	0.43%
S&P 5003,4	4.93%	-8.65%	N/A	N/A	-1.54%
BC Agg.3,5	1.29%	7.65%	N/A	N/A	6.59%
HFRI FoF Composite Index3,6	2.91%	-3.09%	N/A	N/A	1.72%

RISK STATISTICS6 AS OF AUGUST  31, 2010
	Average Annual Total Returns Since Inception	Standard Deviation8	Sharpe Ratio9
Fund1	0.43%	6.66%	-0.37
S&P 5003,4	-1.54%	17.49%	-0.25
BC Agg.3,5	6.59%	3.64%	1.02
HFRI FoF Composite Index3,6	1.72%	6.84%	-0.17
___________________________________________________________________

1	Reflects annual returns for the period from the Fund's commencement of operations on December 1, 2005 through December 31, 2005.

2	This table is based on the investment performance of the Fund. The information contained in the table was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

3
Does not reflect fees or expenses of any kind charged by the indices.  However, with respect to the HFR Fund of Funds Composite Index, the returns take into account the fees and expenses charged by the portfolio funds comprising the Index.

4	The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

5
The Barclays Capital Aggregate Bond Index (formerly Lehman Brothers) is a benchmark index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, which, in the aggregate, represent fixed-income securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

6
The HFRI Fund of Funds Composite Index includes a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index.  There are no asset-size or track record length minimums required for inclusion.  Funds that close or stop reporting are included in the index up until the last reporting date.  Both domestic and offshore funds are included in the index.

7	Returns and Risk numbers are measured from the commencement of investment operations of the Fund on December 1, 2005.

8	A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

C-ii

9
A mathematical measure utilized to assess the risk-adjusted return of a portfolio.  The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

OTHER DISCLOSURES

This information is intended for illustration purposes only.  No index is directly comparable to the Fund, the Master Fund or the Other Vehicles.  Past performance is not indicative of future results or performance of any account managed by the Adviser, including the Fund and the Master Fund.  There is no guarantee that the Fund or the Master Fund will achieve their investment objectives.

C-iii

Composite Performance Information of the Other Vehicles and the Fund1

MONTHLY RETURNS AS OF AUGUST 31, 2010
	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.	YTD
1994	1.50%	-1.40%	-1.78%	-1.42%	0.97%	-0.72%	1.21%	1.59%	0.16%	0.20%	-1.46%	0.16%	-1.07%
1995	-0.57%	0.35%	0.67%	0.91%	0.57%	1.66%	2.26%	1.49%	1.50%	-0.53%	0.79%	1.96%	11.59%
1996	3.93%	0.72%	0.56%	3.42%	1.86%	-0.69%	-0.70%	2.67%	1.75%	2.19%	2.42%	1.80%	21.72%
1997	2.26%	2.56%	0.55%	0.72%	2.77%	1.88%	3.83%	0.64%	2.44%	-0.37%	-1.45%	0.83%	17.85%
1998	0.53%	2.21%	2.46%	0.61%	-2.44%	-0.94%	-0.41%	-6.80%	-2.32%	1.53%	3.34%	1.76%	-0.91%
1999	2.44%	-0.89%	4.14%	4.13%	2.78%	2.35%	1.34%	0.63%	1.68%	1.16%	4.26%	5.63%	33.79%
2000	1.97%	3.31%	1.73%	-0.59%	0.01%	2.43%	0.21%	2.28%	0.31%	0.20%	-1.11%	1.32%	12.64%
2001	2.35%	1.15%	0.54%	1.12%	0.35%	0.76%	0.03%	1.21%	0.03%	0.79%	0.26%	0.79%	9.77%
2002	0.61%	-0.33%	0.55%	0.92%	0.69%	-1.37%	-1.29%	0.30%	0.58%	-0.38%	0.97%	0.89%	2.12%
2003	1.64%	0.32%	0.49%	1.14%	1.47%	1.23%	0.36%	0.62%	1.34%	1.38%	0.89%	1.50%	13.09%
2004	1.46%	1.10%	0.60%	-0.40%	-0.43%	0.44%	-0.77%	0.08%	0.75%	0.46%	2.43%	1.47%	7.40%
2005	0.28%	1.24%	-0.02%	-1.12%	0.90%	1.33%	1.67%	0.75%	1.63%	-1.12%	0.93%	1.84%	8.58%
2006	2.43%	0.27%	1.73%	1.57%	-1.46%	-0.35%	0.24%	0.56%	0.68%	1.57%	1.51%	1.67%	10.86%
2007	1.47%	0.78%	1.42%	1.75%	1.79%	0.35%	-0.95%	-1.57%	1.79%	2.02%	-1.68%	0.29%	7.60%
2008	-3.19%	1.09%	-3.02%	1.22%	1.56%	-1.10%	-2.00%	-1.09%	-7.00%	-5.40%	-3.45%	-2.10%	-22.22%
2009	1.52%	-0.24%	-0.08%	0.97%	2.63%	0.59%	1.45%	1.17%	1.58%	0.23%	0.55%	0.96%	11.90%
2010	0.23%	0.95%	1.19%	0.16%	-1.74%	-0.83%	0.52%	0.37%					0.83%

Composite Performance Information of the Other Vehicles, the Fund and Various Indices

ANNUAL RETURNS FOR EACH CALENDAR YEAR
	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Other Vehicles and the Fund1	-1.07%	11.59%	21.72%	17.85%	-0.91%	33.79%	12.64%	9.77%	2.12%	13.09%	7.40%	8.58%	10.86%	7.60%	-22.22%	11.90%
S&P 5002,3	1.32%	37.54%	22.94%	27.84%	28.59%	21.06%	-9.10%	-11.88%	-22.09%	28.66%	10.87%	4.92%	15.78%	5.49%	-36.99%	26.47%
BC Agg.2,4	-2.92%	18.47%	3.63%	6.07%	8.69%	-0.82%	11.63%	8.44%	10.25%	4.10%	4.34%	2.43%	4.33%	6.97%	5.24%	5.93%
HFRI FoF Composite Index2,5	-3.48%	11.10%	14.39%	16.14%	-5.11%	26.47%	4.07%	2.80%	1.01%	11.62%	6.87%	7.49%	10.39%	10.26%	-21.39%	11.47%

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010
	1 Year	3 Year	5 Year	7 Year	Since Inception6
Other Vehicles and the Fund1	4.22%	-3.50%	1.58%	3.64%	8.09%
S&P 5002,3	4.93%	-8.65%	-0.90%	2.62%	6.99%
BC Agg.2,4	9.18%	7.65%	5.96%	5.72%	6.39%
HFRI FoF Composite Index2,5	2.91%	-3.09%	1.98%	2.70%	5.70%

RISK STATISTICS6 AS OF AUGUST 31, 2010
	Average Annual Total Returns Since Inception	Standard Deviation7	Sharpe Ratio8
Other Vehicles and the Fund1	8.09%	5.73%	0.76
S&P 5002,3	6.99%	15.64%	0.21
BC Agg.2,4	6.39%	3.83%	0.69
HFRI FoF Composite Index2,5	5.70%	6.15%	0.32

C-iv

1	This table is based on the investment performance of the Other Vehicles and the Fund. The information contained in the table was prepared by the Adviser based on the following facts and assumptions:

(a)	The composite performance information is an asset-weighted average of the returns of each of the Other Vehicles and the Fund.

(b)
The Other Vehicles' returns take into account each Other Vehicle's actual fees and expenses as well as all fees and expenses and incentive allocations borne indirectly by the Other Vehicles as investors in other investment funds, including acquired funds fees and expenses.  The returns do not reflect the reinvestment of any distributions made by the Other Vehicles.  The Fund's fees and expenses may be higher than those of each of the Other Vehicles.

(c)
The composite performance information from January 1, 1994 to December 31, 1999 is based on the performance of one Other Vehicle ("Vehicle One") which commenced investment operations on January 1, 1994 (because none of the Other Vehicles had commenced investment operations).  The composite performance information from January 1, 2000 to September 30, 2003 is based on the performance of Vehicle One and one Other Vehicle which commenced investment operations on January 1, 2000 ("Vehicle Two").  The composite performance information from October 1, 2003 to November 30, 2005 is based on the performance of Vehicle One, Vehicle Two and one Other Vehicle ("Vehicle Three"), which commenced investment operations on September 30, 2003.  The composite performance information beginning December 1, 2005 is based on the performance of Vehicle One, Vehicle Two, Vehicle Three and the Fund, which commenced investment operations on December 1, 2005.  The composite performance information beginning April 1, 2010 is based on the performance of Vehicle One, Vehicle Two, Vehicle Three, the Fund and one Other Vehicle which commenced investment operations on April 1, 2010 ("Vehicle Four").  The composite performance does not include the performance of two registered investment companies managed by the Adviser that do not pay a distribution fee.  Other than with respect to the distribution fee, the performance for such funds is substantially similar to the composite performance.   PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.  UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER VEHICLES BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND OR THE MASTER FUND.

2
Does not reflect fees or expenses of any kind charged by the indices.  However, with respect to the HFR Fund of Funds Composite Index, the returns take into account the fees and expenses charged by the portfolio funds comprising the Index.

3	The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

4
The Barclays Capital Aggregate Bond Index (formerly Lehman Brothers) is a benchmark index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, which, in the aggregate, represent fixed-income securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

5
The HFRI Fund of Funds Composite Index includes a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index.  There are no asset-size or track record length minimums required for inclusion.  Funds that close or stop reporting are included in the index up until the last reporting date.  Both domestic and offshore funds are included in the index.

6
Returns and Risk numbers are measured from the commencement of investment operations of Vehicle One on January 1, 1994, and include the performance information of Vehicle Two, Vehicle Three, the Fund and Vehicle Four.

7	A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

8
A mathematical measure utilized to assess the risk-adjusted return of a portfolio.  The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

OTHER DISCLOSURES

This information is intended for illustration purposes only.  No index is directly comparable to the Fund, the Master Fund or the Other Vehicles.  Past performance is not indicative of future results or performance of any account managed by the Adviser, including the Fund and the Master Fund.  There is no guarantee that the Fund or the Master Fund will achieve their investment objectives.

C-v

ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

Financial Statements
For the year ended March 31, 2011

Robeco-Sage Multi-Strategy Fund, L.L.C.

Financial Statements:

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at http://www.sec.gov.

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

Report of Independent Registered Public Accounting Firm

To the Board of Managers and
Members of Robeco-Sage Multi-Strategy Fund, L.L.C

We have audited the accompanying statement of assets and liabilities of Robeco-Sage Multi-Strategy Fund, L.L.C. as of March 31, 2011 and the related statements of operations and cash flows for the year then ended, and statement of changes in members’ capital for each of the two years in the period ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in the notes to the financial statements, the Fund invests substantially all of its assets in Robeco-Sage Multi-Strategy Master Fund, L.L.C. The audited financial statements of Robeco-Sage Multi-Strategy Master Fund, L.L.C. are attached, and are an integral part of these financial statements.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Robeco-Sage Multi-Strategy Fund, L.L.C. as of March 31, 2011, and the results of its operations and its cash flows for the year then ended, and statement of changes in members’ capital for each of the two years in the period ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
May 26, 2011

1

Robeco-Sage Multi-Strategy Fund, L.L.C.
Statement of Assets and Liabilities
March 31, 2011

Assets
Investments in Robeco-Sage Multi-Strategy Master Fund, L.L.C.	$101,911,230
Receivable from Robeco-Sage Multi-Strategy Master Fund, L.L.C.	5,500,000
Investment made in advance in Robeco-Sage Multi-Strategy Master Fund, L.L.C.	4,655,000
Cash and cash equivalents	33,823
Due from Adviser	32,200
Total assets	112,132,253

Liabilities
Redemptions payable	6,377,129
Capital contributions received in advance	4,508,750
Distribution fees payable	214,647
Professional fees payable	50,663
Member servicing fee payable	38,265
Administration fee payable	4,126
Board of Managers' fees payable	3,000
Other accrued expenses	22,922
Total liabilities	11,219,502

Net Assets	$100,912,751

Members' Capital
Net capital	$107,661,967
Accumulated net investment loss	(9,291,527)
Accumulated net realized loss on investment in Robeco-Sage Multi-Strategy Master Fund, L.L.C.	(8,166,062)
Net unrealized appreciation on investments in Robeco-Sage Multi-Strategy Master Fund, L.L.C.	10,708,373
Members' Capital	$100,912,751

Net Asset Value Per Unit (based on 93,617 units outstanding)	$1,077.93

The accompanying notes are an integral part of the financial statements.

2

Robeco-Sage Multi-Strategy Fund, L.L.C.
Statement of Operations
For the year ended March 31, 2011

Net Investment loss allocated from Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Interest income	$683
Expenses	(1,234,571)
Net investment loss allocated from Robeco-Sage Multi-Strategy Master Fund, L.L.C.	(1,233,888)

Investment Income
Interest	555
Other loss	(4,726)
(4,171)
Fund Expenses
Distribution fees	763,047
Member servicing fee	134,655
Professional fees	101,965
Insurance fees	60,252
Administration fee	45,501
Board of Managers' fees	12,000
Custody fee	2,500
Other expenses	73,279
Total fund expenses	1,193,199
Fund expenses reimbursed	(348,022)
Net Expenses	845,177
Net Investment Loss	(2,083,236)

Realized and Unrealized Gains on Investment Activities allocated from Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Net Realized Gain on Investment	384,075
Net Change in Unrealized Appreciation on Investment	4,918,217
Net Realized and Unrealized Gains on Investments allocated from Robeco-Sage Multi-Strategy Master Fund, L.L.C.	5,302,292

Net Increase in Members' Capital derived from Investment Activities	$3,219,056

The accompanying notes are an integral part of the financial statements.

3

Robeco-Sage Multi-Strategy Fund, L.L.C.
Statements of Changes in Members’ Capital

	For the year ended	For the year ended
	March 31, 2011	March 31, 2010
From Investment Activities
Net investment loss*	$(2,083,236)	$(1,439,273)
Net realized gain/(loss) on investment in Robeco-Sage Multi-Strategy Master Fund, L.L.C.	384,075	(1,450,117)
Net change in unrealized appreciation on investment in Robeco-Sage Multi-Strategy Master Fund, L.L.C.	4,918,217	13,364,185
Net realized and unrealized gains	5,302,292	11,914,068

Net increase in Members' Capital derived from investment activities	3,219,056	10,474,795

Members' Capital Transactions
Sales of Units	36,823,889	19,165,197
Redemptions of Units	(21,626,153)	(31,581,266)
	15,197,736	(12,416,069)

Net Increase/(Decrease) in Members' Capital	18,416,792	(1,941,274)
Members' Capital at Beginning of Year	82,495,959	84,437,233
Members' Capital at End of Year	$100,912,751	$82,495,959

Accumulated Net Investment Loss	$(9,291,527)	$(7,208,291)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

4

Robeco-Sage Multi-Strategy Fund, L.L.C.
Statement of Cash Flows
For the year ended March 31, 2011

Cash Flows Used In Operating Activities
Net increase in Members' Capital derived from investment activities	$3,219,056
Adjustments to reconcile net increase in Members' Capital derived from investment activities to net cash used in operating activities:
Payments for purchases of Robeco-Sage Multi-Strategy Master Fund, L.L.C.	(33,906,791)
Proceeds from sales of Robeco-Sage Multi-Strategy Master Fund, L.L.C.	20,385,000
Net change in unrealized appreciation on investment in Robeco-Sage Multi-Strategy Master Fund, L.L.C.	(4,918,217)
Net realized gain on investment in Robeco-Sage Multi-Strategy Master Fund, L.L.C.	(384,075)
Net investment loss allocated from Robeco-Sage Multi-Strategy Master Fund, L.L.C.	1,233,888
Increase in investment made in advance in Robeco-Sage Multi-Strategy Master Fund, L.L.C.	(4,655,000)
Increase in receivable from Robeco-Sage Multi-Strategy Master Fund, L.L.C.	(667,900)
Decrease in due from Adviser	11,681
Decrease in member service fees payable	(8,549)
Increase in distribution fees payable	34,064
Decrease in administration fees payable	(6,257)
Increase in professional fees payable	11,192
Decrease in other accrued expenses	(59,974)
Net cash used in operating activities	(19,711,882)

Cash flows from financing activities
Proceeds from sales of Units	36,823,889
Proceeds from sales of Units received in advance	4,508,750
Redemptions of Units	(15,249,024)
Payments of prior year redemptions of units	(6,352,009)
Net cash provided by financing activities	19,731,606

Net increase in cash and cash equivalents	19,724
Cash and cash equivalents, beginning of year	14,099
Cash and cash equivalents, end of year	$33,823

Supplemental schedule of non-cash financing activities:
Redemption of Units	$6,377,129

The accompanying notes are an integral part of the financial statements.

5

Robeco-Sage Multi-Strategy Fund, L.L.C.
Financial Highlights

	For the		For the		For the		For the	For the
	year ended		year ended		year ended		year ended	year ended
	March 31, 2011		March 31, 2010		March 31, 2009		March 31, 2008	March 31, 2007

Per Unit Operating Performance
Beginning net asset value	$1,041.51		$920.13		$1,105.12		$1,141.44	$1,061.24
Income/(loss) from operations*:
Net investment loss	(24.17)		(16.94)		(24.12)		(25.30)	(26.36)
Net realized and unrealized appreciation/(depreciation) from Robeco-Sage Multi-Strategy Master Fund, L.L.C.	60.59		138.32		(160.87)		(11.02)	106.56
Net change in net assets resulting from operations	36.42		121.38		(184.99)		(36.32)	80.20
Ending net asset value	$1,077.93		$1,041.51		$920.13		$1,105.12	$1,141.44

Total Return	3.50%		13.19%		(16.74)%		(3.18)%	7.56%

Net assets, end of year (000's)	$100,913		$82,496		$84,437		$112,670	$65,647

Ratios to Average Net Assets(4)
Expenses, before waivers and reimbursements (1)	2.63%		3.03%		2.74%		2.34%	3.56%

Expenses, net of waivers and reimbursements (1)	2.25%		2.36%	(2)	2.37%	(2)	2.25%	2.50%

Net investment loss, before waivers and reimbursements	-2.63%		-2.36%		-2.70%		-2.25%	-3.46%

Net investment loss, net of waivers and reimbursements	-2.25%		-1.68%		-2.33%		-2.16%	-2.40%

Portfolio turnover rate	34.13%	(5)	32.12%	(5)	38.25%	(3)	17.47%	7.82%

*	Per share calculations were performed using average shares for the year.
(1)	Expenses of Portfolio Funds are not included in the expense ratio.
(2)	Expense ratio is greater than the expense cap of 2.25% due to inclusion of extraordinary expenses that are not covered by the expense cap as further described in Note 4.
(3)
Portfolio turnover rate represents the rate for Robeco-Sage Multi-Strategy Fund, L.L.C. from April 1, 2008 to December 31, 2008 and the rate for Robeco-Sage Multi-Strategy Master Fund, L.L.C. from January 1, 2009 to March 31, 2009.

(4)	Includes amounts allocated from the Master Fund.
(5)	Portfolio turnover rate represents the rate for Robeco-Sage Multi-Strategy Master Fund, L.L.C.

Note:  The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole.  The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

6

Robeco-Sage Multi-Strategy Fund, L.L.C.
Notes to Financial Statements
March 31, 2011

1. Organization

Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.  The Fund is similar to a private investment fund in that, through its investment in the Master Fund (as defined below), its assets are actively managed and units of limited liability interests in the Fund ("Units") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended  (the "1933 Act").  The Fund commenced operations on December 1, 2005.

The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility.  The Fund accomplishes its investment objective by investing substantially all of its assets in Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company, which, like the Fund is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in hedge funds and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.  At March 31, 2011 the Fund holds 88.23% ownership interest in the Master Fund. The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Investors who purchase Units and who are admitted to the Fund by its Board of Managers (the "Board") will become members of the Fund ("Members").

For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending October 31 of each year is the taxable year of the Fund and the Master Fund.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

B. Portfolio Valuation and Investment Transactions

The Fund records its investment in the Master Fund at fair value.  Valuation of investments held by the Master Fund is discussed in the notes to the Master Fund's financial statements, included elsewhere in this report.

7

Robeco-Sage Multi-Strategy Fund, L.L.C.
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

C. Income Taxes

ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

For the current year only, the Fund changed its tax year end to November 30, 2010.  For the tax year-ended November 30, 2010, and for each of the three preceding tax years which remain subject to examination by the tax authority, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year, the Fund did not incur any interest or penalties.

Prior to December 1, 2010, the Fund was treated as a partnership for Federal tax purposes.  As of that date, the Fund changed its tax year end to October 31 and elected to be taxed as a corporation for Federal tax purposes and began operating in a manner to qualify as a "regulated investment company" under Subchapter M of the Code (the "Tax Transition"). As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally would be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. No material changes in the investment program or day-to-day management of the Fund were made in connection with the Fund's tax treatment. Following the Tax Transition, the Fund's tax reporting to Members is made on IRS Form 1099 instead of Schedule K-1.

D. Distribution Policy

Because the Fund's tax treatment requires the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund.  Unless the Fund is informed otherwise, each Member will be enrolled automatically in the reinvestment program.  Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.

8

Robeco-Sage Multi-Strategy Fund, L.L.C.
Notes to Financial Statements (continued)

2. Significant Accounting Policies (concluded)

D. Distribution Policy (concluded)

Dividends and distributions are generally taxable to Members, as discussed below, whether they are reinvested in Units or received in cash.  A Member may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained).  If a Member wishes to opt out of the program and to receive dividends and distributions in cash, the Member needs to contact UMB Fund Services, Inc. ("UMB"), the Fund's transfer agent at 1-877-491-4991 to complete the necessary instructions.  Members who held Units prior to December 1, 2010 were enrolled in this program unless they elected otherwise by notice to UMB.  Members may request a copy of the automatic reinvestment program by contacting UMB at 1-877-491-4991.

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's or the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code.  Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions.

E.  Cash and Cash Equivalents

The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

3. Related Party Transactions and Other

Related Parties
Robeco Investment Management, Inc. (the "Adviser") serves as the investment adviser of the Fund, the Master Fund and other related funds.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The Board has overall responsibility for the management and supervision of the operations of the Fund. Employees of the Adviser serve as officers and as members of the Board of the Fund.

In consideration of these investment advisory services and pursuant to an advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during each calendar quarter (the "Advisory Fee") is payable by the Fund to the Adviser.  However, under the Advisory Agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund’s assets remain invested in the Master Fund, which also pays the Adviser a quarterly fee at an annualized rate of 0.75%  of the average  net assets of  the Master  Fund

9

Robeco-Sage Multi-Strategy Fund, L.L.C.
Notes to Financial Statements (continued)

3. Related Party Transactions and Other (continued)

Related Parties (continued)
during each calendar quarter for investment advisory services. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Robeco Securities, a subsidiary of the Adviser, to act as the distributor for the sale of Units (the "Distributor").  Robeco Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers and financial advisers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units. The Distributor is entitled to charge a sales load to each investor on the purchase price of its Units of up to 2.5%, subject to certain limitations as described in the Distribution Agreement. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund.  The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund.  There were no sales loads charged by the Distributor for the year ended March 31, 2011.

In addition, the Fund pays the Distributor an ongoing quarterly distribution fee (the "Distribution Fee") at an annualized rate of 0.85% of the average net assets of the Fund during the calendar quarter, as compensation for the sale and marketing of Units and for the provision of certain investor and account maintenance services.  The Distribution Fee is payable in arrears within five days after the end of the quarter.

The Fund has also entered into a Member Services Agreement (the "Member Services Agreement") with the Distributor to provide (or arrange for the provision of) ongoing Member and account maintenance services.  As consideration for these services, the Fund pays an ongoing quarterly Member servicing fee to the Distributor at an annualized rate of 0.15% of the average net assets of the Fund during the calendar quarter.  The Distributor may pay all or a portion of this amount to retain broker-dealers and financial advisors ("Member Service Providers") to provide Member and account maintenance services.

The Fund and the Master Fund have entered into a Master/Feeder Agreement.  Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies.  The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

The Adviser has invested in the Fund primarily as a seed investor.  At March 31, 2011, the Adviser’s capital balance was $531,809.

10

Robeco-Sage Multi-Strategy Fund, L.L.C.
Notes to Financial Statements (continued)

3. Related Party Transactions and Other (concluded)

Related Parties (concluded)
Cooperatieve Centrale Raiffeissen – Boerenleen Bank B.A. ("Rabobank"), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies.  The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund.  Rabobank may be deemed to control the Fund for purposes of the BHCA.

Each member of the Board, who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual fee of $4,000.  In addition, the Master Fund pays each member of the Board who is not an "interested person" an annual fee of $2,000.  Any Board member who is an "interested person" does not receive any annual or other fee from the Fund.  All Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.

Other
SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund, pursuant to an administration agreement (the "Administration Agreement"). In consideration of such services, the Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Fund and the other funds in the "Fund Complex" (as defined in the Fund’s prospectus) at an annual rate of up to 0.12%, subject to certain fee minimums, and reimburses the Administrator for certain out-of-pocket expenses.  After its initial term of three years, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the "Custodian") for the Fund’s assets.  In consideration for such services, the Fund pays the Custodian an annual fee of $2,500. In addition, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

4.  Fund Expenses

The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to:  all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit

11

Robeco-Sage Multi-Strategy Fund, L.L.C.
Notes to Financial Statements (continued)

4.  Fund Expenses (concluded)

and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund and the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses of the Portfolio Funds, as an investor in the Master Fund. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages.  The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25%of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets (the "Expense Limitation"). Therefore, the accompanying Statement of Assets and Liabilities includes a receivable from the Adviser of $32,200 for the reimbursement of excess expenses.

In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses, in the year of reimbursement, to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. As of March 31, 2011, the amount of the carryforward is $1,318,994 which includes $395,874, $575,098 and $348,022 from the fiscal years ending March 31, 2009, 2010 and 2011, respectively.  The Expense Limitation Agreement will remain in effect until terminated by the Fund.  None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

12

Robeco-Sage Multi-Strategy Fund, L.L.C.
Notes to Financial Statements (continued)

5.  Members’ Capital

Unit transactions for the year ended March 31, 2011 were as follows:

Units outstanding at beginning of year	79,208
Units issued	35,082
Units redeemed	(20,673)
Units outstanding at end of year	93,617

The Fund is authorized to issue Units the value of which at time of issuance is not to exceed $250 million in aggregate.

6.  Borrowings

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes.  Borrowings by the Fund and Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

7.  Net Asset Valuation

The Fund sells Units at their offering price, which is equal to the "net asset value" per Unit.  The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

8. Purchases and Repurchases of Units

Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000.  The minimum initial investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, members of the Board, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

Units are not redeemable and a Member has no right to require the Fund to redeem its Units.  The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders.  Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion.  In determining whether the Fund should offer to repurchase Units from Members, the

13

Robeco-Sage Multi-Strategy Fund, L.L.C.
Notes to Financial Statements (continued)

8. Purchases and Repurchases of Units (concluded)

Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members, as of the last business day of March, June, September and December.  A repurchase fee equal to 2.0% of the value of a  Unit repurchased, which is retained by the Fund, will apply if the date as of which the Unit is to be valued for purposes of repurchase is less than one year following the date of a Member's investment in the Fund.  The fee is intended to offset costs associated with short-term investments in the Fund.  If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

The Board will also consider the following factors, among others, in making their determination of the amount of the tender offer:  (i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units;  (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Tender Offer

On February 28, 2011 the Fund offered to purchase up to $29,000,000 of Units tendered by Members of the Fund at a price equal to the net asset value as of June 30, 2011. In May 2011, the Fund accepted tender offer requests of approximately $12,800,000.  The final tender amount will be based upon the June 30, 2011 net asset value.

11. Subsequent Events

Subsequent to year-end through May 26, 2011, the Fund received $8,700,000 of subscriptions.

14

Robeco-Sage Multi-Strategy Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

NAME, AGE, and POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Disinterested Managers
Charles S. Crow, III, 61 Manager c/o Robeco-Sage Multi-Strategy Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2005	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	7	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.
Richard B. Gross, 63 Manager c/o Robeco-Sage Multi-Strategy Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2005	Mr. Gross is a lawyer and private investor. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150-year old banking firm specializing in investment management and fiduciary services.	7	Member of the Board of Trustees of Randall's Island Sports Foundation, a non-profit public/private partnership with the NYC Parks & Recreation Dept.
David C. Reed, 60 Manager c/o Robeco-Sage Multi-Strategy Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2005	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998 - present) and is the Managing Director of Reed & Company (1995 -present).	7	Member of the Board of Directors of 1st Constitution Bank
Interested Manager*
Timothy J. Stewart, 36 Manager, President and Chief Executive Officer c/o Robeco-Sage Multi-Strategy Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/ Since September 2005	Mr. Stewart is the Chief Financial Officer and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (June 2008 – present). From January 2003 to June 2008, he served as the Director of Operations and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (1)	7	N/A

*	Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.
(1)	Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital Management, L.L.C.

15

Robeco-Sage Multi-Strategy Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

NAME, AGE, and POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Officers who are not Managers
Matthew J. Davis, 45 Chief Financial Officer c/o Robeco-Sage Multi-Strategy Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since July 2008	Mr. Davis is Senior Managing Director and Chief Financial Officer of the Adviser (July 1, 2008–present). He is also the Chief Financial Officer of Robeco Securities (June 2005–present).	N/A	N/A
Liana Safanov, 32 Chief Compliance Officer c/o Robeco-Sage Multi-Strategy Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2010	Ms. Safanov is a Vice President of Compliance at the Adviser (August 2005 - present).	N/A	N/A

16

ROBECO-SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

Financial Statements

For the year ended March 31, 2011

Robeco-Sage Multi-Strategy Master Fund, L.L.C.

Financial Statements:

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2
Consolidated Statement of Assets and Liabilities	5
Consolidated Statement of Operations	6
Consolidated Statements of Changes in Members’ Capital	7
Consolidated Statement of Cash Flows	8
Consolidated Financial Highlights	9
Notes to the Consolidated Financial Statements	10
Managers and Officers of the Fund (unaudited)	26

The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q.  The Master Fund’s Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at http://www.sec.gov.

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and
Members of Robeco-Sage Multi-Strategy Master Fund, L.L.C

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Robeco-Sage Multi-Strategy Master Fund, L.L.C. as of March 31, 2011 and the related consolidated statements of operations and cash flows for the year then ended (consolidation occurred October 20, 2010), and consolidated statement of changes in members’ capital for each of the two years in the period then ended and consolidated financial highlights for each of the two years in the period then ended and the period January 1, 2009 (commencement of operations) through March 31, 2009.  These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of investments owned at March 31, 2011, by correspondence with the custodian and portfolio funds.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above, present fairly, in all material respects, the financial position of Robeco-Sage Multi-Strategy Master Fund, L.L.C. as of March 31, 2011, and the results of its operations and its cash flows for the year then ended, and statement of changes in members’ capital for each of the two years in the period ended and financial highlights for each of the two years in the period then ended and the period January 1, 2009 (commencement of operations) through March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
May 26, 2011

1

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments
March 31, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Long/Short Equity:
Artha Emerging Markets Fund, L.P.	$3,450,000	$3,506,009	3.04%	Quarterly
Clovis Capital Partners Institutional, L.P.	4,100,000	4,339,178	3.76%	Quarterly
Cobalt Partners L.P.	4,000,000	4,455,927	3.86%	Semi-Annually
Criterion Horizons Fund, L.P.	3,356,383	4,417,393	3.82%	Quarterly
Henderson Asia Pacific Absolute Return Fund Ltd.	2,800,000	2,799,054	2.42%	Monthly
Highbridge Long/Short Equity Fund, L.P.	3,850,000	4,105,867	3.55%	Quarterly
Highline Capital Partners QP, L.P.	2,177,264	2,516,296	2.18%	Quarterly
Kylin Fund, L.P.	3,750,000	4,034,319	3.49%	Quarterly
Pennant Windward Fund, Ltd.	3,750,000	4,526,057	3.92%	Quarterly
PFM Diversified Fund, L.P.	4,027,927	4,687,026	4.06%	Quarterly
Total Long/Short Equity	35,261,574	39,387,126	34.10%

2

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments (continued)
March 31, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Event Driven:
Altima Global Special Situations Fund, Ltd.	$1,857,329	$2,207,160	1.91%	Monthly
BHR Offshore Fund, Ltd.	2,550,000	3,037,094	2.63%	Quarterly
Elliott International, Ltd.	3,000,000	4,056,230	3.51%	Quarterly
Empyrean Capital Overseas Fund, Ltd.	3,700,000	3,724,414	3.22%	Quarterly
Eton Park Fund, L.P.	1,139,347	1,655,151	1.43%	Annually
Fir Tree Value Fund, L.P.	3,701,296	4,063,759	3.52%	Quarterly
Luxor Capital Partners Offshore, Ltd.	3,700,000	3,792,583	3.28%	Quarterly
Magnetar Capital Fund, L.P.(2)	466,539	390,100	0.34%	†
Montrica Global Opportunities Fund, L.P.(2)	160,327	123,055	0.11%	‡
Octavian Global Fund, L.P.	524,238	356,309	0.31%	‡
Owl Creek II L.P.	3,500,000	3,733,990	3.23%	Quarterly
Silver Point Capital Fund, L.P.(2)	329,965	401,542	0.35%	‡
Taconic Opportunity Fund, L.P.(2)	34,187	36,453	0.03%	‡
York European Opportunities Fund, L.P.	2,550,000	2,651,835	2.30%	Quarterly
Total Event Driven	27,213,228	30,229,675	26.17%
Macro:
Brevan Howard Emerging Markets Strategies Fund Limited	2,146,427	2,596,963	2.25%	Monthly
Brevan Howard Fund, Ltd.	1,536,424	1,848,560	1.60%	Monthly
GLG Emerging Markets Fund	2,800,000	2,814,350	2.44%	Monthly
WCG Offshore Fund, Ltd.	2,950,000	3,012,022	2.60%	Quarterly
Wexford Spectrum Fund I, L.P.(2)	20,935	24,540	0.03%	‡
Woodbine Capital Fund, Ltd.	3,450,000	3,567,108	3.09%	Quarterly
Total Macro	12,903,786	13,863,543	12.01%
Distressed:
Anchorage Capital Partners, L.P.	1,612,665	2,385,702	2.07%	Annually
Credit Distressed Blue Line Fund L.P.	1,687,500	1,997,761	1.73%	Quarterly
Greywolf Capital Partners II, L.P.(2)	19,791	11,095	0.01%	‡
Redwood Domestic Fund, L.P.(2)	44,188	60,289	0.05%	‡
Redwood Offshore Fund, Ltd.	2,955,812	4,661,173	4.03%	Bi-Annually
York Credit Opportunities Fund, L.P.	2,250,000	2,923,906	2.53%	Semi-Annually
Total Distressed	8,569,956	12,039,926	10.42%
Fixed Income Relative Value:
Pelagus Capital Fund Inc.	2,750,000	2,918,337	2.52%	Monthly
QFR Victoria Fund, Ltd.	2,600,000	2,527,158	2.19%	Quarterly
The Drake Absolute Return Fund, L.P.	120,541	90,851	0.08%	†
Total Fixed Income Relative Value	5,470,541	5,536,346	4.79%
Convertible Arbitrage:
Linden Investors, L.P.	3,900,000	4,243,421	3.67%	Quarterly

3

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments (concluded)
March 31, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Structured Credit:
Cerberus SPV, LLC(2)	$3,087,966	$2,640,656	2.29%	†
Dune Capital, L.P.(2)	180,443	111,904	0.10%	†
Sorin Offshore Fund, Ltd.	20,204	25,581	0.02%	†
Total Structured Credit	3,288,613	2,778,141	2.41%
Multi-Strategy Relative Value:
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.(2)	134,135	124,748	0.11%	‡
Broad Peak Fund, Ltd.	1,393,562	1,244,029	1.08%	Quarterly
Total Multi-Strategy Relative Value	1,527,697	1,368,777	1.19%
Fundamental Market Neutral:
Level Global L.P.	25,500	25,551	0.02%	†

Total Portfolio Funds	98,160,895	109,472,506	94.78%

Cash & Cash Equivalents:
SEI Daily Income Trust Treasury Fund, Cl A, 0.01%(1)	1,093,276	1,093,276	0.95%	Daily

Total Investments	$99,254,171	$110,565,782	95.73%

*	Percentages are based on Members’ Capital at the end of the year of $115,500,577.
**	Liquidity terms shown apply after initial lock-up provisions. See Notes 10.B and 12 for a description of initial lock-up provisions.
†	Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors. Final distribution dates cannot be estimated.
‡
The Master Fund’s remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating.  See Note 10.D for additional information on side pockets.  Final distribution dates cannot be estimated.

(1)	The rate shown is the 7-day effective yield as of March 31, 2011.
(2)	Portfolio Fund is held by Robeco-Sage Multi-Strategy 1099 Blocker Fund, LLC, which is 100% owned by the Master Fund. See Note 3 for additional information.

At March 31, 2011, the aggregate cost of investments for tax purposes was $98,160.895.  Net unrealized appreciation on investments for tax purposes was $11,311,611 consisting of $12,380,194 of gross unrealized appreciation and ($1,068,583) of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 94.78% of Members’ Capital have been fair valued as described in Note 2.B.

The accompanying notes are an integral part of the financial statements.

4

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statement of Assets and Liabilities
March 31, 2011

Assets
Investments in Portfolio Funds, at fair value (cost $98,160,895)	$109,472,506
Fund investments made in advance	11,000,000
Receivable from Portfolio Funds	7,208,629
Cash and cash equivalents	1,340,942
Other assets	10,982
Total assets	129,033,059

Liabilities
Capital contributions received in advance	7,610,000
Redemptions payable	5,500,000
Advisory fee payable	214,296
Professional fee payable	128,944
Deferred income tax payable	66,957
Administration fee payable	10,785
Board of Managers' fees payable	1,500
Total liabilities	13,532,482

Net Assets	$115,500,577

Members' Capital
Net capital	$98,115,475
Accumulated net investment loss	(2,361,586)
Accumulated net realized loss on Portfolio Funds	(2,644,003)
Net unrealized appreciation on investments in Portfolio Funds	22,390,691
Members' Capital	$115,500,577

The accompanying notes are an integral part of the financial statements.

5

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statement of Operations
For the year ended March 31, 2011

Investment Income
Interest	$745
Total investment income	745

Expenses
Advisory fee	738,229
Professional fees	310,824
Administration fee	107,320
Line of credit fee	68,486
Tax fee	66,957
Custody fee	9,843
Board of Managers' fees	6,000
Other expenses	48,468
Total expenses	1,356,127
Net Investment Loss	(1,355,382)

Realized and Unrealized Gains on Investments in Portfolio Funds
Net Realized Gain on Investments in Portfolio Funds	477,770
Net Change in Unrealized Appreciation on Investments in Portfolio Funds	5,402,044
Net Realized and Unrealized Gains	5,879,814
Net Increase in Members' Capital derived from Investment Activities	4,524,432

The accompanying notes are an integral part of the financial statements.

6

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statements of Changes in Members’ Capital

	For the year	For the year
	ended	ended
	March 31, 2011	March 31, 2010

From Investment Activities
Net investment loss*	$(1,355,382)	$(644,179)
Net realized gain/(loss) on investments in Portfolio Funds	477,770	(1,462,999)
Net change in unrealized appreciation on investments in Portfolio Funds	5,402,044	13,479,862
Net realized and unrealized gains	5,879,814	12,016,863

Net increase in Members' Capital derived from investment activities	4,524,432	11,372,684

Members' Capital Transactions
Sales of Units	41,056,791	22,148,000
Redemptions of Units/Interests	(20,511,000)	(27,490,000)
	20,545,791	(5,342,000)

Net Increase in Members' Capital	25,070,223	6,030,684
Members' Capital at Beginning of Year	90,430,354	84,399,670
Members' Capital at End of Year	$115,500,577	$90,430,354

Accumulated Net Investment Loss	$(2,361,586)	$(1,006,204)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

7

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statement of Cash Flows
For the year ended March 31, 2011

Cash Flows Used in Operating Activities
Net increase in Members' Capital derived from investment activities	$4,524,432
Adjustments to reconcile net increase in Members' Capital derived from investment activities to cash used in operating activities:
Purchases of Portfolio Funds	(50,050,000)
Sales of Portfolio Funds	31,912,502
Net change in unrealized appreciation on investments in Portfolio Funds	(5,402,044)
Net realized gain on investments in Portfolio Funds	(477,770)
Increase in receivable from Portfolio Funds	(4,728,168)
Increase in fund investments made in advance	(6,150,000)
Increase in other assets	(10,982)
Increase in advisory fee payable	48,363
Decrease in administration fee payable	(13,946)
Increase in deferred income tax payable	66,957
Increase in professional fees payable	13,626
Decrease in other accrued expenses	(18,460)
Net cash used in operating activities	(30,285,490)

Cash Flows from Financing Activities
Proceeds from sales of Units	41,037,000
Proceeds from sales of Units received in advance	7,610,000
Redemptions of Units	(15,011,000)
Payments of prior year redemptions of Units	(4,800,000)
Line of credit borrowings	2,230,000
Line of credit repayments	(2,230,000)
Net cash provided by financing activities	28,836,000

Net decrease in cash and cash equivalents	(1,449,490)
Cash and cash equivalents, beginning of year	2,790,432
Cash and cash equivalents, end of year	$1,340,942

Supplemental schedule of non-cash financing activities:
Redemptions of Units	$5,500,000

Contribution of units paid with Investment Funds from Robeco-Sage Multi-Strategy Fund, LLC	$19,791

The accompanying notes are an integral part of the financial statements.

8

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Financial Highlights

				For the period
				January 1, 2009
	For the year ended	For the year ended		(commencement of operations) through
	March 31, 2011	March 31, 2010		March 31, 2009

Total Return	4.43%	14.17%		1.86	%(1)

Net assets, end of period (000's)	$115,501	$90,430		$84,400

Ratios to Average Net Assets
Expenses(2)	1.37%	1.42	%(5)	1.77	%(3)

Net investment loss	-1.37%	-0.74%		-1.77	%(3)

Portfolio turnover rate	34.13%	32.12%		12.70	%(4)

(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized.
(4)	Not annualized.
(5)
Percentage is after the management fee waiver. The Adviser voluntarily waived the fee due to it under the Management Agreement from July 1, 2009 – September 11, 2009 (equal to 0.02% of average net assets).

Note:  The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole.  The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

9

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements
March 31, 2011

1. Principles of Consolidation

The accompanying financial statements include the accounts of Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”) and its wholly-owned affiliate, Robeco-Sage Multi-Strategy 1099 Blocker Fund, L.L.C. (the “Blocker Fund”).  All the significant intercompany balances and transactions have been eliminated in consolidation.

2. Organization

The Master Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Robeco-Sage Multi-Strategy Fund, L.L.C. and Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. (the "Feeder Funds" or "Members"), invest substantially all of their assets.

The Master Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility.  The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.  At March 31, 2011, Robeco-Sage Multi-Strategy Fund, L.L.C. and Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. hold 88.23% and 11.77%, ownership interests, respectively, in the Master Fund.

Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers (the "Board") will become members of the Master Fund.

For accounting purposes, the Master Fund's fiscal year is the 12-month period ending on March 31.   The 12-month period ending October 31 of each year is the taxable year of the Master Fund.

The Master Fund received its initial investment and commenced operations on January 1, 2009.

3. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

10

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions

The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.

Such fair value generally represents the Master Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund.  The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value.  Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements.  The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets.  The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund.  Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption.  In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  Any such decision must be made in good faith, and subject to the review and supervision of the Board.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis.  Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund.  Interest income is recorded on an accrual basis of interest earned on cash balances.

The Master Fund utilizes the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America fair value measurements, which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements.  The standard established a three-level

11

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date.  Accordingly, the Fund estimates the fair value of an investment in a Portfolio Fund using the net asset value of the investment without further adjustment unless the Investment Adviser determines that the net asset value is deemed to be not reflective of fair value.

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

• Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.  Investments in Portfolio Funds that are redeemable at net asset value without penalties within 90 days of period-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and

• Level 3 – Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.  Investments in Portfolio Funds that are not redeemable at net asset value within 90 days of period-end, or are subject to a redemption penalty extending past June 30, 2011, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

12

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

The following table summarizes the valuation of the Master Fund’s investments fair value hierarchy levels as of March 31, 2011:

	Level 1	Level 2	Level 3	Total

Investments by investment strategy:
Long/Short Equity	$-	$28,654,663	$10,732,463	$39,387,126
Event Driven	-	8,842,996	21,386,679	30,229,675
Macro	-	8,615,623	5,247,920	13,863,543
Distressed	-	4,250,549	7,789,377	12,039,926
Fixed Income Relative Value	-	2,918,337	2,618,009	5,536,346
Convertible Arbitrage	-	1,060,855	3,182,566	4,243,421
Structured Credit	-	-	2,778,141	2,778,141
Multi-Strategy Relative Value	-	622,014	746,763	1,368,777
Fundamental Market Neutral	-	-	25,551	25,551
Total investments by investment strategy	-	54,965,037	54,507,469	109,472,506

Cash & Cash Equivalents	1,093,276	-	-	1,093,276
Total	$1,093,276	$54,965,037	$54,507,469	$110,565,782

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments by Investment Strategy	Balance as of 3/31/10	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in/(out) of Level 3	Balance as of 3/31/11
Long/Short Equity	$5,387,267	$40,089	$543,690	$7,759,911	$(2,998,494)	$10,732,463
Event Driven	12,057,675	308,580	1,242,401	10,663,306	(2,850,149)	21,421,813
Macro	3,965,927	1,645	20,566	3,540,602	(2,280,820)	5,247,920
Distressed	7,860,519	103,420	1,278,966	603,871	(2,057,399)	7,789,377
Fixed Income Relative Value	82,107	(1,723)	(58,477)	2,596,102	-	2,618,009
Convertible Arbitrage	-	-	257,566	2,925,000	-	3,182,566
Structured Credit	3,019,362	(1,882,226)	2,144,989	(503,984)	-	2,778,141
Multi-Strategy Relative Value	3,460,494	(349,462)	127,433	(1,907,773)	(583,929)	746,763
Fundamental Market Neutral	484,795	15,731	15,364	(502,731)	12,392	25,551
Credit	85,816	(11,631)	44,044	(118,229)	-	-
Total	$36,403,962	$(1,775,577)	$5,616,542	$25,056,075	$(10,758,399)	$54,542,603

13

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (concluded)

The amount of gains/(losses) included in gain/(loss) attributable to the change in unrealized gains/ (losses) relating to assets still held at 3/31/11
Long/Short Equity	$551,989
Event Driven	2,043,540
Macro	1,472,743
Distressed	1,266,397
Fixed Income Relative Value	(58,599)
Convertible Arbitrage	257,566
Structured Credit	331,245
Multi-Strategy Relative Value	(131,090)
Fundamental Market Neutral	14,641
$5,748,432

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.  The net Level 3 transfers in/(out) noted above are due to a change in liquidity of the underlying Portfolio Funds between the measurement dates. The Master Fund did not have any transfers between Level 1 and Level 2 during the period ended March 31, 2011.

C. Income Taxes

ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Master Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

For the current year only, the Master Fund changed its tax year end to November 30, 2010.  For the tax year-ended November 30, 2010, and for the preceding tax year ended December 31, 2009, which remains subject to examination by the tax authority, the Master Fund did not have a liability for any unrecognized tax benefits.  The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year the Master Fund did not incur any interest or penalties.

As part of the process of preparing its consolidated financial statements, the Blocker Fund is required to account for its estimate of income taxes for Federal and States purposes through the establishment of a deferred tax  asset  or  liability. Deferred income taxes result from temporary differences in reporting

14

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

C. Income Taxes (concluded)

transactions for financial and tax purposes. Such differences relate primarily to unrealized appreciation on investments in Portfolio Funds and are included in the Master Fund’s Consolidated Statement of Assets and Liabilities.

Prior to December 1, 2010, the Master Fund was treated as a partnership for Federal tax purposes.  As of that date, the Master Fund changed its tax year end to October 31 and elected to be taxed as a corporation for Federal tax purposes and began operating in a manner to qualify as a "regulated investment company" under Subchapter M of the Code (the "Tax Transition"). As a regulated investment company under Subchapter M of the Code, each year that the Master Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally would be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. No material changes in the investment program or day-to-day management of the Master Fund were made in connection with the Master Fund's tax treatment. Following the Tax Transition, the Master Fund's tax reporting to Members is made on IRS Form 1099 instead of Schedule K-1.

D. Distribution Policy

Because the Master Fund's tax treatment requires the Master Fund to make certain annual distributions to Members, the Master Fund has established a program for the automatic reinvestment of these distributions in the Master Fund.  Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.

The amount of any dividends the Master Fund pays may vary over time, depending on market conditions, the composition of the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Master Fund by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Master Fund by Subchapter M under the Code.  Nonetheless, the Master Fund cannot guarantee that it will pay any dividends or other distributions.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available.  In cases where the tax characteristics are not available, such distribution will be classified as investment income.

15

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (concluded)

F.  Cash and Cash Equivalents

The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

4. Related Party Transactions and Other

Related Parties
Robeco Investment Management, Inc. (the "Adviser") serves as the investment adviser of the Master Fund, the Feeder Funds and other related funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund. The Board has overall responsibility for the management and supervision of the operations of the Master Fund.  Employees of the Adviser serve as officers and as members of the Board of the Master Fund.

In consideration of these investment advisory services and pursuant to an advisory agreement between the Master Fund and the Adviser (the "Advisory Agreement"), the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the "Master Fund Management Fee").  The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter.  The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes an advisory fee payable of $214,296.

Cooperatieve Centrale Raiffeissen – Boerenleen Bank B.A. ("Rabobank"), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank  Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies.  The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Master Fund, on the other hand, and may restrict the investments and transactions by the Master Fund.  Rabobank may be deemed to control the Master Fund for purposes of the BHCA.

Each member of the Board, who is not an "interested person" of the Master Fund, as defined by the 1940 Act, receives an annual fee of $2,000.  Any Board member who is an "interested person" does not receive any annual or other fee from the Master Fund.  All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.

On October 20, 2010, the Blocker Fund was organized as a Delaware limited liability company.  The Master Fund is the sole member and managing member of the Blocker Fund, which was formed to hold certain of the Master Fund's investments.

16

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

4. Related Party Transactions and Other (concluded)

Other
SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the "Administration Agreement"). In consideration of such services, the Master Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Master Fund and the other funds in the "Fund Complex" (as defined in the Administration Agreement) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses.  After its initial term of three years, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the "Custodian") for the Master Fund’s assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

5.  Fund Expenses

The Master Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to:  all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Master Fund also indirectly bears fees and expenses of the Portfolio Funds.  Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages.  The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.  If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a

17

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

5.  Fund Expenses (concluded)

management fee and performance allocation would generally be payable to the Portfolio Manager.  In such cases, the fees may differ from, and could be higher than, those described above.  Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested.  These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

6.  Members’ Capital

Unit transactions for the year ended March 31, 2011 were as follows:

Units outstanding at beginning of year	77,755
Units issued	34,785
Units redeemed	(17,439)
Units outstanding at end of year	95,101

7.  Borrowings

The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes.  Borrowings by the Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Master Fund has established a line of credit agreement with Societe Generale as of February 3, 2009, which is collateralized by a security interest in the Master Fund’s custody account.  The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. In accordance with an amendment to the line of credit agreement made on June 30, 2010, each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 2.15%.  The line of credit limit is $5,000,000.  The Master Fund also pays a facility fee, based on the size of the line of credit, of 1.15% per annum.  At March 31, 2011, the Master Fund had no outstanding borrowings.  During the year ended March 31, 2011, the Master Fund had borrowings under the line of credit agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

$1,373,692	$2,000,000	2.44%	65

*For the days borrowings were outstanding.

18

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

8.  Net Asset Valuation

The Master Fund sells Units at their offering price, which is equal to the "net asset value" per Unit.  The net asset value of the Master Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Master Fund repurchases any Units. The Master Fund's net asset value is the value of the Master Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

9. Indemnifications

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

10. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, writing option contracts, and equity swaps.  The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the Master Fund’s investment.

11. Concentration of Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks.  These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value.

The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risks, such as:

A. Illiquid Investments

The Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights.  The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

19

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

11. Concentration of Risk (concluded)

B. Liquidity

The Portfolio Funds generally provide for periodic redemptions, with some Portfolio Funds having lock-up provisions ranging from 3 months to 2 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 1.0% to 6.0% of net assets.  Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

C. Credit Risk

The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.

D. Side Pockets

The Master Fund may participate in side pocket investments, either at the Master Fund’s discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests.  A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions.  The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.

12.  Investment Transactions

For the year ended March 31, 2011, the Master Fund had purchases of investments of $50,050,000 and sales of investments of $31,912,502.

13. Investments

As of March 31, 2011, the Master Fund had investments in forty six Portfolio Funds, none of which were related parties.

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions.  The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions.  However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds.  Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may

20

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

13. Investments (continued)

nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets or such lower percentage  limit  as  may  be  determined  by  the  Master  Fund  in  consultation  with  its  counsel.  These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds’ Investment Strategies and Liquidity:

Long/Short Equity
In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions.  The Portfolio Managers’ stock selection abilities, on both the long and the short side, are key to the success of these Portfolio Funds.  The short positions may be opportunistic or instituted solely for hedging purposes.  Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge.  This classification is very broad.  Portfolio Funds in this category include those that may or may not have a sector, style, capitalization, country or regional bias.  Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies.  Trading and concentrated positions in certain stocks or industries often become important elements in these strategies.  There is typically some degree of directional trading involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 65 days. Portfolio Funds representing approximately 3% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.  Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% to 5% of net assets.  Investments representing approximately 16% of the value of the investments in this category are subject to these penalties.  The remaining restriction period for these investments ranges from nine to twelve months at March 31, 2011.  Investments representing approximately 1% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for this investment is nine months at March 31, 2011.  Investments representing approximately 10% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemptions in the first twelve months after acquisition and have redemption penalty in the second twelve months of investment.  The remaining restriction period for these investments ranges from twelve to twenty-two months at March 31, 2011.

Event-Driven
Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mis-pricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value.  This strategy also includes activist

21

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Event-Driven (concluded)
managers who take controlling stakes in companies and force the "event" internally.   Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 90 days. With respect to a Portfolio Fund restructuring, the Master Fund elected the liquidation option, which was effective as of January 1, 2010. A Portfolio Fund permits redemptions upon the payment of a redemption penalty of 3%, unless the investment is redeemed on its investment anniversary. Approximately 13% of the assets in this category are subject to these redemption restrictions.  Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 4% to 6%.  Investments representing approximately 22% of the value of the investments in this category are subject to these penalties.  The remaining redemption penalty period for these investments ranges from five to eleven months at March 31, 2011.  Certain Portfolio Fund lots do not allow for the Fund to redeem all of part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year.  Portfolio Funds representing approximately 37% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.   Investments representing approximately 20% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments ranges from eleven to twenty-one months at March 31, 2011.

Macro
Macro managers will invest globally across all markets without constraints.  Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates.  These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Funds in this category have redemption notice periods ranging from 30 to 90 days. Certain Portfolio Funds may charge redemption penalties of up to 5% of net assets if a redemption is made during the lock-up period or is greater than 25% per quarter upon expiration of the lock-up period.   Approximately 32% of the assets in this category are subject to these redemption restrictions.  Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of up to 5%.  Investments representing approximately 8% of the value of the investments in this category are subject to these penalties.  The remaining redemption penalty period for these investments ranges from three to twelve months at March 31, 2011.  Portfolio Funds representing approximately 5% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments ranges from three to five months at March 31, 2011.

22

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Distressed
These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security’s price has been affected (or is expected to be affected) by a distressed financial situation.  These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings.  Depending on the Portfolio Manager’s style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities.  Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy.  Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Funds in this category have redemption notice periods ranging from 60 to 90 days. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of up to 5%.  Investments representing approximately 4% of the value of the investments in this category are subject to these penalties.  The remaining redemption penalty period for these investments is four months at March 31, 2011.  Certain Portfolio Fund lots do not allow for the Fund to redeem all of part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year.  Portfolio Funds representing approximately 17% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.   Portfolio Funds representing approximately 24% of the value of the investments in this category allow the Master Fund to redeem 50% of its balance on a semi-annual basis.

Fixed Income Relative Value
Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company’s capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings. A Portfolio Fund in this category began an orderly wind-down and a return of capital to investors on May 30, 2008.  The other Portfolio Funds in this category have redemption notice periods ranging from 45 to 60 days. A Portfolio Fund may permit redemptions during the lock-up period upon the payment of redemption penalties of 1% to 4%.  This investment represents approximately 46% of the value of the investments in this category and is subject to these penalties.  The remaining redemption penalty period for this investment is ten months at March 31, 2011.  The investments in this category as of March 31, 2011 are not under initial lock-ups that would prevent redemptions by the Master Fund.

23

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Convertible Arbitrage
In Convertible Arbitrage funds, Portfolio Managers purchase a portfolio of convertible securities, generally convertible bonds, and hedge a portion of the equity risk by selling short the underlying common stock. Certain Portfolio Managers may also seek to hedge interest rate exposure. Most Portfolio Managers employ some degree of leverage. The Investment Funds can be run with a directional bias or as market neutral.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Fund in this category allows the Fund to redeem 25% of its balance on a quarterly basis.

Structured Credit
Portfolio Managers typically originate loans directly to a company.  These loans are typically senior within the capital structure and are collateralized by the company’s assets.  The Portfolio Manager is usually the "lender of last resort" and will lend at terms that are beneficial to the Portfolio Fund.  The Portfolio Funds in this category began orderly wind-downs and return of capital to investors as of August 28, 2009, June 30, 2008, and July 1, 2009, respectively.

Multi-Strategy Relative Value
In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy.  The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing.  Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio.  The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions.  Other than the remaining side pocket position, the Portfolio Fund in this category has a redemption notice period of 45 days and allows the Master Fund to redeem 25% of its balance on a quarterly basis.   The investments as of March 31, 2011 in this category are not under initial lock-ups that would prevent redemptions by the Master Fund.

Fundamental Market Neutral
Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities.  Positions are often hedged to isolate this discrepancy in value and minimize market risk.  Portfolio Funds in this category are typically exposed,

24

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

13. Investments (concluded)

Portfolio Funds’ Investment Strategies and Liquidity (concluded):

Fundamental Market Neutral (concluded)
through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The remaining investment in this category is held in a reserve.  The final distribution date cannot be determined.

14.  Tender Offer

On May 23, 2011, the Master Fund offered to purchase up to $13,000,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of June 30, 2011.  As of the date of these financial statements, no tender requests have been received.

15. Subsequent Events

Subsequent to year end through May 26, 2011, the Master Fund received $12,985,000 of subscriptions.

25

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

NAME, AGE, and POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Disinterested Managers
Charles S. Crow, III, 61 Manager c/o Robeco-Sage Multi-Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	7	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.
Richard B. Gross, 63 Manager c/o Robeco-Sage Multi-Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Gross is a lawyer and private investor. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150-year old banking firm specializing in investment management and fiduciary services.	7	Member of the Board of Trustees of Randall's Island Sports Foundation, a non-profit public/private partnership with the NYC Parks & Recreation Dept.
David C. Reed, 60 Manager c/o Robeco-Sage Multi-Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998 - present) and is the Managing Director of Reed & Company (1995 -present).	7	Member of the Board of Directors of 1st Constitution Bank
Interested Manager*
Timothy J. Stewart, 36 Manager, President and Chief Executive Officer c/o Robeco-Sage Multi-Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Stewart is the Chief Financial Officer and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (June 2008 – present). From January 2003 to June 2008, he served as the Director of Operations and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (1)	7	N/A

*	Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.
(1)	Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital Management, L.L.C.

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Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011
NAME, AGE, and POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Officers who are not Managers
Matthew J. Davis, 45 Chief Financial Officer c/o Robeco-Sage Multi-Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Davis is Senior Managing Director and Chief Financial Officer of the Adviser (July 1, 2008–present). He is also the Chief Financial Officer of Robeco Securities (June 2005–present).	N/A	N/A
Liana Safanov, 32 Chief Compliance Officer c/o Robeco-Sage Multi-Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2010	Ms. Safanov is a Vice President of Compliance at the Adviser (August 2005 - present).	N/A	N/A

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